BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                   as Depositor,

                               BANK OF AMERICA, N.A.,

                                    as Servicer,

                                        and

                               THE BANK OF NEW YORK,

                                     as Trustee

                          POOLING AND SERVICING AGREEMENT

                                 Dated May 29, 2001

                              _______________________

                         Mortgage Pass-Through Certificates

                                   Series 2001-B

                                TABLE OF CONTENTS



PRELIMINARY STATEMENT.............................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01 Defined Terms........................................
Section 1.02 Interest Calculations................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01 Conveyance of Mortgage Loans........................
Section 2.02 Acceptance by the Trustee of the Mortgage Loans.....
Section 2.03 Representations, Warranties and Covenants
             of the Servicer.....................................
Section 2.04 Representations and Warranties of the Depositor
             as to the Mortgage Loans............................
Section 2.05 Designation of Interests in the REMICs..............
Section 2.06 Designation of Start-up Day.........................
Section 2.07 REMIC Certificate Maturity Date.....................
Section 2.08 Execution and Delivery of Certificates..............
Section 2.09 Repurchase of Converted Mortgage Loans..............


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01 Servicer to Service Mortgage Loans..................
Section 3.02 Subservicing; Enforcement of the Obligations
             of Servicer.........................................
Section 3.03 Fidelity Bond; Errors and Omissions Insurance.......
Section 3.04 Access to Certain Documentation.....................
Section 3.05 Maintenance of  Primary Mortgage Insurance
             Policy; Claims......................................
Section 3.06 Rights of the Depositor and the Trustee in
             Respect of the Servicer.............................
Section 3.07 Trustee to Act as Servicer..........................
Section 3.08 Collection of Mortgage Loan Payments; Servicer
             Custodial Account; Certificate Account;
             and Upper-Tier Certificate Account..................
Section 3.09 Collection of Taxes, Assessments and Similar
             Items; Escrow Accounts..............................
Section 3.10 Access to Certain Documentation and Information
             Regarding the Mortgage Loans........................
Section 3.11 Permitted Withdrawals from the Servicer Custodial
             Account, Certificate Account and Upper-Tier
             Certificate Account.................................
Section 3.12 Maintenance of Hazard Insurance.....................
Section 3.13 Enforcement of Due-On-Sale Clauses;
             Assumption Agreements...............................
Section 3.14 Realization Upon Defaulted Mortgage Loans;
             REO Property........................................
Section 3.15 Trustee to Cooperate; Release of Mortgage Files.....
Section 3.16 Documents, Records and Funds in Possession of
             the Servicer to be Held for the Trustee.............
Section 3.17 Servicing Compensation..............................
Section 3.18 Annual Statement as to Compliance...................
Section 3.19 Annual Independent Public Accountants' Servicing
             Statement; Financial Statements.....................
Section 3.20 Advances............................................
Section 3.21 Modifications, Waivers, Amendments and Consents.....
Section 3.22 Reports to the Securities and Exchange Commission...


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01 Servicer's Certificate..............................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01 Distributions.......................................
Section 5.02 Priorities of Distributions.........................
Section 5.03 Allocation of Losses................................
Section 5.04 Statements to Certificateholders....................
Section 5.05 Tax Returns and Reports to Certificateholders.......
Section 5.06 Tax Matters Person..................................
Section 5.07 Rights of the Tax Matters Person in Respect
             of the Trustee .....................................
Section 5.08 REMIC Related Covenants.............................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01 The Certificates....................................
Section 6.02 Registration of Transfer and Exchange
             of Certificates.....................................
Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates...
Section 6.04 Persons Deemed Owners...............................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor
             and the Servicer....................................
Section 7.02 Merger or Consolidation of the Depositor
             or the Servicer.....................................
Section 7.03 Limitation on Liability of the Depositor,
             the Servicer and Others.............................
Section 7.04 Depositor and Servicer Not to Resign................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01 Events of Default...................................
Section 8.02 Remedies of Trustee.................................
Section 8.03 Directions by Certificateholders and
             Duties of Trustee During Event of Default...........
Section 8.04 Action upon Certain Failures of the Servicer
             and upon Event of Default...........................
Section 8.05 Trustee to Act; Appointment of Successor............
Section 8.06 Notification to Certificateholders..................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01 Duties of Trustee...................................
Section 9.02 Certain Matters Affecting the Trustee...............
Section 9.03 Trustee Not Liable for Certificates
             or Mortgage Loans...................................
Section 9.04 Trustee May Own Certificates........................
Section 9.05 Eligibility Requirements for Trustee................
Section 9.06 Resignation and Removal of Trustee..................
Section 9.07 Successor Trustee...................................
Section 9.08 Merger or Consolidation of Trustee..................
Section 9.09 Appointment of Co-Trustee or Separate Trustee.......
Section 9.10 Authenticating Agents...............................
Section 9.11 Trustee's Fees and Expenses.........................
Section 9.12 Appointment of Custodian............................
Section 9.13 Paying Agents.......................................
Section 9.14 Limitation of Liability.............................
Section 9.15 Trustee May Enforce Claims Without Possession
             of Certificates.....................................
Section 9.16 Suits for Enforcement...............................
Section 9.17 Waiver of Bond Requirement..........................
Section 9.18 Waiver of Inventory, Accounting and Appraisal
             Requirement.........................................


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor
              or Liquidation of All Mortgage Loans................
Section 10.02 Additional Termination Requirements.................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment...........................................
Section 11.02 Recordation of Agreement............................
Section 11.03 Limitation on Rights of Certificateholders..........
Section 11.04 Governing Law.......................................
Section 11.05 Notices.............................................
Section 11.06 Severability of Provisions..........................
Section 11.07 Certificates Nonassessable and Fully Paid...........
Section 11.08 Access to List of Certificateholders................
Section 11.09 Recharacterization..................................





EXHIBITS

Exhibit A-1     Form of Face of Class A-1 Certificate
Exhibit A-2     Form of Face of Class A-2 Certificate
Exhibit A-3     Form of Face of Class A-3 Certificate
Exhibit A-IO    Form of Face of Class A-IO Certificate
Exhibit A-R.    Form of Face of Class A-R Certificate
Exhibit A-LR    Form of Face of Class A-LR Certificate
Exhibit B-1     Form of Face of Class B-1 Certificate
Exhibit B-2     Form of Face of Class B-2 Certificate
Exhibit B-3     Form of Face of Class B-3 Certificate
Exhibit B-4     Form of Face of Class B-4 Certificate
Exhibit B-5     Form of Face of Class B-5 Certificate
Exhibit B-6     Form of Face of Class B-6 Certificate
Exhibit C       Form of Reverse of all Certificates
Exhibit D       Mortgage Loan Schedule
Exhibit E       Request for Release of Documents
Exhibit F       Form of Certification of Establishment of Account
Exhibit G-1     Form of Transferor's Certificate
Exhibit G-2A    Form 1 of Transferee's Certificate
Exhibit G-2B    Form 2 of Transferee's Certificate
Exhibit H       Form of Transferee Representation Letter
                for ERISA Restricted Certificates
Exhibit I       Form of Affidavit Regarding Transfer of
                Residual Certificates
Exhibit J       Contents of Servicing File
Exhibit K       Form of Special Servicing Agreement
Exhibit L       List of Recordation States.

                         POOLING AND SERVICING AGREEMENT

           THIS POOLING AND SERVICING AGREEMENT, dated May 29, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H T H A T:

           In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

           In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

           The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

=================================================================


             Initial Class                            Integral
             Certificate      Pass-                   Multiples
             Balance or       Through    Minimum      in Excess
Classes      Notional Amount  Rate       Denomination of Minimum

------------------------------------------------------------------
Class A-1    $279,006,000.00  5.249%(1)  $1,000       $1

------------------------------------------------------------------
Class A-2    $220,313,000.00  6.069%(1)  $1,000       $1

------------------------------------------------------------------
Class A-3    $220,313,000.00  6.264%(1)  $1,000       $1

------------------------------------------------------------------
Class A-IO   $751,426,854.00    (2)      $1,000       $1

------------------------------------------------------------------
Class A-R              50.00  6.250%(1)  $50          N/A

------------------------------------------------------------------
Class A-LR   $         50.00  6.250%(1)  $50          N/A

------------------------------------------------------------------
Class B-1     $10,145,000.00  6.250%(1)  $25,000      $1

------------------------------------------------------------------
Class B-2     $ 6,011,000.00  6.250%(1)  $25,000      $1

------------------------------------------------------------------
Class B-3     $ 4,133,000.00  6.250%(1)  $25,000      $1

------------------------------------------------------------------
Class B-4     $ 1,878,000.00  6.250%(1)  $25,000      $1

------------------------------------------------------------------
Class B-5     $ 1,879,000.00  6.250%(1)  $25,000      $1

------------------------------------------------------------------
Class B-6     $ 2,254,754.68  6.250%(1)  $25,000      $1

------------------------------------------------------------------



---------------
(1) For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on these Certificates at the lesser of the rate set forth in the above table and the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on these Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(2) For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on the Class A-IO Certificates at a per annum rate equal to the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the other Certificates as of such Distribution Date. For each Distribution Date occurring after the Distribution Date in March 2006, the Pass-Through Rate on the Class A-IO Certificates will be zero.

                                    ARTICLE I

                                   DEFINITIONS

           Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

           1933 Act:  The Securities Act of 1933, as amended.

           Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

           Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

           Advance:  A Periodic Advance or a Servicing Advance.

           Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

           Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

           Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

           Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

           Authenticating Agents:  As defined in Section 9.10.

           Bankruptcy Loss:  Any Deficient Valuation or Debt Service Reduction.

           Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

           Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

           Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

           Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series

2001-B that are issued pursuant to this Agreement.

           Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-B." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

           Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

           Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

           Certificate Notional Amount: With respect to any Class A-IO Certificates at any date, the product of the Percentage Interest of such Certificate and the Notional Amount of the Class A-IO Certificates.

           Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

           Certificate Register:  The register maintained pursuant to Section
6.02.

           Certificate Registrar: The registrar appointed pursuant to Section 6.02.

           Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

           Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-IO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

           Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-IO, Class A-R and Class A-LR Certificates.

           Class A-IO Notional Amount: As to any Distribution Date and the Class A-IO Certificates, the aggregate Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution.

           Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

           Class Certificate Balance: With respect to any Class (other than the Class A-IO Certificates) and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b). The Class A-IO Certificates are Interest-Only Certificates and have no Class Certificate Balance.

           Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

           Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

           Closing Date:  May 29, 2001.

           Code:  The Internal Revenue Code of 1986, as amended.

           Compensating Interest:  As defined in Section 3.17.

           Conversion Date: The date on which a Mortgage Loan becomes a Converted Mortgage Loan.

           Converted Mortgage Loan: Any Mortgage Loan as to which the related Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

           Co-op Shares: Shares issued by private non-profit housing corporations.

           Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

           Corresponding Upper-Tier Class: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, as follows:

Uncertificated Lower-Tier        Corresponding Upper-Tier Class
Interest

Class A-L1 Interest              Class A-1 Certificates

Class A-L2 Interest              Class A-2 Certificates

Class A-L3 Interest              Class A-3 Certificates

Class A-LUR Interest             Class A-R Certificate

Class B-L1 Interest              Class B-1 Certificates

Class B-L2 Interest              Class B-2 Certificates

Class B-L3 Interest              Class B-3 Certificates

Class B-L4 Interest              Class B-4 Certificates

Class B-L5 Interest              Class B-5 Certificates

Class B-L6 Interest              Class B-6 Certificates

           Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

           Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

           Cut-Off Date: May 1, 2001.

           Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans, which is $751,426,854.68.

           Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

           Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

           Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

           Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

           Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

           Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

           Definitive Certificates:  As defined in Section 6.02(c)(iii).

           Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

           Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

           Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

           Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

           Distribution Date: The 25th day of each month beginning in June 2001 (or, if such day is not a Business Day, the next Business Day).

           Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

           Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

           ERISA: The Employee Retirement Income Security Act of 1974, as amended.

           ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

           Escrow Account:  As defined in Section 3.09.

           Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

           Event of Default:  As defined in Section 8.01.

           Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

           Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

           FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

           FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

           Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

           Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

           FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

           FNMA:  Fannie Mae, or any successor thereto.

           Fractional Interest:  As defined in Section 5.02(d).

           Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Mortgage Insurance Policy because of such fraud, dishonesty or misrepresentation.

           Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 2% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

           Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

           Holder:  A Certificateholder.

           Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

           Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Adjustment Date or (ii) forty-five days before the applicable Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

           Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

           Initial Bankruptcy Loss Amount: $187,950.00.

           Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-IO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-IO Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

           Initial Fraud Loss Amount: $15,028,537.09.

           Initial Notional Amount: As to the Class A-IO Certificates, the Notional Amount set forth in the Preliminary Statement.

           Initial Special Hazard Amount: $20,537,982.24.

           Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, together with all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

           Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

           Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

           Interest Accrual Period: As to any Distribution Date and each Class of Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

           Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

           Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-IO Certificates are the sole Class of Interest-Only Certificates.

           IO Interest Fraction: For each Uncertificated Lower-Tier Interest with respect to each Distribution Date, a fraction, the numerator of which is equal to the product of (A) the excess, if any, of the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) over the Pass-Through Rate for the Corresponding Upper-Tier Class and (B) the Principal Balance of the Corresponding Upper-Tier Class and the denominator of which is the product of (X) the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the Classes of Certificates other than the Class A-IO Certificates as of such Distribution Date and (Y) the Pool Stated Principal Balance.

           Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

           Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

           Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

           Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

           Lower-Tier Distribution Amount:  As defined in Section 5.02(a).

           Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

           MERS:  As defined in Section 2.01(b)(iii).

           Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

           Moody's:  Moody's Investors Service, Inc., or any successor thereto.

           Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

           Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

           Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

           Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated May 29, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

           Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-Off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) whether such Mortgage Loan has an option to convert from an adjustable rate of interest to a fixed rate of interest. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

           Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

           Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

           Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

           Mortgagor:  The obligor on a Mortgage Note.

           Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

           Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

           Non-U.S. Person:  A Person other than a U.S. Person.

           Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

           Notional Amount:  The Class A-IO Notional Amount.

           Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

           Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

           Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

           Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                   Class B-1            2.15%
                   Class B-2            1.35%
                   Class B-3            0.80%
                   Class B-4            0.55%
                   Class B-5            0.30%
                   Class B-6            0.00%

           Original Subordinate Certificate Balance: $26,300,754.68.
           ----------------------------------------

           OTS:  The Office of Thrift Supervision.
           ---

           Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02, 2.04 or 2.09.

           Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

           Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

           Paying Agent:  As defined in Section 9.13.

           Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial Certificate Notional Amount of a Class A-IO Certificate)by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

           Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

           Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

           Permitted Investments:  One or more of the following:

             (i)obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

             (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "A-1" by S&P;

             (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "A-1" by S&P;

             (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "A-1" by S&P;

             (v)investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and "AAAm" or "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

             (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

           Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section
521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

           Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           Physical Certificates: The Class A-R, Class A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

           Plan:  As defined in Section 6.02(e).
           ----

           Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

           Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

           Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

           Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

           Principal Amount: As to any Distribution Date, the sum of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

           Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

           Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

           Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

           Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

           Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

           Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

           Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

           Rating Agency: Each of S&P and Moody's. If any of such organizations or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

           Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

           Record Date: The last day of the month (or, if such day is not a Business Day, th preceding Business Day) preceding the month of the related Distribution Date.

           Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

           Regular Certificates: As defined in the Preliminary Statement hereto.

           Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

           Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

           REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

           REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

           REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

           Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

           REO Disposition Period:  As defined in Section 3.14.

           REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

           REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

           Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.09, an amount equal to the sum of
(i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

           Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

           Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

           Residual Certificates:  The Class A-R and Class A-LR Certificates.

           Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

           Restricted Classes:  As defined in Section 5.02(d).

           S&P: Standard & Poor's, a division of The McGraw-Hill Companies,Inc., or any successor thereto.

           Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

           Senior Certificates:  The Class A Certificates.

           Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

           Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates immediately prior to such Distribution Date.

           Senior Prepayment Percentage: For any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in June 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage or (iii) on any Distribution Date occurring after the Distribution Date in June 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur and the Senior Prepayment Percentage will be calculated without regard to clause (ii) or
(iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

           Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses
(e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the principal portion of such Debt Service Reduction.

           Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                       Percentage of Original

Distribution Date Occurring In    Subordinate Certificate Balance
------------------------------    -------------------------------
June 2001 through May 2009                      30%
June 2009 through May 2010                      35%
June 2010 through May 2011                      40%
June 2011 through May 2012                      45%
June 2012 and thereafter                        50%

           Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

           Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

           Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

           Servicer's Certificate:  The monthly report required by Section 4.01.

           Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

           Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

           Servicing Fee Rate: With respect to each Mortgage Loan, 0.744% per annum until and including the March 2006 Distribution Date. After the March 2006 Distribution Date, the Servicing Fee Rate with respect to each Mortgage Loan will be 0.250% per annum.

           Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

           Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

           Similar Law:  As defined in Section 6.02(e).


           Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

                     (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

           (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, ofs or ceilings;

           (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

           (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

           (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

           (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

           (iii)insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

           Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 2% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

           Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

           Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

           Subordinate Certificates:  The Class B Certificates.

           Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

           Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

           Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the principal portion of such Debt Service Reduction.

           Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

           Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

           Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan;
(iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

           Substitution Adjustment Amount:  As defined in Section 2.02.

           Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

           Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

           Trust:  The trust created by this Agreement.

           Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Mortgage Insurance Policies and any other Required Insurance Policy.

           Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

           Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

           Trustee Fee Rate: With respect to each Mortgage Loan, 0.0020% per annum.

           Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L2, Class A-L3, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

           Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

           Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

           Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

           Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

           U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

           Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Interest-Only Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

           Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

           Section 2.01   Conveyance of Mortgage Loans.
                          ----------------------------

           (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

           (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

             (i)the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

             (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

             (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-B" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

             (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

             (v)the original or duplicate original mortgagee title insurance policy and all riders thereto;

             (vi) the original of any guarantee executed in connection with the Mortgage Note;

             (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

             (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

             (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                (A)  The stock certificate;

                (B)  The stock power executed in blank;

                (C)  The executed proprietary lease;

                (D)  The executed recognition agreement;

                (E)  The executed assignment of recognition agreement;

                (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

           If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

           As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

           In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

           Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

           Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

           With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

           The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

           For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

           The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

           It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

           The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

           Section 2.03   Representations, Warranties and Covenants of the
                          --------------------------------------------------
Servicer.
--------

           The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

             (i)The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

             (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

             (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

             (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

           The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

           Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

           The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

             (i)The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

             (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

             (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

             (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

             (v)All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

             (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

             (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

             (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

             (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

             (x)All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

             (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

             (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

             (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

             (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

             (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

             (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

             (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

             (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 20 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

             (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

             (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

             (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

             (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

             (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

             (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

             (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

             (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

             (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

             (xxviii)To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

             (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

             (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

             (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

             (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

             (xxxiii)Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

             (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

             (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

             (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

             (xxxvii)The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

             (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
Section 860G(a)(3) of the Code.

             (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

           Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

           It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

           Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

           Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

           Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

           Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is June 25, 2031.

           Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

           Section 2.09 Repurchase of Converted Mortgage Loans. The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion Date. Any such repurchase shall be at the Repurchase Price. The Repurchase Price for any repurchased Converted Mortgage Loan shall be deposited by the Depositor in the Certificate Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Depositor, the Trustee shall release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such Converted Mortgage Loan.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

           Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in
Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

           In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

           The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

           Section 3.02   Subservicing; Enforcement of the Obligations of
                          -----------------------------------------------
Servicer.
--------

           (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

           (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

           (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

           (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

           Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

           Section 3.03   Fidelity Bond; Errors and Omissions Insurance.
                          ---------------------------------------------

           The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

           Section 3.04   Access to Certain Documentation.
                          -------------------------------

           The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

           Section 3.05   Maintenance of  Primary Mortgage Insurance Policy;
                          --------------------------------------------------
Claims.
------

           With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

           In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

           The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

           Section 3.06 Rights of the Depositor and the Trustee in Respect of
                        -----------------------------------------------------
the Servicer.
------------

           The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

           Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

           Section 3.07   Trustee to Act as Servicer.
                          --------------------------

           If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

           The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

           Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; and Upper-Tier Certificate Account.

           (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

           (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

             (i)all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

             (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

             (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

             (iv) any amount required to be deposited by the Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

             (v)any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

             (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

             (vii)   Periodic  Advances  made by the  Servicer  pursuant to
      Section  3.20 and any  payments of  Compensating Interest; and

             (viii)  any other amounts required to be deposited hereunder.

           The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

           (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

             (i)the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

             (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

             (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

           If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

           (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

           (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

           (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

           Section 3.09   Collection of Taxes, Assessments and Similar Items;
                          --------------------------------------------------
Escrow Accounts.
---------------

           (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-B and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

           (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

           (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

           Section 3.10   Access to Certain Documentation and Information
                          -----------------------------------------------
Regarding the Mortgage Loans.
----------------------------
           The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

           Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

           Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Account and Upper-Tier Certificate Account.

           (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

             (i)to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

             (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

             (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

             (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

             (v)to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.02, 2.04 or 2.09, all amounts received thereon after the date of such purchase;

             (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to
      Section 7.03;

             (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

             (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

             (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

           The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

           (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

             (i)to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

             (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

             (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

             (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

           (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class A-R Certificate shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

           Section 3.12   Maintenance of Hazard Insurance.
                          -------------------------------

           The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

           The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

           Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

           Section 3.13   Enforcement of Due-On-Sale Clauses; Assumption
                          -----------------------------------------------
Agreements.
----------

           (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

           (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

           Section 3.14   Realization Upon Defaulted Mortgage Loans; REO
                          ----------------------------------------------
Property.
---------

           (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

           The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

           With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

           If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

           The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

           The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

           (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

           Section 3.15   Trustee to Cooperate; Release of Mortgage Files.
                          -----------------------------------------------

           Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

           The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

           Section 3.16   Documents, Records and Funds in Possession of the
                          --------------------------------------------------
Servicer to be Held for the Trustee.
-----------------------------------

           The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

           Section 3.17   Servicing Compensation.
                          ----------------------

           The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

           Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

           Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

           Section 3.18   Annual Statement as to Compliance.
                          ---------------------------------

           The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

           Section 3.19   Annual Independent Public Accountants'
                          -------------------------------------
Servicing Statement; Financial Statements.
-----------------------------------------

           The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

           Section 3.20   Advances.
                          --------

           The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

           The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

           Section 3.21   Modifications, Waivers, Amendments and Consents.
                          -----------------------------------------------

           (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

           (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

             (i)affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

             (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

             (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

           (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

           (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

           (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

           Section 3.22   Reports to the Securities and Exchange Commission.
                          -------------------------------------------------

           The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

           Section 4.01   Servicer's Certificate.
                          ----------------------

           Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

           Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

           Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02.

           None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

           Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

           Section 5.02   Priorities of Distributions.
                          ---------------------------

           (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

             (i)to each Class of Senior Certificates (other than the Class A-LR Certificate), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

             (ii) to the Class A Certificates (other than the Class A-LR Certificate), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

             (iii) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                (A) to the Class B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                (B) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                (C) to the Class B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                (D) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                (E) to the Class B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                (F) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                (G) to the Class B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                (H) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                (I) to the Class B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                (J) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                (K) to the Class B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                (L) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

             (iv) to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

           All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

           On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class to the extent actually distributed thereon and (ii) the product of the IO Interest Fraction for such Uncertificated Lower-Tier Class and the amount of interest accrued on the Class A-IO Certificates net of any distribution in respect of any Class Unpaid Interest Shortfall in each case actually distributed on the Class A-IO Certificates. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

           As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective Corresponding Upper-Tier Class.

           The pass-through rate with respect to the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans. The pass-through rate with respect to the Class A-LUR Interest shall be equal to (i) the product of 2.00 and the weighted average pass-through rate of the Upper-Tier Classes (other than the Class A-IO Certificates) minus
(ii) 6.250%. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

           (b) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates pursuant to
Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                second, sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

           The Class A-IO Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

           On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

           (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

           (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iii), (A) if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation) and
(B) if with respect to any Class of Subordinate Certificates on any Distribution Date prior to the Distribution Date in June 2012, the Fractional Interest of such Class is less than twice its Original Fractional Interest and the Senior Prepayment Percentage for such Distribution Date is determined in accordance with clause (ii) or (iii) of the second sentence of the definition of "Senior Prepayment Percentage," the Classes of Subordinate Certificates that have higher numerical designations will receive in respect of clause (ii) of the Subordinate Principal Distribution Amount, an amount equal to the product of their Pro Rata Shares and the percentages set forth in the following table:

Distribution Date Occurring                   Percentage
---------------------------                   ----------
June 2001 through May 2008                        0%
June 2008 through May 2009                        30%
June 2009 through May 2010                        40%
June 2010 through May 2011                        60%
June 2011 through May 2012                        80%

Each Class of Subordinate Certificates that received its full Pro Rata Share will be allocated any remaining amount in respect of clause (ii) of the Subordinate Principal Distribution Amount, pro rata (based on the Class Certificate Balances of only those Subordinate Certificates that received a full Pro Rata Share).

           Section 5.03   Allocation of Losses.
                          --------------------

           (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

           The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

             (i)the principal portion of any Realized Loss (other than an Excess
      Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date; and

             (ii) the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances.

           (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

           After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

           Any such reduction shall be allocated among the Senior Certificates based on the Class Certificate Balances immediately prior to such Distribution Date.

           (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

           (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

           (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class as provided above.

           Section 5.04   Statements to Certificateholders.
                          --------------------------------

           (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

             (i)the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

             (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

             (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

             (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

             (v)the Pool Stated Principal Balance for the following Distribution Date;

             (vi) the Senior Percentage and Subordinate Percentage for the following Distribution Date;

             (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

             (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

             (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

             (x)the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

             (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

             (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

             (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

             (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month;

             (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

             (xvi) in the case of the Class A-IO Certificates, the Class A-IO Notional Amount for the following Distribution Date.

           (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

           In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

           On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

           The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

           Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

           The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

           Section 5.05   Tax Returns and Reports to Certificateholders.
                          ---------------------------------------------

           (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

           (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

           (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

           (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

           (e) For purposes of calculating original issue discount with respect to the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, the Trustee shall not treat interest in excess of the fixed Pass-Through Rate (as specified in the table in the Preliminary Statement) as qualified stated interest, and shall include any such interest in the stated redemption price at maturity for any such Class. The terms "original issue discount" and "stated maturity price at redemption" shall have the meanings provided by Sections 1271 through 1275 of the Code and Treasury Regulations promulgated thereunder.

           Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

           Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

           Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

           (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

           (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

           (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

           (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

           (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

           Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

                                   ARTICLE VI

                                THE CERTIFICATES

           Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-IO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6 and C
(reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance (or notional amount)). The Class A-R and Class A-LR Certificates shall each be in a minimum denomination of $50. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

           Section 6.02   Registration of Transfer and Exchange of Certificates.
                          -----------------------------------------------------

           (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

           (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

           (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

           (ii)All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

           (iii)If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

           (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

           (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

           Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

           To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

           (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

             (i)Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

             (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

             (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

             (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

             (v)No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

             (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

             (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

             (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

           (g)   [Reserved]

           (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

           Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

           Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

           Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

           Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

           Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

           Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

           Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

           (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

           (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

           (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

           (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

           (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

           Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

           Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

           Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

           Section 8.05   Trustee to Act; Appointment of Successor.
                          ----------------------------------------

           (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that (i) any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

           (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

           (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

           Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

           Section 9.01   Duties of Trustee.
                          -----------------

           (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

           (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

             (i)Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

             (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

             (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

             (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

             (v)Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           Section 9.02   Certain Matters Affecting the Trustee.
                          -------------------------------------

           Except as otherwise provided in Section 9.01:

             (i)The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

             (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

             (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

             (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

             (v)Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

             (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

           Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

           The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

           Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

           Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by S&P or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

           Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

           The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

           Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

           Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

           No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

           Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

           In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

           Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

           Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

           Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

           Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

           Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

           Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

           Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

           Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

           Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

           Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

           Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

           Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

           Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

           The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

           Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

           Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause
(I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class.

           If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

           Section 10.02  Additional Termination Requirements.
                          -----------------------------------

           (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

             (i)within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

             (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

           (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

           Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

           This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

           Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

           Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

           It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

           Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

           For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

           Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

           Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           Section 11.05 Notices. All demands, notices, instructions, directions, requests, and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12 East, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group; and (e) in the case of S&P, Standard and Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

           Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

           Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

           Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

           If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

           Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

           Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

           IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                               BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                  as Depositor

                               By:
                                  --------------------------------------
                                  Name:  Judy Ford
                                  Title:    Vice President


                               BANK OF AMERICA, N.A.,
                                  as Servicer

                               By:
                                  --------------------------------------
                                  Name: Robert J. DeBenedet
                                  Title:    Senior Vice President


                               THE BANK OF NEW YORK,
                                  as Trustee

                               By:
                                  --------------------------------------
                                  Name:
                                  Title:

STATE OF NEW YORK    )
                          )    ss.:
COUNTY OF NEW YORK   )
                          )

           On the 29th day of May, 2001, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.

                                     ---------------------------------------
                                     Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA   )
      _____               )    ss.:
COUNTY OF MECKLENBURG     )
      -----               )

           On the 29th day of May, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.

                                       -----------------------------------
                                       Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA   )
      _____               )    ss.:
COUNTY OF MECKLENBURG     )
      -----               )

           On the 29th day of May, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.

                                       -----------------------------------
                                       Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-B
                                    Class A-1


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class A-1


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $279,006,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZJ 4

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 5.249% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT A-2

                   [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class A-2


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class A-2


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $220,313,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZK 1

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.069% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT A-3

                   [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class A-3


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class A-3


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $225,807,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZL 9

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.264% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                  EXHIBIT A-IO

                   [FORM OF FACE OF CLASS A-IO CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                   Class A-IO


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                   Class A-IO


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional Amount
of this Class:                $751,426,854.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZM 7

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Class A-IO Certificates at a per annum rate equal to the difference between the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) and the weighted average of the Pass-Through Rates on the Certificates (other than the Class A-IO Certificates) as of such Distribution Date. For each Distribution Date occurring after the Distribution Date in March 2006, the Pass-Through Rate on this Class A-IO Certificates will be zero.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                   EXHIBIT A-R

                   [FORM OF FACE OF CLASS A-R CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class A-R


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class A-R


evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZN 5

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                  EXHIBIT A-LR

                   [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                   Class A-LR


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                   Class A-LR


evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZP 0

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT B-1

                   [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-1


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-1


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $10,145,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZQ 8

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT B-2

                   [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-2


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-2


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,011,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZR 6

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT B-3

                   [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-3


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-3


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,133,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZS 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT B-4

                   [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-4


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-4


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,878,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZT 2

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT B-5

                   [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-5


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-5


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,879,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZU 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                 EXHIBIT B-6

                   [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-6


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-B
                                    Class B-6


evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,254,754.68

Pass-Through Rate:            Variable

CUSIP No.:                    060506 ZV 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on this Certificate at a per annum rate equal to the lesser of (i) 6.250% and (ii) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date). For each Distribution Date occurring after the Distribution Date in March 2006, interest will accrue on this Certificate at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                    * * *

                                    EXHIBIT C

                    [FORM OF REVERSE OF ALL CERTIFICATES]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates


      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May 29, 2001

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
          (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:


                                   _____________________________________________
                                   Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to _________________.

      This information is provided by , the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE


BANK OF AMERICA MORTGAGE SECURITIES INC.
BAMSI 2001-B
MORTGAGE LOAN SCHEDULE



   LOAN         BORROWER                ZIP   PROPERTY       PROPERTY                    LOAN           LOAN                DOC
  NUMBER        LAST NAME      STATE    CODE    TYPE           TYPE        OCCUPANCY   PURPOSE        PURPOSE              TYPE
  ------        ---------      -----    ----  --------       --------      ---------   -------        -------              ----
5000110576   KANE               AZ     85259     PD            PUD          Primary       1           Purchase           Standard
6000945896   COCHINWALA         CA     95135     SF       Single Family     Primary       1           Purchase            Reduced
6001352803   MORTENSEN          CA     94117     CO        Condominimum     Primary       1           Purchase            Reduced
6001433421   GHOLAMY            CA     95014     SF       Single Family     Primary       1           Purchase            Reduced
6002752803   BEHZAD             MD     20777     SF       Single Family     Primary       8          Refinance           Standard
6002860606   ANFINSON           CA     92672     SF       Single Family     Primary       1           Purchase            Reduced
6004266646   NORDQUIST          CA     95476     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6005825572   FUJITA             CA     94041     CO        Condominimum     Primary       8          Refinance            Reduced
6008301456   KASHIFI            CA     94517     SF       Single Family     Primary       1           Purchase           Standard
6009438810   BOTELLA            CA     94568     SF       Single Family     Primary       1           Purchase           Standard
6009810448   BARRACK            CA     94566     SF       Single Family     Primary       8          Refinance            Reduced
6012109465   KILLIN             SC     29928     CO        Condominimum     Primary       1           Purchase            Reduced
6012386899   HUYNH              CA     94555     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6012762974   CHYUN              CA     92833     PD            PUD          Primary       1           Purchase            Reduced
6012928468   ZIA                CA     94555     PD            PUD          Primary       8          Refinance            Reduced
6013351660   THIRUMANDAS        CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6013515967   FARIS              CA     95037     SF       Single Family    Investor       1           Purchase           Standard
6013602575   WESTPHAL           CA     92660     PU            PUD          Primary       8          Refinance            Reduced
6014704966   MALIN              CA     94107     CH      High-Rise Condo    Primary       1           Purchase            Reduced
6014814203   HEWES              CA     94022     CO        Condominimum     Primary       1           Purchase            Reduced
6014833005   GOLOVIN            CA     95051     SF       Single Family     Primary       1           Purchase            Reduced
6015919324   RALLIS             CA     92831     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6016003623   WITHROW            CA     94087     SF       Single Family     Primary       8          Refinance            Reduced
6018070422   COUCH              CA     93908     PD            PUD          Primary       1           Purchase            Reduced
6018165321   BRANSTROM          CA     94044     SF       Single Family     Primary       8          Refinance           Standard
6019362166   TIERNEY            CA     90274     SF       Single Family     Primary       8          Refinance           Standard
6019399002   TUDOR              NC     27927     PD            PUD         Secondary      8          Refinance        All Ready Home
6019515912   CARTER             CA     94002     SF       Single Family     Primary       1           Purchase           Standard
6020170475   ZHANG              CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6020796923   NARDI              SC     29455     PD            PUD          Primary       1           Purchase            Reduced
6021640724   BERNER JR          WY     83025     SF       Single Family     Primary       1           Purchase            Reduced
6021749012   HRNCIR             CA     91403     SF       Single Family     Primary       8          Refinance           Standard
6021844730   LA TOURRETTE       CA     94087     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6021876310   SATHYE             CA     94085     PD            PUD          Primary       8          Refinance            Reduced
6023199687   ELESPURU           CA     94040     CO        Condominimum     Primary       1           Purchase            Reduced
6023293811   LU                 CA     94583     PD            PUD          Primary       1           Purchase            Reduced
6023364000   KOHLSAAT           CA     95130     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6023651679   RASPOLICH          CA     92082     PD            PUD          Primary       8          Refinance            Reduced
6023953513   WU                 CA     95117     SF       Single Family     Primary       8          Refinance            Reduced
6025581437   BOYLE              CA     94002     SF       Single Family     Primary       8          Refinance           Standard
6025592384   FARRELL            CA     94598     SF       Single Family     Primary       8          Refinance            Reduced
6025681146   MEDNIK             CA     95008     SF       Single Family     Primary       1           Purchase            Reduced
6025915361   NIRANJAN           CA     94555     PD            PUD          Primary       8          Refinance            Reduced
6026610466   VENKATARAMAN       CA     95050     SF       Single Family     Primary       8          Refinance            Reduced
6026929940   WILLIAMS           CA     92264     SF       Single Family    Secondary      1           Purchase            Reduced
6027033858   MACH               CA     92618     CO        Condominimum     Primary       8          Refinance        All Ready Home
6027793097   BOWMAN             CA     92630     PA            PUD          Primary       6      Cash-out Refinance       Reduced
6028372552   FRATANTONI         MD     20814     SF       Single Family     Primary       8          Refinance            Reduced
6029011589   WOODWARD           NC     27615     PD            PUD          Primary       1           Purchase            Reduced
6030197369   BAKRE              CA     95131     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6030589805   WESTDYKE           CA     93010     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6031032722   JOGLEKAR           CA     94550     PD            PUD          Primary       1           Purchase            Reduced
6031055921   MCCOY              CA     94019     SF       Single Family     Primary       1           Purchase           Standard
6031157149   BHASKER            CA     90274     SF       Single Family     Primary       8          Refinance           Standard
6031298000   AHLSCHLAGER        CA     95120     SF       Single Family     Primary       8          Refinance            Reduced
6034011582   ALLAHVERDI         CA     95030     SF       Single Family     Primary       8          Refinance           Standard
6034204187   KUMAR MANIKAM      CA     95070     PD            PUD          Primary       8          Refinance           Standard
6034541042   CHEN               CA     95123     SF       Single Family     Primary       8          Refinance            Reduced
6036234711   CHEN               CA     94086     CO        Condominimum    Secondary      1           Purchase           Standard
6036455407   ROUNDS             CA     91207     SF       Single Family     Primary       8          Refinance           Standard
6036624135   OKADA              CA     96161     PD            PUD         Secondary      6      Cash-out Refinance      Standard
6036673595   SRIVASTAVA         CA     94087     SF       Single Family     Primary       8          Refinance           Standard
6036869201   PRIBORSKY          CO     80127     PD            PUD          Primary       8          Refinance           Standard
6036903695   KULIK              CA     92009     SF       Single Family     Primary       1           Purchase            Reduced
6037163497   O'TOOLE            DC     20010     TH         Townhouse       Primary       1           Purchase            Reduced
6037734461   KRAMER             CA     90232     SF       Single Family     Primary       8          Refinance           Standard
6040630003   HORTON             CA     95062     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6040981034   HSIA               CA     95132     PA            PUD          Primary       1           Purchase           Standard
6041720100   LIAO               CA     95014     PD            PUD          Primary       8          Refinance            Reduced
6041860765   FREY               CA     90064     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6041892602   SOARES             CA     94536     SF       Single Family     Primary       1           Purchase            Reduced
6042492402   FITZSIMONS         CA     94040     SF       Single Family     Primary       1           Purchase           Standard
6042612454   CASTLE             MO     63124     SF       Single Family     Primary       8          Refinance        All Ready Home
6042774841   KUHN               CA     94117     CO        Condominimum     Primary       1           Purchase           Standard
6042950870   TRAN               CA     95132     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6044508569   MANIAR             CA     94087     SF       Single Family     Primary       8          Refinance           Standard
6044513338   PARKINSON-ROSE     CA     95130     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6045431506   COX                CA     95003     SF       Single Family    Secondary      8          Refinance           Standard
6045584460   PATHAK             CA     94539     SF       Single Family     Primary       8          Refinance           Standard
6045637458   COYLE              CA     94107     CH      High-Rise Condo    Primary       8          Refinance           Standard
6046079767   GUO                CA     94560     PD            PUD          Primary       8          Refinance            Reduced
6046746696   JARIWALA           CA     94080     PD            PUD          Primary       1           Purchase           Standard
6047175861   CARLSON            CA     94303     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6047593956   MURMAN             CA     94062     SF       Single Family     Primary       1           Purchase            Reduced
6048381989   SHIH               CA     95070     SF       Single Family     Primary       8          Refinance            Reduced
6048592551   TARVES             CA     94923     PD            PUD          Primary       8          Refinance           Standard
6049260984   VENKATASUBRAMAN    CA     94065     SF       Single Family     Primary       1           Purchase            Reduced
6049905844   VANDIVER           TX     75248     SF       Single Family     Primary       1           Purchase            Reduced
6050247102   BARKOVITZ          CA     92675     PD            PUD          Primary       8          Refinance            Reduced
6050423406   SHARMA             CA     95050     SF       Single Family     Primary       8          Refinance            Reduced
6050660569   VIJAYAKUMAR        CA     95134     CO        Condominimum     Primary       1           Purchase            Reduced
6050791919   CORVINO            CA     94901     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6051744206   WERBA              CA     95124     SF       Single Family     Primary       8          Refinance        All Ready Home
6052008734   HE                 CA     94544     PU            PUD          Primary       8          Refinance            Reduced
6053342785   FORSMAN            CA     94022     SF       Single Family     Primary       8          Refinance            Reduced
6054446155   CULBERTSON         CA     94521     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6055264664   BASCH              CA     91302     SF       Single Family     Primary       1           Purchase            Reduced
6056509190   LI                 CA     95123     SF       Single Family     Primary       8          Refinance            Reduced
6056804948   NARAYANASWAMI      CA     95129     SF       Single Family     Primary       1           Purchase            Reduced
6057444454   KANAKAMEDALA       CA     95032     SF       Single Family     Primary       8          Refinance           Standard
6057458496   YANG               CA     95138     SF       Single Family     Primary       8          Refinance            Reduced
6058722544   VERNETTI           CA     94618     SF       Single Family     Primary       1           Purchase           Standard
6060676084   NEWBURY            CA     94550     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6061371768   COLOSIMO           CA     94118     2F         Two Family      Primary       6      Cash-out Refinance      Standard
6061796881   HOLDEN             CA     94044     SF       Single Family     Primary       8          Refinance            Reduced
6062101263   GUPTA              CA     94587     SF       Single Family     Primary       8          Refinance            Reduced
6062108375   BREYFOGLE          AZ     85205     PD            PUD          Primary       1           Purchase           Standard
6062469926   KIRCHNER           MD     20895     SF       Single Family     Primary       8          Refinance           Standard
6062948010   SHAW               CA     90275     SF       Single Family     Primary       8          Refinance            Reduced
6063369182   DOHERTY            CA     95054     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6064065458   COHEN              NV     89511     PD            PUD          Primary       1           Purchase           Standard
6065178557   SCANGA             CO     80227     PD            PUD          Primary       8          Refinance           Standard
6065367200   WHITEHOUSE         DC     20009     SF       Single Family     Primary       1           Purchase            Reduced
6066422863   CHENG              CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6066988103   PARDOEN            CA     92672     SF       Single Family    Investor       1           Purchase           Standard
6067875002   SCHLAGER           CA     94403     SF       Single Family     Primary       8          Refinance            Reduced
6069522990   MINUGH             WA     98075     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6070021578   WU                 CA     94539     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6070144388   NEIL               CA     92210     PD            PUD          Primary       1           Purchase           Standard
6070818429   VANHOOK            GA     30087     SF       Single Family     Primary       1           Purchase           Standard
6071148024   RUBIN              WA     98117     SF       Single Family     Primary       8          Refinance           Standard
6071620519   HSU                CA     95138     SF       Single Family     Primary       8          Refinance            Reduced
6072864595   AMIGLEO            CA     94080     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6072982611   BURROWS            CA     95125     PD            PUD          Primary       8          Refinance            Reduced
6073534098   ELLINGSEN          CA     92253     PD            PUD         Secondary      1           Purchase            Reduced
6073845353   TANNER             CA     95746     PD            PUD          Primary       8          Refinance           Standard
6076323622   LEWIS              CA     94901     SF       Single Family     Primary       8          Refinance           Standard
6076642765   LINGAIAH           CA     95134     SF       Single Family     Primary       8          Refinance            Reduced
6076905279   MCKNIGHT           CA     94507     SF       Single Family     Primary       8          Refinance            Reduced
6077642343   JONES              CA     96161     PD            PUD          Primary       6      Cash-out Refinance      Standard
6078103337   EVENSON            WA     98040     SF       Single Family     Primary       8          Refinance            Reduced
6078397137   BHANDARKAR         CA     94583     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6079222482   FAUSTINO JR        CA     94108     2F         Two Family     Investor       1           Purchase           Standard
6079334725   SEAMAN             CA     92692     PD            PUD          Primary       8          Refinance            Reduced
6080194795   GREENWOOD          CA     92028     SF       Single Family    Secondary      8          Refinance            Reduced
6080369702   KRISHNA            CA     94066     SF       Single Family     Primary       1           Purchase            Reduced
6080371237   POWELL             DC     20037     CH      High-Rise Condo    Primary       1           Purchase            Reduced
6080836395   COOK               CA     95131     SF       Single Family     Primary       1           Purchase            Reduced
6080947440   KIEFER             CA     94558     SF       Single Family     Primary       8          Refinance        All Ready Home
6081031046   SHIRLEY            CA     92009     PD            PUD          Primary       1           Purchase            Reduced
6081078617   GINGRICH           CA     94528     SF       Single Family     Primary       8          Refinance            Reduced
6082841302   PETERSON JR        CA     94583     SF       Single Family     Primary       1           Purchase           Standard
6083226792   DAYTON             CA     94134     SF       Single Family     Primary       1           Purchase           Standard
6083282498   WAUGH              CO     80127     PD            PUD          Primary       8          Refinance            Reduced
6083731296   BIERWAGEN          CA     94065     CO        Condominimum     Primary       8          Refinance        All Ready Home
6084910329   BERARDO            CA     90254     SF       Single Family     Primary       8          Refinance            Reduced
6085053277   THATCHER           CA     95023     SF       Single Family     Primary       1           Purchase           Standard
6088099780   GECKELER           CA     92024     SF       Single Family     Primary       1           Purchase           Standard
6089573668   BORDNER            NC     27028     PD            PUD          Primary       8          Refinance            Reduced
6090220382   ZANER              CA     95125     SF       Single Family     Primary       1           Purchase           Standard
6090649754   BATES              CA     94070     SF       Single Family     Primary       1           Purchase            Reduced
6091136553   MUSALLAM           CA     94015     SF       Single Family     Primary       1           Purchase            Reduced
6091786233   MAJUMDAR           CA     95051     SF       Single Family     Primary       1           Purchase           Standard
6091878543   DIAZ               CA     92630     PD            PUD          Primary       1           Purchase            Reduced
6092509881   BHARGAVA           CA     95120     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6093236476   PICKENS            CA     95070     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6093372792   ISRAEL             CA     94070     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6093598537   QUOCK              CA     94403     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6093651708   KATHNELSON         CA     95010     PD            PUD          Primary       8          Refinance            Reduced
6094276653   HESS               CA     90036     SF       Single Family     Primary       8          Refinance            Reduced
6094791081   DARIUS             CA     94110     CO        Condominimum     Primary       1           Purchase           Standard
6097180324   PRINCE             CO     80120     PD            PUD          Primary       1           Purchase           Standard
6099368406   LIN                CA     94568     PD            PUD          Primary       8          Refinance            Reduced
6099728310   DUYS               CO     80424     SF       Single Family    Investor       1           Purchase            Reduced
6099790575   PARIS              CA     90254     CO        Condominimum     Primary       1           Purchase           Standard
6100245965   MONTOYA            CA     95023     SF       Single Family     Primary       1           Purchase           Standard
6100999363   SANGHAVI           CA     95014     SF       Single Family     Primary       8          Refinance           Standard
6101331384   DUCHARME           CA     94121     SF       Single Family     Primary       8          Refinance        All Ready Home
6101760038   ROBINSON           FL     33330     PD            PUD         Secondary      1           Purchase            Reduced
6101841572   COULSTON           CA     92694     PD            PUD          Primary       1           Purchase            Reduced
6102106744   ORTIZ              CA     95133     SF       Single Family     Primary       8          Refinance           Standard
6103878820   PANDEY             CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6105561622   REIGELMAN          CA     94526     PD            PUD          Primary       1           Purchase            Reduced
6105712217   KIM                CA     95130     SF       Single Family     Primary       8          Refinance           Standard
6106461574   ASHBURN            CA     93921     SF       Single Family     Primary       1           Purchase           Standard
6107207596   VERMA              CA     94506     SF       Single Family     Primary       8          Refinance        All Ready Home
6108566230   LUCAS JR           CA     90277     CO        Condominimum     Primary       1           Purchase            Reduced
6108650166   MCEWAN             CA     94062     SF       Single Family     Primary       8          Refinance           Standard
6108993905   XIAO               CA     95148     SF       Single Family     Primary       8          Refinance            Reduced
6109209798   KRENSKY            CA     94306     CO        Condominimum     Primary       6      Cash-out Refinance      Standard
6109233343   DURRETTE JR        CA     92835     SF       Single Family     Primary       8          Refinance            Reduced
6109575248   ADUSUMALLI         CA     95125     SF       Single Family     Primary       1           Purchase            Reduced
6109743978   ROGASKI            CA     94087     SF       Single Family     Primary       8          Refinance            Reduced
6110496905   SILVEIRA           CA     95123     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6111014756   GRIGGS             OR     97138     SF       Single Family    Secondary      1           Purchase           Standard
6111054539   SU                 CA     95014     2F         Two Family      Primary       6      Cash-out Refinance      Standard
6111168701   NUCIFORO           CA     93921     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6112221699   ANDREWS            CA     95070     SF       Single Family     Primary       8          Refinance        All Ready Home
6112948671   VALDEZ             CA     94544     SF       Single Family     Primary       1           Purchase           Standard
6112952764   SKOROKHODOV        CA     94306     SF       Single Family     Primary       8          Refinance           Standard
6113001199   TUESCHER III       CA     94941     2F         Two Family      Primary       8          Refinance           Standard
6113423781   SWANSON            CA     96161     PD            PUD          Primary       8          Refinance            Reduced
6114770008   RAMOS              CA     95111     SF       Single Family     Primary       1           Purchase           Standard
6114911123   MILLER             CA     95136     SF       Single Family     Primary       8          Refinance            Reduced
6116985216   GAGE               CA     94010     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6118682431   SARGENT            CA     90254     CO        Condominimum     Primary       8          Refinance           Standard
6119148705   SODERSTROM         CA     95616     SF       Single Family     Primary       1           Purchase            Reduced
6120723330   IYENGAR            CA     94024     SF       Single Family     Primary       8          Refinance            Reduced
6123087030   PALAVALLI          CA     94587     SF       Single Family     Primary       1           Purchase           Standard
6123831262   GILL               CA     95051     SF       Single Family     Primary       1           Purchase           Standard
6124001089   D'ANDRE            NV     89451     SF       Single Family    Secondary      8          Refinance            Reduced
6124019206   PHARR              CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6124459550   MAHADEVAN          CA     94051     SF       Single Family     Primary       1           Purchase            Reduced
6125214335   MCMANUS            CA     94114     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6125755287   BROWN              NV     89117     SF       Single Family     Primary       1           Purchase            Reduced
6125756798   CARY               CA     95020     SF       Single Family     Primary       1           Purchase           Standard
6126016317   FISH               IL     60305     SF       Single Family     Primary       1           Purchase            Reduced
6126732863   RUHLAND            CA     94920     SF       Single Family     Primary       1           Purchase            Reduced
6127468673   ANDERSON           FL     32084     SF       Single Family     Primary       1           Purchase           Standard
6128256895   MATRAY             CA     95020     SF       Single Family     Primary       8          Refinance            Reduced
6129417520   NOLLE              CA     94019     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6129611460   RIVERA             CA     95111     SF       Single Family     Primary       1           Purchase           Standard
6129685571   RUDDY              FL     34145     CH      High-Rise Condo   Secondary      1           Purchase           Standard
6129885841   BICHARD            CA     94549     CO        Condominimum     Primary       6      Cash-out Refinance      Standard
6130588236   WENG               CA     94536     SF       Single Family     Primary       1           Purchase            Reduced
6131062256   GODOWSKI           CA     94010     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6133238342   COPPERSMITH        CA     92657     PD            PUD          Primary       6      Cash-out Refinance      Standard
6133379328   WAHRHAFTIG         CA     94115     CO        Condominimum    Investor       8          Refinance           Standard
6133540960   OKEN               SC     29407     PD            PUD          Primary       8          Refinance           Standard
6134306783   SMITH              FL     33064     SF       Single Family    Secondary      1           Purchase           Standard
6135141551   VELIKOV            CA     94070     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6135490289   KIM                CA     94611     SF       Single Family     Primary       1           Purchase           Standard
6135724042   HEALY              CA     94024     SF       Single Family     Primary       1           Purchase           Standard
6135920947   CARTER             DC     20037     CP           FALSE         Primary       1           Purchase           Standard
6136099154   COPLESTON          CA     92264     SF       Single Family    Secondary      1           Purchase            Reduced
6136266522   RUZBASAN           CA     92657     PD            PUD          Primary       8          Refinance            Reduced
6136416440   MAHESHWARI         CA     95123     PD            PUD          Primary       8          Refinance            Reduced
6136620082   BALUSU             CA     95130     SF       Single Family     Primary       8          Refinance            Reduced
6136685077   SANKARANKUTTY      CA     94303     PD            PUD          Primary       1           Purchase           Standard
6136938716   DAVIS              CA     95051     SF       Single Family     Primary       1           Purchase           Standard
6137085798   RISKIN             CA     94112     SF       Single Family     Primary       8          Refinance           Standard
6137216997   WHITEING           CA     94002     SF       Single Family     Primary       1           Purchase           Standard
6137441413   ERICKSON           FL     34145     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6138054363   MARTIN             CA     92118     CO        Condominimum    Secondary      1           Purchase            Reduced
6139019993   EDWARDS            CA     95120     SF       Single Family     Primary       1           Purchase           Standard
6139922055   SEDMAK             VA     22101     SF       Single Family     Primary       1           Purchase           Standard
6139987215   WELMERINK          NV     89511     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6140103323   ZHANG              CA     95035     SF       Single Family     Primary       8          Refinance            Reduced
6140698538   SUN                CA     94089     CO        Condominimum     Primary       8          Refinance            Reduced
6140863991   HANNEGAN           CA     95030     SF       Single Family     Primary       8          Refinance            Reduced
6140918670   ARORA              DC     20007     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6140924330   UNGER              CA     94123     CO        Condominimum     Primary       1           Purchase            Reduced
6142188504   TRAUB              CA     94015     SF       Single Family     Primary       8          Refinance           Standard
6142287405   LIU                CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6142312351   REED               CA     94941     SF       Single Family     Primary       1           Purchase           Standard
6144840409   LEVINE             CA     94112     SF       Single Family     Primary       1           Purchase            Reduced
6146608259   SAPKOTA            CA     94536     SF       Single Family     Primary       8          Refinance           Standard
6147319450   LAUGHLIN           CA     94903     SF       Single Family     Primary       1           Purchase            Reduced
6148063685   WHEELER            NV     89449     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6148237297   THAI               CA     95121     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6148427252   SUDBURY            CA     94605     SF       Single Family     Primary       1           Purchase           Standard
6150813423   SWEET              CA     94596     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6152553373   RAO                CA     94555     PD            PUD          Primary       8          Refinance            Reduced
6152680929   DAMECKI            CA     92069     PD            PUD          Primary       1           Purchase            Reduced
6152864457   JONES              CA     92629     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6153797904   HEINER             AZ     85213     PD            PUD          Primary       8          Refinance            Reduced
6153836801   SAM                CA     95148     SF       Single Family     Primary       1           Purchase           Standard
6155122259   TENG               CA     94131     CO        Condominimum     Primary       8          Refinance            Reduced
6155265793   TON                CA     94568     SF       Single Family     Primary       1           Purchase            Reduced
6155597906   SABLAD             CA     94555     CO        Condominimum     Primary       1           Purchase           Standard
6156210830   ELLIOTT            CA     95118     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6156282367   ERICKSON           CA     93401     SF       Single Family    Secondary      1           Purchase            Reduced
6156380559   CHON               MD     20817     SF       Single Family     Primary       1           Purchase           Standard
6156517705   FEISEL             CA     94583     PD            PUD          Primary       1           Purchase            Reduced
6156725647   BONCHER            CA     95125     SF       Single Family     Primary       8          Refinance           Standard
6157019867   FARLAND            NC     27408     SF       Single Family     Primary       8          Refinance            Reduced
6157330645   SWANSTON           CA     92625     SF       Single Family     Primary       8          Refinance        All Ready Home
6157414241   ING                CA     94941     PA            PUD          Primary       8          Refinance            Reduced
6157698603   ABERNATHY          CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6158208808   LIRA               CA     94550     SF       Single Family     Primary       8          Refinance           Standard
6158213667   KLINGBERG          CA     90505     SF       Single Family     Primary       1           Purchase            Reduced
6159212437   FASOLA             CA     92692     PA            PUD          Primary       1           Purchase            Reduced
6160611700   CONCEPCION JR      CA     95122     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6161075608   WANG               CA     94065     CO        Condominimum     Primary       1           Purchase           Standard
6161100893   WEBSTER            CA     94044     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6161718942   XU                 CA     95131     PA            PUD          Primary       8          Refinance            Reduced
6162283268   LU                 CA     94024     SF       Single Family     Primary       1           Purchase            Reduced
6162779646   MARTIN             CA     94563     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6164366764   SHAFAE             CA     94002     CO        Condominimum     Primary       1           Purchase            Reduced
6168326665   LEE                CA     94707     SF       Single Family     Primary       1           Purchase            Reduced
6169011787   WHITE              MD     21152     PD            PUD          Primary       8          Refinance            Reduced
6170905720   DEYESU             MD     21811     PD            PUD         Secondary      1           Purchase           Standard
6170947045   SALERNO            CA     94559     SF       Single Family     Primary       1           Purchase            Reduced
6171085100   OBINIANA           CA     94591     SF       Single Family     Primary       1           Purchase           Standard
6171999045   ESTES              CA     94514     SF       Single Family     Primary       1           Purchase           Standard
6172137686   FREIRE             VA     22101     SF       Single Family     Primary       8          Refinance           Standard
6172193473   DOORLAY            CA     94596     SF       Single Family     Primary       8          Refinance           Standard
6172712371   PRESTON            MO     63122     SF       Single Family     Primary       8          Refinance           Standard
6172826502   LIN                CA     94539     SF       Single Family     Primary       8          Refinance            Reduced
6172891043   PARIKH             IL     60521     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6173482875   TRUONG             CA     95133     SF       Single Family     Primary       8          Refinance            Reduced
6173523082   NARAGON            CA     96161     PD            PUD         Secondary      1           Purchase            Reduced
6174227196   TAN                CA     94025     SF       Single Family     Primary       1           Purchase            Reduced
6174464476   PATEL              CA     94025     SF       Single Family     Primary       8          Refinance            Reduced
6174751666   TANG               CA     94066     SF       Single Family     Primary       1           Purchase           Standard
6175240495   SEO                CA     94588     PD            PUD          Primary       8          Refinance           Standard
6175282968   MITCHELL           CA     95746     PD            PUD          Primary       1           Purchase            Reduced
6175640025   WEST JR            FL     34102     SF       Single Family    Secondary      8          Refinance            Reduced
6175890646   WEST               IL     60630     SF       Single Family     Primary       8          Refinance            Reduced
6176831730   LAW                CA     94065     PD            PUD          Primary       8          Refinance           Standard
6177530976   THORNTON           CA     95125     PD            PUD          Primary       6      Cash-out Refinance      Standard
6177669220   BERGGRUEN          CA     94117     CO        Condominimum     Primary       8          Refinance            Reduced
6178309776   EYDELMAN           CA     94506     PA            PUD          Primary       8          Refinance            Reduced
6178734544   HEBNER             CA     91360     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6178958895   LEE                CA     95035     PA            PUD          Primary       1           Purchase           Standard
6181841518   SAVAGE III         CA     95118     SF       Single Family     Primary       1           Purchase           Standard
6182443579   LINGAM             CA     94568     PD            PUD          Primary       1           Purchase           Standard
6182585205   GOYAL              IL     60172     SF       Single Family     Primary       8          Refinance            Reduced
6182908381   WAIDE              CA     94708     SF       Single Family     Primary       8          Refinance            Reduced
6183581179   CHIECHI            CA     95128     SF       Single Family     Primary       8          Refinance           Standard
6183989828   BILYK              CA     94583     SF       Single Family     Primary       1           Purchase            Reduced
6185010680   MOORE              CA     94555     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6186523178   LEVINE             CA     92009     PD            PUD          Primary       8          Refinance            Reduced
6187494932   CHAN               CA     94560     PD            PUD          Primary       1           Purchase            Reduced
6188227554   KIM                CA     95119     SF       Single Family     Primary       1           Purchase           Standard
6188527029   CHUPP              FL     33441     SF       Single Family     Primary       1           Purchase           Standard
6189440636   PARANG             CA     92653     PD            PUD          Primary       1           Purchase            Reduced
6189566307   MACKO              CA     94010     SF       Single Family     Primary       1           Purchase            Reduced
6189747691   CARRION            CA     94105     CO        Condominimum     Primary       8          Refinance            Reduced
6190162773   MORSE              CA     94025     SF       Single Family     Primary       1           Purchase           Standard
6190570603   GOSK               CA     94118     SF       Single Family     Primary       1           Purchase           Standard
6190728664   BOSSE              CA     94566     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6190918943   HOANG              CA     95127     SF       Single Family     Primary       8          Refinance           Standard
6191797304   BAYRAMI            CA     92672     SF       Single Family     Primary       8          Refinance           Standard
6192287164   WISURI             CA     95403     SF       Single Family     Primary       1           Purchase           Standard
6192512454   SOMMERS            CA     92116     SF       Single Family     Primary       1           Purchase           Standard
6193184675   AKEY               CA     92657     PD            PUD          Primary       8          Refinance           Standard
6193876783   BAILEY             CA     95765     PD            PUD          Primary       8          Refinance            Reduced
6194008667   UEBERROTH          CA     92651     PD            PUD          Primary       8          Refinance           Standard
6194665292   RUTTENBERG         IL     60035     SF       Single Family     Primary       8          Refinance            Reduced
6195066003   STONER             CA     92651     SF       Single Family     Primary       8          Refinance            Reduced
6196806084   LALL               CA     95008     SF       Single Family     Primary       8          Refinance            Reduced
6197227512   PIRZADA            CA     94539     SF       Single Family     Primary       8          Refinance           Standard
6197361923   WANG               CA     95035     CO        Condominimum     Primary       1           Purchase           Standard
6198297431   GEASA              CA     94501     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6201482095   MOORE              CA     92663     2F         Two Family     Investor       1           Purchase           Standard
6204298258   CORSIGLIA          CA     94904     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6204485020   CHERIAN            CA     92660     CO        Condominimum     Primary       8          Refinance            Reduced
6204964719   FERNANDEZ JR       CA     95118     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6205738187   TANDEL             CA     94401     SF       Single Family     Primary       1           Purchase           Standard
6206872936   WURMAN             CA     94043     PD            PUD          Primary       6      Cash-out Refinance      Standard
6207401255   VARMA              CA     94303     SF       Single Family     Primary       8          Refinance            Reduced
6208682762   RITCHIE            CA     94538     SF       Single Family     Primary       8          Refinance            Reduced
6210541485   FAN                CA     95135     PD            PUD          Primary       1           Purchase            Reduced
6211318487   MALLORY            CA     94920     CO        Condominimum     Primary       8          Refinance        All Ready Home
6211639809   ZHOU               CA     95148     SF       Single Family     Primary       8          Refinance            Reduced
6211765190   LI                 CA     94066     SF       Single Family     Primary       8          Refinance           Standard
6212082819   SCHAFFER           CA     94705     SF       Single Family     Primary       8          Refinance            Reduced
6212137548   BAYTION            WA     98003     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6212338492   BOHLINGER          CA     90266     SF       Single Family     Primary       8          Refinance           Standard
6212669615   DOWNS III          CO     80111     SF       Single Family     Primary       8          Refinance           Standard
6212817677   MCDOWELL           CA     93920     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6213005827   GODFREY            CA     94070     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6213201491   COTTRELL           VA     23229     SF       Single Family     Primary       1           Purchase            Reduced
6213277723   HO                 CA     95035     SF       Single Family     Primary       1           Purchase            Reduced
6213885525   COUGHLAN           CA     95020     SF       Single Family     Primary       1           Purchase           Standard
6214842079   SILVERMAN          CA     90064     SF       Single Family     Primary       1           Purchase            Reduced
6214988385   BOYER              CA     91001     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6215464733   ZUTSHI             CA     95125     SF       Single Family     Primary       1           Purchase           Standard
6216129780   SEAVER             CA     95014     SF       Single Family     Primary       1           Purchase            Reduced
6216813599   VAN TUYLE          CA     94577     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6217375416   TAVENNER           CA     94040     SF       Single Family     Primary       8          Refinance           Standard
6217483921   YERO               CA     94087     SF       Single Family     Primary       1           Purchase           Standard
6218160734   COHEN              CA     92101     CO        Condominimum     Primary       8          Refinance            Reduced
6218503917   HITT               CA     92007     CO        Condominimum     Primary       1           Purchase            Reduced
6218949417   SHENON             CA     94024     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6219698203   BALASUBRAMANIAN    CA     94550     SF       Single Family     Primary       1           Purchase           Standard
6220789272   TAYLOR             CA     94513     SF       Single Family     Primary       1           Purchase           Standard
6221145391   XU                 CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6221470252   GARCIA             CA     94024     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6222709591   ROSSI              CA     95448     SF       Single Family     Primary       1           Purchase            Reduced
6223126621   MATHEWS            CA     92590     SF       Single Family     Primary       1           Purchase           Standard
6225141156   MORTON             MD     20816     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6228213390   WEISER             SC     29455     SF       Single Family    Secondary      1           Purchase           Standard
6228216070   NANDAM             CA     94555     SF       Single Family     Primary       8          Refinance           Standard
6228641244   RUMBIN             CA     93065     PD            PUD          Primary       1           Purchase            Reduced
6228987423   CHIEN              CA     95070     SF       Single Family     Primary       8          Refinance            Reduced
6229558686   FRIDAY             CA     94080     PA            PUD          Primary       1           Purchase            Reduced
6229720351   RANGNEKAR          CA     95136     SF       Single Family     Primary       8          Refinance            Reduced
6230112606   BRUNNER            CA     94618     SF       Single Family     Primary       1           Purchase           Standard
6230874130   SARWARY            CA     95304     SF       Single Family     Primary       1           Purchase           Standard
6230921410   O'GARA             CA     95070     SF       Single Family     Primary       8          Refinance           Standard
6231194876   HUBBARD            CA     94583     PD            PUD          Primary       1           Purchase           Standard
6232930377   BELLUOMINI         CA     94070     SF       Single Family     Primary       8          Refinance           Standard
6233518783   ZHANG              CA     95035     SF       Single Family     Primary       8          Refinance            Reduced
6235108559   LIN                CA     94043     PD            PUD          Primary       8          Refinance           Standard
6235578173   KHATRI             CA     94536     PD            PUD          Primary       8          Refinance           Standard
6235670046   YOUNKER            FL     33405     SF       Single Family     Primary       1           Purchase           Standard
6236298169   EL SAFY            CA     94061     SF       Single Family     Primary       8          Refinance           Standard
6237092843   MATHIESEN          CA     92782     CO        Condominimum     Primary       8          Refinance           Standard
6237597460   LEFKOWITS          CA     94022     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6237738122   FIELD              CA     94920     SF       Single Family     Primary       8          Refinance            Reduced
6238099102   LEIST              CA     94901     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6238993478   MURRIETA           CA     92688     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6239045922   WILLIAMS           VA     22207     SF       Single Family     Primary       1           Purchase            Reduced
6239065136   KENNEALY           CA     95066     SF       Single Family     Primary       1           Purchase           Standard
6240127297   SONG               CA     94538     SF       Single Family     Primary       1           Purchase            Reduced
6240222841   LINK               MA     02093     PD            PUD          Primary       1           Purchase            Reduced
6240307048   MCCORMACK          CA     92131     PD            PUD          Primary       6      Cash-out Refinance      Standard
6240589546   KELLY              CA     94402     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6240750957   TILLEY             CA     94533     PD            PUD          Primary       8          Refinance            Reduced
6242611462   WEINSTOCK          VA     22043     SF       Single Family     Primary       8          Refinance           Standard
6243505002   FECOWYCZ           FL     34114     PD            PUD         Secondary      8          Refinance          Timesaver-1
6243683031   RAFAEL             CA     95133     PA            PUD          Primary       1           Purchase            Reduced
6244543168   CARCAMO            CA     94015     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6244558737   HAYDEN             CA     94403     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6244692882   GREEN              CA     94404     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6245807455   NOEL               IL     60564     SF       Single Family     Primary       8          Refinance            Reduced
6247172221   BURDULIS           TX     75038     SF       Single Family     Primary       1           Purchase           Standard
6247389429   LYONS              CA     92677     PD            PUD          Primary       8          Refinance           Standard
6248255397   CHAMBLESS          CA     94131     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6248413830   RANDENI            CA     94706     SF       Single Family     Primary       8          Refinance            Reduced
6250021760   PUCCETTI           CA     92625     PD            PUD          Primary       1           Purchase           Standard
6251016595   HAHN               CA     94583     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6251924178   MADAPURMATH        CA     95014     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6252017790   RENDA              CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6255017342   HOWE               CA     92679     PD            PUD          Primary       1           Purchase            Reduced
6256207926   LESTER             SC     29928     SF       Single Family    Secondary      8          Refinance           Standard
6258043808   WELMERINK          CA     96148     CO        Condominimum    Secondary      1           Purchase            Reduced
6258349593   VERVERS            IL     60622     CO        Condominimum     Primary       1           Purchase            Reduced
6259311162   LIU                CA     95050     PA            PUD          Primary       8          Refinance           Standard
6259675558   GRIFFITH           CA     95020     PD            PUD          Primary       1           Purchase           Standard
6259719299   PAINE              CA     90505     SF       Single Family     Primary       1           Purchase            Reduced
6260249674   RETHINAKALEESWA    CA     95130     SF       Single Family     Primary       8          Refinance            Reduced
6260355901   HILL               MD     20816     SF       Single Family     Primary       8          Refinance           Standard
6260456378   BERGER             CA     94002     2F         Two Family      Primary       8          Refinance        All Ready Home
6261673674   SAUNDERS           NV     89109     CH      High-Rise Condo    Primary       1           Purchase           Standard
6264300655   FORSSATT           CA     94005     CO        Condominimum     Primary       1           Purchase           Standard
6264989473   THORNE             CA     94103     CO        Condominimum     Primary       1           Purchase           Standard
6269574353   JONES              CA     92253     PD            PUD          Primary       1           Purchase           Standard
6269728868   MA                 CA     94015     SF       Single Family     Primary       1           Purchase           Standard
6270013813   GHALEBI            CA     92121     PD            PUD          Primary       1           Purchase           Standard
6271006881   HATLEY             CA     94502     PA            PUD          Primary       1           Purchase            Reduced
6271260926   SIDELNIKOV         CA     94903     SF       Single Family     Primary       8          Refinance           Standard
6272200483   BALASUBRAMANIAM    CA     95125     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6273385549   CHANG              CA     95070     SF       Single Family     Primary       8          Refinance            Reduced
6273446366   BERTELSEN          CA     94404     CO        Condominimum     Primary       8          Refinance            Reduced
6274702767   COWLEY             MD     21665     SF       Single Family    Secondary      1           Purchase            Reduced
6274837407   GOROVITZ           CA     95032     PD            PUD         Investor       1           Purchase           Standard
6275884416   TODOROV            CA     95051     SF       Single Family     Primary       8          Refinance            Reduced
6275950456   TARLTON III        NC     27560     PD            PUD          Primary       1           Purchase            Reduced
6276925382   CLARK              CA     94901     PA            PUD          Primary       1           Purchase            Reduced
6279026626   KILMER             CA     92627     SF       Single Family     Primary       1           Purchase           Standard
6279530031   LUNDGARD           CA     94019     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6279702853   KERTAYASA          CA     94539     SF       Single Family     Primary       1           Purchase            Reduced
6281449014   HAMM               CA     92679     PD            PUD          Primary       8          Refinance        All Ready Home
6281621745   EDWARDS            CA     94555     CO        Condominimum     Primary       1           Purchase            Reduced
6281626405   GLAESER            CA     94536     PD            PUD          Primary       1           Purchase            Reduced
6282211330   WAGONFELD          CA     94010     SF       Single Family     Primary       8          Refinance        All Ready Home
6282336673   TRUETT             CA     94070     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6282672127   SCOTT              DC     20007     SF       Single Family     Primary       1           Purchase            Reduced
6282771036   DOHERTY            CA     92008     PD            PUD          Primary       8          Refinance            Reduced
6284606230   CHO                CA     94588     PD            PUD          Primary       1           Purchase            Reduced
6284889265   REID               CA     94403     SF       Single Family     Primary       1           Purchase            Reduced
6285077258   FERRARO            CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6285123862   ZHU                CA     94086     SF       Single Family     Primary       8          Refinance           Standard
6286558405   LEE                CA     94901     SF       Single Family     Primary       8          Refinance        All Ready Home
6286936395   RAGHAVAN           CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6287820176   PATIL              CA     95133     SF       Single Family     Primary       8          Refinance            Reduced
6287884289   MAIER              CA     96150     SF       Single Family    Secondary      8          Refinance            Reduced
6288453001   LUBIN              AZ     85262     PD            PUD          Primary       1           Purchase            Reduced
6289012962   MORRIS             VA     22043     SF       Single Family     Primary       1           Purchase           Standard
6289349752   WONG               CA     95014     SF       Single Family     Primary       8          Refinance           Standard
6291975180   LAI                CA     95148     SF       Single Family     Primary       1           Purchase            Reduced
6292028732   ADAMS              IL     60614     CO        Condominimum     Primary       8          Refinance            Reduced
6292042337   SCHOENGOLD         CA     95008     SF       Single Family     Primary       8          Refinance            Reduced
6292422851   O'NEILL            CA     94043     CO        Condominimum     Primary       8          Refinance            Reduced
6292873301   WILKINSON          IL     60084     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6293017122   QIAO               CA     95131     PD            PUD          Primary       1           Purchase            Reduced
6293573082   THIRUNAVUKKARAS    CA     94536     SF       Single Family     Primary       1           Purchase            Reduced
6294319774   KRISTENSEN         CA     90077     PD            PUD          Primary       8          Refinance        All Ready Home
6294359317   RANADE             CA     94043     PD            PUD          Primary       1           Purchase            Reduced
6296201905   KERN III           CA     94010     SF       Single Family     Primary       8          Refinance           Standard
6297528884   WARD               CA     90293     SF       Single Family     Primary       1           Purchase           Standard
6298404473   RIFFLE             AZ     85262     SF       Single Family    Secondary      1           Purchase            Reduced
6299195062   IVANOV             CA     95050     PU            PUD          Primary       1           Purchase            Reduced
6300547640   PAPE               CA     94901     SF       Single Family     Primary       1           Purchase           Standard
6300649180   GLASSCOCK          CA     94306     SF       Single Family     Primary       8          Refinance           Standard
6302183410   HARTZELL           CA     94025     SF       Single Family     Primary       8          Refinance            Reduced
6303094590   LONG III           FL     34242     CH      High-Rise Condo    Primary       6      Cash-out Refinance      Standard
6303671785   DEY                CA     94568     SF       Single Family     Primary       1           Purchase           Standard
6304141788   BHATTAL            CA     95014     PD            PUD          Primary       1           Purchase           Standard
6304266999   CANNIZZARO         CA     94806     PD            PUD         Investor       1           Purchase           Standard
6304526392   FRICK              CA     94708     SF       Single Family     Primary       1           Purchase            Reduced
6304863696   PERI               CA     94587     SF       Single Family     Primary       1           Purchase           Standard
6305714898   JULYAN             CA     95033     SF       Single Family     Primary       8          Refinance        All Ready Home
6305733054   SCARDINA           CA     95120     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6306611234   MCDOWELL           CA     95126     SF       Single Family     Primary       1           Purchase            Reduced
6307242781   WILLIAMS           NC     28277     SF       Single Family     Primary       1           Purchase           Standard
6307294774   HENRIKSEN          CA     94043     PA            PUD          Primary       1           Purchase           Standard
6307346947   HOD                CA     94087     SF       Single Family     Primary       1           Purchase            Reduced
6307584703   BECKER             FL     34145     CH      High-Rise Condo    Primary       1           Purchase            Reduced
6308017562   CLAY               CA     94306     SF       Single Family     Primary       8          Refinance           Standard
6309087358   KRISHNAPRIYAN      CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6309640156   HARTMAN            PA     18901     SF       Single Family     Primary       1           Purchase            Reduced
6309799846   WANG               CA     95138     PD            PUD          Primary       8          Refinance            Reduced
6310222770   HUANG              CA     94539     PD            PUD          Primary       8          Refinance            Reduced
6312650218   BRYANT             CA     94583     PA            PUD          Primary       1           Purchase            Reduced
6313059351   SARLL              CA     95037     SF       Single Family     Primary       8          Refinance           Standard
6314773182   ACHEFF             NM     87571     SF       Single Family     Primary       8          Refinance           Standard
6315380763   KIERNAN            CA     94806     PD            PUD          Primary       8          Refinance           Standard
6316867941   WILFORD            CA     92672     PD            PUD          Primary       8          Refinance            Reduced
6316872610   SALMONSEN          SC     29464     PD            PUD          Primary       8          Refinance            Reduced
6317213814   OLASIMAN           CA     94579     PD            PUD          Primary       8          Refinance            Reduced
6317642988   SULAIMAN           WA     98004     SF       Single Family     Primary       8          Refinance           Standard
6317983556   STUART             CA     95377     SF       Single Family     Primary       8          Refinance            Reduced
6317999834   THAI               CA     95051     SF       Single Family     Primary       1           Purchase            Reduced
6318115042   NIMMAKAYALA        CA     94550     PA            PUD          Primary       1           Purchase           Standard
6319245574   DEPORTAGE          CA     90275     SF       Single Family     Primary       1           Purchase           Standard
6319370372   PALMERI            NV     89052     PD            PUD          Primary       8          Refinance        All Ready Home
6319527625   PHILLIPS           CA     94550     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6320636118   SUDIREDDI          CA     95133     SF       Single Family     Primary       8          Refinance            Reduced
6321372291   DIAZ               CA     95132     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6322742591   JENKINS            NC     27949     PD            PUD         Secondary      1           Purchase            Reduced
6323558244   HOPPER             CA     92064     SF       Single Family     Primary       8          Refinance            Reduced
6323609153   MORADKHANI         CA     94583     PD            PUD          Primary       1           Purchase            Reduced
6324212601   ANTOLIN            CA     94598     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6324515821   KAMAYA             CA     95051     SF       Single Family     Primary       1           Purchase           Standard
6325135215   PEDONE             CA     95120     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6326366769   ZHOU               CA     95123     SF       Single Family     Primary       8          Refinance            Reduced
6327829088   FERGUSON           CA     94502     PA            PUD         Secondary      1           Purchase           Standard
6329229980   THAKKER            CA     95132     PA            PUD          Primary       8          Refinance            Reduced
6329861360   TRAINES            IL     60022     SF       Single Family     Primary       8          Refinance           Standard
6329986852   SAYID              CA     91941     SF       Single Family     Primary       8          Refinance        All Ready Home
6332033676   WAHRLICH JR        CA     95666     PD            PUD         Secondary      8          Refinance            Reduced
6332361580   BANGALORE          CA     95127     SF       Single Family     Primary       1           Purchase           Standard
6332981247   VIGLIZZO           CA     93901     SF       Single Family     Primary       1           Purchase           Standard
6333516620   GOODWIN III        CA     94563     SF       Single Family     Primary       1           Purchase            Reduced
6334877153   BEREZ              CA     90024     CO        Condominimum     Primary       8          Refinance            Reduced
6335826852   ACHABAL            CA     95030     SF       Single Family     Primary       8          Refinance           Standard
6337593450   SAKHALKAR          CA     95148     SF       Single Family     Primary       8          Refinance           Standard
6337766114   MULKEY             CA     90274     SF       Single Family     Primary       1           Purchase           Standard
6340538559   SEGHEZZI           CA     94043     PU            PUD          Primary       1           Purchase            Reduced
6340603379   BRODT              CA     95008     SF       Single Family     Primary       8          Refinance           Standard
6341037973   MARTIN             CA     95033     SF       Single Family     Primary       1           Purchase            Reduced
6342689467   LEE                CA     94116     SF       Single Family     Primary       1           Purchase            Reduced
6342929871   WEINBERG           CA     95120     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6342968739   OCHOA              CA     94536     PD            PUD          Primary       1           Purchase            Reduced
6343095763   RADAY              CA     94402     SF       Single Family     Primary       8          Refinance            Reduced
6343576788   CHOUDHRY           CA     94086     SF       Single Family     Primary       8          Refinance           Standard
6343618721   TRIOLO             CA     92009     PD            PUD          Primary       1           Purchase           Standard
6344447880   LARIMER            CA     94506     PD            PUD          Primary       1           Purchase            Reduced
6344750986   BENITEZ            CA     94112     SF       Single Family     Primary       1           Purchase           Standard
6344902579   TSANG              CA     94539     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6345723651   FARRELL            SC     29928     CO        Condominimum    Secondary      1           Purchase            Reduced
6347280494   VENABLE            CO     80209     SF       Single Family     Primary       1           Purchase           Standard
6347403823   NAGARKAR           CA     94555     SF       Single Family     Primary       8          Refinance            Reduced
6348142966   BINNEY             CA     92130     CO        Condominimum     Primary       1           Purchase            Reduced
6348197408   SCHOTT             CA     95066     SF       Single Family     Primary       1           Purchase           Standard
6348712354   BRAUDE             GA     30306     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6349652674   AGRAWAL            CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6349867363   WAITE              NC     27949     PD            PUD          Primary       6      Cash-out Refinance      Standard
6350246457   WANG               CA     95125     PD            PUD          Primary       8          Refinance            Reduced
6350750912   MCCLAM             VA     20112     PD            PUD          Primary       1           Purchase           Standard
6351061954   MERRIMAN JR        CA     94588     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6351715948   SAUL               CA     94010     SF       Single Family     Primary       8          Refinance           Standard
6352234600   TOOLE              CA     95138     PD            PUD          Primary       8          Refinance            Reduced
6352645441   LIU                CA     94040     PD            PUD          Primary       8          Refinance            Reduced
6353498857   DIX                MD     21218     PD            PUD          Primary       1           Purchase           Standard
6354126994   DEEKSHITULU        CA     95014     PA            PUD          Primary       8          Refinance            Reduced
6354623859   LU                 CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6355374049   YOUNG              CA     94526     SF       Single Family     Primary       8          Refinance        All Ready Home
6356479649   ZUKOR              CA     94954     PD            PUD          Primary       1           Purchase           Standard
6358969977   SCOTT              NY     10579     SF       Single Family     Primary       1           Purchase           Standard
6359959282   LAUGHTON           FL     34108     CH      High-Rise Condo   Secondary      1           Purchase            Reduced
6360043027   MC DONALD          CA     95130     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6361734244   SMITH              CA     94587     SF       Single Family     Primary       1           Purchase           Standard
6362734136   WANN               CA     91344     SF       Single Family     Primary       1           Purchase           Standard
6364978046   JACOBS             CA     94404     PD            PUD          Primary       1           Purchase           Standard
6365450920   SELF               CA     94062     SF       Single Family     Primary       1           Purchase           Standard
6365548426   PATHAK             CA     94065     CO        Condominimum     Primary       8          Refinance           Standard
6366248547   PARKAR             CA     94568     PD            PUD          Primary       8          Refinance            Reduced
6366443551   DEVEREAUX          VA     22182     PD            PUD          Primary       1           Purchase           Standard
6366523923   DOTEN              CA     94025     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6366881867   O'NEILL            CA     94121     SF       Single Family    Investor       1           Purchase           Standard
6367010458   YI                 CA     94087     SF       Single Family     Primary       8          Refinance            Reduced
6367055859   PHILLIPS           CA     94070     SF       Single Family     Primary       1           Purchase            Reduced
6368407208   HALL               CO     80111     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6368645872   NAZARETH           CA     92262     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6368733587   CHA                CA     95070     SF       Single Family     Primary       8          Refinance            Reduced
6369108367   BERRY              CA     94061     SF       Single Family     Primary       8          Refinance            Reduced
6369368482   FELDMAN            CA     90069     SF       Single Family     Primary       1           Purchase           Standard
6370014851   LOZANO             CA     94066     SF       Single Family     Primary       8          Refinance           Standard
6370153394   FOX                CA     94070     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6370545599   SOUZA              CA     94536     SF       Single Family     Primary       1           Purchase            Reduced
6370670280   TWEHUES            CA     94618     SF       Single Family     Primary       1           Purchase            Reduced
6371579829   KIDD               CA     95033     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6371792646   RUDEE              CA     95032     SF       Single Family     Primary       1           Purchase            Reduced
6371936813   PALANIAPPAN        CA     94555     SF       Single Family     Primary       8          Refinance            Reduced
6372644135   SUM                CA     95133     SF       Single Family     Primary       8          Refinance            Reduced
6373437224   QUAN               CA     94062     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6373873261   SYLVESTRI          CA     94568     SF       Single Family     Primary       1           Purchase            Reduced
6374619358   BONILLA            CA     94112     SF       Single Family     Primary       1           Purchase           Standard
6375479083   RAMALINGAM         CA     95125     PD            PUD          Primary       6      Cash-out Refinance      Standard
6375768626   WALKER             SC     29926     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6375882054   BLUM               CA     94104     CO        Condominimum    Investor       1           Purchase           Standard
6376751761   CUNNINGHAM         CA     90254     2F         Two Family      Primary       1           Purchase           Standard
6376907496   ROBERT             CA     94124     SF       Single Family     Primary       1           Purchase            Reduced
6378630823   ECKHOFF            CA     94019     SF       Single Family     Primary       1           Purchase            Reduced
6378936071   SY                 CA     94803     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6379347039   ROTH               CA     91361     SF       Single Family     Primary       1           Purchase            Reduced
6379382861   CLARKSON           VA     22033     SF       Single Family     Primary       1           Purchase           Standard
6379844522   LIN                CA     95129     SF       Single Family     Primary       8          Refinance           Standard
6380480704   MCCARTER           CA     93924     PD            PUD          Primary       1           Purchase            Reduced
6380852852   AHUJA              CA     94536     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6380863958   ACKERMAN           CA     94702     SF       Single Family     Primary       8          Refinance            Reduced
6381360020   GAGE               CA     94005     CO        Condominimum     Primary       8          Refinance            Reduced
6381374377   STOREY             CA     92130     PD            PUD          Primary       1           Purchase            Reduced
6381609228   YAO                CA     95135     SF       Single Family     Primary       8          Refinance            Reduced
6381974580   ADAME              CA     94087     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6382537220   MIRIYALA           CA     95129     PA            PUD          Primary       8          Refinance           Standard
6382980750   HAINES             CA     94107     CO        Condominimum     Primary       1           Purchase           Standard
6383182760   SHIVERS            CO     81435     CO        Condominimum    Secondary      6      Cash-out Refinance       Reduced
6383708036   UBERTINO           CA     92067     PD            PUD          Primary       1           Purchase            Reduced
6384507627   BANDEWAR           CA     95127     SF       Single Family     Primary       1           Purchase           Standard
6385272858   TRIPP              CA     95120     SF       Single Family     Primary       1           Purchase           Standard
6386839549   LEE                CA     94109     CO        Condominimum     Primary       6      Cash-out Refinance      Standard
6387682864   LAND               CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6387764746   MCNALLY            FL     33715     PA            PUD          Primary       8          Refinance           Standard
6388432707   CAVANAGH           CA     94618     SF       Single Family     Primary       1           Purchase            Reduced
6388590108   RAHIM              CA     94555     CO        Condominimum     Primary       1           Purchase           Standard
6389238780   SHANER             MO     63105     SF       Single Family     Primary       8          Refinance            Reduced
6390102496   ARENA              MD     20817     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6390212584   FENTON             CA     95304     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6392254279   KONG               CA     95129     SF       Single Family     Primary       8          Refinance           Standard
6393391690   PINKSTON           CA     95124     SF       Single Family     Primary       8          Refinance           Standard
6394594722   BETTENCOURT-CON    CA     94513     SF       Single Family     Primary       1           Purchase            Reduced
6394757113   COOK               CA     94404     SF       Single Family     Primary       1           Purchase           Standard
6394936477   BAILEY             CA     91941     SF       Single Family     Primary       8          Refinance           Standard
6396741545   EPSTEIN            CA     94116     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6396860923   GOLDFORD           MO     63141     PD            PUD          Primary       8          Refinance            Reduced
6396942200   FLETCHER           CA     94558     SF       Single Family     Primary       1           Purchase           Standard
6397940955   CARTAGENA          CA     94037     SF       Single Family     Primary       8          Refinance           Standard
6398726882   TRUESDALE          CA     95136     CO        Condominimum     Primary       1           Purchase            Reduced
6398808912   DICK               CA     94550     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6398913555   SATZ               CA     92660     PD            PUD          Primary       8          Refinance            Reduced
6400649700   NEAMAN             CA     94110     2F         Two Family      Primary       6      Cash-out Refinance      Standard
6400802051   TOM                CA     94591     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6401522930   MOSES              CA     94107     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6402438987   RUBIN              CA     94588     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6403734996   WONG               CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6405395606   YAO                CA     94306     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6405863645   GIN                CA     90266     SF       Single Family     Primary       1           Purchase           Standard
6405959351   LIN                CA     94587     SF       Single Family     Primary       1           Purchase            Reduced
6407909990   MARSH              CA     91107     SF       Single Family     Primary       1           Purchase           Standard
6408759147   GARDINER           CA     94025     SF       Single Family    Investor       1           Purchase           Standard
6409716682   BAJA               CA     95124     SF       Single Family     Primary       1           Purchase           Standard
6409998256   WESTLEY            CA     94404     PA            PUD          Primary       6      Cash-out Refinance       Reduced
6410174699   VIDLOCK            CA     95070     SF       Single Family     Primary       8          Refinance        All Ready Home
6412927060   CAI                CA     94538     SF       Single Family     Primary       8          Refinance           Standard
6413331882   GOLOMBEK           CA     91364     SF       Single Family     Primary       8          Refinance            Reduced
6413489987   GARRETT            NM     87122     PD            PUD          Primary       8          Refinance            Reduced
6413784072   HUANG              CA     90210     SF       Single Family     Primary       8          Refinance            Reduced
6413917730   BRIGHT             CA     94010     CH      High-Rise Condo    Primary       1           Purchase            Reduced
6415133807   CANUM              CA     95126     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6415416863   GOODRICH           CO     80206     SF       Single Family     Primary       1           Purchase           Standard
6415735106   CHU                CA     95120     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6415777389   CONNORS            IL     60035     SF       Single Family     Primary       8          Refinance            Reduced
6416022389   HAUSAUER           FL     34145     SF       Single Family     Primary       1           Purchase            Reduced
6416286562   TEAGUE             CA     95030     SF       Single Family     Primary       1           Purchase            Reduced
6416324959   KYRIAKIS G         AZ     85718     PD            PUD         Secondary      1           Purchase           Standard
6416631494   LI                 CA     94555     PD            PUD          Primary       8          Refinance            Reduced
6416875182   SUN                CA     94538     PA            PUD          Primary       8          Refinance            Reduced
6416981410   ABLAO              CA     95121     SF       Single Family     Primary       1           Purchase            Reduced
6417120570   WILLIAMS           CA     94133     2F         Two Family      Primary       1           Purchase           Standard
6417891428   JIAO               CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6419091282   ZAUGG              CA     94123     CO        Condominimum     Primary       1           Purchase            Reduced
6421035640   SWENSON            CA     92672     SF       Single Family     Primary       1           Purchase            Reduced
6421106235   KUERSTEN           CA     94040     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6421738938   RUFKAHR            MO     65049     PD            PUD         Secondary      8          Refinance            Reduced
6422173549   STALLARD           TX     78669     PD            PUD          Primary       8          Refinance            Reduced
6422747540   LA MONT            CA     94062     SF       Single Family     Primary       8          Refinance           Standard
6423001558   DWORKIN            CA     94040     SF       Single Family     Primary       1           Purchase            Reduced
6423208898   CENTELL            CA     94566     PA            PUD          Primary       6      Cash-out Refinance       Reduced
6424559349   KALVERT            CA     91604     SF       Single Family     Primary       1           Purchase            Reduced
6424889506   SEWELL             CA     94526     PD            PUD          Primary       8          Refinance            Reduced
6424933015   SIGNORI            CA     94010     SF       Single Family     Primary       8          Refinance           Standard
6426684228   TRAN               CA     95035     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6427325375   AN                 CA     90210     SF       Single Family     Primary       1           Purchase           Standard
6428664350   SOTO               CA     94303     SF       Single Family     Primary       1           Purchase           Standard
6428887829   EMERSON            CA     94070     SF       Single Family     Primary       1           Purchase           Standard
6429548768   HUNTLEY            CO     80906     PD            PUD          Primary       6      Cash-out Refinance      Standard
6429926204   KIMMEL             FL     33496     PD            PUD          Primary       8          Refinance            Reduced
6430351632   BLAND              CA     94526     SF       Single Family     Primary       8          Refinance           Standard
6430482338   KELLMEYER          CA     92103     SF       Single Family     Primary       1           Purchase            Reduced
6431106449   WEBBER             CA     90068     SF       Single Family     Primary       1           Purchase           Standard
6431506705   LAUNSBACH          CA     90266     SF       Single Family     Primary       1           Purchase            Reduced
6432681655   WRIGHT             CA     95123     SF       Single Family     Primary       1           Purchase            Reduced
6434221062   CHOU               CA     95129     SF       Single Family     Primary       8          Refinance           Standard
6437528638   KILLIAN            MD     21035     PD            PUD          Primary       1           Purchase            Reduced
6437709923   BROWN              NC     28079     SF       Single Family     Primary       8          Refinance           Standard
6438893726   MINTZ              CA     94401     SF       Single Family     Primary       1           Purchase           Standard
6440224803   HOBER              CA     94549     SF       Single Family     Primary       8          Refinance            Reduced
6440410402   PREVAUX            CA     94301     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6440573217   FRENTSOS           CA     94123     CO        Condominimum     Primary       1           Purchase           Standard
6440600788   GELMIS             CA     94556     PA            PUD          Primary       8          Refinance            Reduced
6440778667   RHODEHAMEL         OR     97229     SF       Single Family     Primary       1           Purchase            Reduced
6441500649   MASSEY             CA     94602     SF       Single Family     Primary       8          Refinance           Standard
6441577423   FARRIS             DC     20009     SF       Single Family     Primary       1           Purchase           Standard
6441751952   SNYDER             CA     94070     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6441911655   KHOURI-HADDAD      CA     94022     SF       Single Family     Primary       8          Refinance            Reduced
6441967665   FESSLER            CA     92103     SF       Single Family    Secondary      1           Purchase           Standard
6442635147   HALE               CA     94402     SF       Single Family     Primary       8          Refinance           Standard
6443442246   FU                 CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6443634958   DEFREITAS          CA     94044     SF       Single Family     Primary       1           Purchase           Standard
6443703050   WOODBRIDGE         CA     94040     SF       Single Family     Primary       8          Refinance            Reduced
6445233072   WEIR               CA     94066     SF       Single Family     Primary       1           Purchase            Reduced
6445971853   HUANG              CA     95129     SF       Single Family     Primary       1           Purchase            Reduced
6446080373   BHATIA             CA     95135     CO        Condominimum     Primary       8          Refinance            Reduced
6446111186   CHIANCO            FL     34683     SF       Single Family    Secondary      1           Purchase            Reduced
6446181338   LONDON             VA     22201     SF       Single Family     Primary       1           Purchase            Reduced
6447862050   CASSIDY            CA     94903     SF       Single Family     Primary       1           Purchase            Reduced
6447937720   HUSSAIN            CA     94303     SF       Single Family     Primary       8          Refinance           Standard
6448527702   NWOFIA             TN     37027     PD            PUD          Primary       1           Purchase           Standard
6448808326   SKINNER            CA     95003     SF       Single Family     Primary       1           Purchase            Reduced
6449128468   FOCH               CA     94062     CO        Condominimum     Primary       1           Purchase            Reduced
6449353157   SIMON              CA     94402     SF       Single Family     Primary       1           Purchase            Reduced
6450604480   BAMBROUGH          FL     32034     CH      High-Rise Condo   Secondary      1           Purchase            Reduced
6452477513   CARROZZI           CA     94044     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6452477802   STRUTZEL           NM     87501     SF       Single Family    Secondary      1           Purchase           Standard
6452986455   UEBERROTH          CA     92352     SF       Single Family    Secondary      8          Refinance           Standard
6453043413   MOORE              CA     94970     PD            PUD         Secondary      8          Refinance           Standard
6453357441   ASHMORE            CA     94544     SF       Single Family     Primary       1           Purchase            Reduced
6454590495   PIPO               CA     94598     SF       Single Family     Primary       8          Refinance            Reduced
6455970795   MCADAMS            CA     95032     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6456195756   FLYNN              CA     94960     SF       Single Family     Primary       1           Purchase           Standard
6456721221   YAU                CA     95014     SF       Single Family     Primary       8          Refinance           Standard
6456766879   OLOW               CA     94131     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6457896618   SAULIS             CA     94552     PA            PUD          Primary       1           Purchase            Reduced
6458026579   MANESS             CA     95124     SF       Single Family     Primary       1           Purchase            Reduced
6459120298   ZHOU               CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6459337546   SEPEZ              CA     94566     PD            PUD          Primary       1           Purchase            Reduced
6459354970   RADHAKRISHNAN      CA     94560     SF       Single Family     Primary       8          Refinance            Reduced
6460391326   MORRIS             GA     31405     SF       Single Family    Secondary      1           Purchase            Reduced
6460549428   PULLEY             CA     94005     CO        Condominimum     Primary       1           Purchase           Standard
6460634824   NORTHINGTON        TX     78735     PD            PUD          Primary       1           Purchase           Standard
6460682047   DEL CAMPO          IL     60043     SF       Single Family     Primary       8          Refinance            Reduced
6460956839   CAMPOS             CA     94583     PD            PUD          Primary       8          Refinance            Reduced
6461245539   NEESE              CA     94025     CO        Condominimum     Primary       1           Purchase            Reduced
6461384718   BIGGS              IN     47001     SF       Single Family     Primary       1           Purchase           Standard
6461572056   LIU                CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6462526200   SHOVE              CA     94028     SF       Single Family     Primary       8          Refinance           Standard
6463052032   ANNAAMALAI         CA     95070     SF       Single Family     Primary       8          Refinance           Standard
6464336913   PATEL              CA     94583     SF       Single Family     Primary       8          Refinance            Reduced
6464441291   HALE               GA     30022     PD            PUD          Primary       1           Purchase            Reduced
6465015300   PINADO             CA     94941     SF       Single Family     Primary       1           Purchase           Standard
6465182019   IAQUINTA           CA     92109     CO        Condominimum     Primary       8          Refinance            Reduced
6465796941   PATIN              CA     96150     SF       Single Family    Secondary      8          Refinance            Reduced
6468132342   HOGENDOORN         WA     98006     SF       Single Family     Primary       8          Refinance            Reduced
6472110029   CONBOY             CA     94566     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6472413860   MCGRATH            CA     92692     PD            PUD          Primary       1           Purchase            Reduced
6473701776   STRACK             CA     94903     SF       Single Family     Primary       1           Purchase            Reduced
6474808059   SHTULMAN           CA     94611     SF       Single Family     Primary       8          Refinance            Reduced
6474838544   RADY               CA     92210     CO        Condominimum    Secondary      8          Refinance        All Ready Home
6475894199   SIAUW              CA     94568     PD            PUD          Primary       1           Purchase           Standard
6476274565   YUN                CA     94555     SF       Single Family     Primary       8          Refinance           Standard
6477036674   LI                 CA     94010     SF       Single Family     Primary       1           Purchase            Reduced
6477784406   ZEDD               IL     60613     CH      High-Rise Condo    Primary       6      Cash-out Refinance       Reduced
6477917642   DIAMOND            CA     94024     SF       Single Family     Primary       1           Purchase           Standard
6477934217   ANDRESEN           CA     94566     PD            PUD          Primary       8          Refinance            Reduced
6478314930   LENTS              TX     75034     PD            PUD          Primary       8          Refinance           Standard
6479087642   LIU                CA     94555     SF       Single Family     Primary       1           Purchase            Reduced
6479099167   ADESS              IL     60622     CH      High-Rise Condo    Primary       8          Refinance            Reduced
6479677368   CHOPRA             CA     94538     SF       Single Family     Primary       1           Purchase           Standard
6479922061   KUZEHKANANI        VA     22182     PA            PUD          Primary       1           Purchase            Reduced
6479982248   WYLIE              CA     94127     SF       Single Family     Primary       1           Purchase            Reduced
6480123097   MOOREFIELD         CA     94602     SF       Single Family     Primary       1           Purchase           Standard
6480204814   KARIM              CA     95138     PD            PUD          Primary       1           Purchase            Reduced
6481376173   MISHRA             CA     94306     CO        Condominimum     Primary       1           Purchase            Reduced
6482071310   APPELHANS          CA     92127     PD            PUD          Primary       1           Purchase            Reduced
6484234973   WINSTON            CA     90630     SF       Single Family     Primary       8          Refinance        All Ready Home
6484253056   PROCTOR            CA     94583     SF       Single Family     Primary       1           Purchase           Standard
6484292161   NOGID              CA     94061     CO        Condominimum     Primary       8          Refinance           Standard
6485207598   OLSON              CA     94583     PU            PUD          Primary       6      Cash-out Refinance       Reduced
6485581000   REZNIK             CA     94002     SF       Single Family     Primary       8          Refinance           Standard
6485965963   HO                 CA     94502     PD            PUD          Primary       1           Purchase           Standard
6487193333   CARPENTER          CA     94536     PD            PUD          Primary       1           Purchase           Standard
6487406180   XU                 CA     95051     SF       Single Family     Primary       1           Purchase           Standard
6488252120   LIU                CA     95014     PA            PUD          Primary       6      Cash-out Refinance      Standard
6488539815   NOWAK              CO     80401     PD            PUD          Primary       8          Refinance           Standard
6488787992   SLATER             CA     94528     SF       Single Family     Primary       8          Refinance            Reduced
6488955748   RADIN              CA     94954     SF       Single Family     Primary       1           Purchase            Reduced
6491182470   LU                 CA     95120     SF       Single Family     Primary       8          Refinance           Standard
6491594187   KEIZER             CA     94947     SF       Single Family     Primary       1           Purchase            Reduced
6492411258   KARUPPASAMY        CA     95035     SF       Single Family     Primary       8          Refinance           Standard
6492434755   BLANKENBAKER JR    CA     92649     SF       Single Family     Primary       8          Refinance            Reduced
6492584195   HUNZIKER           CA     95120     SF       Single Family     Primary       1           Purchase           Standard
6493911884   PENDSE             CA     95035     PA            PUD          Primary       8          Refinance            Reduced
6494148270   VIGNAROLI          TN     38017     SF       Single Family     Primary       1           Purchase           Standard
6494919407   HARDY              CA     90025     CO        Condominimum     Primary       8          Refinance           Standard
6494984021   ZHU                CA     94404     CO        Condominimum     Primary       8          Refinance           Standard
6494998518   HAWK               TX     77027     SF       Single Family     Primary       8          Refinance           Standard
6495619410   WOLFORD            KY     40059     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6495805175   PATEL              CA     94087     SF       Single Family     Primary       8          Refinance            Reduced
6495924679   CARMACK            CA     95130     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6496608248   ZORICH             CA     92673     PD            PUD          Primary       1           Purchase            Reduced
6496905735   DESMOND            CA     94087     CO        Condominimum     Primary       1           Purchase            Reduced
6497009933   KUMAR              WA     98040     PD            PUD          Primary       8          Refinance            Reduced
6497878741   COLE               CA     94040     SF       Single Family     Primary       1           Purchase           Standard
6498426656   SLUSARCZUK         CA     94028     SF       Single Family     Primary       8          Refinance            Reduced
6498804084   CHEN               CA     95070     SF       Single Family     Primary       8          Refinance            Reduced
6499744776   DALTON             AZ     85308     PD            PUD          Primary       8          Refinance           Standard
6499791496   MOLINARI           CA     95448     SF       Single Family    Secondary      1           Purchase           Standard
6500812489   WANG               CA     95014     PD            PUD          Primary       8          Refinance           Standard
6501174236   PATWARDHAN         CA     94404     PA            PUD          Primary       8          Refinance           Standard
6502686576   FOWLER             CA     94087     SF       Single Family     Primary       1           Purchase            Reduced
6502726166   LIANG              CA     94538     SF       Single Family     Primary       8          Refinance           Standard
6503202290   BIRNEY             MD     21401     PD            PUD          Primary       1           Purchase           Standard
6504517563   DANDURAND          CA     94903     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6505085966   ADAMS              CA     95005     SF       Single Family     Primary       8          Refinance            Reduced
6505097532   SUN                CA     95130     SF       Single Family     Primary       8          Refinance           Standard
6505532181   SINGH              CA     92808     PD            PUD          Primary       1           Purchase           Standard
6505859972   HARVEY             IL     60201     SF       Single Family     Primary       8          Refinance            Reduced
6505995008   ROMANS             CA     93908     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6506118683   PULAWSKI           IL     60068     SF       Single Family     Primary       1           Purchase            Reduced
6506273819   KEIL               NV     89451     SF       Single Family    Secondary      8          Refinance            Reduced
6506350328   CHEN               CA     94539     SF       Single Family     Primary       8          Refinance           Standard
6507295316   LACKNER            CA     92860     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6507356233   PRICE              CA     95138     PD            PUD          Primary       1           Purchase            Reduced
6507579370   BRINGUEL           CA     94087     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6509934680   RIBEIRO            CA     95136     SF       Single Family     Primary       8          Refinance           Standard
6510651299   PICHT              CA     95123     SF       Single Family     Primary       1           Purchase            Reduced
6510737015   CLAY               CA     91789     SF       Single Family     Primary       8          Refinance           Standard
6511166685   FELIX              GA     30327     SF       Single Family     Primary       8          Refinance           Standard
6511569425   RAINA              CA     95032     SF       Single Family     Primary       1           Purchase           Standard
6511794627   KILIK              CA     95032     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6512022531   VARMUZA            NV     89451     SF       Single Family     Primary       1           Purchase            Reduced
6512208486   REED               CA     94618     SF       Single Family     Primary       1           Purchase            Reduced
6512603132   CLARK              CA     90266     CO        Condominimum     Primary       1           Purchase            Reduced
6512768828   MARTIN             CA     94563     SF       Single Family     Primary       8          Refinance           Standard
6513500055   LOOKABAUGH         CA     90814     SF       Single Family     Primary       8          Refinance           Standard
6513589017   SPERRY             CA     95003     SF       Single Family     Primary       8          Refinance            Reduced
6515240189   BRASH              CA     94025     SF       Single Family     Primary       8          Refinance        All Ready Home
6516946586   EVANS              IL     60045     SF       Single Family     Primary       8          Refinance            Reduced
6517733751   SONI               CA     95138     PD            PUD          Primary       8          Refinance            Reduced
6519105149   LEWIS              IL     60532     SF       Single Family     Primary       8          Refinance            Reduced
6519487919   WEINKAUF           CA     94041     SF       Single Family     Primary       1           Purchase           Standard
6519886219   TUDAL              CA     94610     SF       Single Family     Primary       8          Refinance           Standard
6520457604   BERGMAN            GA     30309     CH      High-Rise Condo    Primary       1           Purchase            Reduced
6520907608   SUMARDY            CA     94560     PD            PUD          Primary       1           Purchase            Reduced
6523009485   STACK              WA     98004     SF       Single Family     Primary       1           Purchase            Reduced
6523136023   HUGET              CA     95118     PD            PUD          Primary       1           Purchase            Reduced
6524121073   FARMER             CA     95033     SF       Single Family     Primary       1           Purchase           Standard
6525026990   CHANG              CA     94303     SF       Single Family     Primary       8          Refinance            Reduced
6525403041   RAY                CA     94087     SF       Single Family     Primary       8          Refinance            Reduced
6526158776   WANG               CA     94560     PA            PUD          Primary       1           Purchase           Standard
6526805830   REDDY BANDA        CA     95054     PD            PUD          Primary       8          Refinance           Standard
6527174046   STEWART            CA     92656     PD            PUD          Primary       8          Refinance            Reduced
6527820788   ROZPORKA           CA     95033     SF       Single Family     Primary       8          Refinance            Reduced
6528551952   MAHMOUD            CA     95066     SF       Single Family     Primary       8          Refinance            Reduced
6529027150   KIM                CA     94588     SF       Single Family     Primary       8          Refinance            Reduced
6532410245   HART               CO     80302     SF       Single Family     Primary       8          Refinance            Reduced
6532442255   SWEENEY            CA     94549     SF       Single Family     Primary       8          Refinance           Standard
6533767320   PETTYJOHN          CA     95124     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6534003360   SINGAL             CA     95123     SF       Single Family     Primary       1           Purchase            Reduced
6534771875   GAT                CA     96161     PD            PUD         Secondary      8          Refinance            Reduced
6536792028   FLEMING JR         MD     20854     SF       Single Family     Primary       1           Purchase            Reduced
6537295682   DIKE               IL     60091     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6537665256   SHAFAIE            CA     94404     CH      High-Rise Condo    Primary       8          Refinance           Standard
6538595916   OCHOA              CA     95037     SF       Single Family     Primary       1           Purchase           Standard
6539139417   KHAYO              CA     95123     PD            PUD          Primary       1           Purchase           Standard
6539351632   PREMKUMAR          CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6539907417   POWELL             CA     92694     PA            PUD          Primary       1           Purchase           Standard
6540492292   MULVENNA           CA     94061     SF       Single Family     Primary       8          Refinance            Reduced
6542816415   LUKASIEWICZ        FL     33901     SF       Single Family     Primary       1           Purchase           Standard
6543642893   HALEY              CA     94506     PD            PUD          Primary       8          Refinance            Reduced
6543644477   GOPALSWAMY         CA     94587     PD            PUD          Primary       8          Refinance           Standard
6544629550   VASQUEZ            CA     92660     CO        Condominimum     Primary       1           Purchase           Standard
6545916667   BIBERGAL           IL     60611     CH      High-Rise Condo    Primary       6      Cash-out Refinance       Reduced
6546722155   FRANKWICK          IL     60610     CO        Condominimum     Primary       8          Refinance            Reduced
6546969301   MCKINLEY           CA     94118     CO        Condominimum     Primary       1           Purchase            Reduced
6547809027   KIM                CA     90274     SF       Single Family     Primary       1           Purchase            Reduced
6548294963   LAZAR              CA     94109     CO        Condominimum     Primary       8          Refinance           Standard
6548752598   THORNE             CA     94583     PD            PUD          Primary       1           Purchase            Reduced
6550565482   HSU                CA     95131     SF       Single Family     Primary       1           Purchase            Reduced
6550801168   BAKER JR           WA     98110     SF       Single Family     Primary       1           Purchase            Reduced
6551676684   WILLIAMS           CA     94587     PD            PUD          Primary       1           Purchase            Reduced
6551763789   SULLIVAN           CA     90046     SF       Single Family     Primary       8          Refinance           Standard
6552962265   KESSLER            CA     94619     SF       Single Family     Primary       8          Refinance           Standard
6554238748   O'DELL             IL     60044     SF       Single Family     Primary       8          Refinance            Reduced
6554536778   HSU                CA     94010     SF       Single Family     Primary       1           Purchase            Reduced
6554672102   VAN ATTA JR        CA     94117     SF       Single Family     Primary       8          Refinance        All Ready Home
6554989035   SHOKOOR            CA     94536     CO        Condominimum     Primary       1           Purchase           Standard
6555096830   HECK               CA     92009     PD            PUD          Primary       8          Refinance            Reduced
6555872891   VAN DRIESEN        VA     22207     SF       Single Family     Primary       1           Purchase           Standard
6556264536   KUO                CA     95131     PD            PUD          Primary       8          Refinance            Reduced
6556688395   BELLAM             CA     94568     PD            PUD          Primary       8          Refinance            Reduced
6558116411   MILLER             CA     92604     CO        Condominimum     Primary       6      Cash-out Refinance       Reduced
6558238298   ASH                DC     20009     SF       Single Family     Primary       1           Purchase           Standard
6558497712   ADVANI             CA     94555     PA            PUD          Primary       8          Refinance            Reduced
6558759855   PATEL              CA     95020     PD            PUD          Primary       1           Purchase           Standard
6558939952   YANG               CA     95135     SF       Single Family     Primary       8          Refinance           Standard
6559775280   YOST               MD     21136     SF       Single Family     Primary       1           Purchase           Standard
6561678126   WOLFE              MD     21035     SF       Single Family     Primary       8          Refinance           Standard
6562131067   PRABHU             CA     95148     SF       Single Family     Primary       1           Purchase           Standard
6563302774   WOOD               CA     95033     SF       Single Family     Primary       8          Refinance           Standard
6563917746   WOODS              GA     30342     PD            PUD          Primary       1           Purchase            Reduced
6564907951   HENGEL             CA     95030     SF       Single Family     Primary       1           Purchase            Reduced
6565611891   TELLAKULA          CA     95138     PD            PUD          Primary       8          Refinance            Reduced
6567559437   REDMOND            CA     94038     SF       Single Family     Primary       8          Refinance            Reduced
6568057803   KINNEY             CA     94523     SF       Single Family     Primary       1           Purchase            Reduced
6568320383   VAVOSO             FL     33428     PD            PUD          Primary       1           Purchase            Reduced
6568449919   TOFFLEMIRE         CA     96150     PD            PUD         Secondary      1           Purchase           Standard
6570033107   RACINE             CA     95138     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6570253622   SCHWARTZ           CA     90210     SF       Single Family     Primary       8          Refinance            Reduced
6572261730   BLACKBURN          CA     94065     CO        Condominimum     Primary       8          Refinance            Reduced
6572566195   FORBATH            CA     92663     2F         Two Family      Primary       8          Refinance            Reduced
6572795257   MELUZZI            CA     94043     PD            PUD          Primary       1           Purchase            Reduced
6572854187   WINERMAN           CA     94065     CO        Condominimum     Primary       8          Refinance            Reduced
6572860093   ERICKSON           CA     92646     SF       Single Family     Primary       8          Refinance            Reduced
6573573588   MULFINGER          KY     40245     SF       Single Family     Primary       1           Purchase            Reduced
6574235740   MARCH              CA     94583     SF       Single Family     Primary       1           Purchase            Reduced
6574584329   REESER             CA     94550     SF       Single Family     Primary       1           Purchase           Standard
6574668213   RUDIN              CA     94618     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6576374166   TOLANI             CA     92067     PD            PUD          Primary       8          Refinance           Standard
6577160952   AMMANN             VA     20175     PD            PUD          Primary       1           Purchase           Standard
6578212836   POULTER            CA     94705     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6580218607   DURAISAMY          CA     94587     SF       Single Family     Primary       8          Refinance            Reduced
6581781215   KLAAS              AZ     85219     SF       Single Family     Primary       1           Purchase           Standard
6583750440   WONG               CA     95120     SF       Single Family     Primary       1           Purchase            Reduced
6584118662   ZHU                CA     94568     PD            PUD          Primary       1           Purchase            Reduced
6584590019   BAKER              CA     94941     SF       Single Family     Primary       8          Refinance           Standard
6585106575   GOPALAN            CA     94583     PD            PUD          Primary       8          Refinance           Standard
6585436931   WATROS-GILLILAN    CA     90068     SF       Single Family     Primary       1           Purchase           Standard
6585921577   EVANS              CA     92677     SF       Single Family    Secondary      1           Purchase            Reduced
6587087542   BYERS              CA     90254     CO        Condominimum     Primary       1           Purchase           Standard
6588018785   TANG               CA     94588     PD            PUD          Primary       1           Purchase           Standard
6588140183   WU                 CA     94587     SF       Single Family     Primary       1           Purchase           Standard
6590044100   GIDDINGS           TX     77450     PD            PUD          Primary       1           Purchase           Standard
6590251804   BAKER              CA     94118     SF       Single Family     Primary       1           Purchase           Standard
6591155228   SHARP              CA     92660     PA            PUD          Primary       1           Purchase           Standard
6591193013   TAKKALLAPALLI      CA     95035     PA            PUD          Primary       8          Refinance            Reduced
6593187831   KUHNEL             CA     92106     SF       Single Family     Primary       8          Refinance            Reduced
6595040434   AMAZEEN            GA     30005     PD            PUD          Primary       1           Purchase           Standard
6596852845   TAI                HI     96816     SF       Single Family    Secondary      1           Purchase           Standard
6596856523   FEINBERG           CA     94131     SF       Single Family     Primary       1           Purchase            Reduced
6597124665   TOHARA             CA     94404     PA            PUD          Primary       1           Purchase            Reduced
6601394536   GUO                CA     94539     SF       Single Family     Primary       8          Refinance            Reduced
6602002575   KELLY JR           AZ     85268     CO        Condominimum     Primary       1           Purchase           Standard
6603542744   GUERRERO           FL     33131     SF       Single Family     Primary       1           Purchase            Reduced
6603609410   AMATANGELO         TX     78747     SF       Single Family     Primary       8          Refinance           Standard
6604355765   O'SULLIVAN         CA     94134     SF       Single Family     Primary       1           Purchase            Reduced
6604745650   ZEITLIN            CA     92014     SF       Single Family     Primary       8          Refinance           Standard
6604938859   AHMED              CA     95132     SF       Single Family     Primary       1           Purchase           Standard
6604983400   CATALDO            NC     27455     PD            PUD          Primary       1           Purchase            Reduced
6605213542   SLAUGHTER          CA     94526     SF       Single Family     Primary       1           Purchase           Standard
6605906954   ANSARINIA          CA     94030     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6607479349   QUILL              CA     95003     SF       Single Family     Primary       1           Purchase            Reduced
6607510192   ZHANG              CA     95138     PD            PUD          Primary       8          Refinance            Reduced
6607527261   MORRISON           CA     95133     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6608109432   MURPHY             SC     29928     SF       Single Family    Secondary      1           Purchase            Reduced
6608508294   DUNN               OH     45040     PA            PUD          Primary       8          Refinance            Reduced
6611229441   KNIGHT             CA     95118     SF       Single Family     Primary       1           Purchase           Standard
6611655504   YU                 CA     94306     SF       Single Family     Primary       8          Refinance           Standard
6613092979   BHATIA             CA     94618     SF       Single Family     Primary       1           Purchase            Reduced
6614778337   NYQUIST            CA     92660     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6614964846   BOWERSOX           CA     94560     PA            PUD          Primary       6      Cash-out Refinance       Reduced
6615180335   LLOYD              GA     30022     PD            PUD          Primary       1           Purchase            Reduced
6616030968   TATE               CA     95138     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6616620537   PAZIRANDEH         CA     92130     PD            PUD         Secondary      1           Purchase           Standard
6616697550   HAO                CA     94306     SF       Single Family     Primary       8          Refinance            Reduced
6617850828   DIFRANCESCO        CA     94127     SF       Single Family     Primary       8          Refinance           Standard
6617959447   DELANO             CA     94024     SF       Single Family     Primary       1           Purchase            Reduced
6619695692   PEIKERT            CA     95132     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6620864741   DROOGMANS          GA     30327     SF       Single Family     Primary       1           Purchase           Standard
6621332284   BOWEN JR           TX     75703     SF       Single Family     Primary       8          Refinance        All Ready Home
6621523957   ROGULY             CA     92651     SF       Single Family     Primary       8          Refinance        All Ready Home
6621708657   QUAN               CA     94555     SF       Single Family     Primary       8          Refinance            Reduced
6622136494   MUSUKULA           CA     95148     SF       Single Family     Primary       8          Refinance            Reduced
6622269428   YIN                CA     94566     PU            PUD          Primary       1           Purchase            Reduced
6622651492   CAYETANO           CA     94804     SF       Single Family     Primary       1           Purchase            Reduced
6623175921   DOUST              CA     94024     SF       Single Family    Secondary      1           Purchase           Standard
6623506208   WONG               CA     94301     SF       Single Family     Primary       8          Refinance           Standard
6623635429   LI                 CA     95111     SF       Single Family     Primary       8          Refinance            Reduced
6623650964   NUZZO              MD     21030     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6624026610   OTTO               NV     89451     PD            PUD          Primary       1           Purchase            Reduced
6624104557   DISHART            CA     94065     CO        Condominimum     Primary       8          Refinance            Reduced
6624815863   LEIFHELM JR        CA     95006     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6625896920   JARVIS             FL     33957     CO        Condominimum    Secondary      1           Purchase            Reduced
6626456294   PRESSLER           CA     90068     SF       Single Family     Primary       1           Purchase            Reduced
6627379511   JAEGER             TN     37027     PD            PUD          Primary       8          Refinance            Reduced
6628745033   BIZZINI            CA     94127     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6629344109   MAHER              CA     94110     CO        Condominimum     Primary       1           Purchase            Reduced
6629491587   RAMAMOORTHY        CA     95125     PD            PUD          Primary       1           Purchase            Reduced
6633037491   ROSENTHAL          CA     94117     2F         Two Family      Primary       1           Purchase           Standard
6633635369   HADEED             CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6634677782   CASSANEGO          CA     94107     CO        Condominimum     Primary       1           Purchase            Reduced
6634950403   GOYETTE            CA     95051     PA            PUD          Primary       1           Purchase           Standard
6635050195   VOGT III           CA     94118     SF       Single Family     Primary       8          Refinance        All Ready Home
6636246255   O'RIORDAN          CA     94301     SF       Single Family     Primary       1           Purchase            Reduced
6637504900   BOYD               NV     89704     SF       Single Family     Primary       8          Refinance            Reduced
6637729440   RINGERMAN          CA     90803     PD            PUD          Primary       1           Purchase            Reduced
6637854859   BURTON             CA     94533     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6637896413   BYUN               CA     94306     SF       Single Family     Primary       8          Refinance            Reduced
6638714375   PECSOK             CA     90272     SF       Single Family     Primary       1           Purchase            Reduced
6639769170   SOLAPURKAR         CA     94085     CO        Condominimum     Primary       8          Refinance            Reduced
6639828166   PURVIS             CA     94087     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6640711427   BOMMU              CA     95132     SF       Single Family     Primary       1           Purchase            Reduced
6641457681   BERK               GA     30319     SF       Single Family     Primary       1           Purchase            Reduced
6642338658   HARO               CA     94014     SF       Single Family     Primary       1           Purchase           Standard
6642613605   ZLOCHEVSKY         CA     94401     CO        Condominimum     Primary       8          Refinance            Reduced
6642615196   ROOT               MD     21204     SF       Single Family     Primary       1           Purchase           Standard
6644085976   MERIDA             FL     33018     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6644533371   HAN                CA     94025     SF       Single Family     Primary       1           Purchase            Reduced
6644843044   NAZIRUDDIN         CA     94568     PD            PUD          Primary       8          Refinance            Reduced
6645035988   DHARMAWAN          CA     94127     SF       Single Family     Primary       8          Refinance            Reduced
6645036978   LOGAN              CA     94131     SF       Single Family     Primary       1           Purchase           Standard
6645388957   LEE                CA     91107     SF       Single Family     Primary       1           Purchase           Standard
6645911741   ROBERTS            CA     95762     SF       Single Family     Primary       8          Refinance           Standard
6646883436   HORWICH            CA     92867     PD            PUD          Primary       1           Purchase            Reduced
6646962362   WRIGHT JR          GA     30309     SF       Single Family     Primary       8          Refinance           Standard
6648075338   STITSER            NV     89509     PD            PUD          Primary       1           Purchase            Reduced
6649033757   ZEHE               CA     94513     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6649307706   GACHPAZANY         CA     95136     SF       Single Family     Primary       1           Purchase            Reduced
6649587786   CESTRONI           MA     02116     CO        Condominimum     Primary       1           Purchase            Reduced
6649794903   DING               CA     95135     SF       Single Family     Primary       1           Purchase            Reduced
6650577486   CLADIS             CA     92625     CO        Condominimum     Primary       8          Refinance            Reduced
6651910157   ALAZIZ             CA     95051     SF       Single Family     Primary       8          Refinance            Reduced
6654234316   CARLSON            CA     92662     SF       Single Family     Primary       8          Refinance            Reduced
6656104350   RAGHAVAN           CA     95051     PA            PUD          Primary       1           Purchase            Reduced
6656237119   BROOKS             CA     95032     SF       Single Family     Primary       8          Refinance           Standard
6656492698   AGRAWAL            CA     95051     SF       Single Family     Primary       8          Refinance            Reduced
6656507123   TAORI              CA     94087     SF       Single Family     Primary       8          Refinance           Standard
6657004039   YARBROUGH          VA     22307     SF       Single Family     Primary       8          Refinance            Reduced
6658309692   BISSON             CA     95120     SF       Single Family     Primary       8          Refinance           Standard
6658709552   KENDALL JR         CA     94114     SF       Single Family     Primary       8          Refinance           Standard
6658887515   NAYYAR             CA     94065     PD            PUD          Primary       1           Purchase           Standard
6659483132   HEGENAUER          CA     94526     SF       Single Family     Primary       1           Purchase            Reduced
6660097566   SHUCH              AZ     85029     SF       Single Family     Primary       1           Purchase           Standard
6660250736   MILLER             CA     95014     SF       Single Family     Primary       1           Purchase           Standard
6660612034   WANG               CA     95035     SF       Single Family     Primary       8          Refinance           Standard
6660721686   FALCONER           CA     95134     CO        Condominimum     Primary       1           Purchase            Reduced
6661737178   IYENGAR            CA     94587     SF       Single Family     Primary       8          Refinance            Reduced
6662562468   WINCHESTER         CA     94030     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6662646089   RAMIREZ M D        CA     92656     PA            PUD          Primary       8          Refinance            Reduced
6663494117   ZHANG              CA     95135     SF       Single Family     Primary       8          Refinance            Reduced
6664312367   WESSINGER          CA     92253     SF       Single Family    Secondary      1           Purchase            Reduced
6665054687   SCHORR             CA     94061     SF       Single Family     Primary       1           Purchase           Standard
6665289788   LEWIS JR           SC     29576     PD            PUD          Primary       8          Refinance            Reduced
6665906100   SOLANTO            CA     94109     CO        Condominimum     Primary       8          Refinance           Standard
6665933773   GONZALEZ           CA     94044     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6666055949   SUN                CA     95129     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6666156523   SAICH              CA     95037     SF       Single Family     Primary       1           Purchase           Standard
6666711707   MARTIN             SC     29576     SF       Single Family     Primary       8          Refinance        All Ready Home
6667654013   FENG               CA     92867     PD            PUD          Primary       8          Refinance           Standard
6668378828   ANDREWS            CA     94303     PD            PUD          Primary       1           Purchase           Standard
6668830703   HUANG              CA     95008     SF       Single Family     Primary       1           Purchase            Reduced
6669316389   CHEN               CA     94087     SF       Single Family     Primary       1           Purchase            Reduced
6669360429   ANDERA             MO     63105     SF       Single Family     Primary       1           Purchase          Timesaver-3
6669382928   CHENG              CA     95120     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6669449214   CLARK              CA     94901     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6669686575   TOOMEY             WA     98056     SF       Single Family     Primary       1           Purchase            Reduced
6670191730   SHAMMO             IL     60061     SF       Single Family     Primary       8          Refinance           Standard
6672075758   CARY               CA     95020     SF       Single Family     Primary       1           Purchase           Standard
6673275878   MCGUIRE            MI     48362     SF       Single Family     Primary       8          Refinance            Reduced
6673690068   PURMAL             CA     94070     SF       Single Family     Primary       1           Purchase           Standard
6673969249   MCTAGGART          MD     20816     SF       Single Family     Primary       1           Purchase            Reduced
6674184186   DE LEON            CA     94572     SF       Single Family     Primary       1           Purchase           Standard
6675139585   LIN                CA     94555     PA            PUD          Primary       8          Refinance            Reduced
6675167321   SHAHAN             CA     94960     SF       Single Family     Primary       1           Purchase            Reduced
6676072033   BANGS              CA     95065     SF       Single Family     Primary       1           Purchase            Reduced
6676970665   ARACE              CA     94568     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6677733146   RAJAGOPALAN        CA     95051     SF       Single Family     Primary       8          Refinance            Reduced
6678685980   KLOPF              CA     94112     SF       Single Family     Primary       1           Purchase           Standard
6679042173   ARRAM              CA     94544     SF       Single Family     Primary       8          Refinance            Reduced
6680023501   LIU                CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6680852198   CHEA               CA     95496     SF       Single Family     Primary       1           Purchase            Reduced
6682362972   HOTARD             VA     22182     PD            PUD          Primary       1           Purchase            Reduced
6682767501   NAVARRO            CA     94526     SF       Single Family     Primary       8          Refinance            Reduced
6683110644   ABARTA             CA     94566     PD            PUD          Primary       8          Refinance            Reduced
6683920455   BAUM               CA     92651     SF       Single Family     Primary       1           Purchase           Standard
6684192088   MORTON             CA     94010     CO        Condominimum     Primary       1           Purchase            Reduced
6684659474   HILL               CA     94558     SF       Single Family     Primary       8          Refinance           Standard
6686232981   HUNG               CA     94087     SF       Single Family     Primary       8          Refinance           Standard
6686786119   WANG               CA     94560     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6686943199   SHYNG              CA     94539     PD            PUD          Primary       8          Refinance            Reduced
6687616992   TAMHANKAR          CA     95129     PA            PUD          Primary       8          Refinance            Reduced
6688366977   KIM                CA     95008     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6688388849   PARK               CA     95120     SF       Single Family     Primary       8          Refinance            Reduced
6688913521   RAWNSLEY           CA     94303     SF       Single Family     Primary       1           Purchase           Standard
6688971057   MODUMUDI           CA     95148     SF       Single Family     Primary       1           Purchase           Standard
6689363676   HUANG              CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6689878004   LIN                CA     95014     PA            PUD          Primary       1           Purchase            Reduced
6689985171   TRAN               CA     95120     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6691647017   YANG               CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6691901505   MA                 CA     95070     SF       Single Family     Primary       1           Purchase           Standard
6692693952   THAYER             CA     92629     PD            PUD          Primary       6      Cash-out Refinance      Standard
6692968503   PINCUS             CA     92677     PD            PUD          Primary       8          Refinance            Reduced
6694335131   HUANG              CA     94539     SF       Single Family     Primary       8          Refinance            Reduced
6694417509   LIEBMAN            CA     96145     SF       Single Family     Primary       8          Refinance        All Ready Home
6695137049   HORN               CA     91356     SF       Single Family     Primary       8          Refinance           Standard
6695814126   YUAN               CA     95070     SF       Single Family     Primary       8          Refinance            Reduced
6695972114   KLIM JR            CA     94550     SF       Single Family     Primary       8          Refinance           Standard
6696263497   MCGREGOR           CA     94901     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6697302534   PLAKOS             CA     94066     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6698729180   GRASSI             CA     95130     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6699011885   RYCEWICZ           OR     97034     SF       Single Family     Primary       1           Purchase           Standard
6699576945   POWERS             CA     94022     SF       Single Family     Primary       8          Refinance            Reduced
6700200881   SUN                CA     95014     PA            PUD          Primary       8          Refinance            Reduced
6700758367   MCCAHILL           CA     95130     SF       Single Family     Primary       8          Refinance            Reduced
6702270155   MILNER             CA     95135     SF       Single Family     Primary       8          Refinance            Reduced
6702302198   SOUTH              CA     94019     PA            PUD          Primary       8          Refinance            Reduced
6702591386   LEE                CA     95148     SF       Single Family     Primary       8          Refinance            Reduced
6702955466   MILLS              CA     94022     SF       Single Family     Primary       8          Refinance        All Ready Home
6703128683   WERRONEN           DC     20007     SF       Single Family     Primary       8          Refinance            Reduced
6705085915   TANG               CA     95125     PD            PUD          Primary       1           Purchase           Standard
6705453675   HSIEH              CA     94303     SF       Single Family     Primary       8          Refinance           Standard
6705908504   EICHELBERGER       GA     30319     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6706453096   AUSTEFJORD         CA     95124     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6707890155   LUKE               CA     92614     PD            PUD          Primary       8          Refinance            Reduced
6707990021   MERKLIN            CA     94901     PA            PUD          Primary       1           Purchase           Standard
6708697088   GENOV              CA     95014     PA            PUD          Primary       1           Purchase           Standard
6708705725   SULLIVAN           CA     92672     CO        Condominimum    Secondary      1           Purchase            Reduced
6709025305   YEUNG              CA     94404     PD            PUD          Primary       8          Refinance            Reduced
6710147510   ZHANG              CA     94087     SF       Single Family     Primary       8          Refinance            Reduced
6713405790   TUNG               CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6713516372   SIDDIQI            CA     95304     SF       Single Family     Primary       1           Purchase           Standard
6713856398   GRAY               CO     81611     PD            PUD          Primary       1           Purchase           Standard
6714901821   BERYOZOV           WA     98075     SF       Single Family     Primary       1           Purchase           Standard
6716054074   BORDEN             CA     92691     PD            PUD          Primary       1           Purchase           Standard
6716575573   FENTONMILLER       VA     22205     SF       Single Family     Primary       8          Refinance            Reduced
6717871120   JONES              CA     95050     SF       Single Family    Investor       1           Purchase           Standard
6720013744   KUJUBU             CA     94404     PA            PUD          Primary       1           Purchase            Reduced
6721180195   PARANDOOSH         CA     94043     SF       Single Family     Primary       1           Purchase           Standard
6722059125   LIU                CA     94086     PD            PUD          Primary       8          Refinance            Reduced
6722443329   PYLE               CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6723265044   BUCHHEIM           CA     94019     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6724209041   NOYCE              CA     94708     SF       Single Family     Primary       1           Purchase            Reduced
6724755720   LOCANDER           FL     33647     PD            PUD          Primary       8          Refinance           Standard
6725233610   VAHID              CA     92130     SF       Single Family     Primary       1           Purchase            Reduced
6726397042   BRASFIELD          CA     94107     CH      High-Rise Condo    Primary       8          Refinance            Reduced
6727449222   KUBERKA            CA     91311     SF       Single Family     Primary       1           Purchase            Reduced
6728940641   LUAN               CA     95070     SF       Single Family     Primary       8          Refinance           Standard
6729024106   CORDELL            NC     28210     SF       Single Family     Primary       1           Purchase           Standard
6729841095   CURE               CA     94550     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6730189708   HUMPHREY           NV     89448     SF       Single Family     Primary       8          Refinance            Reduced
6730438196   NORRIS             FL     33141     PD            PUD          Primary       1           Purchase           Standard
6730486021   FUSCH              CA     94070     SF       Single Family     Primary       1           Purchase            Reduced
6731027105   BAXTER             CA     94502     PD            PUD          Primary       6      Cash-out Refinance      Standard
6731213150   RUIZ               CA     95148     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6731886369   CAO                CA     94087     PA            PUD          Primary       1           Purchase            Reduced
6733245747   VAIDYA             CA     95037     PD            PUD          Primary       1           Purchase            Reduced
6733599655   MABEN              CA     94110     CO        Condominimum     Primary       1           Purchase           Standard
6734340000   KAISER             CA     90266     SF       Single Family     Primary       8          Refinance            Reduced
6734347716   SHAH               CA     94043     SF       Single Family     Primary       8          Refinance           Standard
6736898328   BERMEA             CA     95125     SF       Single Family     Primary       1           Purchase           Standard
6737223765   BITTNER            CA     92253     PD            PUD         Secondary      8          Refinance            Reduced
6737295532   HEIDARI            CA     94025     SF       Single Family     Primary       1           Purchase            Reduced
6738045209   MIRANDA            CA     94539     SF       Single Family     Primary       8          Refinance        All Ready Home
6738466082   GOGUELY            CA     94301     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6739085691   VAN HUYSSE         CA     94103     CO        Condominimum     Primary       8          Refinance            Reduced
6739186226   YANG               CA     94555     PD            PUD          Primary       1           Purchase            Reduced
6739386149   HUANG              CA     95148     SF       Single Family     Primary       8          Refinance            Reduced
6739629886   JANOV              IL     60610     CO        Condominimum     Primary       1           Purchase            Reduced
6739693775   CORDIER            FL     34134     CH      High-Rise Condo    Primary       1           Purchase            Reduced
6739807714   NARASIMHAN         CA     95051     SF       Single Family     Primary       1           Purchase            Reduced
6741092537   KEARN              CA     94010     SF       Single Family     Primary       8          Refinance        All Ready Home
6741361049   PARKS              CA     95127     SF       Single Family     Primary       8          Refinance            Reduced
6742803742   TENG               TX     75093     PD            PUD          Primary       1           Purchase           Standard
6743352798   STOKES             CA     94122     SF       Single Family     Primary       1           Purchase            Reduced
6743401496   GREENBURG          CA     94030     SF       Single Family     Primary       8          Refinance            Reduced
6743885748   ZHOU               CA     95035     SF       Single Family     Primary       8          Refinance            Reduced
6744093896   OLSON              CA     95228     SF       Single Family    Secondary      1           Purchase            Reduced
6745229085   AVERY              CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6745897709   DAVIS              CA     94549     SF       Single Family     Primary       1           Purchase            Reduced
6746880811   SHAH               CA     95136     CO        Condominimum     Primary       1           Purchase           Standard
6746983144   HARDING            CA     94070     SF       Single Family     Primary       8          Refinance            Reduced
6748376263   BEDFORD            CA     94965     CO        Condominimum     Primary       1           Purchase            Reduced
6748628895   PIEPER             CA     95125     SF       Single Family     Primary       1           Purchase           Standard
6748712384   GRINDHEIM          CA     94506     PD            PUD          Primary       8          Refinance            Reduced
6749454093   MORE               CA     94087     SF       Single Family     Primary       8          Refinance            Reduced
6749479785   RODRIGUEZ SR       CA     94550     SF       Single Family     Primary       8          Refinance            Reduced
6750190552   AGARWAL            CA     94306     SF       Single Family     Primary       8          Refinance           Standard
6750361690   TURGUT             CA     94403     SF       Single Family     Primary       1           Purchase           Standard
6753258950   LOO                CA     90292     CO        Condominimum     Primary       8          Refinance           Standard
6753855912   GOODRICH           CA     92648     CO        Condominimum     Primary       1           Purchase            Reduced
6753878732   RALEY              CA     94303     PD            PUD          Primary       1           Purchase            Reduced
6754187166   KUREHA             CA     94065     CO        Condominimum     Primary       1           Purchase           Standard
6755492508   KUMAR              CA     94568     PD            PUD          Primary       1           Purchase           Standard
6755499461   MCKISSACK          CA     94044     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6755785174   MATTHIES           CA     94506     PD            PUD          Primary       8          Refinance            Reduced
6755886642   MILLER             NV     89451     SF       Single Family     Primary       8          Refinance            Reduced
6757213647   LIZUT              CA     95070     SF       Single Family     Primary       1           Purchase           Standard
6758070038   SOOMRO             CA     95376     SF       Single Family     Primary       1           Purchase           Standard
6758465667   SHOHAT             CA     94945     SF       Single Family     Primary       1           Purchase           Standard
6759708511   MYERS              GA     31522     CO        Condominimum    Secondary      8          Refinance            Reduced
6760789989   TOOR               CA     94506     PD            PUD          Primary       8          Refinance            Reduced
6760830882   HEREDIA            CA     94404     CO        Condominimum     Primary       1           Purchase           Standard
6761695623   YOUNG              CA     94024     SF       Single Family     Primary       8          Refinance           Standard
6762334586   JAMISON            CA     93923     SF       Single Family    Secondary      8          Refinance           Standard
6762765235   BELLISSIMO         NV     89511     SF       Single Family     Primary       8          Refinance            Reduced
6762848346   BETHEA             SC     29440     PD            PUD         Secondary      8          Refinance            Reduced
6763957831   CHUNG-WIPFF        CA     94112     SF       Single Family     Primary       8          Refinance            Reduced
6764135981   TALASU             CA     95118     SF       Single Family     Primary       8          Refinance           Standard
6764521271   MOE                CA     92676     PD            PUD          Primary       8          Refinance           Standard
6764646268   SWANSON            CA     95070     SF       Single Family     Primary       8          Refinance        All Ready Home
6765535338   BASH               CA     94127     SF       Single Family     Primary       8          Refinance            Reduced
6769796316   LIANG              CA     92130     PD            PUD          Primary       1           Purchase            Reduced
6769907566   PHILLIPES          CA     94939     PD            PUD          Primary       8          Refinance            Reduced
6772367303   NAVARRO            NC     28209     SF       Single Family     Primary       8          Refinance           Standard
6772610140   CROSS              CA     94025     SF       Single Family     Primary       8          Refinance            Reduced
6773188310   GANESAN            CA     94536     PD            PUD          Primary       8          Refinance           Standard
6773753212   SHON               CA     94301     SF       Single Family     Primary       1           Purchase           Standard
6773911646   PARK               CA     94568     PD            PUD          Primary       8          Refinance           Standard
6775358358   OLES               CA     95008     SF       Single Family     Primary       1           Purchase            Reduced
6776883255   MAHAL              CA     95120     SF       Single Family     Primary       1           Purchase           Standard
6779152195   BISHR              CA     95014     PD            PUD          Primary       6      Cash-out Refinance      Standard
6779378964   FILIPPONE          FL     34113     PD            PUD          Primary       8          Refinance           Standard
6779434064   FEEHAN             MD     20812     SF       Single Family     Primary       1           Purchase           Standard
6780088933   TRESSER            CA     94549     CO        Condominimum     Primary       8          Refinance        All Ready Home
6780402340   FELGER             CA     91361     SF       Single Family     Primary       1           Purchase           Standard
6782094152   MCGEE              CO     80127     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6782473687   BROWNELL           NV     89109     CH      High-Rise Condo   Secondary      1           Purchase            Reduced
6782868829   MITCHELL           CA     92115     SF       Single Family     Primary       8          Refinance            Reduced
6785404689   WOLFORD            CA     95112     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6785927580   WARE               CA     94558     SF       Single Family     Primary       1           Purchase           Standard
6786939873   AUYEUNG            CA     95008     SF       Single Family     Primary       1           Purchase           Standard
6787161519   MADANI             CA     90720     SF       Single Family     Primary       8          Refinance            Reduced
6787475646   PATIL              CA     95117     PA            PUD          Primary       8          Refinance           Standard
6788567334   NETTLEMAN          CA     95070     SF       Single Family     Primary       8          Refinance            Reduced
6789549448   XIAO               CA     95129     SF       Single Family     Primary       8          Refinance           Standard
6789598031   DELLARATTA         MD     21015     PD            PUD          Primary       1           Purchase            Reduced
6789661623   SACHDEVA           CA     94583     PA            PUD          Primary       1           Purchase            Reduced
6789804827   PARK               CA     94568     PD            PUD          Primary       8          Refinance           Standard
6789976021   REED               CA     95959     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6790223983   REYNOLDS           CA     95073     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6790309899   WALSH              NV     89448     SF       Single Family    Secondary      8          Refinance            Reduced
6794254414   TAMM               CA     94002     SF       Single Family     Primary       1           Purchase            Reduced
6794274461   PLEASANTS SR       NC     28227     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6794670791   NEFF               CA     95138     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6794912920   NEE                CA     94587     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6795730453   OLSEN              MD     20854     SF       Single Family     Primary       1           Purchase            Reduced
6796338207   MILLERD            CA     92675     SF       Single Family     Primary       1           Purchase            Reduced
6797004212   ANDERSON           MO     63127     PD            PUD          Primary       1           Purchase            Reduced
6797794515   ROSS               CA     90266     CO        Condominimum     Primary       1           Purchase            Reduced
6800178367   WILLIAMS           CA     94132     SF       Single Family     Primary       1           Purchase           Standard
6800239003   POLITE             CA     94941     SF       Single Family     Primary       8          Refinance           Standard
6800956143   CAUGHRON           DC     20016     SF       Single Family     Primary       8          Refinance           Standard
6802204963   ECKMAN             CA     92835     SF       Single Family     Primary       8          Refinance            Reduced
6802918547   URNER              CA     92352     SF       Single Family    Secondary      1           Purchase           Standard
6805782726   HUGHES             CA     91602     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6806406358   KADAKIA            CA     95135     PD            PUD          Primary       1           Purchase            Reduced
6806750185   NOLASCO            CA     94015     2F         Two Family      Primary       6      Cash-out Refinance      Standard
6807265860   BAER               CA     94041     SF       Single Family     Primary       8          Refinance            Reduced
6808654047   AFAGHANI           CA     95135     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6809285585   RADHAKRISHNAN      CA     94087     SF       Single Family     Primary       8          Refinance           Standard
6810519071   TESTA              CA     94061     SF       Single Family     Primary       8          Refinance           Standard
6811991766   KUMAR              CA     94536     SF       Single Family     Primary       1           Purchase           Standard
6813227433   HWANG              CA     94303     SF       Single Family     Primary       8          Refinance            Reduced
6813450555   SHOU               CA     94303     CO        Condominimum     Primary       1           Purchase           Standard
6813856322   STEMM              CA     94110     CO        Condominimum     Primary       1           Purchase            Reduced
6814107444   TURNER             CA     90068     SF       Single Family     Primary       8          Refinance           Standard
6814689995   ROLLO              CA     94507     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6815661845   NGUYEN             VA     22039     PD            PUD          Primary       1           Purchase           Standard
6815737835   LEFFLER            SC     29455     PD            PUD         Secondary      6      Cash-out Refinance       Reduced
6816214461   DORRIS             CA     92673     PD            PUD          Primary       8          Refinance            Reduced
6816606039   MORALES            CA     95020     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6816973454   HUANG              CA     90210     SF       Single Family     Primary       8          Refinance            Reduced
6817035220   STANLEY            CA     90035     SF       Single Family     Primary       8          Refinance            Reduced
6817883892   KESSLER            CA     95123     PD            PUD          Primary       1           Purchase           Standard
6818806298   ARAKAKI            CA     94043     PA            PUD          Primary       8          Refinance           Standard
6819351781   KOZLOWICZ          NV     89135     PD            PUD          Primary       1           Purchase           Standard
6820224142   ALLEN              CA     94514     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6820557905   WALTON             WA     98004     SF       Single Family     Primary       1           Purchase            Reduced
6820708946   KALE               CA     94555     SF       Single Family     Primary       8          Refinance           Standard
6821399802   DAVI               CA     93940     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6821460760   PERRY              UT     84062     SF       Single Family     Primary       8          Refinance            Reduced
6821545230   YEAMAN             CA     94513     SF       Single Family     Primary       8          Refinance            Reduced
6824069477   REZZONICO          CA     90278     SF       Single Family     Primary       1           Purchase           Standard
6824133216   EBBS               CA     93442     SF       Single Family    Secondary      1           Purchase           Standard
6824352253   ISHIGAMI           CA     92677     PD            PUD          Primary       8          Refinance           Standard
6824653254   MICHAEL            CA     94127     PD            PUD          Primary       8          Refinance           Standard
6824834391   RIAZ               CA     95125     PU            PUD          Primary       8          Refinance            Reduced
6825220020   FANG               CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6825342543   MILLER             CA     90211     CO        Condominimum    Secondary      1           Purchase           Standard
6825423608   MCINARNAY          FL     32920     CO        Condominimum     Primary       1           Purchase            Reduced
6826254226   ROWLEY             CA     92116     SF       Single Family     Primary       8          Refinance        All Ready Home
6826661586   SUBRAMANIAN        CA     94539     SF       Single Family     Primary       8          Refinance            Reduced
6826881457   RAWAL              CA     92604     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6827366334   SAHIN              CA     95014     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6827919637   TUNG               CA     94564     PD            PUD          Primary       1           Purchase           Standard
6828658135   SIMS               CA     94552     PA            PUD          Primary       8          Refinance           Standard
6829702080   YAUGER             CA     95070     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6830693948   HABETS             CA     95014     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6830870389   ZHANG              CA     94087     SF       Single Family     Primary       1           Purchase            Reduced
6831737249   BHATTACHARYA       CA     94086     SF       Single Family     Primary       1           Purchase           Standard
6831774523   RAMACHANDRAN       CA     94539     SF       Single Family     Primary       8          Refinance            Reduced
6832182387   VICEROY            CA     92657     CO        Condominimum     Primary       8          Refinance            Reduced
6833322008   CASEY              FL     33062     SF       Single Family     Primary       8          Refinance        All Ready Home
6833698167   VARNEDOE           CA     94131     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6833927392   GAYNER             CA     90266     SF       Single Family     Primary       1           Purchase           Standard
6834704105   LIU                CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6835056869   RUIZ               CA     95134     CO        Condominimum     Primary       6      Cash-out Refinance      Standard
6835208270   KRAFT              CA     94025     CO        Condominimum     Primary       1           Purchase           Standard
6835863751   KHER               CA     95135     SF       Single Family     Primary       8          Refinance            Reduced
6836066008   RIDBERG            MD     20854     PD            PUD          Primary       1           Purchase            Reduced
6836875911   WONG               WA     98053     SF       Single Family     Primary       1           Purchase          Timesaver-1
6839339410   MOSBACHER          CA     94583     SF       Single Family     Primary       8          Refinance            Reduced
6840176140   ARENA              CA     94501     SF       Single Family     Primary       1           Purchase           Standard
6840547381   TUMMALA            CA     95129     SF       Single Family     Primary       8          Refinance           Standard
6840659400   KIM                CA     94568     PD            PUD          Primary       1           Purchase            Reduced
6841277723   JOHN               CA     94539     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6841511428   KLASSEN            CA     95472     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6841779504   ARONOVSKY          CA     95123     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6842035666   YARLAGADDA         CA     95148     SF       Single Family     Primary       1           Purchase            Reduced
6842662634   FENG               CA     94085     PD            PUD          Primary       8          Refinance            Reduced
6843448983   REPASS             MD     21666     SF       Single Family     Primary       1           Purchase           Standard
6844745932   RENNICK            CA     94024     SF       Single Family     Primary       8          Refinance           Standard
6844790342   FINNEY JR          CA     95005     SF       Single Family     Primary       1           Purchase            Reduced
6844885894   LANDRETH           CA     94025     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6845357539   CARRINGTON         VA     22101     SF       Single Family     Primary       1           Purchase            Reduced
6846598834   SINGSIGALLI        CA     95125     SF       Single Family     Primary       8          Refinance           Standard
6846626106   KHAZENI            CA     95120     PA            PUD          Primary       8          Refinance            Reduced
6846718275   SEABER III         CA     92679     PD            PUD          Primary       1           Purchase            Reduced
6848470982   UENAL              CA     95125     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6848489669   WU                 CA     95051     PA            PUD          Primary       1           Purchase            Reduced
6849470668   CORNISH            SC     29902     SF       Single Family    Secondary      8          Refinance            Reduced
6849919243   SHAW               DC     20016     SF       Single Family     Primary       1           Purchase           Standard
6850897619   KENT               CA     94550     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6851081981   MILLER             CA     94602     SF       Single Family     Primary       8          Refinance           Standard
6851354909   FUNK               CA     95125     SF       Single Family     Primary       1           Purchase            Reduced
6851700721   NGUYEN             CA     94587     SF       Single Family     Primary       1           Purchase           Standard
6851719069   WILSON             CA     92648     SF       Single Family     Primary       8          Refinance            Reduced
6853963814   BROWN              CA     94544     PD            PUD          Primary       6      Cash-out Refinance      Standard
6854376164   MC FADDEN          FL     33146     SF       Single Family     Primary       1           Purchase            Reduced
6854476949   SULLIVAN           CA     95051     SF       Single Family     Primary       1           Purchase            Reduced
6855429178   CISNEROS           CA     94536     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6858247296   DANG               CA     94086     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6859003714   CHEN               CA     95132     PA            PUD          Primary       1           Purchase           Standard
6859095579   HOYLE              MD     21093     SF       Single Family     Primary       8          Refinance            Reduced
6859356096   JOHNSON            CA     94010     SF       Single Family     Primary       1           Purchase            Reduced
6859900315   CHAU               CA     94022     SF       Single Family     Primary       8          Refinance            Reduced
6860103461   BERTOLUCCI         CA     92270     PD            PUD          Primary       1           Purchase           Standard
6860572186   STARMER            CA     94507     PD            PUD          Primary       8          Refinance           Standard
6860766770   ACKERMAN           CA     90046     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6861873393   LEDESMA            CA     94580     SF       Single Family     Primary       1           Purchase           Standard
6863729395   GEHRKE             CA     95014     SF       Single Family     Primary       1           Purchase            Reduced
6864926933   HARRIS             CA     94065     PD            PUD          Primary       8          Refinance            Reduced
6865333840   BREWER             CA     92660     SF       Single Family     Primary       1           Purchase            Reduced
6865858713   TSE                CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6866196709   HOLLOWAY           CA     90069     CH      High-Rise Condo    Primary       1           Purchase            Reduced
6866833970   ALEXANDER          CO     81435     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6867190461   CHOE               CA     90638     CO        Condominimum     Primary       1           Purchase            Reduced
6867777614   AL-AKHRAS          VA     20147     PD            PUD          Primary       1           Purchase           Standard
6868033660   RADFORD            CA     92679     PD            PUD          Primary       1           Purchase           Standard
6868991305   MELLACHERUVU       CA     95138     PA            PUD          Primary       8          Refinance            Reduced
6869348497   EKMAN              CA     94062     SF       Single Family     Primary       1           Purchase           Standard
6869708724   RICE               CO     80302     SF       Single Family     Primary       1           Purchase            Reduced
6870613863   PAPPU              CA     95135     CO        Condominimum     Primary       1           Purchase            Reduced
6872171175   QUIGLEY            CA     94583     PA            PUD          Primary       1           Purchase           Standard
6872866550   HUANG              CA     95070     SF       Single Family     Primary       8          Refinance           Standard
6872947368   SPELICH            WV     26105     SF       Single Family     Primary       1           Purchase           Standard
6873684747   GLOVER             CA     94538     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6873842816   WONG               CA     95070     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6874058958   NAGARAJAN          CA     95133     PD            PUD          Primary       8          Refinance            Reduced
6875245240   DUNCAN             VA     20171     PD            PUD          Primary       1           Purchase           Standard
6875816065   KHURANA            CA     94555     PA            PUD          Primary       8          Refinance           Standard
6876222396   ASHFORD            CA     92210     PD            PUD          Primary       1           Purchase           Standard
6876676427   TURNER             VA     20191     PD            PUD          Primary       1           Purchase           Standard
6876680767   BEATTIE            CA     94002     SF       Single Family     Primary       8          Refinance           Standard
6876876183   LIN                CA     94086     SF       Single Family     Primary       8          Refinance            Reduced
6876880334   PANDAPAS           CA     94619     PD            PUD          Primary       1           Purchase           Standard
6877145505   VARICH             CA     95129     SF       Single Family     Primary       1           Purchase            Reduced
6877406410   JOHNSON            CA     92118     CO        Condominimum    Investor       1           Purchase           Standard
6877758455   CAMEL              CA     95060     SF       Single Family     Primary       1           Purchase           Standard
6877767225   KIM                CA     92128     PD            PUD          Primary       1           Purchase            Reduced
6878130035   RAMAN              CA     94306     CO        Condominimum     Primary       8          Refinance        All Ready Home
6880382079   HENDRIX            CA     96143     SF       Single Family     Primary       1           Purchase           Standard
6880462921   BORGAONKAR         CA     95131     PA            PUD          Primary       8          Refinance            Reduced
6882474775   SRIDHAR            CA     95030     SF       Single Family     Primary       8          Refinance            Reduced
6883582790   SPELTS JR          SC     29401     SF       Single Family     Primary       8          Refinance           Standard
6884243897   KAO                CA     94303     SF       Single Family     Primary       8          Refinance            Reduced
6886988853   LASCUOLA           MO     64063     PD            PUD          Primary       8          Refinance           Standard
6887688551   BONFIGLIO          CA     96001     SF       Single Family    Secondary      1           Purchase           Standard
6888890289   BENJAMIN           CA     95118     PD            PUD          Primary       8          Refinance            Reduced
6889152598   RISHI              CA     94030     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6889453855   SILVA              CA     90266     SF       Single Family     Primary       1           Purchase            Reduced
6891447374   NORRIS             CA     94566     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6891902071   LIN                CA     95014     SF       Single Family     Primary       8          Refinance            Reduced
6892264240   MURRAY             CA     94108     3F        Three Family     Primary       1           Purchase           Standard
6892872943   BERKELEY           CA     94507     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6892887115   BUSHMAN            CA     94306     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6893007424   NILO               IL     60126     SF       Single Family     Primary       8          Refinance            Reduced
6895178868   APPARAO            CA     94301     CO        Condominimum     Primary       8          Refinance            Reduced
6895777784   TOTORA             CA     94127     SF       Single Family     Primary       1           Purchase           Standard
6896426837   GRESHAM            GA     30005     PD            PUD          Primary       1           Purchase            Reduced
6896606560   CHANG              CA     94539     SF       Single Family     Primary       1           Purchase            Reduced
6897616402   ARBASETTI          CA     94401     SF       Single Family     Primary       1           Purchase           Standard
6898251472   AMIOT              MD     21117     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6898897308   MALMBERG           CA     92075     CO        Condominimum     Primary       1           Purchase            Reduced
6899638990   LAI                CA     94022     SF       Single Family     Primary       8          Refinance            Reduced
6900177210   GOLDMAN            CA     94070     SF       Single Family     Primary       8          Refinance            Reduced
6900526697   XU                 CA     94555     SF       Single Family     Primary       8          Refinance            Reduced
6900646800   PALEY              CA     95126     SF       Single Family     Primary       8          Refinance            Reduced
6901832417   BURGESS            AZ     85258     PD            PUD          Primary       6      Cash-out Refinance      Standard
6902237350   COMBS              CA     92651     SF       Single Family     Primary       8          Refinance        All Ready Home
6902256178   SANDRIK            CA     92009     CO        Condominimum     Primary       1           Purchase            Reduced
6903086905   FARIS              CA     95020     SF       Single Family     Primary       1           Purchase           Standard
6904311104   REFUERZO           CA     94611     SF       Single Family     Primary       1           Purchase            Reduced
6905131188   HASKINS            CA     90254     SF       Single Family     Primary       1           Purchase           Standard
6905843170   LINN               CA     92648     SF       Single Family     Primary       1           Purchase           Standard
6906083891   HONG               CA     94587     SF       Single Family     Primary       8          Refinance            Reduced
6906685851   LIPETS             CA     95124     SF       Single Family     Primary       1           Purchase            Reduced
6907501149   LEVINE             CA     94063     SF       Single Family     Primary       1           Purchase            Reduced
6907828252   JAGADEESAN         CA     95148     SF       Single Family     Primary       8          Refinance            Reduced
6908239822   CHEN               CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6908593632   MCADAM             WA     98033     CH      High-Rise Condo    Primary       1           Purchase           Standard
6908599902   SLICK IV           CA     95138     PD            PUD          Primary       8          Refinance           Standard
6909935816   BARNETT            CA     93924     SF       Single Family     Primary       1           Purchase           Standard
6910740775   CHARLES JR         SC     29223     SF       Single Family     Primary       8          Refinance           Standard
6911626353   FATOOH             CA     94403     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6912342323   THOMAS             CA     95136     SF       Single Family     Primary       1           Purchase            Reduced
6913146491   YABES JR           CA     94550     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6913286792   HARDY              CA     94127     SF       Single Family     Primary       8          Refinance            Reduced
6913536055   POOLE              CA     94010     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6913594641   WONG               CA     94539     SF       Single Family     Primary       8          Refinance            Reduced
6915373309   OSSEIRAN           MD     20817     PD            PUD          Primary       1           Purchase           Standard
6915508565   KENNEDY            CA     95125     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6916149955   GOSSELIN           CA     91011     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6916714022   ADHIKARY           CA     95035     PD            PUD          Primary       8          Refinance            Reduced
6917889427   RENKO              FL     33019     SF       Single Family     Primary       1           Purchase           Standard
6918542447   NANYA              CA     94121     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6918755148   TRAN               CA     95136     PD            PUD          Primary       8          Refinance           Standard
6919394004   KHAN               CA     94583     PD            PUD          Primary       1           Purchase           Standard
6919787876   HUGHES             CA     95448     SF       Single Family    Secondary      1           Purchase            Reduced
6920378392   BRUCE              CA     94005     SF       Single Family     Primary       1           Purchase            Reduced
6921391196   SUGAR              FL     34145     SF       Single Family    Secondary      1           Purchase           Standard
6922192254   MISCHEL            AZ     85253     PD            PUD          Primary       6      Cash-out Refinance      Standard
6922373268   ARMANDO            CA     95008     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6923349622   ZHANG              CA     94804     PD            PUD          Primary       1           Purchase            Reduced
6923534496   GULATI             CA     95117     SF       Single Family     Primary       8          Refinance            Reduced
6924280099   PERRY              NC     27023     PD            PUD          Primary       8          Refinance            Reduced
6924722439   ZISKIND            NV     89117     SF       Single Family     Primary       1           Purchase            Reduced
6925309392   CALAMARI           SC     29577     SF       Single Family     Primary       8          Refinance            Reduced
6925406271   BASI               CA     94536     SF       Single Family     Primary       8          Refinance            Reduced
6925826791   SEN                CA     95131     PD            PUD          Primary       8          Refinance            Reduced
6926431724   FLEER              CA     94563     SF       Single Family     Primary       8          Refinance           Standard
6926942159   JEN                IL     60010     SF       Single Family     Primary       8          Refinance            Reduced
6928957254   BARBERINI          CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6930523490   DUNNE              CA     94010     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6931191511   DAVIS              CA     95119     SF       Single Family     Primary       8          Refinance            Reduced
6931442583   PETERSEN           CA     94404     PD            PUD          Primary       8          Refinance            Reduced
6933352087   LEVINE             FL     33156     SF       Single Family     Primary       8          Refinance           Standard
6933561554   BAXMAN             CA     94954     SF       Single Family     Primary       8          Refinance            Reduced
6933600303   HE                 CA     95135     PD            PUD          Primary       6      Cash-out Refinance      Standard
6935955788   OHYAMA             CA     94941     SF       Single Family     Primary       1           Purchase           Standard
6936467585   SALUNKHE           CA     94555     PA            PUD          Primary       8          Refinance            Reduced
6936492021   STEPHENS           CA     92264     SF       Single Family    Secondary      1           Purchase            Reduced
6937886635   LIU                CA     94539     2F         Two Family      Primary       1           Purchase           Standard
6938546337   HUNT JR            CA     94945     SF       Single Family     Primary       8          Refinance            Reduced
6939110562   VILLA              CA     94019     SF       Single Family     Primary       8          Refinance        All Ready Home
6939920002   BRECKINRIDGE       CO     81435     CO        Condominimum    Secondary      1           Purchase            Reduced
6940862383   IVERSEN            CO     80487     CO        Condominimum    Secondary      8          Refinance            Reduced
6941811959   BAUNOCH            CA     92679     SF       Single Family     Primary       1           Purchase           Standard
6944124236   JUBRAN             CA     92024     SF       Single Family     Primary       1           Purchase            Reduced
6944206827   MAYER              CA     90278     SF       Single Family     Primary       8          Refinance           Standard
6944207676   VARNAVA            CA     94085     SF       Single Family     Primary       8          Refinance           Standard
6946308852   ROGERS             CA     94675     SF       Single Family     Primary       8          Refinance            Reduced
6946691257   MCDOUGAL           CA     95120     SF       Single Family     Primary       8          Refinance           Standard
6946797005   SUDAN              CA     95138     SF       Single Family     Primary       8          Refinance           Standard
6947023708   HAKEWILL           CA     94903     SF       Single Family     Primary       1           Purchase            Reduced
6947556509   CHANG              CA     94066     SF       Single Family     Primary       8          Refinance            Reduced
6947824485   PHELPS             CO     80498     PD            PUD         Secondary      1           Purchase           Standard
6948327033   CARLSON            CA     94556     SF       Single Family     Primary       8          Refinance            Reduced
6948886665   WALDRON            VA     22031     SF       Single Family     Primary       8          Refinance           Standard
6948957953   OGUNTOKUN          IL     60015     CO        Condominimum     Primary       1           Purchase           Standard
6950219003   HUSSAIN            CA     94587     SF       Single Family     Primary       8          Refinance            Reduced
6951724548   TEMAN              CA     94563     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6951726295   FRANK              CA     92782     SF       Single Family     Primary       1           Purchase            Reduced
6952993928   BROWN              CO     80110     SF       Single Family     Primary       8          Refinance        All Ready Home
6953656375   CRAIG              MD     20815     SF       Single Family     Primary       1           Purchase            Reduced
6954299563   LIEBHABER          CA     94010     SF       Single Family     Primary       8          Refinance            Reduced
6954830151   CHOU               CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6955275976   MORROW             CA     91362     PD            PUD          Primary       1           Purchase            Reduced
6955690034   ARAPOV             CA     94402     SF       Single Family     Primary       8          Refinance           Standard
6956153016   LOOP               CA     95037     PD            PUD          Primary       8          Refinance           Standard
6956340514   NELSON             CA     95037     SF       Single Family     Primary       8          Refinance            Reduced
6956977562   KIM                CA     94583     PA            PUD          Primary       1           Purchase           Standard
6957434944   MORRIS             CA     90266     SF       Single Family     Primary       1           Purchase           Standard
6957449215   MAMMEN             CA     94065     PD            PUD          Primary       1           Purchase            Reduced
6958410422   SCHOLTZ            FL     34110     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6959145555   FULVIO             CA     95131     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6959794014   KLOKKENGA          CA     94566     SF       Single Family     Primary       1           Purchase            Reduced
6959836278   SOLIS              CO     80403     SF       Single Family     Primary       8          Refinance            Reduced
6960115456   JIN                CA     95138     PD            PUD          Primary       8          Refinance            Reduced
6961812994   COX                CA     91350     PD            PUD          Primary       1           Purchase            Reduced
6962082829   FLORES III         CA     94019     PA            PUD          Primary       1           Purchase            Reduced
6962312796   GORMLY             CA     92660     PU            PUD          Primary       8          Refinance            Reduced
6962625957   MUNRO              CA     92014     CO        Condominimum    Secondary      1           Purchase            Reduced
6963663296   LEE                CA     95129     SF       Single Family     Primary       8          Refinance            Reduced
6963791121   WILLIAMS           NC     28207     SF       Single Family     Primary       1           Purchase            Reduced
6964303256   GREEN              CA     94549     SF       Single Family     Primary       8          Refinance            Reduced
6964316399   SCHNEIDER          CA     94062     SF       Single Family     Primary       8          Refinance            Reduced
6964400235   EPSTEIN            MT     59752     SF       Single Family     Primary       8          Refinance            Reduced
6964445719   ANDERSON           CA     94024     SF       Single Family     Primary       8          Refinance           Standard
6964840885   ZIPEROVICH         CA     95131     SF       Single Family     Primary       1           Purchase            Reduced
6965863522   MAYER              GA     30305     CH      High-Rise Condo    Primary       1           Purchase           Standard
6965934513   CRAIG              CA     94014     CO        Condominimum     Primary       1           Purchase           Standard
6966369164   DELASHMET          GA     30339     PD            PUD          Primary       8          Refinance            Reduced
6966824523   GRECH              CA     92657     PD            PUD          Primary       6      Cash-out Refinance       Reduced
6967245538   LOCKE-ANDERSON     CA     90046     SF       Single Family     Primary       1           Purchase           Standard
6970060536   SHILMAN            CA     94132     CO        Condominimum     Primary       1           Purchase            Reduced
6970365117   CALDWELL           MA     01773     SF       Single Family     Primary       8          Refinance            Reduced
6971782740   SWEIFACH           NV     89109     CH      High-Rise Condo   Secondary      1           Purchase           Standard
6972872839   AILES              MD     20816     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6973090944   GELLER             CA     94402     PA            PUD          Primary       8          Refinance            Reduced
6974366327   MARAMONTE          CA     95124     SF       Single Family     Primary       8          Refinance            Reduced
6974433259   CARCAMO            CA     94107     CO        Condominimum     Primary       6      Cash-out Refinance      Standard
6974448034   SILVEIRA JR        CA     95135     SF       Single Family     Primary       1           Purchase           Standard
6975611754   TRABERT            AZ     85255     PA            PUD          Primary       6      Cash-out Refinance      Standard
6976454220   JUGAN              CA     92677     PD            PUD          Primary       8          Refinance           Standard
6976711546   SILVERMAN          CA     94022     SF       Single Family     Primary       8          Refinance            Reduced
6977967162   GAO                CA     95120     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6977977765   SANTAMARIA         CA     94080     SF       Single Family     Primary       8          Refinance            Reduced
6978189410   NGUYEN             CA     95008     SF       Single Family     Primary       8          Refinance            Reduced
6978453568   CHOU               CA     95014     PD            PUD          Primary       1           Purchase            Reduced
6978487947   DANG               CA     94066     SF       Single Family     Primary       8          Refinance            Reduced
6978964549   RICHARDSON         CA     91006     SF       Single Family     Primary       1           Purchase            Reduced
6979158430   SATO               CA     95014     SF       Single Family     Primary       1           Purchase            Reduced
6979317234   RENOLD             IL     60062     SF       Single Family     Primary       8          Refinance            Reduced
6981193573   LITVIN             CA     94583     PD            PUD          Primary       1           Purchase           Standard
6982179019   STOLARCZYK         IL     60525     SF       Single Family     Primary       8          Refinance            Reduced
6982393669   STRICKLAND         CA     92672     SF       Single Family     Primary       8          Refinance            Reduced
6985505822   HALLENGREN         CA     94558     SF       Single Family    Secondary      8          Refinance            Reduced
6985820965   LIN                CA     94539     SF       Single Family     Primary       1           Purchase           Standard
6986375712   SMITH-RAINEY       CA     94602     SF       Single Family     Primary       1           Purchase            Reduced
6986417035   BLOCK              CA     92037     SF       Single Family     Primary       1           Purchase            Reduced
6986826599   FULTON             CA     94117     CO        Condominimum     Primary       8          Refinance            Reduced
6986972997   LOC                CA     95014     SF       Single Family     Primary       1           Purchase           Standard
6987235170   CALCOTE            SC     29464     PD            PUD          Primary       1           Purchase           Standard
6988786734   LYNCH              CA     95124     SF       Single Family     Primary       1           Purchase            Reduced
6989733461   BETHEM             CA     95628     PD            PUD          Primary       8          Refinance            Reduced
6990431865   HARDY              CA     94552     PA            PUD          Primary       1           Purchase            Reduced
6990597079   CARINO JR          CA     94568     PD            PUD          Primary       1           Purchase            Reduced
6990722800   SMITH              CO     81620     SF       Single Family     Primary       8          Refinance            Reduced
6992081379   BERG               CA     94546     SF       Single Family     Primary       1           Purchase            Reduced
6992493236   HUFFMAN JR         CA     93003     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6992590718   VALDES             CA     95050     SF       Single Family     Primary       8          Refinance           Standard
6992940780   DONENBERG          IL     60015     SF       Single Family     Primary       1           Purchase            Reduced
6993915815   LEE                CA     95129     SF       Single Family     Primary       6      Cash-out Refinance      Standard
6994144613   SOLOVY             IL     60614     CO        Condominimum     Primary       8          Refinance           Standard
6994480280   DING               CA     95135     SF       Single Family     Primary       6      Cash-out Refinance       Reduced
6994964796   DEL PRINCIPE       CA     90277     CH      High-Rise Condo    Primary       1           Purchase           Standard
6998532532   WESSELY            CO     80487     SF       Single Family    Secondary      1           Purchase            Reduced
6999201236   BOOKSPAN           WA     98033     SF       Single Family     Primary       8          Refinance           Standard

Loan Count:                      1,545
Scheduled PB:           751,426,854.68
Interest Rate W/A                7,047
Terms to Maturity                  358



   LOAN                              INTEREST    1ST PAY   MATURITY   ORIG   ORIGINAL    CURRENT    CURRENT    REMAINING
  NUMBER     ORIG. LTV   CURR. LTV     RATE       DATE       DATE     TERM      PB        P & I     DUE DATE     TERM
  ------     ---------   ---------   --------    -------   --------   ----   --------    ------     --------   ---------
5000110576     41.70       41.60      07.125    20010501   20310401   360    1,000,000   6,737.19   20010501      359
6000945896     62.00       61.90      06.625    20010501   20310401   360      490,000   3,137.53   20010601      359
6001352803     80.00       79.80      07.125    20010401   20310301   360      624,000   4,204.01   20010601      358
6001433421     80.00       80.00      07.125    20010501   20310401   360      540,000   3,638.08   20010501      359
6002752803     57.80       57.80      06.250    20010501   20310401   360      296,000   1,822.53   20010501      359
6002860606     80.00       80.00      07.125    20010501   20310401   360      336,000   2,263.70   20010501      359
6004266646     60.10       60.00      06.750    20010401   20310301   360      475,000   3,080.85   20010601      358
6005825572     80.00       79.90      07.250    20010501   20310401   360      448,000   3,056.15   20010601      359
6008301456     80.00       80.00      06.125    20010501   20310401   360      340,000   2,065.88   20010501      359
6009438810     75.00       74.90      07.250    20010401   20310301   360      450,750   3,074.91   20010501      358
6009810448     65.30       65.20      07.250    20010501   20310401   360      395,000   2,694.60   20010501      359
6012109465     43.10       43.00      06.625    20010401   20310301   360      347,500   2,225.09   20010501      358
6012386899     75.00       74.90      07.500    20010401   20310301   360      375,000   2,622.06   20010501      358
6012762974     75.90       75.90      07.000    20010501   20310401   360      315,000   2,095.71   20010501      359
6012928468     80.00       79.90      07.250    20010401   20310301   360      420,000   2,865.15   20010501      358
6013351660     49.80       49.80      06.875    20010501   20310401   360      573,000   3,764.21   20010501      359
6013515967     70.00       70.00      07.375    20010501   20310401   360      505,400   3,490.68   20010501      359
6013602575     50.60       50.50      07.500    20010401   20310301   360      962,000   6,726.45   20010501      358
6014704966     62.50       62.40      06.750    20010501   20310401   360      600,000   3,891.59   20010601      359
6014814203     65.60       65.60      07.125    20010501   20310401   360      410,000   2,762.25   20010501      359
6014833005     80.00       79.90      07.250    20010401   20310301   360      468,000   3,192.59   20010501      358
6015919324     75.00       74.90      07.125    20010501   20310401   360      356,250   2,400.13   20010601      359
6016003623     50.90       50.80      07.500    20010501   20310401   360      467,500   3,268.83   20010501      359
6018070422     80.00       79.90      07.125    20010401   20310301   360      473,350   3,189.05   20010501      358
6018165321     66.70       66.60      07.250    20010501   20310401   360      300,000   2,046.53   20010501      359
6019362166     69.80       69.80      07.125    20010501   20310401   360      523,700   3,528.27   20010501      359
6019399002     76.40       76.40      07.000    20010501   20310401   360      570,000   3,792.23   20010501      359
6019515912     80.00       80.00      06.750    20010501   20310401   360      481,200   3,121.06   20010501      359
6020170475     33.00       33.00      07.000    20010401   20310301   360      570,000   3,792.23   20010501      358
6020796923     80.00       80.00      06.625    20010501   20310401   360      559,200   3,580.62   20010501      359
6021640724     32.80       32.70      06.750    20010501   20310401   360      500,000   3,243.00   20010501      359
6021749012     70.00       70.00      07.000    20010501   20310401   360      577,500   3,842.13   20010501      359
6021844730     70.90       70.90      07.375    20010501   20310401   360      500,000   3,453.38   20010501      359
6021876310     59.90       59.80      07.125    20010501   20310401   360      389,100   2,621.44   20010501      359
6023199687     80.00       80.00      07.250    20010501   20310401   360      348,800   2,379.44   20010501      359
6023293811     80.00       80.00      07.125    20010501   20310401   360      372,000   2,506.24   20010501      359
6023364000     73.70       73.70      07.250    20010501   20310401   360      380,000   2,592.27   20010501      359
6023651679     66.50       66.30      06.875    20010401   20310301   360      412,000   2,706.55   20010601      358
6023953513     76.30       76.20      07.125    20010501   20310401   360      389,000   2,620.77   20010501      359
6025581437     80.00       80.00      07.500    20010501   20310401   360      540,000   3,775.76   20010501      359
6025592384     65.50       65.40      07.000    20010401   20310301   360      334,000   2,222.12   20010501      358
6025681146     89.90       89.80      07.125    20010401   20310301   360      494,400   3,330.87   20010501      358
6025915361     80.00       80.00      07.000    20010501   20310401   360      420,000   2,794.28   20010501      359
6026610466     80.00       79.90      07.250    20010401   20310301   360      393,600   2,685.05   20010501      358
6026929940     67.30       67.20      07.000    20010501   20310401   360      370,000   2,461.62   20010501      359
6027033858     71.80       71.60      06.875    20010401   20310301   360      301,500   1,980.65   20010601      358
6027793097     66.70       66.60      07.375    20010401   20310301   360      310,000   2,141.10   20010501      358
6028372552     79.60       79.60      06.875    20010501   20310401   360      318,500   2,092.32   20010501      359
6029011589     79.40       79.30      06.375    20010501   20310401   360      375,000   2,339.52   20010501      359
6030197369     69.40       69.40      06.875    20010501   20310401   360      437,500   2,874.07   20010501      359
6030589805     59.10       59.10      07.250    20010501   20310401   360      337,000   2,298.94   20010501      359
6031032722     80.00       79.90      07.375    20010401   20310301   360      596,930   4,122.85   20010501      358
6031055921     78.30       78.20      07.000    20010401   20310301   360      650,000   4,324.47   20010501      358
6031157149     60.80       60.80      06.750    20010501   20310401   360      775,400   5,029.23   20010501      359
6031298000     47.20       47.20      07.375    20010501   20310401   360      496,000   3,425.75   20010501      359
6034011582     33.10       33.10      07.250    20010501   20310401   360      960,000   6,548.90   20010501      359
6034204187     66.10       66.00      07.000    20010501   20310401   360      684,000   4,550.67   20010501      359
6034541042     79.20       79.10      07.250    20010501   20310401   360      396,000   2,701.42   20010601      359
6036234711     80.00       80.00      07.250    20010501   20310401   360      356,000   2,428.55   20010501      359
6036455407     76.90       76.90      07.250    20010601   20310501   360      500,000   3,410.89   20010601      360
6036624135     61.50       61.50      07.250    20010501   20310401   360      400,000   2,728.71   20010501      359
6036673595     45.00       44.90      07.375    20010501   20310401   360      371,000   2,562.41   20010501      359
6036869201     79.00       78.90      07.250    20010501   20310401   360      308,200   2,102.47   20010601      359
6036903695     80.00       79.90      07.125    20010401   20310301   360      421,860   2,842.15   20010501      358
6037163497     80.00       80.00      06.750    20010501   20310401   360      513,200   3,328.61   20010501      359
6037734461     66.10       66.10      07.250    20010501   20310401   360      400,000   2,728.71   20010501      359
6040630003     68.90       68.90      07.125    20010501   20310401   360      355,000   2,391.71   20010501      359
6040981034     80.00       80.00      07.250    20010501   20310401   360      400,800   2,734.17   20010501      359
6041720100     75.50       75.40      07.000    20010501   20310401   360      419,000   2,787.62   20010601      359
6041860765     70.40       70.40      07.125    20010501   20310401   360      500,000   3,368.60   20010501      359
6041892602     80.00       79.90      06.875    20010401   20310301   360      396,000   2,601.44   20010501      358
6042492402     79.10       79.10      07.000    20010501   20310401   360      530,000   3,526.11   20010501      359
6042612454     60.50       60.40      06.875    20010401   20310301   360      514,340   3,378.85   20010501      358
6042774841     80.00       79.80      07.250    20010401   20310301   360      540,000   3,683.76   20010501      358
6042950870     74.30       74.20      07.125    20010401   20310301   360      472,000   3,179.96   20010501      358
6044508569     75.60       75.50      07.125    20010401   20310301   360      650,000   4,379.18   20010501      358
6044513338     71.90       71.90      07.375    20010501   20310401   360      410,000   2,831.77   20010501      359
6045431506     80.00       80.00      07.500    20010501   20310401   360      612,000   4,279.20   20010501      359
6045584460     77.00       76.90      07.375    20010401   20310301   360      527,500   3,643.32   20010501      358
6045637458     51.20       51.20      07.000    20010501   20310401   360      466,100   3,100.98   20010501      359
6046079767     80.00       80.00      07.375    20010501   20310401   360      331,200   2,287.52   20010501      359
6046746696     80.00       79.90      06.875    20010401   20310301   360      618,566   4,063.54   20010501      358
6047175861     39.30       39.20      06.875    20010501   20310401   360      550,000   3,613.11   20010501      359
6047593956     80.00       79.90      07.375    20010401   20310301   360      540,800   3,735.18   20010501      358
6048381989     28.10       28.00      07.000    20010501   20310401   360      365,000   2,428.36   20010501      359
6048592551     58.50       58.40      06.625    20010501   20310401   360      444,500   2,846.19   20010501      359
6049260984     80.00       80.00      07.250    20010501   20310401   360      568,000   3,874.77   20010501      359
6049905844     80.00       80.00      07.000    20010501   20310401   360      345,129   2,296.16   20010501      359
6050247102     25.20       25.10      06.750    20010501   20310401   360      403,000   2,613.86   20010501      359
6050423406     62.10       62.10      07.125    20010501   20310401   360      323,000   2,176.12   20010501      359
6050660569     75.00       75.00      06.875    20010501   20310401   360      361,500   2,374.80   20010501      359
6050791919     59.30       59.20      06.875    20010401   20310301   360      335,000   2,200.72   20010501      358
6051744206     28.00       27.90      06.875    20010401   20310301   360      350,000   2,299.26   20010501      358
6052008734     64.90       64.80      07.000    20010401   20310301   360      334,000   2,222.12   20010501      358
6053342785     30.00       29.90      07.125    20010401   20310301   360      689,000   4,641.93   20010501      358
6054446155     73.30       73.20      07.125    20010501   20310401   360      318,750   2,147.48   20010501      359
6055264664     57.90       57.80      06.625    20010401   20310301   360      840,000   5,378.62   20010501      358
6056509190     70.00       69.90      07.000    20010501   20310401   360      555,000   3,692.43   20010501      359
6056804948     80.00       80.00      07.250    20010501   20310401   360      600,000   4,093.06   20010501      359
6057444454     76.50       76.40      07.000    20010401   20310301   360      650,000   4,324.47   20010501      358
6057458496     67.80       67.70      07.000    20010501   20310401   360      502,000   3,339.82   20010601      359
6058722544     80.00       80.00      07.375    20010501   20310401   360      384,000   2,652.20   20010501      359
6060676084     75.00       75.00      07.375    20010501   20310401   360      345,000   2,382.83   20010501      359
6061371768     43.50       43.40      06.625    20010501   20310401   360      500,000   3,201.56   20010501      359
6061796881     80.00       80.00      07.250    20010501   20310401   360      480,000   3,274.45   20010501      359
6062101263     76.70       76.60      07.000    20010401   20310301   360      460,000   3,060.40   20010501      358
6062108375     62.10       62.10      06.875    20010501   20310401   360      550,000   3,613.11   20010501      359
6062469926     79.40       79.30      06.875    20010401   20310301   360      556,000   3,652.53   20010501      358
6062948010     80.00       80.00      07.250    20010501   20310401   360      520,000   3,547.32   20010501      359
6063369182     58.20       58.10      06.750    20010401   20310301   360      320,000   2,075.52   20010501      358
6064065458     95.00       95.00      07.250    20010501   20310401   360      397,100   2,708.93   20010501      359
6065178557     70.80       70.70      06.875    20010401   20310301   360      369,000   2,424.07   20010501      358
6065367200     80.00       79.90      06.875    20010401   20310301   360      308,000   2,023.35   20010501      358
6066422863     44.40       44.40      06.875    20010401   20310301   360      400,000   2,627.72   20010501      358
6066988103     52.30       52.20      07.250    20010401   20310301   360      390,000   2,660.49   20010501      358
6067875002     79.80       79.80      07.375    20010501   20310401   360      416,700   2,878.05   20010501      359
6069522990     74.90       74.80      06.875    20010501   20310401   360      458,200   3,010.05   20010501      359
6070021578     62.50       62.40      07.125    20010401   20310301   360      600,000   4,042.32   20010501      358
6070144388     95.00       95.00      07.375    20010501   20310401   360      317,300   2,191.52   20010501      359
6070818429     95.00       94.90      07.125    20010401   20310301   360      420,850   2,835.35   20010501      358
6071148024     49.30       49.10      07.125    20010401   20310301   360      985,000   6,636.13   20010601      358
6071620519     52.40       52.40      07.000    20010501   20310401   360      629,300   4,186.75   20010501      359
6072864595     73.90       73.90      07.250    20010501   20310401   360      351,250   2,396.15   20010501      359
6072982611     79.10       78.90      07.125    20010401   20310301   360      555,000   3,739.14   20010601      358
6073534098     80.00       79.90      06.625    20010401   20310301   360      500,000   3,201.56   20010501      358
6073845353     74.20       74.10      07.375    20010501   20310401   360      764,000   5,276.76   20010501      359
6076323622     78.10       78.10      06.250    20010501   20310401   360      350,000   2,155.02   20010501      359
6076642765     48.80       48.70      07.250    20010401   20310301   360      316,800   2,161.14   20010501      358
6076905279     62.10       62.00      07.000    20010501   20310401   360      500,000   3,326.52   20010601      359
6077642343     53.80       53.70      07.250    20010401   20310301   360      390,000   2,660.49   20010501      358
6078103337     59.00       58.90      06.625    20010401   20310301   360      525,000   3,361.64   20010501      358
6078397137     75.00       74.90      07.250    20010401   20310301   360      390,000   2,660.49   20010501      358
6079222482     71.20       71.10      07.375    20010501   20310401   360      790,000   5,456.34   20010501      359
6079334725     79.70       79.60      07.375    20010401   20310301   360      388,000   2,679.82   20010501      358
6080194795     63.00       63.00      07.250    20010501   20310401   360      556,000   3,792.91   20010501      359
6080369702     80.00       79.90      07.375    20010401   20310301   360      480,000   3,315.25   20010501      358
6080371237     66.20       66.20      06.750    20010501   20310401   360    1,000,000   6,485.99   20010501      359
6080836395     80.00       79.80      07.000    20010401   20310301   360      636,000   4,231.33   20010601      358
6080947440     53.80       53.70      06.875    20010401   20310301   360      344,000   2,259.84   20010501      358
6081031046     80.00       79.90      06.750    20010401   20310301   360      497,734   3,228.30   20010501      358
6081078617     79.80       79.70      07.250    20010401   20310301   360      750,000   5,116.33   20010501      358
6082841302     74.10       73.90      07.250    20010401   20310301   360      650,000   4,434.15   20010501      358
6083226792     80.00       80.00      06.875    20010501   20310401   360      384,000   2,522.61   20010501      359
6083282498     79.60       79.60      07.125    20010501   20310401   360      430,000   2,896.99   20010501      359
6083731296     80.00       80.00      07.000    20010501   20310401   360      428,000   2,847.50   20010501      359
6084910329     37.10       37.10      07.125    20010501   20310401   360      668,000   4,500.44   20010501      359
6085053277     80.00       79.90      07.250    20010401   20310301   360      311,200   2,122.94   20010501      358
6088099780     80.00       80.00      07.375    20010501   20310401   360      564,000   3,895.41   20010501      359
6089573668     79.20       79.00      06.875    20010501   20310401   360      300,000   1,970.79   20010601      359
6090220382     80.00       80.00      06.875    20010501   20310401   360      380,000   2,496.33   20010501      359
6090649754     76.50       76.40      06.625    20010501   20310401   360      650,000   4,162.03   20010501      359
6091136553     80.00       80.00      07.375    20010501   20310401   360      356,000   2,458.81   20010501      359
6091786233     75.00       74.80      07.000    20010401   20310301   360      393,750   2,619.63   20010601      358
6091878543     80.00       80.00      06.875    20010501   20310401   360      400,000   2,627.72   20010501      359
6092509881     41.30       41.30      07.375    20010501   20310401   360      475,000   3,280.71   20010501      359
6093236476     42.90       42.90      07.000    20010501   20310401   360      380,000   2,528.15   20010501      359
6093372792     64.40       64.30      07.250    20010501   20310401   360      557,000   3,799.73   20010501      359
6093598537     55.10       55.00      07.375    20010501   20310401   360      325,000   2,244.70   20010501      359
6093651708     80.00       79.90      07.125    20010501   20310401   360      324,000   2,182.85   20010601      359
6094276653     80.00       80.00      07.125    20010501   20310401   360      312,000   2,102.01   20010501      359
6094791081     93.00       92.90      07.125    20010401   20310301   360      400,000   2,694.88   20010501      358
6097180324     80.00       80.00      06.750    20010601   20310501   360      359,200   2,329.77   20010601      360
6099368406     65.70       65.60      07.250    20010501   20310401   360      337,000   2,298.94   20010501      359
6099728310     63.20       63.10      06.875    20010501   20310401   360      300,000   1,970.79   20010501      359
6099790575     77.70       77.70      07.125    20010501   20310401   360      650,000   4,379.18   20010501      359
6100245965     95.00       94.90      07.000    20010401   20310301   360      331,550   2,205.82   20010501      358
6100999363     80.00       80.00      07.375    20010501   20310401   360      808,000   5,580.66   20010501      359
6101331384     10.30       10.20      07.250    20010501   20310401   360      685,000   4,672.91   20010601      359
6101760038     80.00       79.90      06.875    20010501   20310401   360      354,664   2,329.89   20010601      359
6101841572     79.60       79.50      06.875    20010501   20310401   360      355,206   2,333.46   20010501      359
6102106744     89.80       89.70      07.500    20010501   20310401   360      351,000   2,454.25   20010501      359
6103878820     74.70       72.90      06.875    20010401   20310301   360      608,750   3,999.06   20010601      358
6105561622     58.10       58.00      06.875    20010501   20310401   360      450,000   2,956.18   20010501      359
6105712217     78.90       78.90      07.125    20010501   20310401   360      584,000   3,934.52   20010501      359
6106461574     69.00       68.90      07.250    20010401   20310301   360    1,000,000   6,821.77   20010401      358
6107207596     70.30       70.20      07.000    20010401   20310301   360      580,000   3,858.76   20010501      358
6108566230     79.40       79.30      07.125    20010501   20310401   360      650,000   4,379.18   20010501      359
6108650166     80.00       80.00      07.125    20010501   20310401   360      504,000   3,395.55   20010501      359
6108993905     63.80       63.80      06.875    20010501   20310401   360      402,000   2,640.86   20010501      359
6109209798     63.20       63.20      06.875    20010501   20310401   360      395,000   2,594.87   20010501      359
6109233343     71.40       71.40      07.375    20010501   20310401   360    1,000,000   6,906.76   20010501      359
6109575248     80.00       79.90      07.375    20010501   20310401   360      476,800   3,293.14   20010501      359
6109743978     76.60       76.50      07.125    20010501   20310401   360      540,000   3,638.08   20010501      359
6110496905     67.90       67.70      07.000    20010401   20310301   360      346,100   2,302.62   20010601      358
6111014756     80.00       80.00      06.625    20010501   20310401   360      335,200   2,146.33   20010501      359
6111054539     64.10       64.10      07.000    20010501   20310401   360      500,000   3,326.52   20010501      359
6111168701     63.40       63.40      07.000    20010501   20310401   360      380,000   2,528.15   20010501      359
6112221699     16.20       16.20      07.250    20010501   20310401   360      892,000   6,085.02   20010501      359
6112948671     95.00       95.00      07.500    20010601   20310501   360      346,750   2,424.53   20010601      360
6112952764     47.40       47.30      07.500    20010501   20310401   360      545,000   3,810.72   20010501      359
6113001199     73.60       73.50      07.125    20010401   20310301   360      488,000   3,287.75   20010501      358
6113423781     73.70       73.60      07.000    20010501   20310401   360      453,000   3,013.83   20010501      359
6114770008     80.00       80.00      07.125    20010501   20310401   360      312,000   2,102.01   20010501      359
6114911123     55.30       55.20      07.250    20010401   20310301   360      326,400   2,226.63   20010601      358
6116985216     58.70       58.60      07.000    20010401   20310301   360      534,000   3,552.72   20010501      358
6118682431     80.00       79.90      07.000    20010401   20310301   360      628,000   4,178.10   20010501      358
6119148705     80.00       80.00      06.875    20010501   20310401   360      367,200   2,412.25   20010501      359
6120723330     67.60       67.60      07.125    20010501   20310401   360      743,950   5,012.13   20010501      359
6123087030     75.00       74.90      07.375    20010401   20310301   360      463,800   3,203.36   20010501      358
6123831262     80.00       80.00      06.875    20010501   20310401   360      452,000   2,969.32   20010501      359
6124001089     35.50       35.40      07.375    20010501   20310401   360      532,000   3,674.40   20010501      359
6124019206     50.50       50.50      07.250    20010501   20310401   360      454,500   3,100.50   20010501      359
6124459550     80.00       80.00      06.875    20010501   20310401   360      530,000   3,481.73   20010501      359
6125214335     73.80       73.80      07.375    20010501   20310401   360      480,000   3,315.25   20010501      359
6125755287     80.00       80.00      06.875    20010501   20310401   360      368,000   2,417.50   20010501      359
6125756798     79.00       78.90      07.375    20010501   20310401   360      479,250   3,310.07   20010501      359
6126016317     90.00       89.90      07.375    20010401   20310301   360      344,700   2,380.76   20010501      358
6126732863     74.10       74.00      07.250    20010501   20310401   360    1,000,000   6,821.77   20010501      359
6127468673     80.00       79.90      06.500    20010501   20310401   360      500,000   3,160.34   20010601      359
6128256895     64.30       64.30      07.000    20010501   20310401   360      415,000   2,761.01   20010501      359
6129417520     62.90       62.90      07.375    20010501   20310401   360      475,000   3,280.71   20010501      359
6129611460     95.00       94.90      07.375    20010401   20310301   360      391,400   2,703.31   20010501      358
6129685571     80.00       80.00      07.000    20010501   20310401   360      436,000   2,900.72   20010501      359
6129885841     54.50       54.50      06.750    20010501   20310401   360      300,000   1,945.80   20010501      359
6130588236     80.00       80.00      07.250    20010501   20310401   360      686,800   4,685.19   20010501      359
6131062256     26.90       26.90      06.875    20010501   20310401   360      700,000   4,598.51   20010501      359
6133238342     61.90       61.80      06.875    20010401   20310301   360      650,000   4,270.04   20010501      358
6133379328     56.40       56.40      07.875    20010501   20310401   360      381,000   2,762.52   20010501      359
6133540960     61.70       61.70      07.125    20010501   20310401   360      482,000   3,247.33   20010501      359
6134306783     48.00       48.00      06.875    20010501   20310401   360      600,000   3,941.58   20010501      359
6135141551     57.80       57.70      07.250    20010501   20310401   360      512,000   3,492.75   20010501      359
6135490289     68.60       68.50      07.000    20010501   20310401   360      300,000   1,995.91   20010501      359
6135724042     55.70       55.70      07.375    20010501   20310401   360    1,000,000   6,906.76   20010501      359
6135920947     78.20       78.00      06.875    20010401   20310301   360      402,500   2,644.14   20010501      358
6136099154     80.00       79.90      07.000    20010501   20310401   360      460,000   3,060.40   20010601      359
6136266522     54.20       54.00      07.250    20010401   20310301   360      650,000   4,434.15   20010601      358
6136416440     80.00       80.00      07.125    20010501   20310401   360      581,600   3,918.35   20010501      359
6136620082     73.10       72.90      07.250    20010501   20310401   360      431,000   2,940.18   20010601      359
6136685077     80.00       79.90      07.125    20010501   20310401   360      479,800   3,232.51   20010501      359
6136938716     80.00       79.90      07.375    20010501   20310401   360      460,000   3,177.11   20010601      359
6137085798     78.20       78.10      06.750    20010501   20310401   360      340,000   2,205.24   20010501      359
6137216997     74.30       74.10      07.125    20010401   20310301   360      649,999   4,379.17   20010601      358
6137441413     75.00       75.00      07.125    20010501   20310401   360      446,250   3,006.47   20010501      359
6138054363     52.40       52.20      06.250    20010401   20310301   360      330,000   2,031.87   20010601      358
6139019993     61.50       61.40      07.375    20010401   20310301   360      800,000   5,525.41   20010501      358
6139922055     75.00       75.00      06.500    20010501   20310401   360      806,250   5,096.05   20010501      359
6139987215     54.30       54.20      06.875    20010401   20310301   360      516,000   3,389.76   20010501      358
6140103323     73.60       73.50      07.000    20010401   20310301   360      346,000   2,301.95   20010501      358
6140698538     80.00       79.90      07.125    20010401   20310301   360      456,000   3,072.16   20010501      358
6140863991     26.30       26.30      06.875    20010501   20310401   360      474,000   3,113.85   20010501      359
6140918670     69.90       69.80      06.875    20010401   20310301   360      685,000   4,499.97   20010501      358
6140924330     90.00       90.00      07.500    20010501   20310401   360      414,000   2,894.75   20010501      359
6142188504     79.30       79.20      06.875    20010501   20310401   360      436,000   2,864.21   20010501      359
6142287405     40.60       40.60      07.000    20010501   20310401   360      424,273   2,822.70   20010501      359
6142312351     80.00       79.90      07.375    20010401   20310301   360      544,800   3,762.80   20010501      358
6144840409     68.20       68.10      06.875    20010501   20310401   360      321,000   2,108.75   20010501      359
6146608259     61.30       61.30      07.125    20010501   20310401   360      398,538   2,685.03   20010501      359
6147319450     80.00       79.80      07.375    20010401   20310301   360      408,000   2,817.96   20010601      358
6148063685     70.90       70.80      07.375    20010501   20310401   360      475,000   3,280.71   20010501      359
6148237297     75.00       75.00      07.000    20010501   20310401   360      375,000   2,494.89   20010501      359
6148427252     80.00       80.00      07.250    20010501   20310401   360      298,400   2,035.62   20010501      359
6150813423     52.00       52.00      07.125    20010501   20310401   360      325,000   2,189.59   20010501      359
6152553373     55.00       54.90      07.250    20010501   20310401   360      338,100   2,306.44   20010501      359
6152680929     80.00       79.90      06.875    20010401   20310301   360      503,990   3,310.86   20010501      358
6152864457     68.60       68.50      07.250    20010401   20310301   360      630,000   4,297.72   20010501      358
6153797904     80.00       80.00      07.125    20010501   20310401   360      320,000   2,155.90   20010501      359
6153836801     80.00       80.00      07.250    20010501   20310401   360      496,000   3,383.60   20010501      359
6155122259     74.20       74.10      07.625    20010501   20310401   360      735,000   5,202.29   20010601      359
6155265793     79.90       79.90      07.125    20010501   20310401   360      458,000   3,085.64   20010501      359
6155597906     80.00       80.00      06.625    20010501   20310401   360      319,200   2,043.88   20010501      359
6156210830     69.30       69.20      06.875    20010401   20310301   360      402,000   2,640.86   20010501      358
6156282367     80.00       79.90      06.875    20010401   20310301   360      356,000   2,338.67   20010501      358
6156380559     76.20       76.10      06.875    20010501   20160401   180      735,000   6,555.13   20010501      179
6156517705     76.70       76.60      06.250    20010501   20310401   360      325,000   2,001.09   20010501      359
6156725647     67.20       67.20      07.375    20010501   20310401   360      975,000   6,734.09   20010501      359
6157019867     79.90       79.80      06.625    20010501   20310401   360      417,000   2,670.10   20010501      359
6157330645     25.10       25.00      07.000    20010401   20310301   360      400,000   2,661.21   20010501      358
6157414241     65.70       65.60      06.750    20010501   20310401   360      394,000   2,555.48   20010501      359
6157698603     52.80       52.80      07.000    20010501   20310401   360      338,000   2,248.73   20010501      359
6158208808     79.90       79.90      07.125    20010501   20310401   360      721,000   4,857.52   20010501      359
6158213667     80.00       80.00      07.250    20010601   20310501   360      372,000   2,537.70   20010601      360
6159212437     80.00       79.90      06.000    20010501   20310401   360      422,950   2,535.80   20010501      359
6160611700     69.60       69.60      07.125    20010501   20310401   360      355,000   2,391.71   20010501      359
6161075608     80.00       79.90      06.875    20010401   20310301   360      520,000   3,416.03   20010501      358
6161100893     69.90       69.80      06.625    20010501   20310401   360      650,000   4,162.03   20010501      359
6161718942     73.20       73.00      07.250    20010401   20310301   360      344,000   2,346.69   20010601      358
6162283268     70.90       70.80      07.000    20010401   20310301   360      650,000   4,324.47   20010501      358
6162779646     25.80       25.80      07.000    20010501   20310401   360      400,000   2,661.21   20010501      359
6164366764     80.00       80.00      06.875    20010501   20310401   360      479,200   3,148.01   20010501      359
6168326665     79.60       79.50      06.750    20010501   20310401   360      650,000   4,215.89   20010501      359
6169011787     78.40       78.30      06.625    20010501   20310401   360      502,000   3,214.37   20010601      359
6170905720     69.40       69.30      07.000    20010401   20310301   360      600,000   3,991.82   20010501      358
6170947045     80.00       79.90      06.625    20010401   20310301   360      480,000   3,073.50   20010501      358
6171085100     80.00       80.00      06.750    20010501   20310401   360      304,000   1,971.74   20010501      359
6171999045     80.00       79.90      07.500    20010401   20310301   360      488,000   3,412.17   20010501      358
6172137686     76.50       75.90      06.750    20010401   20310301   360      650,000   4,215.89   20010601      358
6172193473     77.20       77.20      07.125    20010501   20310401   360      359,000   2,418.65   20010501      359
6172712371     87.90       87.90      07.125    20010501   20310401   360      400,000   2,694.88   20010501      359
6172826502     32.10       32.00      07.125    20010501   20310401   360      364,000   2,452.34   20010501      359
6172891043     70.00       69.90      06.875    20010401   20310301   360      535,500   3,517.86   20010501      358
6173482875     69.00       69.00      07.125    20010501   20310401   360      383,000   2,580.35   20010501      359
6173523082     80.00       79.90      07.375    20010501   20310401   360      396,000   2,735.08   20010601      359
6174227196     80.00       80.00      07.250    20010501   20310401   360      711,200   4,851.64   20010501      359
6174464476     51.30       51.20      07.375    20010401   20310301   360    1,000,000   6,906.76   20010501      358
6174751666     49.20       49.10      07.125    20010501   20310401   360      300,000   2,021.16   20010501      359
6175240495     75.20       75.10      07.375    20010401   20310301   360      474,000   3,273.80   20010501      358
6175282968     75.00       75.00      07.375    20010501   20310401   360      975,000   6,734.09   20010501      359
6175640025     67.80       67.70      07.000    20010501   20310401   360      610,000   4,058.35   20010501      359
6175890646     79.30       79.20      07.375    20010401   20310301   360      480,000   3,315.25   20010501      358
6176831730     74.70       74.70      07.125    20010501   20310401   360      650,000   4,379.18   20010501      359
6177530976     69.70       69.60      07.125    20010501   20310401   360      460,000   3,099.11   20010501      359
6177669220     76.80       76.70      06.875    20010501   20310401   360      526,000   3,455.45   20010501      359
6178309776     78.10       77.90      07.000    20010401   20310301   360      375,000   2,494.89   20010601      358
6178734544     75.00       74.90      07.375    20010401   20310301   360      487,500   3,367.05   20010501      358
6178958895     80.00       80.00      06.875    20010501   20310401   360      375,200   2,464.80   20010501      359
6181841518     80.00       79.90      07.000    20010401   20310301   360      412,000   2,741.05   20010501      358
6182443579     80.00       79.90      07.250    20010501   20310401   360      518,630   3,537.98   20010501      359
6182585205     51.70       51.60      07.000    20010401   20310301   360      310,000   2,062.44   20010501      358
6182908381     73.70       73.60      07.000    20010501   20310401   360      442,000   2,940.64   20010501      359
6183581179     70.90       70.80      07.125    20010501   20310401   360      475,000   3,200.17   20010501      359
6183989828     75.00       74.90      07.000    20010401   20310301   360      345,000   2,295.30   20010501      358
6185010680     64.00       63.80      06.750    20010401   20310301   360      380,000   2,464.68   20010501      358
6186523178     72.70       72.70      07.125    20010501   20310401   360      436,400   2,940.11   20010501      359
6187494932     80.00       79.90      06.750    20010501   20310401   360      584,500   3,791.06   20010501      359
6188227554     80.00       80.00      07.375    20010501   20310401   360      397,600   2,746.13   20010501      359
6188527029     80.00       80.00      07.125    20010501   20310401   360      648,000   4,365.70   20010501      359
6189440636     51.60       51.20      06.750    20010401   20160301   180      639,750   5,661.21   20010601      178
6189566307     80.00       80.00      07.125    20010501   20310401   360      615,200   4,144.72   20010501      359
6189747691     75.60       75.40      06.875    20010501   20310401   360      340,000   2,233.56   20010601      359
6190162773     80.00       79.90      06.750    20010401   20310301   360      644,000   4,176.98   20010501      358
6190570603     75.00       74.90      07.375    20010501   20310401   360      749,000   5,173.16   20010501      359
6190728664     63.40       63.30      07.125    20010401   20310301   360      399,500   2,691.51   20010501      358
6190918943     80.00       79.80      07.125    20010501   20310401   360      304,000   2,048.11   20010601      359
6191797304     69.30       69.20      06.875    20010501   20310401   360      910,000   5,978.06   20010501      359
6192287164     80.00       79.90      07.250    20010501   20310401   360      343,900   2,346.01   20010501      359
6192512454     80.00       79.90      07.375    20010401   20310301   360      383,200   2,646.67   20010501      358
6193184675     64.50       64.50      07.375    20010501   20310401   360      887,000   6,126.29   20010501      359
6193876783     65.30       65.30      06.750    20010501   20310401   360      320,000   2,075.52   20010501      359
6194008667     55.40       55.40      07.250    20010501   20310401   360      970,000   6,617.12   20010501      359
6194665292     62.20       62.10      06.875    20010401   20310301   360      560,000   3,678.81   20010501      358
6195066003     57.80       57.80      07.000    20010501   20310401   360      468,000   3,113.62   20010501      359
6196806084     80.00       80.00      06.875    20010501   20310401   360      492,000   3,232.09   20010501      359
6197227512     50.50       50.40      07.250    20010401   20310301   360      783,000   5,341.45   20010501      358
6197361923     70.00       69.90      07.000    20010601   20310501   360      315,400   2,098.37   20010601      360
6198297431     51.10       51.00      07.000    20010501   20310401   360      475,000   3,160.19   20010501      359
6201482095     47.10       47.00      07.375    20010501   20310401   360      400,000   2,762.71   20010501      359
6204298258     70.00       69.90      06.750    20010401   20310301   360      490,000   3,178.14   20010501      358
6204485020     52.60       52.60      06.375    20010501   20310401   360      360,000   2,245.94   20010501      359
6204964719     57.70       57.60      07.250    20010401   20310301   360      305,000   2,080.64   20010501      358
6205738187     80.00       80.00      07.375    20010501   20310401   360      344,000   2,375.93   20010501      359
6206872936     68.60       68.50      07.500    20010401   20310301   360      525,000   3,670.88   20010501      358
6207401255     61.90       61.80      07.250    20010401   20310301   360      650,000   4,434.15   20010501      358
6208682762     89.90       89.80      07.375    20010501   20310401   360      320,900   2,216.38   20010501      359
6210541485     80.00       79.90      07.125    20010401   20310301   360      608,800   4,101.60   20010501      358
6211318487     50.00       50.00      06.875    20010501   20310401   360      307,500   2,020.06   20010501      359
6211639809     65.90       65.80      07.000    20010501   20310401   360      421,500   2,804.26   20010601      359
6211765190     74.80       74.70      07.375    20010501   20310401   360      381,400   2,634.24   20010501      359
6212082819     67.10       67.00      07.250    20010501   20310401   360      490,000   3,342.67   20010601      359
6212137548     54.70       54.70      07.000    20010501   20310401   360      300,000   1,995.91   20010501      359
6212338492     29.60       29.50      07.000    20010501   20310401   360      547,266   3,640.98   20010501      359
6212669615     65.60       65.60      07.250    20010501   20310401   360      561,000   3,827.01   20010501      359
6212817677     41.70       41.60      06.750    20010401   20310301   360    1,000,000   6,485.99   20010501      358
6213005827     42.40       42.40      07.000    20010501   20310401   360      350,000   2,328.56   20010501      359
6213201491     80.00       79.90      06.625    20010401   20310301   360      399,200   2,556.13   20010501      358
6213277723     80.00       79.90      07.375    20010401   20310301   360      340,000   2,348.30   20010501      358
6213885525     80.00       80.00      07.250    20010501   20310401   360      340,000   2,319.40   20010501      359
6214842079     70.00       70.00      06.875    20010501   20310401   360      658,000   4,322.60   20010501      359
6214988385     75.00       74.90      07.375    20010501   20310401   360      776,000   5,359.64   20010601      359
6215464733     79.90       79.90      06.875    20010501   20310401   360      479,400   3,149.32   20010501      359
6216129780     75.00       75.00      05.500    20010501   20310401   360      855,000   4,854.60   20010501      359
6216813599     73.00       72.90      07.250    20010501   20310401   360      420,000   2,865.15   20010601      359
6217375416     77.00       77.00      07.250    20010501   20310401   360      586,000   3,997.56   20010501      359
6217483921     76.40       76.30      07.500    20010401   20310301   360      519,000   3,628.93   20010601      358
6218160734     22.20       22.20      06.750    20010501   20310401   360      400,000   2,594.40   20010501      359
6218503917     73.80       73.80      06.875    20010501   20310401   360      479,000   3,146.69   20010501      359
6218949417     43.80       43.70      06.875    20010501   20310401   360      525,000   3,448.88   20010601      359
6219698203     80.00       79.90      07.375    20010501   20310401   360      315,200   2,177.01   20010601      359
6220789272     94.60       94.50      07.125    20010501   20310401   360      306,300   2,063.60   20010501      359
6221145391     60.80       60.70      07.000    20010401   20310301   360      355,800   2,367.15   20010501      358
6221470252     24.10       24.00      07.250    20010501   20310401   360      395,000   2,694.60   20010501      359
6222709591     80.00       80.00      06.750    20010501   20310401   360      447,200   2,900.54   20010501      359
6223126621     44.80       44.80      06.875    20010501   20310401   360      650,000   4,270.04   20010501      359
6225141156     58.60       58.50      06.625    20010401   20310301   360      340,000   2,177.06   20010501      358
6228213390     32.40       32.30      06.875    20010401   20310301   360      285,000   1,872.25   20010501      358
6228216070     78.50       78.40      07.250    20010501   20310401   360      365,000   2,489.95   20010501      359
6228641244     71.20       71.10      06.875    20010501   20310401   360      432,000   2,837.94   20010501      359
6228987423     25.80       25.70      06.625    20010501   20310401   360      402,000   2,574.06   20010501      359
6229558686     80.00       80.00      06.875    20010501   20310401   360      420,000   2,759.11   20010501      359
6229720351     62.30       62.30      07.125    20010501   20310401   360      398,750   2,686.46   20010501      359
6230112606     79.50       79.40      06.875    20010501   20310401   360      650,000   4,270.04   20010501      359
6230874130     79.70       79.60      07.125    20010401   20310301   360      640,000   4,311.80   20010501      358
6230921410     13.70       13.60      07.125    20010501   20310401   360      616,000   4,150.11   20010501      359
6231194876     75.00       74.90      07.125    20010501   20310401   360      813,500   5,480.70   20010501      359
6232930377     79.50       79.50      07.250    20010501   20310401   360      636,000   4,338.65   20010501      359
6233518783     78.40       78.30      07.000    20010401   20310301   360      360,000   2,395.09   20010501      358
6235108559     55.90       55.90      07.000    20010501   20310401   360      399,800   2,659.88   20010501      359
6235578173     69.40       69.30      07.250    20010401   20310301   360      429,850   2,932.34   20010501      358
6235670046     80.00       80.00      07.250    20010501   20310401   360      720,000   4,911.67   20010501      359
6236298169     75.20       75.10      07.125    20010401   20310301   360      617,000   4,156.85   20010601      358
6237092843     80.00       80.00      07.750    20010501   20310401   360      328,000   2,349.84   20010501      359
6237597460     12.50       12.50      06.000    20010501   20310401   360    1,000,000   5,995.51   20010501      359
6237738122     62.50       62.40      07.000    20010401   20310301   360    1,000,000   6,653.03   20010501      358
6238099102     73.50       73.40      06.750    20010401   20310301   360      397,000   2,574.94   20010501      358
6238993478     69.90       69.90      07.000    20010501   20310401   360      358,000   2,381.79   20010501      359
6239045922     80.00       80.00      06.250    20010501   20310401   360      500,000   3,078.59   20010501      359
6239065136     80.00       79.90      06.125    20010401   20310301   360      512,000   3,110.97   20010501      358
6240127297     80.00       80.00      06.750    20010501   20310401   360      384,000   2,490.62   20010501      359
6240222841     65.90       65.70      05.875    20010401   20310301   360      420,000   2,484.46   20010501      358
6240307048     50.00       50.00      07.000    20010501   20310401   360      400,000   2,661.21   20010501      359
6240589546     49.00       48.90      06.625    20010401   20310301   360      490,000   3,137.53   20010501      358
6240750957     75.90       75.80      06.875    20010501   20310401   360      292,100   1,918.89   20010501      359
6242611462     75.80       75.30      06.750    20010401   20310301   360      344,800   2,236.37   20010601      358
6243505002     62.20       62.10      06.750    20010501   20310401   360      466,250   3,024.09   20010501      359
6243683031     80.00       79.90      07.500    20010401   20310301   360      468,800   3,277.92   20010501      358
6244543168     80.00       80.00      07.000    20010501   20310401   360      388,000   2,581.38   20010501      359
6244558737     70.00       70.00      07.000    20010501   20310401   360      560,000   3,725.70   20010501      359
6244692882     58.30       58.30      06.625    20010501   20310401   360      385,000   2,465.20   20010501      359
6245807455     52.70       52.70      07.250    20010501   20310401   360      340,000   2,319.40   20010501      359
6247172221     80.00       80.00      07.000    20010501   20310401   360      428,800   2,852.82   20010501      359
6247389429     53.80       53.70      06.875    20010401   20310301   360      613,450   4,029.93   20010501      358
6248255397     59.40       59.30      06.875    20010501   20310401   360      490,000   3,218.96   20010601      359
6248413830     73.80       73.80      07.125    20010501   20310401   360      350,000   2,358.02   20010501      359
6250021760     78.50       78.40      07.375    20010401   20310301   360      750,000   5,180.07   20010501      358
6251016595     74.30       74.30      07.500    20010501   20310401   360      420,000   2,936.71   20010501      359
6251924178     58.30       58.30      07.000    20010501   20310401   360      700,000   4,657.12   20010501      359
6252017790     15.40       15.30      07.250    20010501   20310401   360    1,000,000   6,821.77   20010501      359
6255017342     69.40       69.30      07.000    20010501   20310401   360      340,000   2,262.03   20010501      359
6256207926     44.60       44.50      06.500    20010401   20310301   360      691,000   4,367.59   20010501      358
6258043808     80.00       80.00      07.000    20010501   20310401   360      558,600   3,716.38   20010501      359
6258349593     80.00       79.90      07.000    20010501   20310401   360      386,879   2,573.92   20010501      359
6259311162     80.00       79.90      07.375    20010401   20310301   360      410,000   2,831.77   20010501      358
6259675558     61.60       61.50      07.375    20010501   20310401   360      550,000   3,798.72   20010501      359
6259719299     80.00       80.00      06.750    20010501   20310401   360      340,000   2,205.24   20010501      359
6260249674     80.00       80.00      07.250    20010501   20310401   360      480,000   3,274.45   20010501      359
6260355901     80.00       79.60      06.375    20010401   20310301   360      439,780   2,743.66   20010501      358
6260456378     63.30       63.30      07.250    20010501   20310401   360      402,000   2,742.35   20010501      359
6261673674     69.70       69.60      06.875    20010401   20310301   360      875,000   5,748.13   20010501      358
6264300655     90.00       89.90      07.500    20010501   20310401   360      389,500   2,723.45   20010501      359
6264989473     80.00       79.90      07.375    20010401   20310301   360      364,000   2,514.06   20010501      358
6269574353     80.00       79.90      07.250    20010501   20310401   360      535,374   3,652.20   20010501      359
6269728868     80.00       79.90      06.875    20010401   20310301   360      376,000   2,470.06   20010501      358
6270013813     80.00       79.90      06.250    20010401   20310301   360      384,000   2,364.36   20010501      358
6271006881     80.00       79.90      06.875    20010401   20310301   360      432,960   2,844.24   20010501      358
6271260926     79.10       79.00      07.500    20010401   20310301   360      372,000   2,601.08   20010501      358
6272200483     66.60       66.50      07.125    20010501   20310401   360      399,500   2,691.51   20010501      359
6273385549     10.10       10.00      06.875    20010501   20310401   360      443,100   2,910.86   20010501      359
6273446366     78.30       78.10      07.375    20010401   20310301   360      450,000   3,108.04   20010601      358
6274702767     80.00       80.00      06.625    20010501   20310401   360      456,000   2,919.82   20010501      359
6274837407     80.00       79.90      07.625    20010401   20310301   360      448,000   3,170.92   20010501      358
6275884416     72.90       72.90      06.875    20010501   20310401   360      423,000   2,778.81   20010501      359
6275950456     80.00       80.00      06.500    20010501   20310401   360      324,304   2,049.83   20010501      359
6276925382     80.00       80.00      07.250    20010501   20310401   360      436,000   2,974.29   20010501      359
6279026626     80.00       80.00      06.875    20010501   20310401   360      380,000   2,496.33   20010501      359
6279530031     74.10       74.00      07.375    20010501   20310401   360      400,000   2,762.71   20010501      359
6279702853     45.50       45.40      07.125    20010501   20310401   360      400,000   2,694.88   20010601      359
6281449014     66.70       66.60      06.875    20010501   20310401   360      600,000   3,941.58   20010501      359
6281621745     80.00       79.80      07.125    20010401   20310301   360      284,000   1,913.37   20010601      358
6281626405     80.00       79.90      07.375    20010401   20310301   360      472,800   3,265.52   20010501      358
6282211330     61.80       61.80      07.000    20010501   20310401   360      995,000   6,619.76   20010501      359
6282336673     45.00       45.00      06.750    20010501   20310401   360      450,000   2,918.70   20010501      359
6282672127     52.90       52.80      06.875    20010401   20310301   360      450,000   2,956.18   20010501      358
6282771036     73.30       73.20      07.000    20010501   20310401   360      315,000   2,095.71   20010501      359
6284606230     64.70       64.60      06.625    20010501   20310401   360      329,900   2,112.39   20010501      359
6284889265     75.00       74.90      07.250    20010401   20310301   360      684,000   4,666.09   20010501      358
6285077258     60.50       60.50      07.375    20010501   20310401   360      635,500   4,389.25   20010501      359
6285123862     71.00       71.00      07.125    20010501   20310401   360      454,700   3,063.40   20010501      359
6286558405     69.20       69.20      07.000    20010501   20310401   360      900,000   5,987.73   20010501      359
6286936395     58.20       58.20      07.125    20010501   20310401   360      524,000   3,530.29   20010501      359
6287820176     71.30       71.20      07.125    20010401   20310301   360      343,100   2,311.53   20010501      358
6287884289     73.90       73.90      07.000    20010501   20310401   360      499,050   3,320.20   20010501      359
6288453001     62.40       20.20      07.500    20010401   20310301   360    1,000,000   2,268.94   20010501      358
6289012962     95.00       95.00      07.000    20010601   20310501   360      380,000   2,528.15   20010601      360
6289349752     41.50       41.40      07.250    20010501   20310401   360      845,000   5,764.39   20010501      359
6291975180     59.10       59.00      07.125    20010501   20310401   360      600,000   4,042.32   20010501      359
6292028732     75.00       75.00      06.875    20010501   20310401   360      378,000   2,483.20   20010501      359
6292042337     68.50       68.50      06.750    20010501   20310401   360      490,000   3,178.14   20010501      359
6292422851     80.00       80.00      07.125    20010501   20310401   360      388,000   2,614.03   20010501      359
6292873301     68.40       68.40      07.000    20010501   20310401   360      650,000   4,324.47   20010501      359
6293017122     79.90       79.90      07.125    20010501   20310401   360      470,000   3,166.48   20010501      359
6293573082     80.00       79.90      07.250    20010501   20310401   360      423,200   2,886.98   20010601      359
6294319774     59.60       59.60      07.000    20010501   20310401   360      668,000   4,444.23   20010501      359
6294359317     76.40       76.30      06.875    20010501   20310401   360      649,000   4,263.47   20010601      359
6296201905     35.70       35.70      07.500    20010501   20310401   360    1,000,000   6,992.15   20010501      359
6297528884     59.50       59.50      06.500    20010601   20310501   360    1,000,000   6,320.68   20010601      360
6298404473     80.00       80.00      07.250    20010501   20310401   360      373,160   2,545.61   20010501      359
6299195062     80.00       80.00      07.375    20010501   20310401   360      400,000   2,762.71   20010501      359
6300547640     80.00       79.90      06.375    20010401   20310301   360      564,000   3,518.63   20010501      358
6300649180     63.60       63.60      07.125    20010501   20310401   360      700,000   4,716.03   20010501      359
6302183410     80.00       80.00      07.500    20010501   20310401   360      440,000   3,076.55   20010501      359
6303094590     70.00       70.00      07.250    20010501   20310401   360      539,000   3,676.94   20010501      359
6303671785     60.60       60.60      07.000    20010501   20310401   360      331,000   2,202.16   20010501      359
6304141788     62.50       62.40      07.250    20010401   20310301   360      300,000   2,046.53   20010501      358
6304266999     58.20       58.10      07.250    20010501   20310401   360      294,870   2,011.54   20010501      359
6304526392     80.00       79.90      06.625    20010401   20310301   360      562,400   3,601.11   20010501      358
6304863696     75.00       74.90      07.375    20010501   20310401   360      447,800   3,092.85   20010501      359
6305714898     75.00       74.90      06.750    20010401   20310301   360      341,250   2,213.35   20010501      358
6305733054     31.90       31.80      07.125    20010401   20310301   360      335,000   2,256.96   20010501      358
6306611234     80.00       79.80      07.000    20010401   20310301   360      331,200   2,203.49   20010601      358
6307242781     89.90       89.90      06.375    20010501   20310401   360      295,000   1,840.42   20010501      359
6307294774     80.00       80.00      07.125    20010501   20310401   360      431,960   2,910.20   20010501      359
6307346947     80.00       79.90      07.500    20010401   20310301   360      628,000   4,391.07   20010501      358
6307584703     80.00       80.00      06.750    20010501   20310401   360      391,920   2,541.99   20010501      359
6308017562     57.60       57.50      07.000    20010501   20310401   360      590,000   3,925.29   20010501      359
6309087358     45.50       45.40      06.875    20010501   20310401   360      491,000   3,225.53   20010501      359
6309640156     80.00       80.00      06.000    20010601   20310501   360      452,000   2,709.97   20010601      360
6309799846     74.00       74.00      06.875    20010501   20310401   360      592,000   3,889.02   20010501      359
6310222770     54.00       53.90      06.875    20010401   20310301   360      383,500   2,519.33   20010501      358
6312650218     80.00       80.00      07.000    20010501   20310401   360      535,200   3,560.70   20010501      359
6313059351     62.80       62.70      07.500    20010501   20310401   360      565,000   3,950.57   20010501      359
6314773182     78.30       78.30      07.000    20010501   20310401   360      564,000   3,752.31   20010501      359
6315380763     78.70       78.70      07.250    20010501   20310401   360      307,000   2,094.29   20010501      359
6316867941     36.50       36.50      06.875    20010501   20310401   360      383,500   2,519.33   20010501      359
6316872610     56.50       56.50      06.625    20010501   20310401   360      537,000   3,438.48   20010501      359
6317213814     74.50       74.40      06.875    20010501   20310401   360      406,000   2,667.14   20010501      359
6317642988     46.50       46.50      06.875    20010501   20310401   360      400,000   2,627.72   20010501      359
6317983556     80.00       79.90      07.125    20010401   20310301   360      356,000   2,398.44   20010501      358
6317999834     63.80       63.70      07.250    20010401   20310301   360      335,000   2,285.30   20010601      358
6318115042     80.00       79.80      07.375    20010401   20310301   360      335,200   2,315.15   20010601      358
6319245574     80.00       79.90      07.750    20010401   20310301   360      800,000   5,731.30   20010501      358
6319370372     64.50       64.40      06.875    20010501   20310401   360      515,850   3,388.77   20010501      359
6319527625     69.50       69.40      07.000    20010501   20310401   360      399,500   2,657.89   20010601      359
6320636118     80.00       80.00      06.875    20010501   20310401   360      504,000   3,310.93   20010501      359
6321372291     65.40       65.30      07.500    20010401   20310301   360      425,000   2,971.67   20010501      358
6322742591     80.00       79.90      06.875    20010401   20310301   360      368,000   2,417.50   20010501      358
6323558244     56.50       56.40      07.375    20010501   20310401   360      650,000   4,489.39   20010601      359
6323609153     74.80       74.70      06.875    20010401   20310301   360      398,000   2,614.58   20010501      358
6324212601     66.70       66.60      07.000    20010501   20310401   360      330,000   2,195.50   20010501      359
6324515821     76.70       76.70      07.125    20010501   20310401   360      550,000   3,705.46   20010501      359
6325135215     70.00       69.90      07.125    20010401   20310301   360      424,800   2,861.96   20010501      358
6326366769     75.60       75.50      07.000    20010501   20310401   360      378,000   2,514.85   20010601      359
6327829088     80.00       79.90      07.250    20010401   20310301   360      423,200   2,886.98   20010501      358
6329229980     79.40       79.20      07.125    20010501   20310401   360      373,000   2,512.98   20010601      359
6329861360     63.40       63.40      07.000    20010501   20310401   360      501,000   3,333.17   20010501      359
6329986852     80.00       79.80      06.875    20010401   20310301   360      360,000   2,364.95   20010601      358
6332033676     65.20       65.10      07.375    20010501   20310401   360      440,000   3,038.98   20010501      359
6332361580     80.00       79.90      07.250    20010501   20310401   360      484,500   3,305.15   20010501      359
6332981247     80.00       79.80      06.750    20010401   20310301   360      336,000   2,179.29   20010601      358
6333516620     80.00       80.00      07.250    20010501   20310401   360      484,000   3,301.74   20010501      359
6334877153     75.50       75.40      07.000    20010501   20310401   360      386,500   2,571.40   20010501      359
6335826852     27.70       27.60      06.875    20010501   20310401   360      692,000   4,545.95   20010501      359
6337593450     69.70       69.70      07.000    20010501   20310401   360      480,000   3,193.46   20010501      359
6337766114     80.00       79.90      06.500    20010401   20310301   360      587,200   3,711.51   20010501      358
6340538559     80.00       79.90      07.375    20010501   20310401   360      472,000   3,259.99   20010601      359
6340603379     73.40       73.30      07.000    20010501   20310401   360      532,000   3,539.41   20010501      359
6341037973     80.00       80.00      07.000    20010501   20310401   360      567,200   3,773.60   20010501      359
6342689467     80.00       80.00      07.375    20010501   20310401   360      388,000   2,679.82   20010501      359
6342929871     54.40       54.30      06.750    20010501   20310401   360      435,000   2,821.41   20010501      359
6342968739     80.00       80.00      06.625    20010501   20310401   360      336,800   2,156.57   20010501      359
6343095763     32.20       32.10      06.750    20010401   20310301   360      370,000   2,399.82   20010501      358
6343576788     79.00       79.00      07.125    20010501   20310401   360      557,000   3,752.62   20010501      359
6343618721     80.00       80.00      07.125    20010501   20310401   360      437,600   2,948.20   20010501      359
6344447880     53.50       53.40      07.000    20010501   20310401   360      500,000   3,326.52   20010501      359
6344750986     90.00       89.90      07.500    20010501   20310401   360      401,500   2,807.35   20010501      359
6344902579     61.00       60.90      07.375    20010401   20310301   360      650,000   4,489.39   20010501      358
6345723651     80.00       79.80      06.750    20010401   20310301   360      306,000   1,984.72   20010601      358
6347280494     80.00       79.90      07.250    20010501   20310401   360      351,900   2,400.58   20010501      359
6347403823     80.00       80.00      07.125    20010501   20310401   360      420,000   2,829.62   20010501      359
6348142966     79.90       79.80      06.875    20010501   20310401   360      352,000   2,312.39   20010501      359
6348197408     80.00       79.90      07.000    20010401   20310301   360      384,000   2,554.77   20010501      358
6348712354     40.00       40.00      07.250    20010501   20310401   360      350,000   2,387.62   20010501      359
6349652674     78.00       78.00      07.250    20010501   20310401   360      429,000   2,926.54   20010501      359
6349867363     75.00       75.00      06.875    20010501   20310401   360      457,500   3,005.45   20010501      359
6350246457     58.50       58.40      06.875    20010501   20310401   360      380,000   2,496.33   20010501      359
6350750912     79.90       79.80      07.250    20010401   20310301   360      288,000   1,964.67   20010501      358
6351061954     63.90       63.80      07.250    20010501   20310401   360      396,000   2,701.42   20010501      359
6351715948     78.60       78.60      07.250    20010501   20310401   360      692,000   4,720.66   20010501      359
6352234600     54.30       54.30      07.000    20010501   20310401   360      652,000   4,337.78   20010501      359
6352645441     60.90       60.80      07.000    20010401   20310301   360      463,100   3,081.02   20010501      358
6353498857     80.00       80.00      06.875    20010501   20310401   360      301,600   1,981.30   20010501      359
6354126994     80.00       79.90      07.375    20010401   20310301   360      320,000   2,210.17   20010501      358
6354623859     56.40       56.30      07.000    20010401   20310301   360      406,000   2,701.13   20010501      358
6355374049     72.40       72.40      07.000    20010501   20310401   360      434,400   2,890.08   20010501      359
6356479649     75.50       75.40      07.125    20010501   20310401   360      433,900   2,923.27   20010501      359
6358969977     95.00       94.80      07.125    20010401   20310301   360      332,500   2,240.12   20010601      358
6359959282     75.00       75.00      07.125    20010501   20310401   360      528,750   3,562.29   20010501      359
6360043027     60.90       60.70      06.875    20010401   20260301   300      350,000   2,445.89   20010501      298
6361734244     80.00       80.00      07.375    20010501   20310401   360      360,000   2,486.44   20010501      359
6362734136     80.00       79.80      07.000    20010401   20310301   360      308,000   2,049.14   20010601      358
6364978046     79.20       79.10      07.375    20010501   20310401   360      750,000   5,180.07   20010501      359
6365450920     70.30       70.20      06.875    20010501   20310401   360      963,000   6,326.23   20010501      359
6365548426     80.00       79.90      07.625    20010501   20310401   360      416,000   2,944.43   20010601      359
6366248547     69.40       69.20      07.000    20010401   20310301   360      416,100   2,768.33   20010501      358
6366443551     80.00       79.90      07.250    20010401   20310301   360      637,100   4,346.15   20010501      358
6366523923     34.80       34.70      06.875    20010501   20310401   360      600,000   3,941.58   20010501      359
6366881867     69.90       69.80      06.875    20010401   20310301   360      360,000   2,364.95   20010501      358
6367010458     80.00       80.00      07.125    20010501   20310401   360      560,000   3,772.83   20010501      359
6367055859     80.00       80.00      06.875    20010501   20310401   360      568,800   3,736.62   20010501      359
6368407208     52.70       52.60      07.250    20010501   20310401   360      566,500   3,864.53   20010501      359
6368645872     50.60       50.60      07.500    20010501   20310401   360      810,000   5,663.64   20010501      359
6368733587     34.40       34.30      07.000    20010401   20310301   360      550,000   3,659.17   20010501      358
6369108367     79.30       79.20      07.375    20010501   20310401   360      452,000   3,121.86   20010501      359
6369368482     78.10       78.00      07.375    20010501   20310401   360      750,000   5,180.07   20010601      359
6370014851     80.00       80.00      07.375    20010501   20310401   360      400,000   2,762.71   20010501      359
6370153394     70.00       69.90      07.125    20010401   20310301   360      591,500   3,985.05   20010501      358
6370545599     80.00       79.90      07.250    20010401   20310301   360      304,000   2,073.82   20010501      358
6370670280     80.00       80.00      06.750    20010501   20310401   360      407,200   2,641.10   20010501      359
6371579829     54.90       54.80      07.125    20010501   20310401   360      439,000   2,957.63   20010501      359
6371792646     34.50       34.50      06.625    20010501   20310401   360      475,000   3,041.48   20010501      359
6371936813     80.00       79.90      07.500    20010401   20310301   360      340,000   2,377.33   20010501      358
6372644135     75.30       75.10      07.000    20010401   20310301   360      384,000   2,554.77   20010601      358
6373437224     25.50       25.40      06.875    20010501   20310401   360      420,000   2,759.11   20010501      359
6373873261     80.00       80.00      07.125    20010501   20310401   360      428,000   2,883.52   20010501      359
6374619358     89.90       89.80      07.250    20010501   20310401   360      346,076   2,360.85   20010501      359
6375479083     72.60       72.50      07.250    20010501   20310401   360      450,000   3,069.80   20010501      359
6375768626     75.00       74.90      06.875    20010401   20310301   360      315,000   2,069.33   20010501      358
6375882054     70.00       69.90      06.875    20010401   20310301   360      332,500   2,184.29   20010501      358
6376751761     80.00       80.00      07.250    20010501   20310401   360      500,000   3,410.89   20010501      359
6376907496     80.00       79.90      07.250    20010401   20310301   360      304,000   2,073.82   20010501      358
6378630823     73.70       73.50      07.125    20010401   20310301   360      575,000   3,873.89   20010601      358
6378936071     74.20       74.10      07.375    20010401   20310301   360      667,500   4,610.26   20010501      358
6379347039     80.00       80.00      06.750    20010501   20310401   360      400,000   2,594.40   20010501      359
6379382861     80.00       80.00      07.375    20010501   20310401   360      660,000   4,558.46   20010501      359
6379844522     53.40       53.30      07.125    20010401   20310301   360      398,600   2,685.45   20010501      358
6380480704     76.30       76.30      07.500    20010501   20310401   360      500,000   3,496.08   20010501      359
6380852852     55.10       55.00      07.000    20010401   20310301   360      386,000   2,568.07   20010501      358
6380863958     76.20       76.10      07.500    20010501   20310401   360      320,000   2,237.49   20010501      359
6381360020     74.50       74.40      07.000    20010401   20310301   360      287,000   1,909.42   20010601      358
6381374377     80.00       79.90      06.875    20010501   20310401   360      477,400   3,136.18   20010501      359
6381609228     41.90       41.90      07.000    20010501   20310401   360      350,000   2,328.56   20010501      359
6381974580     60.20       60.10      07.250    20010401   20310301   360      400,000   2,728.71   20010501      358
6382537220     80.00       80.00      07.250    20010501   20310401   360      400,000   2,728.71   20010501      359
6382980750     80.00       79.90      06.875    20010401   20310301   360      519,900   3,415.38   20010501      358
6383182760     52.60       52.60      06.375    20010501   20310401   360      650,000   4,055.16   20010501      359
6383708036     32.30       32.20      07.125    20010501   20310401   360    1,000,000   6,737.19   20010501      359
6384507627     75.20       75.10      07.500    20010401   20310301   360      461,250   3,225.13   20010501      358
6385272858     68.20       68.10      07.250    20010501   20310401   360      750,000   5,116.33   20010501      359
6386839549     59.10       59.00      06.875    20010501   20310401   360      650,000   4,270.04   20010501      359
6387682864     77.10       77.10      07.125    20010501   20310401   360      540,000   3,638.08   20010501      359
6387764746     62.70       62.30      06.750    20010501   20310401   360      448,000   2,905.72   20010501      359
6388432707     80.00       79.90      07.250    20010401   20310301   360      360,000   2,455.84   20010501      358
6388590108     90.00       90.00      07.250    20010501   20310401   360      337,500   2,302.35   20010501      359
6389238780     76.50       76.40      06.750    20010601   20310501   360      650,000   4,215.89   20010601      360
6390102496     60.60       60.50      06.750    20010401   20310301   360      351,500   2,279.83   20010501      358
6390212584     75.00       75.00      07.000    20010501   20310401   360      315,000   2,095.71   20010501      359
6392254279     76.50       76.50      06.875    20010501   20310401   360      597,000   3,921.87   20010501      359
6393391690     78.40       78.40      07.125    20010501   20310401   360      491,700   3,312.68   20010501      359
6394594722     80.00       79.90      07.375    20010501   20310401   360      308,600   2,131.43   20010501      359
6394757113     79.30       79.20      07.125    20010401   20310301   360      650,000   4,379.18   20010501      358
6394936477     73.30       73.30      06.875    20010501   20310401   360      385,000   2,529.18   20010501      359
6396741545     56.30       56.20      07.000    20010401   20310301   360      675,000   4,490.80   20010501      358
6396860923     65.80       65.80      06.625    20010501   20310401   360      790,000   5,058.46   20010501      359
6396942200     95.00       94.80      07.250    20010401   20310301   360      484,500   3,305.15   20010601      358
6397940955     70.00       70.00      07.125    20010501   20310401   360      482,300   3,249.35   20010501      359
6398726882     80.00       79.90      06.875    20010401   20310301   360      311,200   2,044.37   20010501      358
6398808912     70.80       70.70      07.125    20010401   20310301   360      432,000   2,910.47   20010501      358
6398913555     66.30       66.20      07.125    20010401   20310301   360      480,500   3,237.22   20010501      358
6400649700     53.10       53.00      06.875    20010501   20310401   360      377,000   2,476.63   20010601      359
6400802051     74.20       74.10      07.500    20010401   20310301   360      330,000   2,307.41   20010501      358
6401522930     65.70       65.60      06.500    20010501   20310401   360      650,000   4,108.45   20010501      359
6402438987     74.80       74.70      06.875    20010401   20310301   360      400,000   2,627.72   20010501      358
6403734996     37.10       37.10      07.000    20010501   20310401   360      450,000   2,993.87   20010501      359
6405395606     69.90       69.90      07.250    20010501   20310401   360      570,000   3,888.41   20010501      359
6405863645     80.00       80.00      06.500    20010501   20310401   360      504,800   3,190.68   20010501      359
6405959351     80.00       79.90      07.125    20010401   20310301   360      559,950   3,772.49   20010501      358
6407909990     80.00       80.00      06.875    20010601   20310501   360      314,000   2,062.76   20010601      360
6408759147     48.40       48.30      07.500    20010401   20310301   360      455,000   3,181.43   20010501      358
6409716682     80.00       80.00      07.375    20010501   20310401   360      388,000   2,679.82   20010501      359
6409998256     69.30       69.20      07.125    20010501   20310401   360      387,900   2,613.36   20010501      359
6410174699     29.40       29.40      06.875    20010501   20310401   360    1,000,000   6,569.29   20010501      359
6412927060     67.30       67.20      07.375    20010501   20310401   360      370,000   2,555.50   20010501      359
6413331882     71.40       71.30      07.375    20010501   20310401   360      464,000   3,204.74   20010501      359
6413489987     83.70       83.60      06.875    20010401   20310301   360      380,700   2,500.93   20010501      358
6413784072     26.50       26.40      07.250    20010401   20310301   360    1,000,000   6,821.77   20010501      358
6413917730     65.00       64.90      06.875    20010501   20310401   360      446,850   2,935.49   20010501      359
6415133807     61.50       61.40      06.000    20010401   20310301   360      400,000   2,398.21   20010501      358
6415416863     80.00       79.80      07.000    20010401   20310301   360      323,200   2,150.26   20010601      358
6415735106     50.00       50.00      07.125    20010501   20310401   360      450,000   3,031.74   20010501      359
6415777389     65.50       65.30      07.125    20010401   20310301   360      297,801   2,006.35   20010501      358
6416022389     80.00       79.90      06.875    20010401   20310301   360      375,900   2,469.40   20010501      358
6416286562     75.00       75.00      07.250    20010501   20310401   360      480,000   3,274.45   20010501      359
6416324959     67.20       67.10      07.500    20010401   20310301   360      338,000   2,363.35   20010501      358
6416631494     69.40       69.30      06.750    20010501   20310401   360      378,000   2,451.71   20010501      359
6416875182     80.00       79.90      07.375    20010501   20310401   360      308,000   2,127.28   20010601      359
6416981410     88.50       88.40      06.875    20010401   20310301   360      500,000   3,284.65   20010501      358
6417120570     80.00       80.00      07.375    20010501   20310401   360      800,000   5,525.41   20010501      359
6417891428     74.60       74.50      07.375    20010501   20310401   360      917,400   6,336.26   20010501      359
6419091282     80.00       79.80      07.000    20010401   20310301   360      391,200   2,602.67   20010601      358
6421035640     80.00       80.00      07.250    20010501   20310401   360      319,200   2,177.51   20010501      359
6421106235     33.30       33.30      07.125    20010501   20310401   360      350,000   2,358.02   20010501      359
6421738938     69.50       69.40      07.125    20010401   20310301   360      382,200   2,574.96   20010501      358
6422173549     46.80       46.60      07.250    20010501   20310401   360      795,500   5,426.72   20010501      359
6422747540     57.10       57.10      07.375    20010501   20310401   360    1,000,000   6,906.76   20010501      359
6423001558     80.00       79.90      06.500    20010401   20310301   360      552,800   3,494.08   20010501      358
6423208898     64.00       63.90      07.000    20010401   20310301   360      320,000   2,128.97   20010501      358
6424559349     62.80       62.80      06.375    20010501   20310401   360      659,000   4,111.31   20010501      359
6424889506     46.40       46.40      07.250    20010601   20310501   360      301,800   2,058.81   20010601      360
6424933015     32.50       32.40      07.250    20010401   20310301   360      650,000   4,434.15   20010501      358
6426684228     74.50       74.40      07.625    20010501   20310401   360      410,000   2,901.96   20010601      359
6427325375     70.00       70.00      07.000    20010501   20310401   360      945,000   6,287.11   20010501      359
6428664350     90.00       89.90      07.375    20010501   20310401   360      440,900   3,045.19   20010501      359
6428887829     80.00       80.00      06.875    20010501   20310401   360      592,000   3,889.02   20010501      359
6429548768     74.10       74.00      07.125    20010501   20310401   360      400,000   2,694.88   20010601      359
6429926204     25.10       25.10      06.875    20010501   20310401   360      590,000   3,875.88   20010501      359
6430351632     79.80       79.80      07.125    20010501   20310401   360      443,000   2,984.58   20010501      359
6430482338     80.00       79.90      07.125    20010401   20310301   360      384,000   2,587.08   20010501      358
6431106449     80.00       79.90      07.375    20010501   20310401   360      470,400   3,248.94   20010601      359
6431506705     72.60       72.60      07.125    20010501   20310401   360      650,000   4,379.18   20010501      359
6432681655     75.00       75.00      07.125    20010501   20310401   360      393,750   2,652.77   20010501      359
6434221062     69.20       69.20      07.125    20010501   20310401   360      457,000   3,078.90   20010501      359
6437528638     69.60       69.50      06.375    20010401   20310301   360      400,000   2,495.48   20010501      358
6437709923     88.30       88.20      06.500    20010501   20310401   360      320,000   2,022.62   20010501      359
6438893726     80.00       80.00      07.375    20010501   20310401   360      328,000   2,265.42   20010501      359
6440224803     79.10       79.10      07.375    20010501   20310401   360      530,000   3,660.58   20010501      359
6440410402     65.00       64.90      07.375    20010401   20310301   360      650,000   4,489.39   20010501      358
6440573217     80.00       79.90      07.375    20010401   20310301   360      440,000   3,038.98   20010501      358
6440600788     75.10       75.00      07.375    20010401   20310301   360      387,000   2,672.92   20010501      358
6440778667     80.00       79.90      07.375    20010501   20310401   360      540,000   3,729.65   20010601      359
6441500649     65.00       65.00      07.500    20010501   20310401   360      520,000   3,635.92   20010501      359
6441577423     68.50       68.50      06.625    20010501   20310401   360      435,000   2,785.36   20010501      359
6441751952     50.00       49.90      06.875    20010401   20310301   360      400,000   2,627.72   20010501      358
6441911655     56.80       56.70      07.250    20010501   20310401   360      650,000   4,434.15   20010501      359
6441967665     80.00       80.00      06.000    20010501   20310401   360      532,000   3,189.61   20010501      359
6442635147     44.20       44.10      07.250    20010501   20310401   360      855,000   5,832.61   20010501      359
6443442246     70.00       70.00      06.875    20010501   20310401   360      539,000   3,540.85   20010501      359
6443634958     80.00       80.00      07.125    20010501   20310401   360      382,000   2,573.61   20010501      359
6443703050     41.40       41.30      07.375    20010401   20310301   360      379,000   2,617.66   20010501      358
6445233072     80.00       80.00      07.250    20010501   20310401   360      380,800   2,597.73   20010501      359
6445971853     72.30       72.20      07.375    20010501   20310401   360      440,000   3,038.98   20010501      359
6446080373     74.00       73.90      07.250    20010501   20310401   360      296,000   2,019.25   20010601      359
6446111186     80.00       79.80      07.125    20010401   20310301   360      359,200   2,420.00   20010601      358
6446181338     80.00       80.00      06.875    20010501   20310401   360      440,000   2,890.49   20010501      359
6447862050     59.10       59.00      06.750    20010501   20310401   360      750,000   4,864.49   20010501      359
6447937720     76.20       76.20      06.875    20010501   20310401   360      343,000   2,253.27   20010501      359
6448527702     80.00       79.80      06.875    20010401   20310301   360      292,000   1,918.24   20010501      358
6448808326     80.00       80.00      06.375    20010501   20310401   360      502,000   3,131.83   20010501      359
6449128468     80.00       80.00      07.375    20010501   20310401   360      584,000   4,033.55   20010501      359
6449353157     80.00       80.00      07.500    20010501   20310401   360      412,000   2,880.77   20010501      359
6450604480     49.20       49.20      07.250    20010501   20310401   360      500,000   3,410.89   20010501      359
6452477513     57.10       57.00      06.625    20010501   20310401   360      331,000   2,119.43   20010501      359
6452477802     80.00       80.00      07.250    20010501   20310401   360      640,000   4,365.93   20010501      359
6452986455     64.40       64.30      07.250    20010501   20310401   360      998,000   6,808.12   20010501      359
6453043413     50.00       50.00      07.250    20010501   20310401   360      650,000   4,434.15   20010501      359
6453357441     74.10       74.00      07.250    20010501   20310401   360      400,000   2,728.71   20010501      359
6454590495     66.50       66.50      07.250    20010501   20310401   360      997,500   6,804.71   20010501      359
6455970795     47.10       47.00      07.250    20010501   20310401   360      400,000   2,728.71   20010501      359
6456195756     80.00       80.00      07.250    20010501   20310401   360      392,000   2,674.14   20010501      359
6456721221     43.50       43.40      07.000    20010401   20310301   360      500,000   3,326.52   20010501      358
6456766879     62.50       62.50      07.125    20010501   20310401   360      500,000   3,368.60   20010501      359
6457896618     80.00       80.00      07.000    20010501   20310401   360      388,800   2,586.70   20010501      359
6458026579     80.00       80.00      06.500    20010501   20310401   360      476,000   3,008.65   20010501      359
6459120298     63.00       63.00      07.125    20010501   20310401   360      352,800   2,376.88   20010501      359
6459337546     26.30       26.20      06.750    20010501   20310401   360      350,000   2,270.10   20010501      359
6459354970     80.00       80.00      07.250    20010401   20310301   360      408,000   2,783.28   20010401      358
6460391326     80.00       79.90      06.625    20010401   20310301   360      360,000   2,305.12   20010501      358
6460549428     80.00       79.80      07.250    20010401   20310301   360      408,000   2,783.28   20010601      358
6460634824     80.00       79.90      06.875    20010401   20310301   360      554,680   3,643.86   20010501      358
6460682047     49.50       49.50      06.875    20010501   20310401   360      745,000   4,894.12   20010501      359
6460956839     77.00       77.00      07.250    20010501   20310401   360      496,650   3,388.03   20010501      359
6461245539     59.70       59.70      07.250    20010501   20310401   360      600,000   4,093.06   20010501      359
6461384718     95.00       95.00      07.000    20010501   20310401   360      285,000   1,896.12   20010501      359
6461572056     62.70       62.50      07.000    20010501   20310401   360      445,000   2,960.60   20010601      359
6462526200     32.10       32.00      07.625    20010501   20310401   360      995,000   7,042.55   20010501      359
6463052032     46.90       46.80      07.000    20010501   20310401   360      797,000   5,302.47   20010501      359
6464336913     75.40       75.30      07.250    20010501   20310401   360      377,000   2,571.81   20010601      359
6464441291     33.20       33.20      06.750    20010501   20310401   360      300,000   1,945.80   20010501      359
6465015300     80.00       79.90      06.875    20010401   20310301   360      820,000   5,386.82   20010501      358
6465182019     80.00       79.90      07.125    20010501   20310401   360      356,000   2,398.44   20010601      359
6465796941     69.80       69.80      07.375    20010501   20310401   360      977,500   6,751.35   20010501      359
6468132342     66.70       66.60      07.250    20010501   20310401   360      506,900   3,457.96   20010501      359
6472110029     57.10       57.10      07.250    20010501   20310401   360      420,000   2,865.15   20010501      359
6472413860     80.00       79.90      07.375    20010501   20310401   360      584,000   4,033.55   20010601      359
6473701776     75.00       75.00      06.875    20010501   20310401   360      434,250   2,852.72   20010501      359
6474808059     62.80       62.80      07.375    20010501   20310401   360      581,000   4,012.83   20010501      359
6474838544     33.40       33.40      06.625    20010501   20310401   360      468,000   2,996.66   20010501      359
6475894199     80.00       79.90      07.750    20010501   20310401   360      463,500   3,320.58   20010501      359
6476274565     73.10       73.00      07.500    20010501   20310401   360      307,000   2,146.59   20010601      359
6477036674     48.80       48.70      07.000    20010401   20310301   360    1,000,000   6,653.03   20010501      358
6477784406     70.00       70.00      07.125    20010501   20310401   360      308,000   2,075.06   20010501      359
6477917642     53.30       53.20      07.000    20010401   20310301   360    1,000,000   6,653.03   20010501      358
6477934217     55.00       54.90      06.875    20010501   20310401   360      648,500   4,260.19   20010501      359
6478314930     77.10       77.00      06.875    20010401   20310301   360      501,396   3,293.82   20010501      358
6479087642     80.00       79.90      07.125    20010401   20310301   360      394,400   2,657.15   20010501      358
6479099167     63.20       63.10      06.875    20010501   20310401   360      300,000   1,970.79   20010501      359
6479677368     75.00       74.80      07.000    20010401   20310301   360      318,750   2,120.66   20010601      358
6479922061     80.00       80.00      06.500    20010501   20310401   360      332,000   2,098.47   20010501      359
6479982248     80.00       79.90      07.500    20010401   20310301   360      500,000   3,496.08   20010501      358
6480123097     80.00       72.70      05.875    20010401   20310301   360      506,400   2,995.55   20010601      358
6480204814     60.00       60.00      06.875    20010501   20310401   360      828,000   5,439.38   20010501      359
6481376173     75.00       75.00      07.375    20010501   20310401   360      369,750   2,553.78   20010501      359
6482071310     68.80       68.70      06.625    20010501   20310401   360      330,000   2,113.03   20010501      359
6484234973     65.50       65.40      06.750    20010501   20310401   360      353,500   2,292.80   20010501      359
6484253056     65.80       65.80      06.875    20010501   20310401   360      366,000   2,404.36   20010501      359
6484292161     77.10       77.00      07.250    20010501   20310401   360      374,000   2,551.34   20010601      359
6485207598     66.70       66.60      07.000    20010501   20310401   360      320,000   2,128.97   20010501      359
6485581000     76.70       76.60      07.375    20010501   20310401   360      613,500   4,237.30   20010501      359
6485965963     77.20       77.00      07.375    20010401   20310301   360      650,000   4,489.39   20010501      358
6487193333     69.80       69.80      06.875    20010501   20310401   360      405,000   2,660.57   20010501      359
6487406180     80.00       80.00      06.750    20010501   20310401   360      420,000   2,724.12   20010501      359
6488252120     75.00       75.00      07.250    20010501   20310401   360      435,000   2,967.47   20010501      359
6488539815     69.60       69.60      06.875    20010601   20310501   360      330,000   2,167.87   20010601      360
6488787992     76.50       76.40      07.500    20010501   20310401   360      650,000   4,544.90   20010501      359
6488955748     80.00       79.90      07.000    20010401   20310301   360      311,950   2,075.42   20010501      358
6491182470     80.00       80.00      07.375    20010501   20310401   360      560,000   3,867.79   20010501      359
6491594187     80.00       79.90      07.000    20010401   20310301   360      412,000   2,741.05   20010501      358
6492411258     80.00       79.90      07.500    20010401   20310301   360      392,800   2,746.52   20010501      358
6492434755     80.00       80.00      07.125    20010501   20310401   360      748,000   5,039.42   20010501      359
6492584195     80.00       80.00      06.875    20010501   20310401   360      472,000   3,100.71   20010501      359
6493911884     68.90       68.90      06.875    20010501   20310401   360      320,600   2,106.12   20010501      359
6494148270     95.00       95.00      06.500    20010501   20310401   360      280,744   1,774.50   20010501      359
6494919407     79.30       79.20      07.000    20010501   20310401   360      325,000   2,162.24   20010501      359
6494984021     68.50       68.40      07.375    20010401   20310301   360      404,000   2,790.33   20010501      358
6494998518     36.80       36.70      07.000    20010501   20310401   360      456,500   3,037.11   20010501      359
6495619410     71.40       71.30      07.250    20010501   20310401   360      500,000   3,410.89   20010601      359
6495805175     75.60       75.50      07.000    20010401   20310301   360      650,000   4,324.47   20010501      358
6495924679     61.70       61.60      06.750    20010501   20310401   360      336,000   2,179.29   20010501      359
6496608248     67.20       67.20      07.125    20010501   20310401   360      461,050   3,106.18   20010501      359
6496905735     80.00       80.00      07.250    20010501   20310401   360      376,000   2,564.99   20010501      359
6497009933     50.50       50.50      07.250    20010501   20310401   360      404,000   2,756.00   20010501      359
6497878741     80.00       80.00      06.875    20010501   20310401   360      559,200   3,673.55   20010501      359
6498426656     41.70       41.60      07.375    20010401   20310301   360      708,500   4,893.44   20010501      358
6498804084     43.50       43.50      06.875    20010501   20310401   360      566,000   3,718.22   20010501      359
6499744776     80.00       79.90      06.750    20010501   20310401   360      439,900   2,853.19   20010501      359
6499791496     68.40       68.30      06.875    20010501   20310401   360      650,000   4,270.04   20010601      359
6500812489     74.10       74.00      07.125    20010501   20310401   360      411,000   2,768.99   20010501      359
6501174236     80.00       79.90      07.250    20010401   20310301   360      460,000   3,138.02   20010501      358
6502686576     80.00       80.00      07.250    20010501   20310401   360      631,200   4,305.90   20010501      359
6502726166     63.30       63.30      07.375    20010501   20310401   360      361,000   2,493.34   20010501      359
6503202290     80.00       80.00      06.500    20010501   20310401   360      728,000   4,601.46   20010501      359
6504517563     70.00       69.90      06.750    20010401   20310301   360      490,000   3,178.14   20010501      358
6505085966     80.00       80.00      07.375    20010501   20310401   360      360,000   2,486.44   20010501      359
6505097532     75.00       75.00      07.375    20010501   20310401   360      412,500   2,849.04   20010501      359
6505532181     70.40       70.30      06.875    20010401   20310301   360      650,000   4,270.04   20010501      358
6505859972     75.70       75.70      06.875    20010501   20310401   360      587,000   3,856.18   20010501      359
6505995008     75.00       74.90      07.375    20010401   20310301   360      397,500   2,745.44   20010501      358
6506118683     68.60       68.60      07.250    20010501   20310401   360      532,000   3,629.18   20010501      359
6506273819     39.20       39.20      07.250    20010501   20310401   360      500,000   3,410.89   20010501      359
6506350328     60.70       60.60      07.125    20010501   20310401   360      440,000   2,964.37   20010501      359
6507295316     67.50       67.40      06.875    20010401   20310301   360      364,320   2,393.33   20010501      358
6507356233     62.70       62.60      07.125    20010401   20310301   360      690,000   4,648.66   20010501      358
6507579370     38.00       37.90      06.625    20010401   20310301   360      380,000   2,433.19   20010501      358
6509934680     78.30       78.10      07.375    20010401   20310301   360      391,670   2,705.17   20010501      358
6510651299     80.00       80.00      07.500    20010501   20310401   360      361,600   2,528.36   20010501      359
6510737015     70.00       70.00      07.250    20010501   20310401   360      840,000   5,730.29   20010501      359
6511166685     72.00       71.90      06.875    20010401   20310301   360      648,000   4,256.90   20010501      358
6511569425     79.90       79.90      07.000    20010501   20310401   360      470,000   3,126.93   20010501      359
6511794627     40.20       40.10      07.000    20010501   20310401   360      526,000   3,499.50   20010501      359
6512022531     80.00       80.00      06.125    20010501   20310401   360      528,000   3,208.19   20010501      359
6512208486     80.00       79.90      07.250    20010401   20310301   360      420,000   2,865.15   20010501      358
6512603132     80.00       80.00      07.125    20010501   20310401   360      535,200   3,605.75   20010501      359
6512768828     45.10       45.00      07.000    20010501   20310401   360      586,000   3,898.68   20010501      359
6513500055     45.80       45.70      06.750    20010501   20310401   360      373,600   2,423.17   20010601      359
6513589017     74.30       74.20      07.375    20010501   20310401   360      356,800   2,464.33   20010601      359
6515240189     25.50       25.50      07.125    20010401   20310301   360      434,000   2,923.94   20010501      358
6516946586     43.30       43.20      06.875    20010501   20310401   360      996,000   6,543.02   20010601      359
6517733751     37.50       37.40      07.000    20010501   20310401   360      573,000   3,812.19   20010501      359
6519105149     70.00       70.00      06.375    20010501   20310401   360      612,500   3,821.21   20010501      359
6519487919     73.30       73.20      06.500    20010501   20310401   360      650,000   4,108.45   20010601      359
6519886219     53.60       53.50      06.625    20010401   20310301   360      750,000   4,802.34   20010501      358
6520457604     80.00       79.90      06.875    20010401   20310301   360      412,000   2,706.55   20010501      358
6520907608     48.10       48.00      06.625    20010401   20310301   360      368,000   2,356.35   20010501      358
6523009485     95.00       95.00      06.875    20010501   20310401   360      385,700   2,533.78   20010501      359
6523136023     77.10       76.90      06.000    20010401   20310301   360      540,000   3,237.58   20010601      358
6524121073     58.80       58.80      07.000    20010501   20310401   360      700,000   4,657.12   20010501      359
6525026990     65.30       65.20      07.000    20010401   20310301   360      522,500   3,476.21   20010501      358
6525403041     43.80       43.70      06.875    20010501   20310401   360      350,000   2,299.26   20010501      359
6526158776     89.30       89.30      07.250    20010501   20310401   360      385,000   2,626.38   20010501      359
6526805830     78.80       78.80      07.250    20010501   20310401   360      365,000   2,489.95   20010501      359
6527174046     80.00       79.80      07.125    20010401   20310301   360      340,000   2,290.65   20010601      358
6527820788     73.40       73.40      07.250    20010501   20310401   360      492,000   3,356.31   20010501      359
6528551952     72.50       72.40      07.500    20010401   20310301   360      290,000   2,027.73   20010501      358
6529027150     67.90       67.90      06.625    20010501   20310401   360      496,000   3,175.95   20010501      359
6532410245     54.40       54.20      07.250    20010401   20310301   360      383,500   2,616.15   20010501      358
6532442255     70.90       70.90      07.250    20010501   20310401   360      603,000   4,113.53   20010501      359
6533767320     70.00       69.90      07.250    20010401   20310301   360      560,000   3,820.19   20010501      358
6534003360     80.00       79.90      07.125    20010401   20310301   360      343,960   2,317.33   20010501      358
6534771875     64.80       64.70      07.125    20010501   20310401   360      528,000   3,557.24   20010501      359
6536792028     68.40       68.40      06.500    20010401   20310301   360      650,000   4,108.45   20010401      358
6537295682     62.90       62.80      06.875    20010601   20310501   360      550,000   3,613.11   20010601      360
6537665256     65.20       65.10      07.375    20010501   20310401   360      352,000   2,431.18   20010501      359
6538595916     80.00       80.00      06.375    20010501   20310401   360      490,000   3,056.97   20010501      359
6539139417     80.00       80.00      06.875    20010501   20310401   360      292,000   1,918.24   20010501      359
6539351632     79.80       79.70      07.250    20010501   20310401   360      638,000   4,352.29   20010501      359
6539907417     80.00       79.90      07.375    20010401   20310301   360      452,553   3,125.68   20010501      358
6540492292     80.00       79.90      07.125    20010401   20310301   360      744,000   5,012.47   20010501      358
6542816415     80.00       79.90      07.375    20010401   20310301   360      688,000   4,751.85   20010501      358
6543642893     57.00       56.90      06.875    20010401   20310301   360      356,000   2,338.67   20010501      358
6543644477     77.60       77.60      07.125    20010501   20310401   360      485,200   3,268.89   20010501      359
6544629550     80.00       80.00      06.500    20010501   20310401   360      340,000   2,149.04   20010501      359
6545916667     52.70       52.70      07.000    20010501   20310401   360      435,000   2,894.07   20010501      359
6546722155     79.20       79.20      07.000    20010501   20310401   360      404,000   2,687.83   20010501      359
6546969301     80.00       79.80      07.250    20010401   20310301   360      400,000   2,728.71   20010601      358
6547809027     40.50       40.40      06.625    20010401   20310301   360      510,000   3,265.59   20010501      358
6548294963     58.20       58.20      07.500    20010501   20310401   360      350,000   2,447.26   20010501      359
6548752598     80.00       79.90      07.125    20010401   20310301   360      432,500   2,913.84   20010501      358
6550565482     80.00       79.90      07.375    20010401   20310301   360      452,000   3,121.86   20010501      358
6550801168     80.00       80.00      06.500    20010501   20310401   360      439,200   2,776.05   20010501      359
6551676684     75.00       75.00      07.125    20010501   20310401   360      457,350   3,081.26   20010501      359
6551763789     74.30       74.20      07.000    20010501   20310401   360      375,000   2,494.89   20010501      359
6552962265     73.80       73.80      07.375    20010501   20310401   360      347,000   2,396.65   20010501      359
6554238748     68.20       68.20      07.000    20010501   20310401   360      505,000   3,359.78   20010501      359
6554536778     51.00       50.90      07.000    20010501   20310401   360      520,000   3,459.58   20010501      359
6554672102     31.40       31.40      07.125    20010501   20310401   360      385,000   2,593.82   20010501      359
6554989035     89.90       89.80      07.125    20010401   20310301   360      283,153   1,907.66   20010501      358
6555096830     77.10       77.00      06.625    20010501   20310401   360      397,000   2,542.04   20010501      359
6555872891     80.00       80.00      07.000    20010501   20310401   360      355,120   2,362.63   20010501      359
6556264536     73.00       73.00      07.125    20010501   20310401   360      390,700   2,632.22   20010501      359
6556688395     73.20       73.10      07.250    20010501   20310401   360      600,000   4,093.06   20010501      359
6558116411     56.00       55.90      06.750    20010501   20310401   360      300,000   1,945.80   20010501      359
6558238298     80.00       80.00      06.375    20010501   20310401   360      388,000   2,420.62   20010501      359
6558497712     75.80       75.70      07.000    20010401   20310301   360      341,300   2,270.68   20010501      358
6558759855     75.00       74.90      07.375    20010501   20310401   360      645,190   4,456.17   20010501      359
6558939952     53.80       53.70      07.000    20010401   20310301   360      430,000   2,860.81   20010501      358
6559775280     80.00       80.00      06.875    20010501   20310401   360      466,724   3,066.05   20010501      359
6561678126     74.10       74.00      06.875    20010501   20310401   360      400,000   2,627.72   20010501      359
6562131067     80.00       80.00      07.250    20010501   20310401   360      436,000   2,974.29   20010501      359
6563302774     70.00       69.60      07.250    20010401   20310301   360      525,000   3,581.43   20010501      358
6563917746     80.00       79.90      06.375    20010401   20310301   360      488,000   3,044.49   20010501      358
6564907951     67.40       67.20      07.125    20010401   20310301   360      650,000   4,379.18   20010501      358
6565611891     74.10       74.00      07.250    20010501   20310401   360      489,000   3,335.85   20010501      359
6567559437     60.00       60.00      07.375    20010501   20310401   360      495,000   3,418.85   20010501      359
6568057803     80.00       80.00      07.250    20010501   20310401   360      328,000   2,237.54   20010501      359
6568320383     80.00       80.00      06.500    20010501   20310401   360      344,000   2,174.32   20010501      359
6568449919     80.00       80.00      06.625    20010501   20310401   360      444,000   2,842.99   20010501      359
6570033107     43.60       43.60      07.250    20010501   20310401   360      590,000   4,024.85   20010501      359
6570253622     51.70       51.60      07.000    20010601   20310501   360      620,000   4,124.88   20010601      360
6572261730     80.00       80.00      07.375    20010501   20310401   360      456,000   3,149.48   20010501      359
6572566195     73.50       73.40      07.125    20010501   20310401   360      558,500   3,762.72   20010501      359
6572795257     80.00       79.90      07.000    20010501   20310401   360      415,950   2,767.33   20010501      359
6572854187     80.00       80.00      07.375    20010501   20310401   360      484,000   3,342.87   20010501      359
6572860093     69.90       69.80      06.500    20010501   20310401   360      311,000   1,965.74   20010501      359
6573573588     90.00       90.00      05.375    20010601   20310501   360      378,000   2,116.70   20010601      360
6574235740     80.00       80.00      07.250    20010501   20310401   360      491,200   3,350.85   20010501      359
6574584329     80.00       79.90      06.375    20010401   20310301   360      580,000   3,618.45   20010501      358
6574668213     40.00       40.00      07.000    20010501   20310401   360    1,000,000   6,653.03   20010501      359
6576374166     39.20       39.10      06.875    20010401   20310301   360    1,000,000   6,569.29   20010501      358
6577160952     80.00       80.00      07.125    20010501   20310401   360      319,200   2,150.51   20010501      359
6578212836     66.50       66.40      05.625    20010501   20310401   360      323,000   1,859.38   20010501      359
6580218607     80.00       80.00      07.125    20010501   20310401   360      500,000   3,368.60   20010501      359
6581781215     80.00       79.80      07.000    20010401   20310301   360      416,000   2,767.66   20010601      358
6583750440     80.00       80.00      07.000    20010501   20310401   360      388,000   2,581.38   20010501      359
6584118662     80.00       80.00      07.375    20010501   20310401   360      439,992   3,038.92   20010501      359
6584590019     73.90       73.80      07.250    20010401   20310301   360      600,000   4,093.06   20010501      358
6585106575     80.00       80.00      07.250    20010501   20310401   360      484,000   3,301.74   20010501      359
6585436931     80.00       79.90      07.375    20010401   20310301   360      608,000   4,199.31   20010501      358
6585921577     80.00       80.00      06.875    20010501   20310401   360      548,000   3,599.97   20010501      359
6587087542     75.00       75.00      06.750    20010501   20310401   360      644,250   4,178.60   20010501      359
6588018785     80.00       79.90      06.875    20010401   20310301   360      344,000   2,259.84   20010501      358
6588140183     80.00       79.90      07.000    20010501   20310401   360      504,245   3,354.76   20010501      359
6590044100     80.00       79.90      06.750    20010401   20310301   360      280,000   1,816.08   20010501      358
6590251804     75.00       74.90      07.250    20010401   20310301   360      791,250   5,397.72   20010501      358
6591155228     80.00       79.90      07.125    20010401   20310301   360      356,000   2,398.44   20010501      358
6591193013     80.00       80.00      07.125    20010501   20310401   360      436,800   2,942.81   20010501      359
6593187831     34.70       34.60      06.625    20010401   20310301   360      468,771   3,001.60   20010501      358
6595040434     90.00       90.00      07.250    20010501   20310401   360      285,300   1,946.25   20010501      359
6596852845     43.50       43.40      06.625    20010501   20310401   360      650,000   4,162.03   20010501      359
6596856523     80.00       80.00      06.875    20010501   20310401   360      620,000   4,072.96   20010501      359
6597124665     80.00       80.00      06.875    20010501   20310401   360      436,000   2,864.21   20010501      359
6601394536     61.40       61.30      06.875    20010401   20310301   360      368,300   2,419.47   20010501      358
6602002575     68.50       68.40      07.375    20010401   20310301   360      299,000   2,065.12   20010501      358
6603542744     70.00       70.00      06.875    20010501   20310401   360      325,500   2,138.31   20010501      359
6603609410     63.50       63.00      06.875    20010501   20310401   360      317,700   2,087.07   20010501      359
6604355765     78.70       78.60      07.375    20010401   20310301   360      354,000   2,444.99   20010501      358
6604745650     55.00       55.00      07.000    20010501   20310401   360      990,000   6,586.50   20010501      359
6604938859     80.00       79.90      07.000    20010501   20310401   360      479,950   3,193.12   20010501      359
6604983400     80.00       80.00      06.375    20010501   20310401   360      398,560   2,486.50   20010501      359
6605213542     80.00       79.90      07.500    20010401   20310301   360      444,800   3,110.11   20010501      358
6605906954     63.70       63.70      07.000    20010501   20310401   360      580,000   3,858.76   20010501      359
6607479349     73.70       73.60      06.250    20010501   20310401   360      441,900   2,720.86   20010501      359
6607510192     46.00       46.00      07.000    20010501   20310401   360      391,400   2,604.00   20010501      359
6607527261     57.90       57.50      07.000    20010401   20310301   360      390,000   2,594.68   20010601      358
6608109432     75.00       75.00      06.875    20010501   20310401   360      975,000   6,405.06   20010501      359
6608508294     75.00       75.00      07.375    20010501   20310401   360      427,500   2,952.64   20010501      359
6611229441     80.00       80.00      07.250    20010501   20310401   360      384,000   2,619.56   20010501      359
6611655504     50.10       50.10      06.875    20010501   20310401   360      576,400   3,786.54   20010501      359
6613092979     80.00       80.00      07.500    20010501   20310401   360      484,000   3,384.20   20010501      359
6614778337     70.00       69.90      06.750    20010401   20310301   360      392,000   2,542.51   20010501      358
6614964846     62.30       62.20      07.375    20010601   20310501   360      330,000   2,279.23   20010601      360
6615180335     75.60       75.50      06.000    20010501   20310401   360      356,830   2,139.38   20010501      359
6616030968     36.80       36.80      07.250    20010401   20310301   360      700,000   4,775.24   20010501      358
6616620537     80.00       80.00      07.250    20010501   20310401   360      420,000   2,865.15   20010501      359
6616697550     58.90       58.90      06.875    20010501   20310401   360      492,000   3,232.09   20010501      359
6617850828     73.80       73.80      07.375    20010501   20310401   360      513,000   3,543.17   20010501      359
6617959447     41.90       41.90      07.125    20010501   20310401   360      650,000   4,379.18   20010501      359
6619695692     68.00       67.80      06.875    20010401   20310301   360      350,000   2,299.26   20010601      358
6620864741     80.00       80.00      06.875    20010601   20310501   360      999,200   6,564.04   20010601      360
6621332284     69.20       69.10      06.375    20010401   20310301   360      366,600   2,287.11   20010501      358
6621523957     31.90       31.90      06.750    20010501   20310401   360      300,000   1,945.80   20010501      359
6621708657     69.90       69.80      07.000    20010501   20310401   360      327,000   2,175.54   20010501      359
6622136494     75.10       75.00      07.125    20010501   20310401   360      533,000   3,590.92   20010501      359
6622269428     69.60       69.50      07.375    20010401   20310301   360      550,000   3,798.72   20010501      358
6622651492     80.00       79.90      07.375    20010401   20310301   360      348,000   2,403.55   20010501      358
6623175921     70.00       69.90      07.000    20010401   20310301   360      595,000   3,958.55   20010501      358
6623506208     61.20       61.10      07.125    20010501   20310401   360      795,000   5,356.07   20010501      359
6623635429     64.70       64.50      07.250    20010501   20310401   360      313,600   2,139.31   20010601      359
6623650964     38.50       38.40      06.750    20010401   20310301   360      375,000   2,432.25   20010501      358
6624026610     58.50       58.40      07.000    20010401   20310301   360      570,000   3,792.23   20010501      358
6624104557     79.40       79.40      07.375    20010501   20310401   360      405,000   2,797.24   20010501      359
6624815863     75.00       75.00      07.375    20010501   20310401   360      491,250   3,392.95   20010501      359
6625896920     80.00       79.90      07.125    20010501   20310401   360      599,900   4,041.64   20010501      359
6626456294     80.00       79.90      06.625    20010501   20310401   360      655,000   4,194.04   20010501      359
6627379511     80.00       79.90      06.750    20010401   20310301   360      641,600   4,161.41   20010501      358
6628745033     75.00       75.00      06.875    20010501   20310401   360      468,750   3,079.36   20010501      359
6629344109     70.00       70.00      06.750    20010501   20310401   360      560,000   3,632.15   20010501      359
6629491587     80.00       79.80      07.500    20010401   20310301   360      485,200   3,392.59   20010601      358
6633037491     75.00       74.90      07.500    20010401   20310301   360      900,000   6,292.94   20010501      358
6633635369     20.00       19.90      07.000    20010401   20310301   360      400,000   2,661.21   20010501      358
6634677782     80.00       79.90      06.750    20010401   20310301   360      388,000   2,516.57   20010501      358
6634950403     80.00       79.90      07.375    20010401   20310301   360      374,400   2,585.89   20010501      358
6635050195     51.20       51.10      06.500    20010501   20310401   360      440,000   2,781.10   20010501      359
6636246255     35.90       35.80      06.875    20010501   20310401   360      750,000   4,926.97   20010501      359
6637504900     46.10       46.00      07.250    20010501   20310401   360      650,000   4,434.15   20010501      359
6637729440     74.80       74.70      06.125    20010501   20310401   360      445,000   2,703.87   20010601      359
6637854859     66.70       66.60      06.875    20010501   20310401   360      320,000   2,102.18   20010501      359
6637896413     72.60       72.60      07.250    20010501   20310401   360      610,000   4,161.28   20010501      359
6638714375     59.90       59.80      06.625    20010501   20310401   360    1,000,000   6,403.11   20010501      359
6639769170     75.00       74.90      07.250    20010401   20310301   360      315,750   2,153.98   20010501      358
6639828166     67.20       67.20      07.500    20010501   20310401   360      605,000   4,230.25   20010501      359
6640711427     80.00       79.90      07.000    20010401   20310301   360      344,000   2,288.65   20010501      358
6641457681     80.00       79.90      06.500    20010401   20310301   360      388,800   2,457.49   20010501      358
6642338658     90.00       89.90      07.250    20010501   20310401   360      431,900   2,946.32   20010601      359
6642613605     80.00       80.00      07.250    20010501   20310401   360      320,000   2,182.97   20010501      359
6642615196     80.00       80.00      06.500    20010501   20310401   360      559,200   3,534.53   20010501      359
6644085976     66.70       66.60      07.500    20010401   20310301   360      500,000   3,496.08   20010501      358
6644533371     80.00       80.00      07.125    20010501   20310401   360      492,000   3,314.70   20010501      359
6644843044     77.10       77.00      07.000    20010401   20310301   360      578,000   3,845.45   20010501      358
6645035988     64.50       64.50      06.500    20010501   20310401   360      500,000   3,160.34   20010501      359
6645036978     63.40       63.30      06.500    20010401   20310301   360      450,000   2,844.31   20010501      358
6645388957     50.80       50.80      07.000    20010501   20310401   360      600,000   3,991.82   20010501      359
6645911741     80.00       80.00      06.750    20010501   20310401   360      284,000   1,842.02   20010501      359
6646883436     80.00       79.90      06.250    20010501   20310401   360      324,000   1,994.93   20010601      359
6646962362     50.00       50.00      06.750    20010501   20310401   360      750,000   4,864.49   20010501      359
6648075338     77.50       77.40      06.625    20010501   20310401   360      550,000   3,521.72   20010501      359
6649033757     80.00       80.00      07.375    20010601   20310501   360      336,800   2,326.20   20010601      360
6649307706     80.00       79.90      07.000    20010401   20310301   360      392,000   2,607.99   20010501      358
6649587786     70.00       69.90      06.375    20010501   20310401   360      378,000   2,358.23   20010601      359
6649794903     80.00       79.90      07.125    20010501   20310401   360      679,900   4,580.62   20010601      359
6650577486     72.80       72.70      07.625    20010401   20310301   360      364,000   2,576.37   20010501      358
6651910157     79.90       79.80      07.250    20010501   20310401   360      411,300   2,805.80   20010501      359
6654234316     57.10       57.00      06.750    20010501   20310401   360      485,000   3,145.71   20010501      359
6656104350     80.00       79.80      07.000    20010401   20310301   360      376,000   2,501.54   20010601      358
6656237119     57.00       57.00      07.125    20010501   20310401   360      582,000   3,921.05   20010501      359
6656492698     80.00       80.00      07.250    20010501   20310401   360      456,000   3,110.73   20010501      359
6656507123     76.00       76.00      07.125    20010501   20310401   360      645,650   4,349.87   20010501      359
6657004039     41.80       41.70      06.750    20010401   20310301   360      399,000   2,587.91   20010601      358
6658309692     60.50       60.40      06.875    20010501   20310401   360      650,000   4,270.04   20010501      359
6658709552     66.40       66.30      07.500    20010401   20310301   360      720,000   5,034.35   20010501      358
6658887515     72.50       72.50      07.125    20010501   20310401   360      650,000   4,379.18   20010501      359
6659483132     73.50       73.30      06.500    20010401   20310301   360      484,500   3,062.37   20010601      358
6660097566     80.00       79.90      07.000    20010401   20310301   360      391,920   2,607.46   20010501      358
6660250736     41.20       41.10      07.250    20010401   20310301   360      350,000   2,387.62   20010501      358
6660612034     38.10       38.00      07.375    20010501   20310401   360      320,000   2,210.17   20010501      359
6660721686     80.00       80.00      06.750    20010501   20310401   360      338,000   2,192.27   20010501      359
6661737178     65.40       65.30      07.000    20010401   20310301   360      451,400   3,003.18   20010501      358
6662562468     78.50       78.40      07.250    20010401   20310301   360      475,000   3,240.34   20010501      358
6662646089     79.00       78.90      06.875    20010501   20310401   360      383,000   2,516.04   20010501      359
6663494117     53.20       53.10      07.000    20010501   20310401   360      420,000   2,794.28   20010501      359
6664312367     57.80       57.70      07.000    20010501   20310401   360      650,000   4,324.47   20010501      359
6665054687     80.00       79.90      07.375    20010401   20310301   360      384,000   2,652.20   20010501      358
6665289788     75.40       75.20      06.875    20010501   20310401   360      622,038   4,086.35   20010501      359
6665906100     75.60       75.60      06.750    20010501   20310401   360      465,000   3,015.99   20010501      359
6665933773     72.10       72.10      06.500    20010501   20260401   300      375,000   2,532.03   20010501      299
6666055949     55.10       55.00      07.125    20010501   20310401   360      380,000   2,560.14   20010601      359
6666156523     75.00       75.00      06.875    20010501   20310401   360      337,500   2,217.14   20010501      359
6666711707     39.30       39.20      06.750    20010501   20310401   360      373,500   2,422.52   20010601      359
6667654013     64.00       64.00      07.000    20010501   20310401   360      800,000   5,322.42   20010501      359
6668378828     80.00       79.90      07.000    20010401   20310301   360      575,450   3,828.49   20010501      358
6668830703     80.00       80.00      07.250    20010501   20310401   360      408,000   2,783.28   20010501      359
6669316389     80.00       79.90      07.125    20010401   20310301   360      559,960   3,772.56   20010501      358
6669360429     80.00       79.90      07.000    20010501   20310401   360      519,200   3,454.26   20010601      359
6669382928     32.80       32.80      07.125    20010501   20310401   360      492,000   3,314.70   20010501      359
6669449214     59.30       59.20      06.750    20010401   20310301   360      400,000   2,594.40   20010501      358
6669686575     80.00       79.90      07.125    20010401   20310301   360      340,000   2,290.65   20010501      358
6670191730     68.90       68.80      07.500    20010501   20310401   360      310,000   2,167.57   20010501      359
6672075758     80.00       80.00      07.500    20010501   20310401   360      388,000   2,712.96   20010501      359
6673275878     86.60       86.50      07.250    20010501   20310401   360      391,300   2,669.36   20010501      359
6673690068     63.10       63.10      07.250    20010501   20310401   360      805,000   5,491.52   20010501      359
6673969249     80.00       80.00      06.875    20010501   20310401   360      408,000   2,680.27   20010501      359
6674184186     95.00       94.90      07.375    20010401   20310301   360      320,150   2,211.20   20010501      358
6675139585     79.90       79.70      07.000    20010401   20310301   360      374,000   2,488.24   20010501      358
6675167321     75.30       75.20      06.500    20010501   20310401   360      533,000   3,368.93   20010501      359
6676072033     80.00       80.00      06.875    20010501   20310401   360      386,000   2,535.75   20010501      359
6676970665     69.20       69.10      06.625    20010501   20310401   360      550,000   3,521.72   20010501      359
6677733146     75.00       75.00      07.250    20010501   20310401   360      397,500   2,711.66   20010501      359
6678685980     89.70       89.60      07.375    20010401   20310301   360      411,000   2,838.68   20010501      358
6679042173     72.60       72.60      07.250    20010501   20310401   360      443,000   3,022.05   20010501      359
6680023501     55.70       55.70      06.875    20010501   20310401   360      557,000   3,659.10   20010501      359
6680852198     73.30       73.30      07.375    20010501   20310401   360      385,000   2,659.10   20010501      359
6682362972     80.00       79.90      07.125    20010501   20310401   360      424,000   2,856.57   20010601      359
6682767501     80.00       80.00      07.250    20010501   20310401   360      452,000   3,083.44   20010501      359
6683110644     59.50       59.50      07.000    20010501   20310401   360      750,000   4,989.77   20010501      359
6683920455     80.00       80.00      06.750    20010501   20310401   360      580,000   3,761.87   20010501      359
6684192088     80.00       80.00      07.125    20010501   20310401   360      311,200   2,096.62   20010501      359
6684659474     79.80       79.70      07.500    20010501   20310401   360      356,500   2,492.70   20010501      359
6686232981     79.10       78.90      07.000    20010401   20310301   360      545,500   3,629.23   20010501      358
6686786119     75.00       75.00      07.250    20010501   20310401   360      345,000   2,353.51   20010501      359
6686943199     47.50       47.30      06.875    20010401   20310301   360      380,000   2,496.33   20010501      358
6687616992     75.00       74.90      07.250    20010401   20310301   360      330,000   2,251.19   20010501      358
6688366977     75.00       75.00      07.375    20010501   20310401   360      416,250   2,874.94   20010501      359
6688388849     76.60       76.50      06.750    20010501   20310401   360      360,000   2,334.96   20010501      359
6688913521     80.00       80.00      07.375    20010501   20310401   360      712,000   4,917.61   20010501      359
6688971057     80.00       79.90      06.750    20010401   20310301   360      504,000   3,268.94   20010501      358
6689363676     54.80       54.70      07.000    20010401   20310301   360      478,300   3,182.15   20010501      358
6689878004     73.20       73.10      07.000    20010401   20310301   360      410,000   2,727.75   20010501      358
6689985171     46.40       46.40      06.875    20010501   20310401   360      649,900   4,269.39   20010501      359
6691647017     59.40       59.40      07.000    20010501   20310401   360      463,600   3,084.35   20010501      359
6691901505     22.70       22.70      06.750    20010401   20310301   360      500,000   3,243.00   20010501      358
6692693952     75.00       75.00      06.875    20010501   20310401   360      337,500   2,217.14   20010501      359
6692968503     80.00       80.00      07.375    20010501   20310401   360      528,000   3,646.77   20010501      359
6694335131     58.10       58.00      07.125    20010401   20310301   360      526,000   3,543.76   20010501      358
6694417509     56.90       56.80      06.750    20010401   20310301   360      318,500   2,065.79   20010501      358
6695137049     79.90       79.70      07.500    20010401   20310301   360      535,000   3,740.80   20010501      358
6695814126     60.20       60.10      07.000    20010501   20310401   360      722,000   4,803.49   20010501      359
6695972114     76.90       76.80      07.125    20010501   20310401   360      347,000   2,337.81   20010601      359
6696263497     70.00       70.00      07.375    20010501   20310401   360      696,500   4,810.56   20010501      359
6697302534     75.00       75.00      07.375    20010501   20310401   360      450,000   3,108.04   20010501      359
6698729180     65.50       65.40      07.250    20010501   20310401   360      370,000   2,524.06   20010501      359
6699011885     80.00       79.90      06.875    20010401   20310301   360      433,600   2,848.45   20010501      358
6699576945      9.30       9.20       07.375    20010501   20310401   360      650,000   4,489.39   20010501      359
6700200881     80.00       80.00      06.875    20010501   20310401   360      472,000   3,100.71   20010501      359
6700758367     66.20       66.20      07.000    20010501   20310401   360      341,000   2,268.69   20010501      359
6702270155     53.60       53.60      06.875    20010501   20310401   360      630,000   4,138.66   20010501      359
6702302198     80.00       80.00      07.500    20010501   20310401   360      412,000   2,880.77   20010501      359
6702591386     78.50       78.40      07.000    20010501   20310401   360      510,000   3,393.05   20010501      359
6702955466     11.00       10.90      06.875    20010501   20310401   360      549,000   3,606.54   20010501      359
6703128683     25.80       25.70      06.750    20010401   20310301   360      400,000   2,594.40   20010501      358
6705085915     79.90       79.90      07.125    20010501   20310401   360      486,000   3,274.28   20010501      359
6705453675     38.00       37.90      07.000    20010501   20310401   360      493,800   3,285.27   20010501      359
6705908504     69.30       69.20      07.000    20010501   20310401   360      322,200   2,143.61   20010501      359
6706453096     61.70       61.70      07.000    20010501   20310401   360      355,000   2,361.83   20010501      359
6707890155     79.20       79.00      06.750    20010401   20310301   360      288,900   1,873.80   20010501      358
6707990021     80.00       80.00      07.125    20010501   20310401   360      561,600   3,783.61   20010501      359
6708697088     75.00       75.00      06.875    20010501   20310401   360      575,250   3,778.99   20010501      359
6708705725     64.20       64.00      06.750    20010401   20310301   360      340,000   2,205.24   20010501      358
6709025305     73.80       73.80      07.250    20010501   20310401   360      576,000   3,929.34   20010501      359
6710147510     54.10       54.10      07.125    20010501   20310401   360      460,000   3,099.11   20010501      359
6713405790     61.00       60.90      07.125    20010501   20310401   360      445,000   2,998.05   20010501      359
6713516372     95.00       94.70      07.500    20010401   20310301   360      315,590   2,206.66   20010501      358
6713856398     55.00       55.00      07.250    20010501   20310401   360    1,000,000   6,821.77   20010501      359
6714901821     75.00       74.90      07.500    20010501   20310401   360      959,250   6,707.22   20010601      359
6716054074     80.00       79.90      07.500    20010401   20310301   360      329,200   2,301.82   20010501      358
6716575573     77.90       77.90      06.875    20010501   20310401   360      448,000   2,943.05   20010501      359
6717871120     75.00       74.90      06.875    20010401   20310301   360      435,000   2,857.65   20010501      358
6720013744     80.00       79.90      07.375    20010401   20310301   360      344,800   2,381.45   20010501      358
6721180195     80.00       80.00      07.375    20010501   20310401   360      471,200   3,254.47   20010501      359
6722059125     74.00       73.90      07.000    20010501   20310401   360      335,000   2,228.77   20010501      359
6722443329     79.60       79.50      07.375    20010501   20310401   360      573,000   3,957.57   20010601      359
6723265044     61.40       61.40      06.750    20010501   20310401   360      510,000   3,307.86   20010501      359
6724209041     46.70       46.60      07.125    20010401   20310301   360      700,000   4,716.03   20010501      358
6724755720     74.90       74.90      07.000    20010501   20310401   360      293,000   1,949.34   20010501      359
6725233610     65.30       65.20      05.875    20010401   20310301   360      450,000   2,661.93   20010501      358
6726397042     52.90       52.90      06.750    20010501   20310401   360      410,200   2,660.55   20010501      359
6727449222     80.00       80.00      07.500    20010501   20310401   360      444,000   3,104.52   20010501      359
6728940641     35.40       35.30      07.125    20010501   20310401   360      460,000   3,099.11   20010501      359
6729024106     74.40       74.40      07.125    20010501   20310401   360      575,000   3,873.89   20010501      359
6729841095     68.40       68.40      06.875    20010501   20310401   360      342,000   2,246.70   20010501      359
6730189708     79.40       79.30      06.750    20010401   20310301   360      516,000   3,346.77   20010501      358
6730438196     54.50       54.50      06.250    20010501   20310401   360      600,000   3,694.31   20010501      359
6730486021     55.20       55.10      07.250    20010501   20310401   360      400,000   2,728.71   20010501      359
6731027105     69.90       69.90      07.250    20010501   20310401   360      472,000   3,219.88   20010501      359
6731213150     67.50       67.40      06.875    20010501   20310401   360      469,000   3,081.00   20010501      359
6731886369     80.00       79.90      07.125    20010501   20310401   360      422,000   2,843.10   20010501      359
6733245747     80.00       80.00      07.125    20010501   20310401   360      586,400   3,950.69   20010501      359
6733599655     80.00       80.00      07.250    20010501   20310401   360      495,200   3,378.14   20010501      359
6734340000     79.90       79.80      07.375    20010401   20310301   360      401,200   2,770.99   20010501      358
6734347716     64.10       64.00      07.125    20010501   20310401   360      410,000   2,762.25   20010501      359
6736898328     80.00       79.90      07.125    20010401   20310301   360      399,950   2,694.54   20010501      358
6737223765     75.00       75.00      07.250    20010501   20310401   360      622,500   4,246.55   20010501      359
6737295532     71.40       71.40      07.000    20010601   20310501   360      650,000   4,324.47   20010601      360
6738045209     31.70       31.70      07.125    20010501   20310401   360      698,000   4,702.56   20010501      359
6738466082     29.70       29.60      07.000    20010501   20310401   360      980,000   6,519.97   20010501      359
6739085691     66.10       66.00      07.250    20010501   20310401   360      489,000   3,335.85   20010501      359
6739186226     80.00       80.00      06.875    20010501   20310401   360      398,400   2,617.21   20010501      359
6739386149     64.60       64.60      07.125    20010501   20310401   360      420,000   2,829.62   20010501      359
6739629886     80.00       80.00      06.875    20010501   20310401   360      340,000   2,233.56   20010501      359
6739693775     48.70       48.60      07.000    20010401   20310301   360      475,000   3,160.19   20010501      358
6739807714     80.00       79.90      07.125    20010401   20310301   360      438,000   2,950.89   20010501      358
6741092537     20.40       20.40      07.125    20010501   20310401   360      920,000   6,198.22   20010501      359
6741361049     80.00       79.90      06.875    20010501   20310401   360      403,000   2,647.43   20010501      359
6742803742     69.00       68.90      06.625    20010501   20310401   360    1,000,000   6,403.11   20010501      359
6743352798     80.00       80.00      07.000    20010501   20310401   360      516,000   3,432.97   20010501      359
6743401496     68.00       68.00      06.875    20010501   20310401   360      612,000   4,020.41   20010501      359
6743885748     80.00       79.90      07.375    20010501   20310401   360      376,000   2,596.94   20010601      359
6744093896     78.60       78.50      06.750    20010401   20310301   360      625,000   4,053.74   20010501      358
6745229085     23.80       23.80      07.500    20010501   20310401   360    1,000,000   6,992.15   20010501      359
6745897709     80.00       80.00      06.875    20010601   20310501   360      580,000   3,810.19   20010601      360
6746880811     80.00       80.00      07.125    20010401   20310301   360      303,600   2,045.41   20010401      358
6746983144     43.10       43.00      06.875    20010401   20310301   360      647,000   4,250.33   20010501      358
6748376263     80.00       79.90      07.375    20010401   20310301   360      716,000   4,945.24   20010501      358
6748628895     57.10       57.00      06.625    20010401   20310301   360      500,000   3,201.56   20010501      358
6748712384     51.60       51.50      07.375    20010501   20310401   360      464,000   3,204.74   20010501      359
6749454093     62.50       62.30      07.125    20010501   20310401   360      450,000   3,031.74   20010601      359
6749479785     50.00       50.00      06.750    20010501   20310401   360      300,000   1,945.80   20010501      359
6750190552     53.90       53.90      07.125    20010501   20310401   360      647,000   4,358.96   20010501      359
6750361690     80.00       79.90      07.250    20010401   20310301   360      675,852   4,610.51   20010501      358
6753258950     79.50       79.50      06.500    20010501   20310401   360      404,000   2,553.56   20010501      359
6753855912     80.00       80.00      07.125    20010501   20310401   360      360,000   2,425.39   20010501      359
6753878732     60.00       60.00      06.875    20010501   20310401   360      410,000   2,693.41   20010501      359
6754187166     78.00       77.90      06.750    20010401   20310301   360      398,000   2,581.43   20010501      358
6755492508     75.00       74.90      07.500    20010501   20310401   360      363,800   2,543.75   20010501      359
6755499461     75.00       74.80      06.625    20010401   20310301   360      431,250   2,761.35   20010501      358
6755785174     38.10       38.10      07.125    20010501   20310401   360      450,000   3,031.74   20010501      359
6755886642     77.60       77.60      07.250    20010501   20310401   360      426,800   2,911.53   20010501      359
6757213647     59.30       59.20      06.875    20010401   20310301   360      800,000   5,255.44   20010501      358
6758070038     80.00       80.00      07.000    20010501   20310401   360      360,000   2,395.09   20010501      359
6758465667     80.00       79.90      06.750    20010501   20310401   360      571,950   3,709.66   20010501      359
6759708511     37.20       37.10      06.750    20010401   20310301   360      335,000   2,172.81   20010501      358
6760789989     75.10       75.00      07.375    20010401   20310301   360      650,000   4,489.39   20010501      358
6760830882     80.00       79.90      07.250    20010401   20310301   360      384,800   2,625.02   20010501      358
6761695623     33.90       33.80      07.000    20010501   20310401   360      474,000   3,153.54   20010501      359
6762334586     43.70       43.70      07.000    20010501   20310401   360      656,000   4,364.39   20010501      359
6762765235     73.50       73.40      07.000    20010501   20310401   360      386,000   2,568.07   20010501      359
6762848346     60.00       59.90      06.125    20010501   20310401   360      496,366   3,015.98   20010601      359
6763957831     73.70       73.70      07.250    20010501   20310401   360      361,250   2,464.37   20010501      359
6764135981     80.00       80.00      07.250    20010501   20310401   360      488,000   3,329.03   20010501      359
6764521271     76.00       75.90      07.000    20010501   20310401   360      558,500   3,715.72   20010501      359
6764646268      8.80       8.80       06.875    20010501   20310401   360      565,400   3,714.28   20010501      359
6765535338     80.00       80.00      07.000    20010501   20310401   360      444,000   2,953.95   20010501      359
6769796316     78.70       78.70      06.375    20010501   20310401   360      370,000   2,308.32   20010501      359
6769907566     45.00       44.90      07.500    20010501   20310401   360      385,000   2,691.98   20010601      359
6772367303     80.00       80.00      06.500    20010501   20310401   360      600,000   3,792.41   20010501      359
6772610140     37.60       37.60      07.125    20010501   20310401   360      395,000   2,661.19   20010501      359
6773188310     80.00       80.00      07.250    20010501   20310401   360      380,000   2,592.27   20010501      359
6773753212     80.00       79.90      07.250    20010401   20310301   360      640,000   4,365.93   20010501      358
6773911646     70.10       70.00      06.625    20010401   20310301   360      347,000   2,221.88   20010501      358
6775358358     80.00       79.90      07.250    20010501   20310401   360      471,100   3,213.74   20010501      359
6776883255     80.00       80.00      07.625    20010501   20310401   360      732,000   5,181.05   20010501      359
6779152195     74.20       74.10      07.000    20010501   20310401   360      445,000   2,960.60   20010501      359
6779378964     80.00       79.80      07.000    20010401   20310301   360      360,000   2,395.09   20010601      358
6779434064     80.00       79.90      06.625    20010401   20310301   360      296,800   1,900.45   20010501      358
6780088933     65.30       65.30      07.125    20010501   20310401   360      294,000   1,980.74   20010501      359
6780402340     75.00       75.00      07.250    20010501   20310401   360      971,250   6,625.64   20010501      359
6782094152     75.00       74.90      07.000    20010401   20310301   360      337,500   2,245.40   20010501      358
6782473687     70.00       69.90      06.375    20010401   20310301   360      518,700   3,236.02   20010501      358
6782868829     70.00       69.90      07.375    20010401   20310301   360      280,000   1,933.90   20010501      358
6785404689     63.30       63.30      07.375    20010501   20310401   360      345,000   2,382.83   20010501      359
6785927580     80.00       79.90      07.250    20010401   20310301   360      348,000   2,373.98   20010501      358
6786939873     80.00       80.00      07.375    20010501   20310401   360      416,000   2,873.21   20010501      359
6787161519     80.00       80.00      07.375    20010501   20310401   360      440,000   3,038.98   20010501      359
6787475646     78.40       78.40      07.250    20010501   20310401   360      380,300   2,594.32   20010501      359
6788567334     19.90       19.80      07.125    20010501   20310401   360      557,000   3,752.62   20010501      359
6789549448     70.00       70.00      06.875    20010501   20310401   360      500,500   3,287.93   20010501      359
6789598031     80.00       79.90      06.375    20010501   20310401   360      280,550   1,750.27   20010501      359
6789661623     80.00       80.00      07.000    20010501   20310401   360      338,000   2,248.73   20010501      359
6789804827     65.80       65.70      07.000    20010401   20310301   360      416,000   2,767.66   20010501      358
6789976021     69.40       69.40      07.250    20010501   20310401   360      500,000   3,410.89   20010501      359
6790223983     48.60       48.50      06.500    20010501   20310401   360      340,000   2,149.04   20010501      359
6790309899     52.60       52.60      07.250    20010501   20310401   360      418,500   2,854.91   20010501      359
6794254414     80.00       80.00      06.625    20010501   20310401   360      508,000   3,252.78   20010501      359
6794274461     75.00       75.00      06.750    20010501   20310401   360      450,000   2,918.70   20010501      359
6794670791     63.10       63.00      06.500    20010401   20310301   360      331,200   2,093.41   20010501      358
6794912920     67.30       67.30      07.250    20010501   20310401   360      276,000   1,882.81   20010501      359
6795730453     39.20       39.20      06.875    20010501   20310401   360      500,000   3,284.65   20010501      359
6796338207     80.00       79.90      06.875    20010401   20310301   360      316,000   2,075.90   20010501      358
6797004212     73.50       73.40      07.000    20010401   20310301   360      750,000   4,989.77   20010501      358
6797794515     80.00       79.90      06.625    20010401   20310301   360      544,000   3,483.30   20010501      358
6800178367     80.00       79.90      07.000    20010501   20310401   360      615,200   4,092.95   20010601      359
6800239003     51.10       50.80      06.875    20010401   20310301   360      970,000   6,372.21   20010501      358
6800956143     79.90       79.80      06.750    20010401   20310301   360      402,800   2,612.56   20010501      358
6802204963     27.20       27.20      07.000    20010501   20310401   360      354,000   2,355.18   20010501      359
6802918547     89.90       89.80      07.375    20010501   20310401   360      373,000   2,576.22   20010501      359
6805782726     62.60       62.50      06.750    20010501   20310401   360      657,000   4,261.29   20010501      359
6806406358     80.00       79.90      07.125    20010401   20310301   360      631,100   4,251.84   20010501      358
6806750185     69.20       69.10      07.125    20010401   20310301   360      450,000   3,031.74   20010501      358
6807265860     45.70       45.70      06.875    20010501   20310401   360      494,000   3,245.23   20010501      359
6808654047     70.00       70.00      07.125    20010501   20310401   360      392,000   2,640.98   20010501      359
6809285585     71.00       70.90      07.000    20010401   20310301   360      781,300   5,198.01   20010501      358
6810519071     80.00       80.00      07.000    20010501   20310401   360      560,000   3,725.70   20010501      359
6811991766     80.00       80.00      07.250    20010501   20310401   360      416,000   2,837.86   20010501      359
6813227433     44.00       43.90      06.875    20010401   20310301   360      572,000   3,757.64   20010501      358
6813450555     80.00       80.00      07.250    20010501   20310401   360      368,000   2,510.41   20010501      359
6813856322     80.00       79.90      07.375    20010501   20310401   360      356,000   2,458.81   20010601      359
6814107444     80.00       80.00      07.500    20010501   20310401   360      420,000   2,936.71   20010501      359
6814689995     46.00       45.90      07.000    20010401   20310301   360      455,000   3,027.13   20010501      358
6815661845     75.00       74.90      06.750    20010401   20310301   360      600,000   3,891.59   20010501      358
6815737835     64.60       64.50      05.750    20010401   20310301   360      310,000   1,809.08   20010501      358
6816214461     68.70       68.60      07.375    20010501   20310401   360      436,000   3,011.35   20010501      359
6816606039     60.80       60.70      07.250    20010401   20310301   360      292,000   1,991.96   20010501      358
6816973454     35.40       35.30      07.250    20010401   20310301   360      730,000   4,979.89   20010501      358
6817035220     77.40       77.30      07.375    20010501   20310401   360      352,000   2,431.18   20010501      359
6817883892     80.00       80.00      07.125    20010501   20310401   360      396,000   2,667.93   20010501      359
6818806298     69.60       69.50      07.125    20010401   20310301   360      360,000   2,425.39   20010501      358
6819351781     80.00       79.80      07.375    20010401   20310301   360      880,000   6,077.95   20010601      358
6820224142     54.50       54.20      06.875    20010501   20310401   360      300,000   1,970.79   20010501      359
6820557905     58.20       58.20      07.250    20010501   20310401   360      550,000   3,751.97   20010501      359
6820708946     80.00       79.90      07.250    20010501   20310401   360      368,000   2,510.41   20010601      359
6821399802     50.00       50.00      07.250    20010501   20310401   360      650,000   4,434.15   20010501      359
6821460760     75.00       74.90      07.500    20010401   20310301   360      900,000   6,292.94   20010501      358
6821545230     79.30       79.20      06.875    20010501   20310401   360      365,000   2,397.80   20010601      359
6824069477     80.00       79.90      07.000    20010401   20310301   360      383,200   2,549.44   20010501      358
6824133216     80.00       80.00      07.250    20010501   20310401   360      452,000   3,083.44   20010501      359
6824352253     68.00       67.90      07.250    20010501   20310401   360      333,000   2,271.65   20010501      359
6824653254     70.00       70.00      06.750    20010501   20310401   360      717,500   4,653.70   20010501      359
6824834391     60.30       60.30      07.000    20010501   20310401   360      374,000   2,488.24   20010501      359
6825220020     55.50       55.50      06.875    20010501   20310401   360      493,000   3,238.66   20010501      359
6825342543     76.30       76.20      07.125    20010401   20310301   360      500,000   3,368.60   20010601      358
6825423608     90.00       90.00      07.250    20010501   20310401   360      393,210   2,682.39   20010501      359
6826254226     63.80       63.80      07.000    20010501   20310401   360      367,100   2,442.33   20010501      359
6826661586     76.70       76.50      07.375    20010501   20310401   360      505,900   3,494.13   20010601      359
6826881457     62.70       62.60      07.000    20010501   20310401   360      395,000   2,627.95   20010501      359
6827366334     53.70       53.60      07.375    20010501   20310401   360      650,000   4,489.39   20010601      359
6827919637     79.80       79.80      06.500    20010501   20310401   360      419,000   2,648.37   20010501      359
6828658135     95.00       95.00      07.500    20010501   20310401   360      356,250   2,490.96   20010501      359
6829702080     13.30       13.30      07.500    20010501   20310401   360      600,000   4,195.29   20010501      359
6830693948     59.80       59.80      07.000    20010501   20310401   360      630,000   4,191.41   20010501      359
6830870389     69.40       69.40      07.125    20010501   20310401   360      520,000   3,503.34   20010501      359
6831737249     80.00       80.00      07.375    20010501   20310401   360      500,000   3,453.38   20010501      359
6831774523     79.00       78.90      07.375    20010401   20310301   360      488,000   3,370.50   20010501      358
6832182387     77.70       77.60      07.375    20010501   20310401   360      377,000   2,603.85   20010601      359
6833322008     52.60       52.00      07.000    20010401   20310301   360      342,103   2,276.02   20010501      358
6833698167     63.00       63.00      07.000    20010501   20310401   360      435,000   2,894.07   20010501      359
6833927392     80.00       79.90      07.000    20010401   20310301   360      464,000   3,087.01   20010501      358
6834704105     35.80       35.80      07.125    20010501   20310401   360      420,000   2,829.62   20010501      359
6835056869     54.80       54.70      06.875    20010401   20310301   360      370,000   2,430.64   20010501      358
6835208270     80.00       79.90      07.500    20010401   20310301   360      392,000   2,740.93   20010501      358
6835863751     84.10       84.10      07.250    20010501   20310401   360      399,500   2,725.30   20010501      359
6836066008     80.00       80.00      05.750    20010501   20310401   360      692,000   4,038.33   20010501      359
6836875911     80.00       80.00      06.750    20010501   20310401   360      312,000   2,023.63   20010501      359
6839339410     76.30       76.20      06.875    20010501   20310401   360      412,000   2,706.55   20010501      359
6840176140     95.00       95.00      07.250    20010501   20310401   360      313,500   2,138.63   20010501      359
6840547381     63.90       63.80      06.875    20010501   20310401   360      495,000   3,251.80   20010501      359
6840659400     80.00       79.90      06.875    20010501   20310401   360      478,655   3,144.43   20010501      359
6841277723     75.00       74.90      07.500    20010401   20310301   360      390,000   2,726.94   20010501      358
6841511428     66.10       66.10      07.125    20010501   20310401   360      400,000   2,694.88   20010501      359
6841779504     80.00       80.00      06.875    20010501   20310401   360      388,000   2,548.89   20010501      359
6842035666     80.00       79.90      06.750    20010401   20310301   360      588,800   3,818.95   20010501      358
6842662634     78.20       78.10      07.250    20010501   20310401   360      430,000   2,933.36   20010601      359
6843448983     68.60       68.50      07.000    20010501   20310401   360      960,000   6,386.91   20010501      359
6844745932     30.30       30.30      07.625    20010401   20310301   360    1,000,000   7,077.94   20010401      358
6844790342     53.80       53.70      07.125    20010501   20310401   360      500,000   3,368.60   20010501      359
6844885894     51.60       51.50      07.250    20010501   20310401   360      361,000   2,462.66   20010501      359
6845357539     65.60       65.50      06.750    20010401   20310301   360      630,000   4,086.17   20010501      358
6846598834     63.30       62.80      07.250    20010501   20310401   360      595,000   4,058.95   20010501      359
6846626106     71.90       71.80      07.375    20010501   20310401   360      330,700   2,284.07   20010501      359
6846718275     80.00       79.90      06.625    20010401   20310301   360      559,200   3,580.62   20010501      358
6848470982     75.00       75.00      07.125    20010501   20310401   360      476,250   3,208.59   20010501      359
6848489669     80.00       80.00      07.375    20010501   20310401   360      410,400   2,834.54   20010501      359
6849470668     80.00       80.00      06.875    20010501   20310401   360      392,000   2,575.17   20010501      359
6849919243     54.10       54.00      06.875    20010401   20310301   360      500,000   3,284.65   20010501      358
6850897619     70.50       70.40      06.625    20010501   20310401   360      310,000   1,984.97   20010501      359
6851081981     79.50       79.50      07.625    20010501   20310401   360      437,400   3,095.89   20010501      359
6851354909     80.00       79.90      07.250    20010401   20310301   360      320,000   2,182.97   20010501      358
6851700721     80.00       80.00      07.125    20010501   20310401   360      360,000   2,425.39   20010501      359
6851719069     69.50       69.50      06.875    20010501   20310401   360      650,000   4,270.04   20010501      359
6853963814     75.00       75.00      07.250    20010501   20310401   360      423,000   2,885.61   20010501      359
6854376164     80.00       79.90      07.125    20010401   20310301   360      344,000   2,317.60   20010501      358
6854476949     80.00       79.90      07.375    20010401   20310301   360      392,000   2,707.45   20010501      358
6855429178     71.60       71.40      07.250    20010401   20310301   360      415,000   2,831.04   20010501      358
6858247296     70.00       70.00      07.250    20010501   20310401   360      595,000   4,058.95   20010501      359
6859003714     80.00       79.90      07.125    20010401   20310301   360      354,400   2,387.66   20010501      358
6859095579     72.70       72.60      06.500    20010401   20310301   360      498,000   3,147.70   20010501      358
6859356096     80.00       80.00      07.000    20010501   20310401   360      640,000   4,257.94   20010501      359
6859900315     26.50       26.40      07.000    20010501   20310401   360      529,000   3,519.46   20010501      359
6860103461     80.00       80.00      07.125    20010501   20310401   360      411,384   2,771.58   20010501      359
6860572186     55.60       55.50      07.125    20010501   20310401   360    1,000,000   6,737.19   20010501      359
6860766770     62.10       62.00      07.125    20010401   20310301   360      410,000   2,762.25   20010501      358
6861873393     95.00       94.90      07.125    20010401   20310301   360      294,500   1,984.11   20010501      358
6863729395     67.70       67.70      07.000    20010501   20310401   360      650,000   4,324.47   20010501      359
6864926933     73.70       73.50      07.000    20010401   20310301   360      615,000   4,091.62   20010501      358
6865333840     38.60       38.50      06.625    20010401   20310301   360      650,000   4,162.03   20010501      358
6865858713     47.00       46.90      06.875    20010501   20310401   360      419,100   2,753.19   20010601      359
6866196709     75.00       74.90      07.125    20010501   20310401   360      491,250   3,309.65   20010601      359
6866833970     24.20       24.10      06.500    20010501   20310401   360      520,000   3,286.76   20010501      359
6867190461     89.90       89.90      06.875    20010501   20310401   360      312,000   2,049.62   20010501      359
6867777614     80.00       79.80      05.875    20010401   20310301   360      400,000   2,366.16   20010601      358
6868033660     80.00       80.00      06.875    20010501   20310401   360      671,200   4,409.31   20010501      359
6868991305     66.10       66.00      07.250    20010501   20310401   360      436,000   2,974.29   20010501      359
6869348497     70.00       69.90      07.125    20010401   20310301   360      630,000   4,244.43   20010501      358
6869708724     80.00       79.90      06.000    20010501   20310401   360      577,100   3,460.01   20010501      359
6870613863     80.00       79.90      07.250    20010501   20310401   360      349,800   2,386.26   20010501      359
6872171175     80.00       80.00      06.750    20010501   20310401   360      399,200   2,589.21   20010501      359
6872866550     44.20       44.10      07.125    20010501   20310401   360      700,000   4,716.03   20010501      359
6872947368     79.50       79.30      06.125    20010401   20310301   360      360,000   2,187.40   20010501      358
6873684747     65.00       65.00      07.625    20010501   20310401   360      312,000   2,208.32   20010501      359
6873842816     34.10       34.10      07.250    20010501   20310401   360      580,000   3,956.63   20010501      359
6874058958     68.40       68.30      06.625    20010501   20310401   360      400,000   2,561.25   20010501      359
6875245240     80.00       79.90      06.875    20010401   20310301   360      324,000   2,128.45   20010501      358
6875816065     71.60       71.50      07.250    20010501   20310401   360      326,000   2,223.90   20010601      359
6876222396     69.60       69.50      06.875    20010501   20310401   360      800,000   5,255.44   20010501      359
6876676427     95.00       94.90      06.875    20010401   20310301   360      294,500   1,934.66   20010501      358
6876680767     79.50       79.40      07.500    20010501   20310401   360      468,900   3,278.62   20010601      359
6876876183     80.00       80.00      07.250    20010501   20310401   360      480,000   3,274.45   20010501      359
6876880334     75.50       75.40      07.375    20010501   20310401   360      615,000   4,247.66   20010501      359
6877145505     75.00       75.00      07.500    20010501   20310401   360      862,500   6,030.73   20010501      359
6877406410     39.20       39.20      07.375    20010501   20310401   360      300,000   2,072.03   20010501      359
6877758455     80.00       79.90      07.250    20010401   20310301   360      457,600   3,121.64   20010501      358
6877767225     74.10       74.10      06.875    20010501   20310401   360      315,000   2,069.33   20010501      359
6878130035     56.40       56.30      06.875    20010501   20310401   360      465,000   3,054.72   20010501      359
6880382079     80.00       80.00      06.875    20010501   20310401   360      335,200   2,202.03   20010501      359
6880462921     79.40       79.20      07.500    20010401   20310301   360      349,300   2,442.36   20010601      358
6882474775     73.20       73.20      07.125    20010501   20310401   360      930,000   6,265.59   20010501      359
6883582790     72.00       71.90      06.750    20010501   20310401   360      546,950   3,547.51   20010601      359
6884243897     28.00       27.90      07.250    20010401   20310301   360      650,000   4,434.15   20010501      358
6886988853     79.80       79.70      07.250    20010501   20310401   360      420,000   2,865.15   20010501      359
6887688551     80.00       79.90      06.875    20010401   20310301   360      306,400   2,012.83   20010501      358
6888890289     79.30       79.20      07.375    20010501   20310401   360      555,000   3,833.25   20010501      359
6889152598     61.80       61.70      07.000    20010501   20310401   360      510,000   3,393.05   20010601      359
6889453855     80.00       80.00      06.750    20010501   20310401   360      417,200   2,705.96   20010501      359
6891447374     50.80       50.80      06.625    20010401   20310301   360      750,000   4,802.34   20010501      358
6891902071     37.30       37.20      07.000    20010501   20310401   360      346,600   2,305.94   20010501      359
6892264240     53.60       53.50      07.125    20010501   20310401   360      576,280   3,882.51   20010501      359
6892872943     57.80       57.70      07.000    20010501   20310401   360      650,000   4,324.47   20010501      359
6892887115     38.50       38.40      07.375    20010501   20310401   360    1,000,000   6,906.76   20010501      359
6893007424     73.90       73.80      07.375    20010501   20310401   360      650,000   4,489.39   20010501      359
6895178868     42.40       42.30      07.250    20010501   20310401   360      350,000   2,387.62   20010601      359
6895777784     79.80       79.60      07.375    20010401   20310301   360      650,000   4,489.39   20010501      358
6896426837     80.00       79.90      06.500    20010401   20310301   360      318,800   2,015.04   20010501      358
6896606560     71.60       71.50      07.000    20010501   20310401   360      340,000   2,262.03   20010501      359
6897616402     90.00       89.90      07.000    20010401   20310301   360      476,900   3,172.83   20010501      358
6898251472     75.00       75.00      06.375    20010501   20310401   360      405,000   2,526.68   20010501      359
6898897308     80.00       80.00      07.125    20010501   20310401   360      452,000   3,045.21   20010501      359
6899638990     48.30       48.30      07.000    20010501   20310401   360      604,000   4,018.43   20010501      359
6900177210     68.30       68.20      06.625    20010501   20310401   360      918,000   5,878.06   20010501      359
6900526697     80.00       80.00      07.125    20010501   20310401   360      352,000   2,371.49   20010501      359
6900646800     76.20       76.10      07.375    20010501   20310401   360      400,000   2,762.71   20010501      359
6901832417     67.30       67.20      07.375    20010501   20310401   360      565,000   3,902.32   20010501      359
6902237350     33.00       32.90      06.875    20010401   20310301   360      805,000   5,288.28   20010501      358
6902256178     79.60       79.50      07.250    20010401   20310301   360      477,748   3,259.09   20010501      358
6903086905     80.00       79.90      07.250    20010401   20310301   360      376,000   2,564.99   20010501      358
6904311104     78.90       78.90      07.000    20010501   20310401   360      750,000   4,989.77   20010501      359
6905131188     80.00       79.90      06.750    20010501   20310401   360      359,900   2,334.31   20010501      359
6905843170     80.00       79.90      06.875    20010401   20310301   360      400,000   2,627.72   20010501      358
6906083891     51.60       51.60      07.125    20010501   20310401   360      320,000   2,155.90   20010501      359
6906685851     80.00       79.90      07.000    20010401   20310301   360      454,400   3,023.14   20010501      358
6907501149     90.00       89.90      07.250    20010501   20310401   360      395,900   2,700.74   20010501      359
6907828252     80.00       80.00      07.375    20010501   20310401   360      528,000   3,646.77   20010501      359
6908239822     55.20       55.20      07.000    20010501   20310401   360      370,000   2,461.62   20010501      359
6908593632     56.50       56.50      07.500    20010601   20310501   360      650,000   4,544.90   20010601      360
6908599902     46.10       46.10      07.000    20010501   20310401   360      729,000   4,850.06   20010501      359
6909935816     80.00       79.80      07.000    20010401   20310301   360      411,200   2,735.73   20010501      358
6910740775     78.90       78.90      06.750    20010501   20310401   360      600,000   3,891.59   20010501      359
6911626353     57.70       57.60      06.750    20010401   20310301   360      375,000   2,432.25   20010501      358
6912342323     80.00       79.90      07.125    20010401   20310301   360      409,600   2,759.56   20010501      358
6913146491     70.00       70.00      07.375    20010501   20310401   360      315,000   2,175.63   20010501      359
6913286792     80.00       79.90      07.250    20010501   20310401   360      520,000   3,547.32   20010601      359
6913536055     54.60       54.50      06.875    20010501   20310401   360      475,000   3,120.42   20010501      359
6913594641     52.00       51.90      07.000    20010501   20310401   360      343,000   2,281.99   20010501      359
6915373309     80.00       79.80      06.500    20010401   20310301   360      408,000   2,578.84   20010601      358
6915508565     78.00       78.00      07.000    20010501   20310401   360      593,000   3,945.25   20010501      359
6916149955     68.70       68.60      07.125    20010401   20310301   360      380,000   2,560.14   20010601      358
6916714022     80.00       80.00      07.250    20010501   20310401   360      344,000   2,346.69   20010501      359
6917889427     69.70       69.60      07.125    20010401   20310301   360    1,000,000   6,737.19   20010501      358
6918542447     51.20       51.20      07.000    20010501   20310401   360      425,000   2,827.54   20010501      359
6918755148     78.90       78.80      07.000    20010501   20310401   360      355,000   2,361.83   20010501      359
6919394004     80.00       79.90      07.000    20010401   20310301   360      670,900   4,463.52   20010501      358
6919787876     80.00       80.00      06.625    20010501   20310401   360      440,000   2,817.37   20010501      359
6920378392     80.00       80.00      06.750    20010501   20310401   360      312,000   2,023.63   20010501      359
6921391196     80.00       79.90      07.125    20010401   20310301   360      340,000   2,290.65   20010501      358
6922192254     41.70       41.60      07.250    20010501   20310401   360      375,000   2,558.17   20010501      359
6922373268     68.30       68.30      06.500    20010501   20310401   360      410,000   2,591.48   20010501      359
6923349622     80.00       80.00      07.000    20010501   20310401   360      368,000   2,448.32   20010501      359
6923534496     80.00       80.00      07.250    20010501   20310401   360      544,000   3,711.04   20010501      359
6924280099     75.00       74.90      07.250    20010501   20310401   360      387,600   2,644.12   20010501      359
6924722439     59.20       59.10      07.500    20010401   20310301   360      800,000   5,593.72   20010501      358
6925309392     73.50       73.40      07.000    20010501   20310401   360      360,000   2,395.09   20010501      359
6925406271     70.10       69.70      07.250    20010401   20310301   360      328,000   2,237.54   20010501      358
6925826791     80.00       80.00      07.250    20010501   20310401   360      388,000   2,646.85   20010501      359
6926431724     69.80       69.70      07.500    20010501   20310401   360      614,000   4,293.18   20010501      359
6926942159     45.50       45.50      06.875    20010501   20310401   360      330,000   2,167.87   20010501      359
6928957254     60.90       60.90      06.750    20010501   20310401   360      335,000   2,172.81   20010501      359
6930523490     32.90       32.90      07.000    20010501   20310401   360      650,000   4,324.47   20010501      359
6931191511     79.70       79.70      07.375    20010501   20310401   360      303,000   2,092.75   20010501      359
6931442583     49.40       49.30      07.000    20010401   20310301   360      400,000   2,661.21   20010501      358
6933352087     67.30       67.20      06.750    20010401   20310301   360      740,500   4,802.87   20010501      358
6933561554     79.80       79.70      07.625    20010501   20310401   360      355,000   2,512.67   20010501      359
6933600303     61.00       60.90      07.125    20010501   20310401   360      512,000   3,449.44   20010501      359
6935955788     71.10       71.00      06.750    20010401   20310301   360      480,000   3,113.28   20010501      358
6936467585     79.50       79.40      07.250    20010501   20310401   360      321,800   2,195.25   20010501      359
6936492021     80.00       80.00      06.750    20010501   20310401   360      319,200   2,070.33   20010501      359
6937886635     70.00       70.00      07.000    20010501   20310401   360      560,000   3,725.70   20010501      359
6938546337     62.10       62.10      07.125    20010501   20310401   360      466,000   3,139.53   20010501      359
6939110562     79.80       79.70      06.875    20010501   20310401   360      395,000   2,594.87   20010501      359
6939920002     69.00       68.90      07.625    20010401   20310301   360    1,000,000   7,077.94   20010501      358
6940862383     77.80       77.80      07.375    20010501   20310401   360      389,000   2,686.73   20010501      359
6941811959     80.00       80.00      06.625    20010501   20310401   360      479,920   3,072.99   20010501      359
6944124236     71.40       71.40      06.750    20010501   20310401   360      400,000   2,594.40   20010501      359
6944206827     80.00       80.00      07.125    20010501   20310401   360      340,000   2,290.65   20010501      359
6944207676     73.70       73.60      07.250    20010501   20310401   360      394,500   2,691.19   20010601      359
6946308852     39.20       39.10      06.750    20010501   20310401   360      705,000   4,572.62   20010501      359
6946691257     49.60       49.50      07.500    20010501   20310401   360      570,000   3,985.53   20010501      359
6946797005     80.00       79.90      07.125    20010401   20310301   360      580,000   3,907.57   20010501      358
6947023708     78.70       78.70      07.250    20010501   20310401   360      740,000   5,048.11   20010501      359
6947556509     80.00       79.90      07.250    20010501   20310401   360      480,000   3,274.45   20010601      359
6947824485     70.00       69.90      07.250    20010401   20310301   360      642,600   4,383.67   20010501      358
6948327033     50.00       50.00      07.000    20010501   20310401   360      375,000   2,494.89   20010501      359
6948886665     78.90       78.70      07.250    20010401   20310301   360      476,000   3,247.16   20010601      358
6948957953     90.00       89.90      07.250    20010501   20310401   360      304,378   2,076.40   20010601      359
6950219003     79.60       79.60      07.375    20010501   20310401   360      500,000   3,453.38   20010501      359
6951724548     57.70       57.60      06.375    20010601   20310501   360      750,000   4,679.03   20010601      360
6951726295     75.00       75.00      06.875    20010501   20310401   360      648,750   4,261.83   20010501      359
6952993928     37.40       37.30      07.125    20010501   20310401   360      430,000   2,896.99   20010501      359
6953656375     80.00       80.00      06.750    20010501   20310401   360      574,000   3,722.96   20010501      359
6954299563     54.40       54.30      07.125    20010401   20310301   360      598,000   4,028.84   20010501      358
6954830151     58.10       58.10      07.000    20010501   20310401   360      436,000   2,900.72   20010501      359
6955275976     18.10       18.00      06.375    20010501   20310401   360      700,000   4,367.09   20010501      359
6955690034     76.60       76.40      07.125    20010401   20310301   360      478,500   3,223.75   20010501      358
6956153016     79.10       79.00      07.000    20010401   20310301   360      425,000   2,827.54   20010501      358
6956340514     54.10       54.00      06.625    20010401   20310301   360      406,000   2,599.67   20010501      358
6956977562     80.00       80.00      07.375    20010501   20310401   360      388,000   2,679.82   20010501      359
6957434944     80.00       80.00      07.000    20010501   20310401   360      576,000   3,832.15   20010501      359
6957449215     64.60       64.50      07.000    20010501   20310401   360      420,000   2,794.28   20010601      359
6958410422     50.70       50.70      07.000    20010501   20310401   360      430,000   2,860.81   20010501      359
6959145555     55.20       55.10      06.875    20010501   20310401   360      303,340   1,992.73   20010501      359
6959794014     80.00       80.00      06.750    20010501   20310401   360      400,000   2,594.40   20010501      359
6959836278     59.40       59.30      06.875    20010501   20310401   360      460,000   3,021.88   20010501      359
6960115456     42.20       42.10      06.875    20010501   20310401   360      641,000   4,210.92   20010501      359
6961812994     80.00       79.90      06.875    20010401   20310301   360      504,000   3,310.93   20010501      358
6962082829     80.00       79.90      07.250    20010401   20310301   360      548,000   3,738.33   20010501      358
6962312796     58.90       58.90      07.250    20010501   20310401   360      471,500   3,216.47   20010501      359
6962625957     75.00       75.00      07.375    20010501   20310401   360      457,500   3,159.84   20010501      359
6963663296     43.90       43.80      07.000    20010501   20310401   360      395,000   2,627.95   20010501      359
6963791121     75.00       75.00      07.000    20010501   20310401   360      967,500   6,436.81   20010501      359
6964303256     56.60       56.50      07.250    20010501   20310401   360      430,000   2,933.36   20010501      359
6964316399     65.50       65.50      06.875    20010501   20310401   360      475,000   3,120.42   20010501      359
6964400235     78.10       78.00      06.875    20010401   20310301   360      500,000   3,284.65   20010501      358
6964445719     37.50       37.50      07.125    20010501   20310401   360      600,000   4,042.32   20010501      359
6964840885     80.00       79.90      07.125    20010501   20310401   360      554,399   3,735.09   20010501      359
6965863522     70.00       69.90      06.875    20010501   20310401   360      382,909   2,515.44   20010501      359
6965934513     80.00       79.90      07.250    20010501   20310401   360      303,920   2,073.28   20010601      359
6966369164     77.40       76.40      06.875    20010501   20310401   360      325,000   2,135.02   20010501      359
6966824523     38.70       38.60      07.000    20010401   20310301   360      400,800   2,666.54   20010501      358
6967245538     80.00       79.80      07.375    20010401   20310301   360      890,000   6,147.01   20010601      358
6970060536     80.00       79.90      06.875    20010401   20310301   360      430,400   2,827.43   20010501      358
6970365117     64.60       64.60      07.125    20010501   20310401   360      839,865   5,658.33   20010501      359
6971782740     41.90       41.80      07.500    20010501   20310401   360      650,000   4,544.90   20010501      359
6972872839     73.40       73.30      06.875    20010501   20310401   360      400,000   2,627.72   20010501      359
6973090944     63.00       62.90      06.875    20010401   20310301   360      397,000   2,608.01   20010501      358
6974366327     58.00       58.00      07.250    20010601   20310501   360      380,000   2,592.27   20010601      360
6974433259     69.80       69.70      07.250    20010501   20310401   360      335,000   2,285.30   20010501      359
6974448034     62.40       62.30      06.750    20010501   20310401   360      315,000   2,043.09   20010501      359
6975611754     75.00       75.00      07.125    20010501   20310401   360      450,000   3,031.74   20010501      359
6976454220     76.40       76.40      07.125    20010501   20310401   360      516,000   3,476.39   20010501      359
6976711546     19.40       19.40      07.125    20010501   20310401   360      670,000   4,513.92   20010601      359
6977967162     75.00       75.00      07.375    20010501   20310401   360      332,250   2,294.77   20010501      359
6977977765     70.30       70.30      07.000    20010501   20310401   360      313,000   2,082.40   20010501      359
6978189410     80.00       80.00      07.250    20010501   20310401   360      431,200   2,941.55   20010501      359
6978453568     73.00       72.90      07.125    20010401   20310301   360      500,000   3,368.60   20010501      358
6978487947     80.00       79.90      07.375    20010401   20310301   360      440,000   3,038.98   20010501      358
6978964549     56.90       56.80      06.875    20010501   20310401   360      330,000   2,167.87   20010501      359
6979158430     49.10       49.10      07.000    20010501   20310401   360    1,000,000   6,653.03   20010501      359
6979317234     80.00       80.00      07.125    20010501   20310401   360      720,000   4,850.78   20010501      359
6981193573     80.00       80.00      07.250    20010501   20310401   360      376,400   2,567.72   20010501      359
6982179019     30.40       30.20      07.000    20010401   20310301   360      340,000   2,262.03   20010501      358
6982393669     50.40       50.30      06.750    20010501   20310401   360      404,500   2,623.58   20010501      359
6985505822      6.10       6.10       07.000    20010501   20310401   360      306,000   2,035.83   20010501      359
6985820965     75.00       75.00      07.250    20010501   20310401   360      478,500   3,264.22   20010501      359
6986375712     80.00       80.00      07.250    20010501   20310401   360      369,600   2,521.33   20010501      359
6986417035     77.30       77.30      06.875    20010501   20310401   360      580,000   3,810.19   20010501      359
6986826599     70.00       70.00      07.500    20010501   20310401   360      455,000   3,181.43   20010501      359
6986972997     63.30       63.30      06.500    20010501   20310401   360      340,000   2,149.04   20010501      359
6987235170     75.40       75.40      06.750    20010501   20310401   360      460,000   2,983.56   20010501      359
6988786734     57.40       57.40      07.500    20010401   20310301   360      540,000   3,775.76   20010501      358
6989733461     61.10       61.10      06.875    20010501   20310401   360      550,000   3,613.11   20010501      359
6990431865     80.00       79.90      06.625    20010401   20310301   360      480,000   3,073.50   20010501      358
6990597079     77.90       77.90      06.375    20010501   20310401   360      650,000   4,055.16   20010501      359
6990722800     72.20       72.10      06.750    20010501   20310401   360      700,000   4,540.19   20010501      359
6992081379     80.00       79.90      07.375    20010501   20310401   360      360,000   2,486.44   20010601      359
6992493236     72.90       72.80      07.000    20010501   20310401   360      390,000   2,594.68   20010501      359
6992590718     80.00       80.00      07.375    20010501   20310401   360      460,000   3,177.11   20010501      359
6992940780     80.00       80.00      06.750    20010501   20310401   360      408,000   2,646.29   20010501      359
6993915815     50.00       50.00      06.875    20010501   20310401   360      400,000   2,627.72   20010501      359
6994144613     45.10       45.00      06.875    20010501   20310401   360      758,000   4,979.53   20010501      359
6994480280     59.90       59.80      07.000    20010501   20310401   360      515,000   3,426.31   20010501      359
6994964796     80.00       79.90      07.125    20010401   20310301   360      364,000   2,452.34   20010501      358
6998532532     80.00       80.00      07.125    20010501   20310401   360      372,000   2,506.24   20010501      359
6999201236     75.10       74.90      06.750    20010401   20310301   360      319,000   2,069.03   20010501      358


   LOAN       SCHEDULED          PMI                      APPAISAL                  NEXT RATE    1ST CHANGE   PERIODIC      MAX
  NUMBER         PB            COMPANY             FICO     VALUE     SALES PRICE  CHANGE DATE      CAP          CAP     INCREASE
  ------      ---------        -------             ----   --------    -----------  -----------   ----------   --------   --------
5000110576     999,200.31                           615   2,400,000    2,400,000     20060401     5.00000       02.00     0005000
6000945896     489,567.68                           742     830,000      789,900     20060401     5.00000       02.00     0005000
6001352803     622,999.02                           740     780,000      780,000     20060301     5.00000       02.00     0005000
6001433421     539,568.17                           795     715,000      675,000     20060401     5.00000       02.00     0005000
6002752803     295,719.14                           760     512,000           --     20060401     5.00000       02.00     0005000
6002860606     335,731.30                           713     420,000      420,000     20060401     5.00000       02.00     0005000
6004266646     474,179.75                           730     790,000           --     20060301     5.00000       02.00     0005000
6005825572     447,650.52                           753     560,000           --     20060401     5.00000       02.00     0005000
6008301456     339,669.54                           658     450,000      425,000     20060401     5.00000       02.00     0005000
6009438810     450,044.62                           682     601,000      601,000     20060301     5.00000       02.00     0005000
6009810448     394,691.86                           718     605,000           --     20060401     5.00000       02.00     0005000
6012109465     346,885.11                           764     900,000      806,000     20060301     5.00000       02.00     0005000
6012386899     374,441.64                           699     500,000           --     20060301     5.00000       02.00     0005000
6012762974     314,741.79                           757     415,000      415,000     20060401     5.00000       02.00     0005000
6012928468     419,342.72                           709     525,000           --     20060301     5.00000       02.00     0005000
6013351660     572,518.60                           782   1,150,000           --     20060401     5.00000       02.00     0005000
6013515967     505,015.42                           786     722,000      722,000     20060401     5.00000       02.00     0005000
6013602575     960,567.64                           791   1,900,000           --     20060301     5.00000       02.00     0005000
6014704966     599,483.41                           775     960,000      960,000     20060401     5.00000       02.00     0005000
6014814203     409,672.13                           777     625,000      625,000     20060401     5.00000       02.00     0005000
6014833005     467,267.61                           737     585,000      585,000     20060301     5.00000       02.00     0005000
6015919324     355,965.10                           699     475,000           --     20060401     5.00000       02.00     0005000
6016003623     467,153.05                           755     919,000           --     20060401     5.00000       02.00     0005000
6018070422     472,590.69                           766     592,000      591,737     20060301     5.00000       02.00     0005000
6018165321     299,765.97                           675     450,000           --     20060401     5.00000       02.00     0005000
6019362166     523,281.20                           644     750,000           --     20060401     5.00000       02.00     0005000
6019399002     569,532.77                           662     746,000           --     20060401     5.00000       02.00     0005000
6019515912     480,785.69                           733     605,000      601,500     20060401     5.00000       02.00     0005000
6020170475     569,062.82                           734   1,725,000           --     20060301     5.00000       02.00     0005000
6020796923     558,706.63                           765     705,000      699,000     20060401     5.00000       02.00     0005000
6021640724     499,569.50                           768   1,525,000    1,550,000     20060401     5.00000       02.00     0005000
6021749012     577,026.62                           639     825,000           --     20060401     5.00000       02.00     0005000
6021844730     499,619.54                           740     705,000           --     20060401     5.00000       02.00     0005000
6021876310     388,788.84                           732     650,000           --     20060401     5.00000       02.00     0005000
6023199687     348,527.89                           716     436,000      436,000     20060401     5.00000       02.00     0005000
6023293811     371,702.51                           702     465,000      465,000     20060401     5.00000       02.00     0005000
6023364000     379,703.56                           700     515,500           --     20060401     5.00000       02.00     0005000
6023651679     411,305.75                           757     620,000           --     20060301     5.00000       02.00     0005000
6023953513     388,688.92                           731     510,000           --     20060401     5.00000       02.00     0005000
6025581437     539,599.24                           652     675,000           --     20060401     5.00000       02.00     0005000
6025592384     333,450.83                           726     510,000           --     20060301     5.00000       02.00     0005000
6025681146     493,606.91   United Guaranty Res.    775     550,000      550,000     20060301     5.00000       02.00     0005000
6025915361     419,655.72                           756     525,000           --     20060401     5.00000       02.00     0005000
6026610466     392,984.05                           758     492,000           --     20060301     5.00000       02.00     0005000
6026929940     369,696.71                           706     550,000      550,000     20060401     5.00000       02.00     0005000
6027033858     300,991.93                           699     420,000           --     20060301     5.00000       02.00     0005000
6027793097     309,526.77                           699     465,000           --     20060301     5.00000       02.00     0005000
6028372552     318,232.42                           747     400,000           --     20060401     5.00000       02.00     0005000
6029011589     374,652.67                           714     480,000      472,500     20060401     5.00000       02.00     0005000
6030197369     437,132.44                           751     630,000           --     20060401     5.00000       02.00     0005000
6030589805     336,737.10                           764     570,000           --     20060401     5.00000       02.00     0005000
6031032722     596,018.77                           773     746,500      746,164     20060301     5.00000       02.00     0005000
6031055921     648,931.29                           758     830,000      830,000     20060301     5.00000       02.00     0005000
6031157149     774,732.31                           733   1,275,000           --     20060401     5.00000       02.00     0005000
6031298000     495,622.58                           762   1,050,000           --     20060401     5.00000       02.00     0005000
6034011582     959,251.10                           723   2,898,000           --     20060401     5.00000       02.00     0005000
6034204187     683,439.33                           713   1,035,000           --     20060401     5.00000       02.00     0005000
6034541042     395,691.08                           726     500,000           --     20060401     5.00000       02.00     0005000
6036234711     355,722.28                           798     445,000      445,000     20060401     5.00000       02.00     0005000
6036455407     500,000.00                           730     650,000           --     20060501     5.00000       02.00     0005000
6036624135     399,687.96                           790     650,000           --     20060401     5.00000       02.00     0005000
6036673595     370,717.69                           698     825,000           --     20060401     5.00000       02.00     0005000
6036869201     307,957.73                           655     390,000           --     20060401     5.00000       02.00     0005000
6036903695     421,183.28                           775     527,500      527,330     20060301     5.00000       02.00     0005000
6037163497     512,758.14                           757     642,500      641,500     20060401     5.00000       02.00     0005000
6037734461     399,687.96                           673     605,000           --     20060401     5.00000       02.00     0005000
6040630003     354,716.10                           654     515,000           --     20060401     5.00000       02.00     0005000
6040981034     400,487.33                           724     501,000      501,000     20060401     5.00000       02.00     0005000
6041720100     418,656.55                           753     555,000           --     20060401     5.00000       02.00     0005000
6041860765     499,600.15                           736     710,000           --     20060401     5.00000       02.00     0005000
6041892602     395,332.71                           710     495,000      495,000     20060301     5.00000       02.00     0005000
6042492402     529,565.56                           785     700,000      670,000     20060401     5.00000       02.00     0005000
6042612454     513,473.30                           758     850,000           --     20060301     5.00000       02.00     0005000
6042774841     538,614.62                           754     675,001      675,001     20060301     5.00000       02.00     0005000
6042950870     471,242.84                           781     635,000           --     20060301     5.00000       02.00     0005000
6044508569     648,957.31                           721     860,000           --     20060301     5.00000       02.00     0005000
6044513338     409,688.02                           774     570,000           --     20060401     5.00000       02.00     0005000
6045431506     611,545.80                           698     765,000           --     20060401     5.00000       02.00     0005000
6045584460     526,694.75                           709     685,000           --     20060301     5.00000       02.00     0005000
6045637458     465,717.94                           689     910,000           --     20060401     5.00000       02.00     0005000
6046079767     330,947.98                           728     414,000           --     20060401     5.00000       02.00     0005000
6046746696     617,523.68                           734     773,207      773,207     20060301     5.00000       02.00     0005000
6047175861     549,537.93                           750   1,400,000           --     20060401     5.00000       02.00     0005000
6047593956     539,974.45                           777     680,000      676,000     20060301     5.00000       02.00     0005000
6048381989     364,700.81                           744   1,300,000           --     20060401     5.00000       02.00     0005000
6048592551     444,107.82                           691     760,000           --     20060401     5.00000       02.00     0005000
6049260984     567,556.90                           803     710,000      710,000     20060401     5.00000       02.00     0005000
6049905844     344,846.09                           719     440,000      431,411     20060401     5.00000       02.00     0005000
6050247102     402,653.02                           782   1,600,000           --     20060401     5.00000       02.00     0005000
6050423406     322,741.69                           737     520,000           --     20060401     5.00000       02.00     0005000
6050660569     361,196.29                           752     482,000      482,000     20060401     5.00000       02.00     0005000
6050791919     334,435.49                           786     565,000           --     20060301     5.00000       02.00     0005000
6051744206     349,410.21                           758   1,250,000           --     20060301     5.00000       02.00     0005000
6052008734     333,450.83                           725     515,000           --     20060301     5.00000       02.00     0005000
6053342785     687,894.75                           754   2,300,000           --     20060301     5.00000       02.00     0005000
6054446155     318,495.10                           731     435,000           --     20060401     5.00000       02.00     0005000
6055264664     838,492.17                           757   1,500,000    1,450,000     20060301     5.00000       02.00     0005000
6056509190     554,545.07                           731     793,286           --     20060401     5.00000       02.00     0005000
6056804948     599,531.94                           753     750,000      750,000     20060401     5.00000       02.00     0005000
6057444454     648,931.29                           703     850,000           --     20060301     5.00000       02.00     0005000
6057458496     501,588.51                           733     740,000           --     20060401     5.00000       02.00     0005000
6058722544     383,707.80                           672     480,000      480,000     20060401     5.00000       02.00     0005000
6060676084     344,737.48                           696     460,000           --     20060401     5.00000       02.00     0005000
6061371768     499,558.86                           725   1,150,000           --     20060401     5.00000       02.00     0005000
6061796881     479,625.55                           776     600,000           --     20060401     5.00000       02.00     0005000
6062101263     459,243.66                           743     600,000           --     20060301     5.00000       02.00     0005000
6062108375     549,537.93                           788     885,000      885,000     20060401     5.00000       02.00     0005000
6062469926     555,063.10                           712     700,000           --     20060301     5.00000       02.00     0005000
6062948010     519,594.35                           725     650,000           --     20060401     5.00000       02.00     0005000
6063369182     319,447.41                           715     550,000           --     20060301     5.00000       02.00     0005000
6064065458     396,790.22   Republic Mortgage       620     422,000      418,000     20060401     5.00000       02.00     0005000
6065178557     368,378.21                           679     521,000           --     20060301     5.00000       02.00     0005000
6065367200     307,480.98                           791     419,000      385,000     20060301     5.00000       02.00     0005000
6066422863     399,325.97                           772     900,000           --     20060301     5.00000       02.00     0005000
6066988103     389,318.36                           758     745,000      745,000     20060301     5.00000       02.00     0005000
6067875002     416,382.92                           796     522,000           --     20060401     5.00000       02.00     0005000
6069522990     457,815.05                           645     612,000           --     20060401     5.00000       02.00     0005000
6070021578     599,037.51                           762     960,000           --     20060301     5.00000       02.00     0005000
6070144388     317,058.55   United Guaranty Res.    672     340,000      334,000     20060401     5.00000       02.00     0005000
6070818429     420,174.90   United Guaranty Res.    663     450,000      443,000     20060301     5.00000       02.00     0005000
6071148024     983,419.94                           746   2,000,000           --     20060301     5.00000       02.00     0005000
6071620519     628,784.17                           788   1,200,000           --     20060401     5.00000       02.00     0005000
6072864595     350,975.99                           654     475,000           --     20060401     5.00000       02.00     0005000
6072982611     554,109.71                           749     702,000           --     20060301     5.00000       02.00     0005000
6073534098     499,115.28                           775     625,000      625,000     20060301     5.00000       02.00     0005000
6073845353     763,418.66                           699   1,030,000           --     20060401     5.00000       02.00     0005000
6076323622     349,667.90                           688     448,000           --     20060401     5.00000       02.00     0005000
6076642765     316,304.23                           758     649,000           --     20060301     5.00000       02.00     0005000
6076905279     499,590.15                           762     805,000           --     20060401     5.00000       02.00     0005000
6077642343     389,389.68                           693     725,000           --     20060301     5.00000       02.00     0005000
6078103337     524,071.04                           791     890,000           --     20060301     5.00000       02.00     0005000
6078397137     389,389.68                           725     520,000           --     20060301     5.00000       02.00     0005000
6079222482     789,398.87                           730   1,110,000    1,110,000     20060401     5.00000       02.00     0005000
6079334725     387,407.71                           751     486,910           --     20060301     5.00000       02.00     0005000
6080194795     555,566.26                           782     882,000           --     20060401     5.00000       02.00     0005000
6080369702     479,267.26                           716     600,000      600,000     20060301     5.00000       02.00     0005000
6080371237     999,139.01                           778   1,585,000    1,510,000     20060401     5.00000       02.00     0005000
6080836395     634,954.30                           776     795,000      795,888     20060301     5.00000       02.00     0005000
6080947440     343,420.33                           624     640,000           --     20060301     5.00000       02.00     0005000
6081031046     496,874.49                           701     623,000      622,168     20060301     5.00000       02.00     0005000
6081078617     748,826.31                           757     940,000           --     20060301     5.00000       02.00     0005000
6082841302     648,982.80                           711     900,000      877,736     20060301     5.00000       02.00     0005000
6083226792     383,677.39                           692     480,000      480,000     20060401     5.00000       02.00     0005000
6083282498     429,656.14                           772     540,000           --     20060401     5.00000       02.00     0005000
6083731296     427,649.17                           788     535,000           --     20060401     5.00000       02.00     0005000
6084910329     667,465.81                           707   1,800,000           --     20060401     5.00000       02.00     0005000
6085053277     310,712.99                           782     389,000      389,000     20060301     5.00000       02.00     0005000
6088099780     563,570.84                           689     714,000      705,000     20060401     5.00000       02.00     0005000
6089573668     299,583.71                           743     379,000           --     20060401     5.00000       02.00     0005000
6090220382     379,680.75                           737     475,000      475,000     20060401     5.00000       02.00     0005000
6090649754     649,426.51                           749     850,000      850,000     20060401     5.00000       02.00     0005000
6091136553     355,729.11                           767     445,000      445,000     20060401     5.00000       02.00     0005000
6091786233     393,102.60                           756     525,000      525,000     20060301     5.00000       02.00     0005000
6091878543     399,663.95                           776     500,000      500,000     20060401     5.00000       02.00     0005000
6092509881     474,638.56                           775   1,150,000           --     20060401     5.00000       02.00     0005000
6093236476     379,688.52                           706     885,000           --     20060401     5.00000       02.00     0005000
6093372792     556,565.48                           774     865,000           --     20060401     5.00000       02.00     0005000
6093598537     324,752.70                           777     590,000           --     20060401     5.00000       02.00     0005000
6093651708     323,740.90                           714     405,000           --     20060401     5.00000       02.00     0005000
6094276653     311,750.49                           747     390,000           --     20060401     5.00000       02.00     0005000
6094791081     399,358.34   United Guaranty Res.    754     430,000      430,000     20060301     5.00000       02.00     0005000
6097180324     359,200.00                           672     452,000      449,000     20060501     5.00000       02.00     0005000
6099368406     336,737.10                           702     513,000           --     20060401     5.00000       02.00     0005000
6099728310     299,747.96                           721     477,000      475,000     20060401     5.00000       02.00     0005000
6099790575     649,480.11                           689     837,000      836,280     20060401     5.00000       02.00     0005000
6100245965     330,952.45   Mortgage Guaranty       675     349,000      349,000     20060301     5.00000       02.00     0005000
6100999363     807,385.17                           746   1,010,000           --     20060401     5.00000       02.00     0005000
6101331384     684,465.63                           760   6,650,000           --     20060401     5.00000       02.00     0005000
6101760038     354,366.04                           788     450,000      443,331     20060401     5.00000       02.00     0005000
6101841572     354,907.57                           733     447,000      446,433     20060401     5.00000       02.00     0005000
6102106744     350,739.50   Republic Mortgage       683     391,000           --     20060401     5.00000       02.00     0005000
6103878820     594,653.39                           734     815,000           --     20060301     5.00000       02.00     0005000
6105561622     449,621.95                           741     775,500      775,000     20060401     5.00000       02.00     0005000
6105712217     583,532.98                           699     740,000           --     20060401     5.00000       02.00     0005000
6106461574     998,435.08                           678   1,465,000    1,450,000     20060301     5.00000       02.00     0005000
6107207596     579,046.37                           724     825,000           --     20060301     5.00000       02.00     0005000
6108566230     649,480.11                           724     819,000      819,000     20060401     5.00000       02.00     0005000
6108650166     503,596.95                           648     630,000           --     20060401     5.00000       02.00     0005000
6108993905     401,662.27                           730     630,000           --     20060401     5.00000       02.00     0005000
6109209798     394,668.15                           726     625,000           --     20060401     5.00000       02.00     0005000
6109233343     999,239.07                           803   1,400,000           --     20060401     5.00000       02.00     0005000
6109575248     476,437.19                           759     597,100      596,100     20060401     5.00000       02.00     0005000
6109743978     539,568.17                           739     705,000           --     20060401     5.00000       02.00     0005000
6110496905     345,530.94                           737     510,000           --     20060301     5.00000       02.00     0005000
6111014756     334,904.25                           698     419,000      419,000     20060401     5.00000       02.00     0005000
6111054539     499,590.15                           743     780,000           --     20060401     5.00000       02.00     0005000
6111168701     379,688.52                           747     599,000           --     20060401     5.00000       02.00     0005000
6112221699     891,304.15                           769   5,500,000           --     20060401     5.00000       02.00     0005000
6112948671     346,750.00   Mortgage Guaranty       637     365,000      365,000     20060501     5.00000       02.00     0005000
6112952764     544,595.53                           684   1,150,000           --     20060401     5.00000       02.00     0005000
6113001199     487,217.18                           744     663,000           --     20060301     5.00000       02.00     0005000
6113423781     452,628.67                           734     615,000           --     20060401     5.00000       02.00     0005000
6114770008     311,750.49                           628     391,000      390,000     20060401     5.00000       02.00     0005000
6114911123     325,889.20                           722     590,000           --     20060301     5.00000       02.00     0005000
6116985216     533,122.01                           787     910,000           --     20060301     5.00000       02.00     0005000
6118682431     626,967.46                           740     785,000           --     20060301     5.00000       02.00     0005000
6119148705     366,891.50                           716     460,000      459,000     20060401     5.00000       02.00     0005000
6120723330     743,355.07                           729   1,100,000           --     20060401     5.00000       02.00     0005000
6123087030     463,091.99                           750     620,000      618,541     20060301     5.00000       02.00     0005000
6123831262     451,620.26                           771     565,000      565,000     20060401     5.00000       02.00     0005000
6124001089     531,595.18                           781   1,500,000           --     20060401     5.00000       02.00     0005000
6124019206     454,145.44                           768     900,000           --     20060401     5.00000       02.00     0005000
6124459550     529,554.73                           743     663,000      662,500     20060401     5.00000       02.00     0005000
6125214335     479,634.75                           771     650,000           --     20060401     5.00000       02.00     0005000
6125755287     367,690.83                           793     460,000      460,000     20060401     5.00000       02.00     0005000
6125756798     478,885.32                           687     607,000      607,000     20060401     5.00000       02.00     0005000
6126016317     344,054.04   United Guaranty Res.    771     390,000      383,000     20060301     5.00000       02.00     0005000
6126732863     999,219.90                           701   1,350,000    1,350,000     20060401     5.00000       02.00     0005000
6127468673     499,547.99                           663     650,000      625,000     20060401     5.00000       02.00     0005000
6128256895     414,659.82                           772     645,000           --     20060401     5.00000       02.00     0005000
6129417520     474,638.56                           699     755,000           --     20060401     5.00000       02.00     0005000
6129611460     390,802.51   Mortgage Guaranty       610     412,000      412,000     20060301     5.00000       02.00     0005000
6129685571     435,642.61                           752     550,000      545,000     20060401     5.00000       02.00     0005000
6129885841     299,741.70                           648     550,000           --     20060401     5.00000       02.00     0005000
6130588236     686,264.23                           776     858,500      858,500     20060401     5.00000       02.00     0005000
6131062256     699,411.91                           751   2,600,000           --     20060401     5.00000       02.00     0005000
6133238342     648,904.71                           692   1,050,000           --     20060301     5.00000       02.00     0005000
6133379328     380,737.79                           759     675,000           --     20060401     5.00000       02.00     0005000
6133540960     481,614.55                           696     781,000           --     20060401     5.00000       02.00     0005000
6134306783     599,495.92                           725   1,285,000    1,250,000     20060401     5.00000       02.00     0005000
6135141551     511,600.58                           715     886,000           --     20060401     5.00000       02.00     0005000
6135490289     299,754.09                           756     455,000      437,500     20060401     5.00000       02.00     0005000
6135724042     999,239.07                           720   1,795,000    1,795,000     20060401     5.00000       02.00     0005000
6135920947     401,821.76                           701     515,000      515,000     20060301     5.00000       02.00     0005000
6136099154     459,622.93                           782     575,000      575,000     20060401     5.00000       02.00     0005000
6136266522     648,982.80                           745   1,200,000           --     20060301     5.00000       02.00     0005000
6136416440     581,134.90                           726     727,000           --     20060401     5.00000       02.00     0005000
6136620082     430,603.96                           724     590,000           --     20060401     5.00000       02.00     0005000
6136685077     479,416.30                           735     600,000      599,761     20060401     5.00000       02.00     0005000
6136938716     459,649.97                           665     575,000      575,000     20060401     5.00000       02.00     0005000
6137085798     339,707.26                           724     435,000           --     20060401     5.00000       02.00     0005000
6137216997     648,935.48                           703     890,000      875,000     20060301     5.00000       02.00     0005000
6137441413     445,893.14                           701     595,000           --     20060401     5.00000       02.00     0005000
6138054363     329,372.13                           702     630,000      630,000     20060301     5.00000       02.00     0005000
6139019993     798,778.78                           727   1,300,000    1,300,000     20060301     5.00000       02.00     0005000
6139922055     805,521.14                           757   1,125,000    1,075,000     20060401     5.00000       02.00     0005000
6139987215     515,130.50                           786     950,000           --     20060301     5.00000       02.00     0005000
6140103323     345,431.11                           767     470,000           --     20060301     5.00000       02.00     0005000
6140698538     455,268.52                           755     570,000           --     20060301     5.00000       02.00     0005000
6140863991     473,169.71                           716   1,800,000           --     20060401     5.00000       02.00     0005000
6140918670     683,845.72                           724     980,000           --     20060301     5.00000       02.00     0005000
6140924330     413,692.75   Republic Mortgage       760     460,000      460,000     20060401     5.00000       02.00     0005000
6142188504     435,633.71                           705     550,000           --     20060401     5.00000       02.00     0005000
6142287405     423,925.23                           738   1,045,000           --     20060401     5.00000       02.00     0005000
6142312351     543,968.35                           743     681,000      681,000     20060301     5.00000       02.00     0005000
6144840409     320,730.31                           778     471,000      471,000     20060401     5.00000       02.00     0005000
6146608259     398,219.29                           646     650,000           --     20060401     5.00000       02.00     0005000
6147319450     407,377.17                           700     510,000      510,000     20060301     5.00000       02.00     0005000
6148063685     474,638.56                           669     670,000           --     20060401     5.00000       02.00     0005000
6148237297     374,692.61                           633     500,000           --     20060401     5.00000       02.00     0005000
6148427252     298,167.21                           780     380,000      373,000     20060401     5.00000       02.00     0005000
6150813423     324,740.10                           756     625,000           --     20060401     5.00000       02.00     0005000
6152553373     337,836.25                           778     615,000           --     20060401     5.00000       02.00     0005000
6152680929     503,140.74                           731     660,000      629,990     20060301     5.00000       02.00     0005000
6152864457     629,014.09                           724     918,000           --     20060301     5.00000       02.00     0005000
6153797904     319,744.10                           735     400,000           --     20060401     5.00000       02.00     0005000
6153836801     495,613.07                           714     620,000      620,000     20060401     5.00000       02.00     0005000
6155122259     734,468.02                           731     990,000           --     20060401     5.00000       02.00     0005000
6155265793     457,633.74                           772     572,940      572,940     20060401     5.00000       02.00     0005000
6155597906     318,918.37                           693     400,000      399,000     20060401     5.00000       02.00     0005000
6156210830     401,322.60                           673     580,000           --     20060301     5.00000       02.00     0005000
6156282367     355,400.11                           766     445,000      445,000     20060301     5.00000       02.00     0005000
6156380559     732,655.81                           660     965,000      980,000     20060401     5.00000       02.00     0005000
6156517705     324,691.62                           745     425,000      424,000     20060401     5.00000       02.00     0005000
6156725647     974,258.10                           754   1,450,000           --     20060401     5.00000       02.00     0005000
6157019867     416,632.09                           751     522,000           --     20060401     5.00000       02.00     0005000
6157330645     399,342.33                           765   1,595,000           --     20060301     5.00000       02.00     0005000
6157414241     393,660.77                           776     600,000           --     20060401     5.00000       02.00     0005000
6157698603     337,722.94                           785     640,000           --     20060401     5.00000       02.00     0005000
6158208808     720,423.42                           741     902,000           --     20060401     5.00000       02.00     0005000
6158213667     372,000.00                           707     465,000      465,000     20060501     5.00000       02.00     0005000
6159212437     422,528.95                           773     529,000      528,740     20060401     5.00000       02.00     0005000
6160611700     354,716.10                           758     510,000           --     20060401     5.00000       02.00     0005000
6161075608     519,123.77                           755     650,000      650,000     20060301     5.00000       02.00     0005000
6161100893     649,426.51                           664     930,000           --     20060401     5.00000       02.00     0005000
6161718942     343,461.46                           725     470,000           --     20060301     5.00000       02.00     0005000
6162283268     648,931.29                           759     995,000      916,500     20060301     5.00000       02.00     0005000
6162779646     399,672.12                           776   1,550,000           --     20060401     5.00000       02.00     0005000
6164366764     478,797.41                           765     599,000      599,000     20060401     5.00000       02.00     0005000
6168326665     649,440.36                           720     818,000      817,080     20060401     5.00000       02.00     0005000
6169011787     501,557.09                           748     640,000           --     20060401     5.00000       02.00     0005000
6170905720     599,013.49                           778     875,000      865,000     20060301     5.00000       02.00     0005000
6170947045     479,150.66                           789     600,000      600,000     20060301     5.00000       02.00     0005000
6171085100     303,738.26                           617     380,000      380,004     20060401     5.00000       02.00     0005000
6171999045     487,273.40                           636     635,000      610,000     20060301     5.00000       02.00     0005000
6172137686     645,826.40                           745     850,000           --     20060301     5.00000       02.00     0005000
6172193473     358,712.91                           787     465,000           --     20060401     5.00000       02.00     0005000
6172712371     399,680.12   Republic Mortgage       688     455,000           --     20060401     5.00000       02.00     0005000
6172826502     363,708.91                           747   1,135,000           --     20060401     5.00000       02.00     0005000
6172891043     534,597.62                           709     765,000           --     20060301     5.00000       02.00     0005000
6173482875     382,693.71                           771     555,000           --     20060401     5.00000       02.00     0005000
6173523082     395,698.67                           764     502,000      495,000     20060401     5.00000       02.00     0005000
6174227196     710,645.19                           788     894,000      889,000     20060401     5.00000       02.00     0005000
6174464476     998,473.47                           763   1,950,000           --     20060301     5.00000       02.00     0005000
6174751666     299,760.09                           728     610,000      610,000     20060401     5.00000       02.00     0005000
6175240495     473,276.43                           695     630,000           --     20060301     5.00000       02.00     0005000
6175282968     974,258.10                           755   1,300,000    1,300,000     20060401     5.00000       02.00     0005000
6175640025     609,499.98                           772     900,000           --     20060401     5.00000       02.00     0005000
6175890646     479,207.40                           737     605,000           --     20060301     5.00000       02.00     0005000
6176831730     649,480.11                           698     870,000           --     20060401     5.00000       02.00     0005000
6177530976     459,632.14                           663     660,000           --     20060401     5.00000       02.00     0005000
6177669220     525,558.09                           743     685,000           --     20060401     5.00000       02.00     0005000
6178309776     374,383.43                           744     480,000           --     20060301     5.00000       02.00     0005000
6178734544     486,755.80                           709     650,000           --     20060301     5.00000       02.00     0005000
6178958895     374,884.78                           695     469,000      469,000     20060401     5.00000       02.00     0005000
6181841518     411,322.59                           673     515,000      515,000     20060301     5.00000       02.00     0005000
6182443579     518,225.41                           661     648,500      648,291     20060401     5.00000       02.00     0005000
6182585205     309,490.30                           720     600,000           --     20060301     5.00000       02.00     0005000
6182908381     441,637.69                           729     600,000           --     20060401     5.00000       02.00     0005000
6183581179     474,620.14                           749     670,000           --     20060401     5.00000       02.00     0005000
6183989828     344,432.75                           756     460,000      460,000     20060301     5.00000       02.00     0005000
6185010680     379,207.72                           670     594,000           --     20060301     5.00000       02.00     0005000
6186523178     436,051.02                           711     600,000           --     20060401     5.00000       02.00     0005000
6187494932     583,996.75                           763     730,717      730,717     20060401     5.00000       02.00     0005000
6188227554     397,297.45                           782     500,000      497,000     20060401     5.00000       02.00     0005000
6188527029     647,481.80                           774     820,000      810,000     20060401     5.00000       02.00     0005000
6189440636     635,613.16                           778   1,240,000    1,239,750     20060301     5.00000       02.00     0005000
6189566307     614,708.03                           777     769,000      769,000     20060401     5.00000       02.00     0005000
6189747691     339,714.36                           720     450,000           --     20060401     5.00000       02.00     0005000
6190162773     642,887.92                           769     805,000      805,000     20060301     5.00000       02.00     0005000
6190570603     748,430.07                           688     999,000      999,000     20060401     5.00000       02.00     0005000
6190728664     398,859.14                           752     630,000           --     20060301     5.00000       02.00     0005000
6190918943     303,556.89                           672     380,000           --     20060401     5.00000       02.00     0005000
6191797304     909,235.48                           701   1,314,000           --     20060401     5.00000       02.00     0005000
6192287164     343,631.72                           685     430,000      429,900     20060401     5.00000       02.00     0005000
6192512454     382,615.03                           601     479,000      479,000     20060301     5.00000       02.00     0005000
6193184675     886,325.06                           615   1,375,000           --     20060401     5.00000       02.00     0005000
6193876783     319,724.48                           746     490,000           --     20060401     5.00000       02.00     0005000
6194008667     969,243.30                           758   1,750,000           --     20060401     5.00000       02.00     0005000
6194665292     559,056.35                           729     900,000           --     20060301     5.00000       02.00     0005000
6195066003     467,616.38                           778     809,000           --     20060401     5.00000       02.00     0005000
6196806084     491,586.66                           744     615,000           --     20060401     5.00000       02.00     0005000
6197227512     781,774.66                           741   1,550,000           --     20060301     5.00000       02.00     0005000
6197361923     315,400.00                           696     452,000      450,624     20060501     5.00000       02.00     0005000
6198297431     474,610.64                           741     930,000           --     20060401     5.00000       02.00     0005000
6201482095     399,695.62                           741     850,000      850,000     20060401     5.00000       02.00     0005000
6204298258     489,153.85                           771     700,000           --     20060301     5.00000       02.00     0005000
6204485020     359,666.56                           751     684,000           --     20060401     5.00000       02.00     0005000
6204964719     304,522.70                           700     529,000           --     20060301     5.00000       02.00     0005000
6205738187     343,738.24                           675     430,000      430,000     20060401     5.00000       02.00     0005000
6206872936     524,218.31                           757     765,000           --     20060301     5.00000       02.00     0005000
6207401255     648,413.53                           764   1,050,000           --     20060301     5.00000       02.00     0005000
6208682762     320,655.82   United Guaranty Res.    703     357,000           --     20060401     5.00000       02.00     0005000
6210541485     607,823.41                           713     761,100      761,100     20060301     5.00000       02.00     0005000
6211318487     307,241.66                           781     615,000           --     20060401     5.00000       02.00     0005000
6211639809     421,154.49                           735     640,000           --     20060401     5.00000       02.00     0005000
6211765190     381,109.78                           001     510,000           --     20060401     5.00000       02.00     0005000
6212082819     489,560.42                           768     730,000           --     20060401     5.00000       02.00     0005000
6212137548     299,754.09                           640     548,000           --     20060401     5.00000       02.00     0005000
6212338492     546,817.41                           729   1,850,000           --     20060401     5.00000       02.00     0005000
6212669615     560,562.37                           687     855,000           --     20060401     5.00000       02.00     0005000
6212817677     998,273.18                           709   2,400,000           --     20060301     5.00000       02.00     0005000
6213005827     349,713.11                           764     825,000           --     20060401     5.00000       02.00     0005000
6213201491     398,493.63                           735     515,000      499,000     20060301     5.00000       02.00     0005000
6213277723     339,480.97                           726     425,000      425,000     20060301     5.00000       02.00     0005000
6213885525     339,734.77                           772     425,000      425,000     20060401     5.00000       02.00     0005000
6214842079     657,447.19                           774     940,000      940,000     20060401     5.00000       02.00     0005000
6214988385     775,409.53                           703   1,035,000           --     20060401     5.00000       02.00     0005000
6215464733     478,997.24                           751     609,000      600,000     20060401     5.00000       02.00     0005000
6216129780     854,064.15                           733   1,152,000    1,140,000     20060401     5.00000       02.00     0005000
6216813599     419,672.35                           811     575,000           --     20060401     5.00000       02.00     0005000
6217375416     585,542.86                           764     761,000           --     20060401     5.00000       02.00     0005000
6217483921     518,227.23                           700     679,000      679,000     20060301     5.00000       02.00     0005000
6218160734     399,655.60                           757   1,800,000           --     20060401     5.00000       02.00     0005000
6218503917     478,597.58                           761     650,000      649,000     20060401     5.00000       02.00     0005000
6218949417     524,558.93                           795   1,200,000           --     20060401     5.00000       02.00     0005000
6219698203     314,960.16                           751     394,000      394,000     20060401     5.00000       02.00     0005000
6220789272     306,055.06   Republic Mortgage       638     323,826      323,826     20060401     5.00000       02.00     0005000
6221145391     355,215.00                           741     585,000           --     20060301     5.00000       02.00     0005000
6221470252     394,691.86                           771   1,641,000           --     20060401     5.00000       02.00     0005000
6222709591     446,814.96                           750     560,000      559,000     20060401     5.00000       02.00     0005000
6223126621     649,453.92                           733   1,450,000    1,450,000     20060401     5.00000       02.00     0005000
6225141156     339,398.39                           718     580,000           --     20060301     5.00000       02.00     0005000
6228213390     284,519.75                           767     900,000      880,000     20060301     5.00000       02.00     0005000
6228216070     364,715.26                           669     465,000           --     20060401     5.00000       02.00     0005000
6228641244     431,637.06                           789     607,000      607,000     20060401     5.00000       02.00     0005000
6228987423     401,645.32                           770   1,560,000           --     20060401     5.00000       02.00     0005000
6229558686     419,647.14                           795     525,000      525,000     20060401     5.00000       02.00     0005000
6229720351     398,431.12                           707     640,000           --     20060401     5.00000       02.00     0005000
6230112606     649,453.92                           643     820,000      817,700     20060401     5.00000       02.00     0005000
6230874130     638,973.36                           650     803,000      803,000     20060301     5.00000       02.00     0005000
6230921410     615,507.39                           727   4,500,000           --     20060401     5.00000       02.00     0005000
6231194876     812,849.46                           655   1,140,000    1,084,693     20060401     5.00000       02.00     0005000
6232930377     635,503.85                           668     800,000           --     20060401     5.00000       02.00     0005000
6233518783     359,408.10                           743     459,000           --     20060301     5.00000       02.00     0005000
6235108559     399,472.29                           764     715,000           --     20060401     5.00000       02.00     0005000
6235578173     429,177.31                           695     619,000           --     20060301     5.00000       02.00     0005000
6235670046     719,438.33                           689     940,000      900,000     20060401     5.00000       02.00     0005000
6236298169     616,010.25                           681     820,000           --     20060301     5.00000       02.00     0005000
6237092843     327,768.49                           674     410,000           --     20060401     5.00000       02.00     0005000
6237597460     999,004.49                           747   8,000,000           --     20060401     5.00000       02.00     0005000
6237738122     998,355.82                           784   1,600,000           --     20060301     5.00000       02.00     0005000
6238099102     396,314.45                           606     540,000           --     20060301     5.00000       02.00     0005000
6238993478     357,706.54                           766     512,000           --     20060401     5.00000       02.00     0005000
6239045922     499,525.58                           721     625,000      625,000     20060401     5.00000       02.00     0005000
6239065136     511,002.18                           719     640,000      640,000     20060301     5.00000       02.00     0005000
6240127297     383,669.38                           726     480,000      480,000     20060401     5.00000       02.00     0005000
6240222841     419,141.48                           767     638,000      637,665     20060301     5.00000       02.00     0005000
6240307048     399,672.12                           636     800,000           --     20060401     5.00000       02.00     0005000
6240589546     489,132.97                           708   1,000,000           --     20060301     5.00000       02.00     0005000
6240750957     291,854.60                           728     385,000           --     20060401     5.00000       02.00     0005000
6242611462     342,777.53                           758     455,000           --     20060301     5.00000       02.00     0005000
6243505002     465,848.57                           726     750,000           --     20060401     5.00000       02.00     0005000
6243683031     468,101.99                           703     586,000      586,000     20060301     5.00000       02.00     0005000
6244543168     387,681.95                           709     485,000           --     20060401     5.00000       02.00     0005000
6244558737     559,540.97                           783     800,000           --     20060401     5.00000       02.00     0005000
6244692882     384,660.32                           764     660,000           --     20060401     5.00000       02.00     0005000
6245807455     339,734.77                           759     645,000           --     20060401     5.00000       02.00     0005000
6247172221     428,448.51                           757     550,000      536,000     20060401     5.00000       02.00     0005000
6247389429     612,416.31                           683   1,140,000           --     20060301     5.00000       02.00     0005000
6248255397     489,588.33                           761     825,000           --     20060401     5.00000       02.00     0005000
6248413830     349,720.11                           775     474,000           --     20060401     5.00000       02.00     0005000
6250021760     748,855.10                           783     955,000      955,000     20060301     5.00000       02.00     0005000
6251016595     419,688.29                           712     565,000           --     20060401     5.00000       02.00     0005000
6251924178     699,426.21                           740   1,200,000           --     20060401     5.00000       02.00     0005000
6252017790     999,219.90                           779   6,500,000           --     20060401     5.00000       02.00     0005000
6255017342     339,721.30                           734     490,000      490,000     20060401     5.00000       02.00     0005000
6256207926     689,747.27                           773   1,550,000           --     20060301     5.00000       02.00     0005000
6258043808     558,142.12                           786     850,000      698,250     20060401     5.00000       02.00     0005000
6258349593     386,561.87                           746     483,599      483,599     20060401     5.00000       02.00     0005000
6259311162     409,374.12                           718     512,500           --     20060301     5.00000       02.00     0005000
6259675558     549,581.49                           649     893,000      893,000     20060401     5.00000       02.00     0005000
6259719299     339,707.26                           775     425,000      425,000     20060401     5.00000       02.00     0005000
6260249674     479,625.55                           716     600,000           --     20060401     5.00000       02.00     0005000
6260355901     437,413.55                           671     550,000           --     20060301     5.00000       02.00     0005000
6260456378     401,686.40                           755     635,000           --     20060401     5.00000       02.00     0005000
6261673674     873,525.57                           685   1,260,000    1,254,600     20060301     5.00000       02.00     0005000
6264300655     389,210.93   United Guaranty Res.    685     433,100      433,006     20060401     5.00000       02.00     0005000
6264989473     363,444.34                           783     455,000      455,000     20060301     5.00000       02.00     0005000
6269574353     534,956.35                           787     677,500      669,218     20060401     5.00000       02.00     0005000
6269728868     375,366.41                           656     470,000      470,000     20060301     5.00000       02.00     0005000
6270013813     383,269.38                           630     480,000      480,000     20060301     5.00000       02.00     0005000
6271006881     432,230.44                           780     542,000      541,200     20060301     5.00000       02.00     0005000
6271260926     371,446.11                           648     470,000           --     20060301     5.00000       02.00     0005000
6272200483     399,180.52                           755     600,000           --     20060401     5.00000       02.00     0005000
6273385549     442,727.73                           786   4,400,000           --     20060401     5.00000       02.00     0005000
6273446366     449,313.06                           771     575,000           --     20060301     5.00000       02.00     0005000
6274702767     455,597.68                           789     650,000      570,000     20060401     5.00000       02.00     0005000
6274837407     447,349.42                           720     580,000      560,000     20060301     5.00000       02.00     0005000
6275884416     422,644.63                           725     580,000           --     20060401     5.00000       02.00     0005000
6275950456     324,011.62                           790     415,000      405,381     20060401     5.00000       02.00     0005000
6276925382     435,659.88                           745     545,000      545,000     20060401     5.00000       02.00     0005000
6279026626     379,680.75                           692     475,000      475,000     20060401     5.00000       02.00     0005000
6279530031     399,695.62                           769     540,000           --     20060401     5.00000       02.00     0005000
6279702853     399,680.12                           789     879,000      879,000     20060401     5.00000       02.00     0005000
6281449014     599,495.92                           691     900,000           --     20060401     5.00000       02.00     0005000
6281621745     283,542.58                           755     355,000      355,000     20060301     5.00000       02.00     0005000
6281626405     472,078.25                           702     591,000      591,000     20060301     5.00000       02.00     0005000
6282211330     994,184.41                           757   1,610,000           --     20060401     5.00000       02.00     0005000
6282336673     449,612.55                           667   1,000,000           --     20060401     5.00000       02.00     0005000
6282672127     449,241.73                           778     860,000      850,500     20060301     5.00000       02.00     0005000
6282771036     314,741.79                           777     430,000           --     20060401     5.00000       02.00     0005000
6284606230     329,608.93                           739     509,900      509,900     20060401     5.00000       02.00     0005000
6284889265     682,929.60                           809     912,000      912,000     20060301     5.00000       02.00     0005000
6285077258     635,016.43                           773   1,050,000           --     20060401     5.00000       02.00     0005000
6285123862     454,336.38                           677     640,000           --     20060401     5.00000       02.00     0005000
6286558405     899,262.27                           653   1,300,000           --     20060401     5.00000       02.00     0005000
6286936395     523,580.96                           768     900,000           --     20060401     5.00000       02.00     0005000
6287820176     342,549.63                           706     481,000           --     20060301     5.00000       02.00     0005000
6287884289     498,640.93                           790     675,000           --     20060401     5.00000       02.00     0005000
6288453001     324,015.52                           785   1,610,000    1,602,500     20060301     5.00000       02.00     0005000
6289012962     380,000.00   Republic Mortgage       658     555,000      400,000     20060501     5.00000       02.00     0005000
6289349752     844,340.82                           720   2,036,500           --     20060401     5.00000       02.00     0005000
6291975180     599,520.18                           786   1,015,900    1,015,900     20060401     5.00000       02.00     0005000
6292028732     377,682.43                           720     504,000           --     20060401     5.00000       02.00     0005000
6292042337     489,578.11                           782     715,000           --     20060401     5.00000       02.00     0005000
6292422851     387,689.72                           775     485,000           --     20060401     5.00000       02.00     0005000
6292873301     649,467.20                           722     950,000           --     20060401     5.00000       02.00     0005000
6293017122     469,624.15                           745     587,888      587,888     20060401     5.00000       02.00     0005000
6293573082     422,869.85                           772     529,000      529,000     20060401     5.00000       02.00     0005000
6294319774     667,452.44                           751   1,120,000           --     20060401     5.00000       02.00     0005000
6294359317     648,454.76                           737     850,000      849,000     20060401     5.00000       02.00     0005000
6296201905     999,257.85                           711   2,800,000           --     20060401     5.00000       02.00     0005000
6297528884   1,000,000.00                           694   1,680,000    1,680,000     20060501     5.00000       02.00     0005000
6298404473     372,868.90                           715     500,000      466,450     20060401     5.00000       02.00     0005000
6299195062     399,695.62                           754     500,000      500,000     20060401     5.00000       02.00     0005000
6300547640     562,952.47                           767     705,000      705,000     20060301     5.00000       02.00     0005000
6300649180     699,440.22                           667   1,100,000           --     20060401     5.00000       02.00     0005000
6302183410     439,673.45                           750     550,000           --     20060401     5.00000       02.00     0005000
6303094590     538,579.52                           785     770,000           --     20060401     5.00000       02.00     0005000
6303671785     330,728.67                           669     697,000      546,038     20060401     5.00000       02.00     0005000
6304141788     299,530.53                           001     480,000      480,000     20060301     5.00000       02.00     0005000
6304266999     294,639.97                           756     507,000      506,870     20060401     5.00000       02.00     0005000
6304526392     561,404.88                           761     740,000      703,000     20060301     5.00000       02.00     0005000
6304863696     447,459.25                           663     597,119      597,119     20060401     5.00000       02.00     0005000
6305714898     340,660.71                           743     455,000           --     20060301     5.00000       02.00     0005000
6305733054     334,462.61                           708   1,050,000           --     20060301     5.00000       02.00     0005000
6306611234     330,655.44                           814     420,000      414,000     20060301     5.00000       02.00     0005000
6307242781     294,726.77   GE Mortgage             619     330,000      328,000     20060401     5.00000       02.00     0005000
6307294774     431,614.56                           760     610,000      539,950     20060401     5.00000       02.00     0005000
6307346947     627,064.95                           732     785,000      785,000     20060301     5.00000       02.00     0005000
6307584703     391,582.56                           767     490,000      489,900     20060401     5.00000       02.00     0005000
6308017562     589,516.38                           689   1,025,000           --     20060401     5.00000       02.00     0005000
6309087358     490,587.49                           786   1,080,000           --     20060401     5.00000       02.00     0005000
6309640156     452,000.00                           768     565,000      565,000     20060501     5.00000       02.00     0005000
6309799846     591,502.65                           753     800,000           --     20060401     5.00000       02.00     0005000
6310222770     382,853.77                           751     710,000           --     20060301     5.00000       02.00     0005000
6312650218     534,761.30                           754     699,000      669,000     20060401     5.00000       02.00     0005000
6313059351     564,580.68                           655     900,000           --     20060401     5.00000       02.00     0005000
6314773182     563,537.69                           713     720,000           --     20060401     5.00000       02.00     0005000
6315380763     306,760.50                           699     390,000           --     20060401     5.00000       02.00     0005000
6316867941     383,177.81                           772   1,050,000           --     20060401     5.00000       02.00     0005000
6316872610     536,526.21                           708     950,000           --     20060401     5.00000       02.00     0005000
6317213814     405,658.90                           736     545,000           --     20060401     5.00000       02.00     0005000
6317642988     399,663.95                           712     860,000           --     20060401     5.00000       02.00     0005000
6317983556     355,370.24                           725     445,000           --     20060301     5.00000       02.00     0005000
6317999834     334,475.74                           781     525,000      525,000     20060301     5.00000       02.00     0005000
6318115042     334,688.30                           767     419,000      419,000     20060301     5.00000       02.00     0005000
6319245574     798,867.09                           785   1,010,000    1,000,000     20060301     5.00000       02.00     0005000
6319370372     515,416.62                           764     800,000           --     20060401     5.00000       02.00     0005000
6319527625     399,130.42                           743     575,000           --     20060401     5.00000       02.00     0005000
6320636118     503,576.57                           728     630,000           --     20060401     5.00000       02.00     0005000
6321372291     424,367.19                           765     650,000           --     20060301     5.00000       02.00     0005000
6322742591     367,379.89                           803     490,000      460,000     20060301     5.00000       02.00     0005000
6323558244     649,505.40                           779   1,150,000           --     20060401     5.00000       02.00     0005000
6323609153     397,329.34                           756     625,000      531,900     20060301     5.00000       02.00     0005000
6324212601     329,729.50                           777     495,000           --     20060401     5.00000       02.00     0005000
6324515821     549,560.17                           693     720,000      717,000     20060401     5.00000       02.00     0005000
6325135215     424,118.56                           764     607,000           --     20060301     5.00000       02.00     0005000
6326366769     377,690.15                           757     500,000           --     20060401     5.00000       02.00     0005000
6327829088     422,537.71                           694     530,000      529,000     20060301     5.00000       02.00     0005000
6329229980     372,701.71                           735     470,000           --     20060401     5.00000       02.00     0005000
6329861360     500,589.33                           718     790,000           --     20060401     5.00000       02.00     0005000
6329986852     359,393.32                           719     450,000           --     20060301     5.00000       02.00     0005000
6332033676     439,665.19                           788     675,000           --     20060401     5.00000       02.00     0005000
6332361580     484,122.04                           736     696,000      605,696     20060401     5.00000       02.00     0005000
6332981247     335,419.79                           780     420,000      420,000     20060301     5.00000       02.00     0005000
6333516620     483,622.43                           731     605,000      605,000     20060401     5.00000       02.00     0005000
6334877153     386,183.18                           742     512,000           --     20060401     5.00000       02.00     0005000
6335826852     691,418.63                           769   2,500,000           --     20060401     5.00000       02.00     0005000
6337593450     479,606.54                           691     688,500           --     20060401     5.00000       02.00     0005000
6337766114     586,135.44                           675     734,000      734,000     20060301     5.00000       02.00     0005000
6340538559     471,640.84                           778     605,000      590,000     20060401     5.00000       02.00     0005000
6340603379     531,563.92                           620     725,000           --     20060401     5.00000       02.00     0005000
6341037973     566,735.07                           746     709,000      709,000     20060401     5.00000       02.00     0005000
6342689467     387,704.76                           776     485,000      485,000     20060401     5.00000       02.00     0005000
6342929871     434,625.47                           689     800,000           --     20060401     5.00000       02.00     0005000
6342968739     336,502.85                           725     421,000      421,000     20060401     5.00000       02.00     0005000
6343095763     369,361.07                           771   1,150,000           --     20060301     5.00000       02.00     0005000
6343576788     556,554.57                           687     705,000           --     20060401     5.00000       02.00     0005000
6343618721     437,250.05                           722     548,000      547,000     20060401     5.00000       02.00     0005000
6344447880     499,590.15                           769     935,000      935,000     20060401     5.00000       02.00     0005000
6344750986     401,202.03   United Guaranty Res.    655     446,250      446,250     20060401     5.00000       02.00     0005000
6344902579     649,007.76                           725   1,065,000           --     20060301     5.00000       02.00     0005000
6345723651     305,471.58                           790     390,000      382,500     20060301     5.00000       02.00     0005000
6347280494     351,625.48                           684     440,000      439,900     20060401     5.00000       02.00     0005000
6347403823     419,664.13                           760     525,000           --     20060401     5.00000       02.00     0005000
6348142966     351,704.28                           776     442,000      440,560     20060401     5.00000       02.00     0005000
6348197408     383,368.62                           683     480,000      480,000     20060301     5.00000       02.00     0005000
6348712354     349,726.96                           768     875,000           --     20060401     5.00000       02.00     0005000
6349652674     428,665.34                           701     550,000           --     20060401     5.00000       02.00     0005000
6349867363     457,115.64                           689     610,000           --     20060401     5.00000       02.00     0005000
6350246457     379,680.75                           760     650,000           --     20060401     5.00000       02.00     0005000
6350750912     287,549.30                           631     375,000      360,590     20060301     5.00000       02.00     0005000
6351061954     395,691.08                           726     620,000           --     20060401     5.00000       02.00     0005000
6351715948     691,460.17                           682     880,000           --     20060401     5.00000       02.00     0005000
6352234600     651,465.55                           770   1,200,000           --     20060401     5.00000       02.00     0005000
6352645441     462,338.58                           778     761,000           --     20060301     5.00000       02.00     0005000
6353498857     301,346.62                           000     377,000      377,000     20060401     5.00000       02.00     0005000
6354126994     319,511.50                           737     400,100           --     20060301     5.00000       02.00     0005000
6354623859     405,332.46                           762     720,000           --     20060301     5.00000       02.00     0005000
6355374049     434,043.92                           806     600,000           --     20060401     5.00000       02.00     0005000
6356479649     433,553.01                           763     574,900      574,900     20060401     5.00000       02.00     0005000
6358969977     331,966.62   Mortgage Guaranty       000     355,000      350,000     20060301     5.00000       02.00     0005000
6359959282     528,327.16                           776     721,000      705,000     20060401     5.00000       02.00     0005000
6360043027     348,864.68                           705     575,000           --     20060301     5.00000       02.00     0005000
6361734244     359,726.06                           747     450,000      450,000     20060401     5.00000       02.00     0005000
6362734136     307,491.30                           670     385,000      385,000     20060301     5.00000       02.00     0005000
6364978046     749,429.31                           663     947,500      947,500     20060401     5.00000       02.00     0005000
6365450920     962,190.96                           768   1,370,000    1,370,000     20060401     5.00000       02.00     0005000
6365548426     415,698.90                           690     520,000           --     20060401     5.00000       02.00     0005000
6366248547     415,415.85                           762     600,000           --     20060301     5.00000       02.00     0005000
6366443551     636,102.99                           651     820,000      796,372     20060301     5.00000       02.00     0005000
6366523923     599,495.92                           785   1,725,000           --     20060401     5.00000       02.00     0005000
6366881867     359,393.37                           678     515,000      515,000     20060301     5.00000       02.00     0005000
6367010458     559,552.17                           774     700,000           --     20060401     5.00000       02.00     0005000
6367055859     568,322.13                           771     711,000      711,000     20060401     5.00000       02.00     0005000
6368407208     566,058.07                           732   1,075,000           --     20060401     5.00000       02.00     0005000
6368645872     809,398.86                           796   1,600,000           --     20060401     5.00000       02.00     0005000
6368733587     549,095.69                           723   1,600,000           --     20060301     5.00000       02.00     0005000
6369108367     451,656.06                           782     570,000           --     20060401     5.00000       02.00     0005000
6369368482     749,429.30                           693     980,000      960,000     20060401     5.00000       02.00     0005000
6370014851     399,695.62                           645     500,000           --     20060401     5.00000       02.00     0005000
6370153394     590,551.15                           741     845,000           --     20060301     5.00000       02.00     0005000
6370545599     303,524.26                           789     380,000      380,000     20060301     5.00000       02.00     0005000
6370670280     406,849.40                           764     509,000      509,000     20060401     5.00000       02.00     0005000
6371579829     438,648.93                           725     800,000           --     20060401     5.00000       02.00     0005000
6371792646     474,580.92                           721   1,375,000    1,375,000     20060401     5.00000       02.00     0005000
6371936813     339,493.76                           704     425,000           --     20060301     5.00000       02.00     0005000
6372644135     383,368.62                           733     510,000           --     20060301     5.00000       02.00     0005000
6373437224     419,647.14                           783   1,650,000           --     20060401     5.00000       02.00     0005000
6373873261     427,657.73                           717     535,000      535,000     20060401     5.00000       02.00     0005000
6374619358     345,806.03   United Guaranty Res.    725     385,000      385,000     20060401     5.00000       02.00     0005000
6375479083     449,648.95                           653     620,000           --     20060401     5.00000       02.00     0005000
6375768626     314,469.20                           774     420,000           --     20060301     5.00000       02.00     0005000
6375882054     331,939.72                           763     475,000      475,000     20060301     5.00000       02.00     0005000
6376751761     499,609.94                           764     630,000      625,000     20060401     5.00000       02.00     0005000
6376907496     303,524.26                           770     380,000      380,000     20060301     5.00000       02.00     0005000
6378630823     573,824.64                           757     780,000      780,000     20060301     5.00000       02.00     0005000
6378936071     666,481.04                           688     900,000           --     20060301     5.00000       02.00     0005000
6379347039     399,655.60                           755     500,000      500,000     20060401     5.00000       02.00     0005000
6379382861     659,497.79                           000     830,000      825,000     20060401     5.00000       02.00     0005000
6379844522     397,960.59                           732     746,000           --     20060301     5.00000       02.00     0005000
6380480704     499,628.92                           732     655,000      655,000     20060401     5.00000       02.00     0005000
6380852852     385,365.35                           755     700,000           --     20060301     5.00000       02.00     0005000
6380863958     319,762.51                           733     420,000           --     20060401     5.00000       02.00     0005000
6381360020     286,528.12                           759     385,000           --     20060301     5.00000       02.00     0005000
6381374377     476,998.92                           751     605,000      596,753     20060401     5.00000       02.00     0005000
6381609228     349,713.11                           786     835,000           --     20060401     5.00000       02.00     0005000
6381974580     399,374.03                           608     665,000           --     20060301     5.00000       02.00     0005000
6382537220     399,687.96                           668     500,000           --     20060401     5.00000       02.00     0005000
6382980750     519,023.92                           725     650,000      649,938     20060301     5.00000       02.00     0005000
6383182760     649,397.97                           730   1,235,000           --     20060401     5.00000       02.00     0005000
6383708036     999,200.31                           749   3,100,000    3,100,000     20060401     5.00000       02.00     0005000
6384507627     460,563.22                           710     615,000      613,507     20060301     5.00000       02.00     0005000
6385272858     749,414.92                           708   1,100,000    1,100,000     20060401     5.00000       02.00     0005000
6386839549     649,453.92                           723   1,100,000           --     20060401     5.00000       02.00     0005000
6387682864     539,568.17                           758     700,000           --     20060401     5.00000       02.00     0005000
6387764746     445,177.78                           701     715,000           --     20060401     5.00000       02.00     0005000
6388432707     359,436.62                           784     460,000      450,000     20060301     5.00000       02.00     0005000
6388590108     337,236.71   United Guaranty Res.    601     375,000      375,000     20060401     5.00000       02.00     0005000
6389238780     650,000.00                           725     850,000           --     20060501     5.00000       02.00     0005000
6390102496     350,893.02                           783     580,000           --     20060301     5.00000       02.00     0005000
6390212584     314,741.79                           710     420,000           --     20060401     5.00000       02.00     0005000
6392254279     596,498.44                           680     780,000           --     20060401     5.00000       02.00     0005000
6393391690     491,306.79                           808     627,000           --     20060401     5.00000       02.00     0005000
6394594722     308,365.17                           741     389,000      385,938     20060401     5.00000       02.00     0005000
6394757113     648,957.31                           628     820,000      820,000     20060301     5.00000       02.00     0005000
6394936477     384,676.55                           699     525,000           --     20060401     5.00000       02.00     0005000
6396741545     673,890.17                           744   1,200,000           --     20060301     5.00000       02.00     0005000
6396860923     789,303.00                           759   1,200,000           --     20060401     5.00000       02.00     0005000
6396942200     483,510.56   United Guaranty Res.    712     510,000      510,000     20060301     5.00000       02.00     0005000
6397940955     481,914.31                           725     689,000           --     20060401     5.00000       02.00     0005000
6398726882     310,675.60                           769     389,000      389,000     20060301     5.00000       02.00     0005000
6398808912     431,307.01                           736     610,000           --     20060301     5.00000       02.00     0005000
6398913555     479,729.22                           800     725,000           --     20060301     5.00000       02.00     0005000
6400649700     376,483.27                           757     710,000           --     20060401     5.00000       02.00     0005000
6400802051     329,508.06                           637     445,000           --     20060301     5.00000       02.00     0005000
6401522930     649,412.38                           700     990,000           --     20060401     5.00000       02.00     0005000
6402438987     399,325.97                           757     535,000           --     20060301     5.00000       02.00     0005000
6403734996     449,631.13                           766   1,212,000           --     20060401     5.00000       02.00     0005000
6405395606     569,555.34                           652     815,000           --     20060401     5.00000       02.00     0005000
6405863645     504,343.65                           782     631,000      631,000     20060401     5.00000       02.00     0005000
6405959351     559,051.76                           757     700,000      699,950     20060301     5.00000       02.00     0005000
6407909990     314,000.00                           661     393,000      392,500     20060501     5.00000       02.00     0005000
6408759147     454,322.53                           691     960,000      940,000     20060301     5.00000       02.00     0005000
6409716682     387,704.76                           750     485,000      485,000     20060401     5.00000       02.00     0005000
6409998256     387,589.80                           762     560,000           --     20060401     5.00000       02.00     0005000
6410174699     999,159.88                           778   3,400,000           --     20060401     5.00000       02.00     0005000
6412927060     369,718.46                           681     550,000           --     20060401     5.00000       02.00     0005000
6413331882     463,646.93                           754     650,000           --     20060401     5.00000       02.00     0005000
6413489987     380,058.49   Republic Mortgage       721     455,000           --     20060301     5.00000       02.00     0005000
6413784072     998,435.08                           784   3,775,000           --     20060301     5.00000       02.00     0005000
6413917730     446,474.59                           746     701,500      687,500     20060401     5.00000       02.00     0005000
6415133807     399,201.59                           645     650,000           --     20060301     5.00000       02.00     0005000
6415416863     322,668.60                           698     405,000      404,000     20060301     5.00000       02.00     0005000
6415735106     449,640.14                           769     900,000           --     20060401     5.00000       02.00     0005000
6415777389     297,323.27                           781     455,000           --     20060301     5.00000       02.00     0005000
6416022389     375,234.93                           684     471,000      469,900     20060301     5.00000       02.00     0005000
6416286562     479,625.55                           792     640,000      640,000     20060401     5.00000       02.00     0005000
6416324959     337,496.73                           705     505,000      503,000     20060301     5.00000       02.00     0005000
6416631494     377,674.54                           775     545,000           --     20060401     5.00000       02.00     0005000
6416875182     307,765.64                           732     385,000           --     20060401     5.00000       02.00     0005000
6416981410     499,157.46   Mortgage Guaranty       749     565,000      565,000     20060301     5.00000       02.00     0005000
6417120570     799,391.26                           774   1,000,000    1,000,000     20060401     5.00000       02.00     0005000
6417891428     916,701.93                           751   1,230,000           --     20060401     5.00000       02.00     0005000
6419091282     390,556.79                           737     489,000      489,000     20060301     5.00000       02.00     0005000
6421035640     318,950.99                           776     399,000      399,000     20060401     5.00000       02.00     0005000
6421106235     349,720.11                           766   1,050,000           --     20060401     5.00000       02.00     0005000
6421738938     381,586.89                           745     550,000           --     20060301     5.00000       02.00     0005000
6422173549     792,283.74                           705   1,700,000           --     20060401     5.00000       02.00     0005000
6422747540     999,239.07                           665   1,750,000           --     20060401     5.00000       02.00     0005000
6423001558     551,791.84                           769     691,000      691,000     20060301     5.00000       02.00     0005000
6423208898     319,473.87                           755     500,000           --     20060301     5.00000       02.00     0005000
6424559349     658,389.63                           801   1,049,000    1,049,000     20060401     5.00000       02.00     0005000
6424889506     301,800.00                           757     650,000           --     20060501     5.00000       02.00     0005000
6424933015     648,982.80                           761   2,000,000           --     20060301     5.00000       02.00     0005000
6426684228     409,703.25                           701     550,000           --     20060401     5.00000       02.00     0005000
6427325375     944,225.39                           799   1,350,000    1,350,000     20060401     5.00000       02.00     0005000
6428664350     440,564.51   Mortgage Guaranty       606     490,000      490,000     20060401     5.00000       02.00     0005000
6428887829     591,502.65                           781     740,000      740,000     20060401     5.00000       02.00     0005000
6429548768     399,680.12                           653     540,000           --     20060401     5.00000       02.00     0005000
6429926204     589,504.33                           801   2,350,000           --     20060401     5.00000       02.00     0005000
6430351632     442,645.73                           648     555,000           --     20060401     5.00000       02.00     0005000
6430482338     383,384.02                           755     485,000      480,000     20060301     5.00000       02.00     0005000
6431106449     470,042.06                           681     588,000      588,000     20060401     5.00000       02.00     0005000
6431506705     649,480.11                           762     895,000      895,000     20060401     5.00000       02.00     0005000
6432681655     393,435.12                           749     525,000      525,000     20060401     5.00000       02.00     0005000
6434221062     456,634.54                           778     660,000           --     20060401     5.00000       02.00     0005000
6437528638     399,257.07                           775     600,000      575,000     20060301     5.00000       02.00     0005000
6437709923     319,710.71   United Guaranty Res.    689     362,500           --     20060401     5.00000       02.00     0005000
6438893726     327,750.41                           726     410,000      410,000     20060401     5.00000       02.00     0005000
6440224803     529,596.71                           745     670,000           --     20060401     5.00000       02.00     0005000
6440410402     648,997.09                           696   1,000,000           --     20060301     5.00000       02.00     0005000
6440573217     439,328.32                           626     550,000      550,000     20060301     5.00000       02.00     0005000
6440600788     386,409.23                           766     515,000           --     20060301     5.00000       02.00     0005000
6440778667     539,589.10                           733     700,000      675,000     20060401     5.00000       02.00     0005000
6441500649     519,614.08                           683     800,000           --     20060401     5.00000       02.00     0005000
6441577423     434,616.20                           730     635,000      635,000     20060401     5.00000       02.00     0005000
6441751952     399,325.97                           779     800,000           --     20060301     5.00000       02.00     0005000
6441911655     649,492.93                           771   1,145,000           --     20060401     5.00000       02.00     0005000
6441967665     531,470.39                           749     665,000      665,000     20060401     5.00000       02.00     0005000
6442635147     854,333.02                           649   1,935,000           --     20060401     5.00000       02.00     0005000
6443442246     538,547.17                           746     770,000           --     20060401     5.00000       02.00     0005000
6443634958     381,694.52                           663     478,000      477,500     20060401     5.00000       02.00     0005000
6443703050     378,421.45                           709     915,000           --     20060301     5.00000       02.00     0005000
6445233072     380,502.94                           768     476,000      476,000     20060401     5.00000       02.00     0005000
6445971853     439,665.19                           769     608,888      608,888     20060401     5.00000       02.00     0005000
6446080373     295,769.08                           749     400,000           --     20060401     5.00000       02.00     0005000
6446111186     358,623.79                           756     450,000      449,000     20060301     5.00000       02.00     0005000
6446181338     439,630.34                           780     560,000      550,000     20060401     5.00000       02.00     0005000
6447862050     749,354.26                           709   1,270,000    1,270,000     20060401     5.00000       02.00     0005000
6447937720     342,711.83                           615     450,000           --     20060401     5.00000       02.00     0005000
6448527702     291,284.61                           670     365,000      365,354     20060301     5.00000       02.00     0005000
6448808326     501,535.05                           789     630,000      627,500     20060401     5.00000       02.00     0005000
6449128468     583,555.62                           805     730,000      730,000     20060401     5.00000       02.00     0005000
6449353157     411,694.23                           705     515,000      515,000     20060401     5.00000       02.00     0005000
6450604480     499,609.94                           636   1,500,000    1,016,025     20060401     5.00000       02.00     0005000
6452477513     330,707.97                           740     580,000           --     20060401     5.00000       02.00     0005000
6452477802     639,500.74                           703     800,000      800,000     20060401     5.00000       02.00     0005000
6452986455     997,221.46                           758   1,550,000           --     20060401     5.00000       02.00     0005000
6453043413     649,492.93                           740   1,300,000           --     20060401     5.00000       02.00     0005000
6453357441     399,687.96                           716     540,000      540,000     20060401     5.00000       02.00     0005000
6454590495     996,721.85                           729   1,500,000           --     20060401     5.00000       02.00     0005000
6455970795     399,687.96                           679     850,000           --     20060401     5.00000       02.00     0005000
6456195756     391,694.19                           604     490,000      490,000     20060401     5.00000       02.00     0005000
6456721221     499,174.41                           737   1,150,000           --     20060301     5.00000       02.00     0005000
6456766879     499,600.15                           741     800,000           --     20060401     5.00000       02.00     0005000
6457896618     388,481.30                           716     486,000      486,006     20060401     5.00000       02.00     0005000
6458026579     475,569.68                           729     595,000      595,000     20060401     5.00000       02.00     0005000
6459120298     352,517.87                           741     560,000           --     20060401     5.00000       02.00     0005000
6459337546     349,698.65                           783   1,333,000    1,332,160     20060401     5.00000       02.00     0005000
6459354970     407,361.52                           735     510,000           --     20060301     5.00000       02.00     0005000
6460391326     359,267.60                           808     470,000      450,000     20060301     5.00000       02.00     0005000
6460549428     407,344.80                           754     510,000      510,000     20060301     5.00000       02.00     0005000
6460634824     553,745.31                           732     735,000      693,350     20060301     5.00000       02.00     0005000
6460682047     744,374.11                           765   1,505,000           --     20060401     5.00000       02.00     0005000
6460956839     496,262.56                           745     645,000           --     20060401     5.00000       02.00     0005000
6461245539     599,531.94                           768   1,005,000    1,005,000     20060401     5.00000       02.00     0005000
6461384718     284,766.38   Mortgage Guaranty       675     300,000      300,000     20060401     5.00000       02.00     0005000
6461572056     444,395.83                           748     710,000           --     20060401     5.00000       02.00     0005000
6462526200     994,279.85                           644   3,100,000           --     20060401     5.00000       02.00     0005000
6463052032     796,346.70                           722   1,700,000           --     20060401     5.00000       02.00     0005000
6464336913     376,705.90                           732     500,000           --     20060401     5.00000       02.00     0005000
6464441291     299,741.70                           781     905,000      902,750     20060401     5.00000       02.00     0005000
6465015300     818,618.25                           680   1,025,000    1,025,000     20060301     5.00000       02.00     0005000
6465182019     355,715.31                           727     445,000           --     20060401     5.00000       02.00     0005000
6465796941     976,756.20                           758   1,400,000           --     20060401     5.00000       02.00     0005000
6468132342     506,504.56                           749     760,000           --     20060401     5.00000       02.00     0005000
6472110029     419,672.35                           712     735,000           --     20060401     5.00000       02.00     0005000
6472413860     583,555.62                           761     730,000      730,000     20060401     5.00000       02.00     0005000
6473701776     433,885.17                           763     579,000      579,000     20060401     5.00000       02.00     0005000
6474808059     580,557.90                           752     925,000           --     20060401     5.00000       02.00     0005000
6474838544     467,587.09                           730   1,400,000           --     20060401     5.00000       02.00     0005000
6475894199     463,172.86                           695     580,000      579,448     20060401     5.00000       02.00     0005000
6476274565     306,772.16                           694     420,000           --     20060401     5.00000       02.00     0005000
6477036674     998,355.82                           737   6,300,000    2,050,000     20060301     5.00000       02.00     0005000
6477784406     307,753.69                           749     440,000           --     20060401     5.00000       02.00     0005000
6477917642     998,355.82                           698   1,875,000    1,875,000     20060301     5.00000       02.00     0005000
6477934217     647,955.18                           755   1,180,000           --     20060401     5.00000       02.00     0005000
6478314930     500,551.11                           792     650,000           --     20060301     5.00000       02.00     0005000
6479087642     393,767.33                           694     493,000      493,000     20060301     5.00000       02.00     0005000
6479099167     299,747.96                           767     475,000           --     20060401     5.00000       02.00     0005000
6479677368     318,225.90                           745     425,000      425,000     20060301     5.00000       02.00     0005000
6479922061     331,699.86                           736     416,000      415,000     20060401     5.00000       02.00     0005000
6479982248     499,255.52                           701     625,000      625,000     20060301     5.00000       02.00     0005000
6480123097     460,203.73                           752     633,000      633,000     20060301     5.00000       02.00     0005000
6480204814     827,304.37                           767   1,380,000    1,380,000     20060401     5.00000       02.00     0005000
6481376173     369,468.64                           720     493,000      493,000     20060401     5.00000       02.00     0005000
6482071310     329,708.85                           778     495,000      480,000     20060401     5.00000       02.00     0005000
6484234973     353,195.64                           719     540,000           --     20060401     5.00000       02.00     0005000
6484253056     365,692.52                           716     556,000      556,000     20060401     5.00000       02.00     0005000
6484292161     373,708.24                           679     485,000           --     20060401     5.00000       02.00     0005000
6485207598     319,737.70                           760     480,000           --     20060401     5.00000       02.00     0005000
6485581000     613,033.17                           709     800,000           --     20060401     5.00000       02.00     0005000
6485965963     649,007.76                           672     844,000      842,500     20060301     5.00000       02.00     0005000
6487193333     404,659.74                           668     580,000      580,000     20060401     5.00000       02.00     0005000
6487406180     419,638.38                           766     525,000      525,000     20060401     5.00000       02.00     0005000
6488252120     434,660.66                           791     580,000           --     20060401     5.00000       02.00     0005000
6488539815     330,000.00                           662     474,000           --     20060501     5.00000       02.00     0005000
6488787992     649,517.60                           789     850,000           --     20060401     5.00000       02.00     0005000
6488955748     311,437.09                           805     390,000      389,950     20060301     5.00000       02.00     0005000
6491182470     559,573.88                           698     700,000           --     20060401     5.00000       02.00     0005000
6491594187     411,322.59                           759     515,000      515,000     20060301     5.00000       02.00     0005000
6492411258     392,215.14                           626     491,000           --     20060301     5.00000       02.00     0005000
6492434755     747,401.83                           756     935,000           --     20060401     5.00000       02.00     0005000
6492584195     471,603.46                           724     618,000      590,000     20060401     5.00000       02.00     0005000
6493911884     320,330.65                           750     465,000           --     20060401     5.00000       02.00     0005000
6494148270     280,490.20   GE Mortgage             673     315,000      295,520     20060401     5.00000       02.00     0005000
6494919407     324,733.59                           701     410,000           --     20060401     5.00000       02.00     0005000
6494984021     403,383.29                           675     590,000           --     20060301     5.00000       02.00     0005000
6494998518     455,867.98                           775   1,240,000           --     20060401     5.00000       02.00     0005000
6495619410     499,609.94                           703     700,000           --     20060401     5.00000       02.00     0005000
6495805175     648,931.29                           770     860,000           --     20060301     5.00000       02.00     0005000
6495924679     335,710.71                           761     545,000           --     20060401     5.00000       02.00     0005000
6496608248     460,681.30                           737     690,000      686,050     20060401     5.00000       02.00     0005000
6496905735     375,706.68                           791     470,000      470,000     20060401     5.00000       02.00     0005000
6497009933     403,684.83                           750     800,000           --     20060401     5.00000       02.00     0005000
6497878741     558,730.20                           776     715,000      699,000     20060401     5.00000       02.00     0005000
6498426656     707,418.45                           778   1,700,000           --     20060301     5.00000       02.00     0005000
6498804084     565,524.49                           729   1,300,000           --     20060401     5.00000       02.00     0005000
6499744776     439,521.25                           651     550,000           --     20060401     5.00000       02.00     0005000
6499791496     649,453.92                           776     950,000      950,000     20060401     5.00000       02.00     0005000
6500812489     410,671.32                           695     555,000           --     20060401     5.00000       02.00     0005000
6501174236     459,280.13                           689     575,000           --     20060301     5.00000       02.00     0005000
6502686576     630,707.60                           775     789,000      789,000     20060401     5.00000       02.00     0005000
6502726166     360,725.31                           696     570,000           --     20060401     5.00000       02.00     0005000
6503202290     727,341.87                           717     910,000      910,000     20060401     5.00000       02.00     0005000
6504517563     489,153.85                           778     700,000           --     20060301     5.00000       02.00     0005000
6505085966     359,726.06                           759     450,000           --     20060401     5.00000       02.00     0005000
6505097532     412,186.12                           694     550,000           --     20060401     5.00000       02.00     0005000
6505532181     648,904.71                           782     925,000      922,990     20060301     5.00000       02.00     0005000
6505859972     586,506.84                           760     775,000           --     20060401     5.00000       02.00     0005000
6505995008     396,893.20                           775     530,000           --     20060301     5.00000       02.00     0005000
6506118683     531,584.99                           771     806,000      775,000     20060401     5.00000       02.00     0005000
6506273819     499,609.94                           793   1,275,000           --     20060401     5.00000       02.00     0005000
6506350328     439,648.13                           709     725,000           --     20060401     5.00000       02.00     0005000
6507295316     363,706.09                           736     540,000           --     20060301     5.00000       02.00     0005000
6507356233     688,893.16                           751   1,100,000    1,100,000     20060301     5.00000       02.00     0005000
6507579370     379,327.61                           744   1,000,000           --     20060301     5.00000       02.00     0005000
6509934680     390,373.01                           684     500,000           --     20060301     5.00000       02.00     0005000
6510651299     361,331.64                           777     455,000      452,000     20060401     5.00000       02.00     0005000
6510737015     839,344.71                           788   1,200,000           --     20060401     5.00000       02.00     0005000
6511166685     646,908.08                           647     900,000           --     20060301     5.00000       02.00     0005000
6511569425     469,614.74                           761     590,000      588,000     20060401     5.00000       02.00     0005000
6511794627     525,568.83                           762   1,310,000           --     20060401     5.00000       02.00     0005000
6512022531     527,486.81                           756     665,000      660,000     20060401     5.00000       02.00     0005000
6512208486     419,342.72                           776     525,000      525,000     20060301     5.00000       02.00     0005000
6512603132     534,772.00                           725     669,000      669,000     20060401     5.00000       02.00     0005000
6512768828     585,519.65                           776   1,300,000           --     20060401     5.00000       02.00     0005000
6513500055     373,078.33                           724     815,000           --     20060401     5.00000       02.00     0005000
6513589017     356,306.48                           740     480,000           --     20060401     5.00000       02.00     0005000
6515240189     433,303.81                           788   1,700,000           --     20060301     5.00000       02.00     0005000
6516946586     995,163.23                           720   2,300,000           --     20060401     5.00000       02.00     0005000
6517733751     572,530.31                           745   1,530,000           --     20060401     5.00000       02.00     0005000
6519105149     611,932.70                           720     875,000           --     20060401     5.00000       02.00     0005000
6519487919     649,412.38                           647     890,000      887,000     20060401     5.00000       02.00     0005000
6519886219     748,474.16                           670   1,400,000           --     20060301     5.00000       02.00     0005000
6520457604     411,305.75                           706     530,000      515,000     20060301     5.00000       02.00     0005000
6520907608     367,348.84                           772     765,000      809,000     20060301     5.00000       02.00     0005000
6523009485     385,375.96   Republic Mortgage       705     450,000      406,000     20060401     5.00000       02.00     0005000
6523136023     538,922.15                           779     700,000      700,000     20060301     5.00000       02.00     0005000
6524121073     699,426.21                           778   1,200,000    1,190,000     20060401     5.00000       02.00     0005000
6525026990     521,640.92                           746     800,000           --     20060301     5.00000       02.00     0005000
6525403041     349,705.95                           769     800,000           --     20060401     5.00000       02.00     0005000
6526158776     384,699.66   Mortgage Guaranty       602     435,000      431,000     20060401     5.00000       02.00     0005000
6526805830     364,715.26                           689     463,000           --     20060401     5.00000       02.00     0005000
6527174046     339,454.59                           783     425,000           --     20060301     5.00000       02.00     0005000
6527820788     491,616.19                           772     670,000           --     20060401     5.00000       02.00     0005000
6528551952     289,568.11                           760     400,000           --     20060301     5.00000       02.00     0005000
6529027150     495,562.38                           747     730,000           --     20060401     5.00000       02.00     0005000
6532410245     381,810.94                           740     705,000           --     20060301     5.00000       02.00     0005000
6532442255     602,529.51                           646     850,000           --     20060401     5.00000       02.00     0005000
6533767320     559,123.64                           742     800,000           --     20060301     5.00000       02.00     0005000
6534003360     343,408.23                           748     429,950      429,950     20060301     5.00000       02.00     0005000
6534771875     527,577.76                           757     815,000           --     20060401     5.00000       02.00     0005000
6536792028     648,821.58                           739     950,000      950,000     20060301     5.00000       02.00     0005000
6537295682     550,000.00                           767     875,000           --     20060501     5.00000       02.00     0005000
6537665256     351,732.15                           719     540,000           --     20060401     5.00000       02.00     0005000
6538595916     489,546.16                           661     613,000      612,500     20060401     5.00000       02.00     0005000
6539139417     291,754.68                           762     365,000      365,000     20060401     5.00000       02.00     0005000
6539351632     637,502.29                           701     800,000           --     20060401     5.00000       02.00     0005000
6539907417     451,862.16                           681     566,000      565,691     20060301     5.00000       02.00     0005000
6540492292     742,806.53                           754     930,000           --     20060301     5.00000       02.00     0005000
6542816415     686,949.75                           698     925,000      860,000     20060301     5.00000       02.00     0005000
6543642893     355,400.11                           791     625,000           --     20060301     5.00000       02.00     0005000
6543644477     484,811.99                           665     625,000           --     20060401     5.00000       02.00     0005000
6544629550     339,692.63                           731     425,000      425,000     20060401     5.00000       02.00     0005000
6545916667     434,643.43                           782     825,000           --     20060401     5.00000       02.00     0005000
6546722155     403,668.84                           778     510,000           --     20060401     5.00000       02.00     0005000
6546969301     399,374.03                           786     500,000      500,000     20060301     5.00000       02.00     0005000
6547809027     509,097.58                           757   1,300,000    1,260,000     20060301     5.00000       02.00     0005000
6548294963     349,740.24                           752     601,000           --     20060401     5.00000       02.00     0005000
6548752598     431,800.01                           782     645,000      540,655     20060301     5.00000       02.00     0005000
6550565482     451,310.00                           719     565,000      565,000     20060301     5.00000       02.00     0005000
6550801168     438,802.95                           751     550,000      549,000     20060401     5.00000       02.00     0005000
6551676684     456,984.26                           706     610,000      609,800     20060401     5.00000       02.00     0005000
6551763789     374,692.61                           745     505,000           --     20060401     5.00000       02.00     0005000
6552962265     346,735.95                           691     470,000           --     20060401     5.00000       02.00     0005000
6554238748     504,586.05                           778     740,000           --     20060401     5.00000       02.00     0005000
6554536778     519,573.75                           780   1,020,000    1,020,000     20060401     5.00000       02.00     0005000
6554672102     384,692.12                           677   1,225,000           --     20060401     5.00000       02.00     0005000
6554989035     282,698.78   Republic Mortgage       678     320,000      315,000     20060301     5.00000       02.00     0005000
6555096830     396,649.73                           720     515,000           --     20060401     5.00000       02.00     0005000
6555872891     354,828.90                           751     444,000      443,900     20060401     5.00000       02.00     0005000
6556264536     390,387.56                           739     535,000           --     20060401     5.00000       02.00     0005000
6556688395     599,531.94                           710     820,000           --     20060401     5.00000       02.00     0005000
6558116411     299,741.70                           777     536,000           --     20060401     5.00000       02.00     0005000
6558238298     387,640.63                           746     485,000      485,000     20060401     5.00000       02.00     0005000
6558497712     340,738.85                           724     450,000           --     20060301     5.00000       02.00     0005000
6558759855     644,699.06                           693     895,000      860,255     20060401     5.00000       02.00     0005000
6558939952     429,253.57                           697     800,000           --     20060301     5.00000       02.00     0005000
6559775280     466,331.89                           678     585,000      583,405     20060401     5.00000       02.00     0005000
6561678126     399,663.95                           703     540,000           --     20060401     5.00000       02.00     0005000
6562131067     435,659.88                           688     570,000      545,000     20060401     5.00000       02.00     0005000
6563302774     521,825.98                           691     750,000           --     20060301     5.00000       02.00     0005000
6563917746     487,093.62                           736     612,000      610,000     20060301     5.00000       02.00     0005000
6564907951     648,829.21                           748     965,000      965,000     20060301     5.00000       02.00     0005000
6565611891     488,618.53                           748     660,000           --     20060401     5.00000       02.00     0005000
6567559437     494,623.34                           785     825,000           --     20060401     5.00000       02.00     0005000
6568057803     327,744.13                           769     410,000      410,000     20060401     5.00000       02.00     0005000
6568320383     343,689.01                           758     430,000      430,000     20060401     5.00000       02.00     0005000
6568449919     443,608.26                           735     555,000      555,000     20060401     5.00000       02.00     0005000
6570033107     589,539.73                           773   1,352,000           --     20060401     5.00000       02.00     0005000
6570253622     620,000.00                           742   1,200,000           --     20060501     5.00000       02.00     0005000
6572261730     455,653.02                           707     570,000           --     20060401     5.00000       02.00     0005000
6572566195     558,053.37                           753     760,000           --     20060401     5.00000       02.00     0005000
6572795257     415,609.05                           786     525,000      519,950     20060401     5.00000       02.00     0005000
6572854187     483,631.71                           741     605,000           --     20060401     5.00000       02.00     0005000
6572860093     310,718.84                           720     445,000           --     20060401     5.00000       02.00     0005000
6573573588     378,000.00   United Guaranty Res.    760     440,000      420,000     20060501     5.00000       02.00     0005000
6574235740     490,816.82                           787     614,000      614,000     20060401     5.00000       02.00     0005000
6574584329     578,922.75                           723     725,000      725,000     20060301     5.00000       02.00     0005000
6574668213     999,180.30                           740   2,500,000           --     20060401     5.00000       02.00     0005000
6576374166     998,314.94                           684   2,550,000           --     20060301     5.00000       02.00     0005000
6577160952     318,944.74                           650     400,000      399,000     20060401     5.00000       02.00     0005000
6578212836     322,654.68                           732     486,000           --     20060401     5.00000       02.00     0005000
6580218607     499,600.15                           764     625,000           --     20060401     5.00000       02.00     0005000
6581781215     415,316.03                           751     530,000      520,000     20060301     5.00000       02.00     0005000
6583750440     387,681.95                           749     485,000      485,000     20060401     5.00000       02.00     0005000
6584118662     439,657.20                           727     560,000      549,990     20060401     5.00000       02.00     0005000
6584590019     599,061.05                           683     812,000           --     20060301     5.00000       02.00     0005000
6585106575     483,622.43                           700     605,000           --     20060401     5.00000       02.00     0005000
6585436931     607,071.87                           705     760,000      760,000     20060301     5.00000       02.00     0005000
6585921577     547,539.61                           750     685,000      685,000     20060401     5.00000       02.00     0005000
6587087542     643,695.31                           786     859,000      859,000     20060401     5.00000       02.00     0005000
6588018785     343,420.24                           754     430,000      430,000     20060301     5.00000       02.00     0005000
6588140183     503,831.67                           600     660,000      630,307     20060401     5.00000       02.00     0005000
6590044100     279,516.48                           649     354,000      350,000     20060301     5.00000       02.00     0005000
6590251804     790,011.77                           677   1,055,000    1,055,000     20060301     5.00000       02.00     0005000
6591155228     355,428.93                           712     445,000      445,000     20060301     5.00000       02.00     0005000
6591193013     436,450.69                           709     546,000           --     20060401     5.00000       02.00     0005000
6593187831     467,941.98                           795   1,350,000           --     20060301     5.00000       02.00     0005000
6595040434     285,077.44   United Guaranty Res.    678     330,000      317,000     20060401     5.00000       02.00     0005000
6596852845     649,426.51                           636   1,500,000    1,495,000     20060401     5.00000       02.00     0005000
6596856523     619,479.12                           777     775,000      775,000     20060401     5.00000       02.00     0005000
6597124665     435,633.71                           724     545,000      545,000     20060401     5.00000       02.00     0005000
6601394536     367,679.39                           770     600,000           --     20060301     5.00000       02.00     0005000
6602002575     298,360.51                           655     445,000      436,417     20060301     5.00000       02.00     0005000
6603542744     325,226.53                           743     465,000      465,000     20060401     5.00000       02.00     0005000
6603609410     315,201.91                           675     500,000           --     20060401     5.00000       02.00     0005000
6604355765     353,459.61                           742     450,000      450,000     20060301     5.00000       02.00     0005000
6604745650     989,188.50                           718   1,800,000           --     20060401     5.00000       02.00     0005000
6604938859     479,556.59                           711     600,000      599,950     20060401     5.00000       02.00     0005000
6604983400     398,190.85                           713     505,000      498,200     20060401     5.00000       02.00     0005000
6605213542     444,137.72                           668     556,000      556,000     20060301     5.00000       02.00     0005000
6605906954     579,524.57                           784     910,000           --     20060401     5.00000       02.00     0005000
6607479349     441,480.70                           775     600,000      599,900     20060401     5.00000       02.00     0005000
6607510192     391,079.17                           716     850,000           --     20060401     5.00000       02.00     0005000
6607527261     387,588.42                           759     673,000           --     20060301     5.00000       02.00     0005000
6608109432     974,180.88                           722   1,400,000    1,300,000     20060401     5.00000       02.00     0005000
6608508294     427,174.70                           758     570,000           --     20060401     5.00000       02.00     0005000
6611229441     383,700.44                           662     515,000      480,000     20060401     5.00000       02.00     0005000
6611655504     575,915.75                           698   1,150,000           --     20060401     5.00000       02.00     0005000
6613092979     483,640.80                           712     605,000      605,000     20060401     5.00000       02.00     0005000
6614778337     391,164.71                           752     560,000           --     20060301     5.00000       02.00     0005000
6614964846     330,000.00                           767     530,000           --     20060501     5.00000       02.00     0005000
6615180335     356,474.77                           725     475,000      472,230     20060401     5.00000       02.00     0005000
6616030968     698,904.56                           754   1,900,000           --     20060301     5.00000       02.00     0005000
6616620537     419,672.35                           687     525,000      525,000     20060401     5.00000       02.00     0005000
6616697550     491,586.66                           732     835,000           --     20060401     5.00000       02.00     0005000
6617850828     512,609.64                           690     695,000           --     20060401     5.00000       02.00     0005000
6617959447     649,480.11                           781   1,550,000    1,550,000     20060401     5.00000       02.00     0005000
6619695692     349,410.21                           777     515,000           --     20060301     5.00000       02.00     0005000
6620864741     999,200.00                           748   1,300,000    1,249,000     20060501     5.00000       02.00     0005000
6621332284     365,910.28                           769     530,000           --     20060301     5.00000       02.00     0005000
6621523957     299,741.70                           693     940,000           --     20060401     5.00000       02.00     0005000
6621708657     326,731.96                           732     468,000           --     20060401     5.00000       02.00     0005000
6622136494     532,573.77                           743     710,000           --     20060401     5.00000       02.00     0005000
6622269428     549,160.41                           727     790,000      790,000     20060301     5.00000       02.00     0005000
6622651492     347,468.77                           772     435,000      435,000     20060301     5.00000       02.00     0005000
6623175921     594,021.72                           698     850,000      850,000     20060301     5.00000       02.00     0005000
6623506208     794,364.24                           741   1,300,000           --     20060401     5.00000       02.00     0005000
6623635429     312,855.36                           724     485,000           --     20060401     5.00000       02.00     0005000
6623650964     374,352.44                           684     975,000           --     20060301     5.00000       02.00     0005000
6624026610     569,062.82                           781     975,000      975,000     20060301     5.00000       02.00     0005000
6624104557     404,691.82                           747     510,000           --     20060401     5.00000       02.00     0005000
6624815863     490,876.19                           774     655,000           --     20060401     5.00000       02.00     0005000
6625896920     599,420.27                           771     750,000      749,900     20060401     5.00000       02.00     0005000
6626456294     654,422.11                           695     819,000      819,000     20060401     5.00000       02.00     0005000
6627379511     640,492.07                           768     802,000           --     20060301     5.00000       02.00     0005000
6628745033     468,356.19                           651     625,000           --     20060401     5.00000       02.00     0005000
6629344109     559,517.85                           774     800,000      800,000     20060401     5.00000       02.00     0005000
6629491587     484,219.49                           760     607,000      606,506     20060301     5.00000       02.00     0005000
6633037491     898,659.95                           702   1,200,000    1,200,000     20060301     5.00000       02.00     0005000
6633635369     399,001.56                           766   2,000,000           --     20060301     5.00000       02.00     0005000
6634677782     387,329.98                           741     485,000      485,000     20060301     5.00000       02.00     0005000
6634950403     373,828.47                           708     468,000      468,000     20060301     5.00000       02.00     0005000
6635050195     439,602.23                           776     860,000           --     20060401     5.00000       02.00     0005000
6636246255     749,369.91                           804   2,200,000    2,089,500     20060401     5.00000       02.00     0005000
6637504900     649,492.93                           733   1,410,000           --     20060401     5.00000       02.00     0005000
6637729440     444,567.48                           733     595,000      595,000     20060401     5.00000       02.00     0005000
6637854859     319,731.15                           726     480,000           --     20060401     5.00000       02.00     0005000
6637896413     609,524.14                           715     840,000           --     20060401     5.00000       02.00     0005000
6638714375     999,117.72                           750   1,670,000    1,670,000     20060401     5.00000       02.00     0005000
6639769170     315,255.87                           754     421,000           --     20060301     5.00000       02.00     0005000
6639828166     604,551.00                           747     900,000           --     20060401     5.00000       02.00     0005000
6640711427     343,434.39                           739     431,000      430,000     20060301     5.00000       02.00     0005000
6641457681     388,095.12                           771     486,000      486,000     20060301     5.00000       02.00     0005000
6642338658     431,563.08   Republic Mortgage       726     480,000      480,000     20060401     5.00000       02.00     0005000
6642613605     319,750.36                           767     400,000           --     20060401     5.00000       02.00     0005000
6642615196     558,694.47                           690     800,000      699,000     20060401     5.00000       02.00     0005000
6644085976     499,255.52                           757     750,000           --     20060301     5.00000       02.00     0005000
6644533371     491,606.55                           739     615,000      615,000     20060401     5.00000       02.00     0005000
6644843044     577,049.67                           746     750,000           --     20060301     5.00000       02.00     0005000
6645035988     499,547.99                           758     775,000           --     20060401     5.00000       02.00     0005000
6645036978     449,184.18                           794     750,000      710,000     20060301     5.00000       02.00     0005000
6645388957     599,508.18                           663   1,180,000    1,180,000     20060401     5.00000       02.00     0005000
6645911741     283,755.48                           635     355,000           --     20060401     5.00000       02.00     0005000
6646883436     323,692.57                           734     405,000      405,000     20060401     5.00000       02.00     0005000
6646962362     749,354.26                           602   1,500,000           --     20060401     5.00000       02.00     0005000
6648075338     549,514.74                           723     725,000      710,000     20060401     5.00000       02.00     0005000
6649033757     336,800.00                           745     421,000           --     20060501     5.00000       02.00     0005000
6649307706     391,355.48                           748     490,000      490,000     20060301     5.00000       02.00     0005000
6649587786     377,632.19                           757     550,000      540,000     20060401     5.00000       02.00     0005000
6649794903     679,356.29                           760     900,000      849,900     20060401     5.00000       02.00     0005000
6650577486     363,471.42                           773     500,000           --     20060301     5.00000       02.00     0005000
6651910157     410,979.14                           766     515,000           --     20060401     5.00000       02.00     0005000
6654234316     484,582.42                           756     850,000           --     20060401     5.00000       02.00     0005000
6656104350     375,381.79                           765     470,000      470,000     20060301     5.00000       02.00     0005000
6656237119     581,534.58                           737   1,021,000           --     20060401     5.00000       02.00     0005000
6656492698     455,644.27                           734     570,000           --     20060401     5.00000       02.00     0005000
6656507123     645,133.68                           747     849,000           --     20060401     5.00000       02.00     0005000
6657004039     398,311.00                           748     955,000           --     20060301     5.00000       02.00     0005000
6658309692     649,453.92                           748   1,075,000           --     20060401     5.00000       02.00     0005000
6658709552     718,927.96                           746   1,085,000           --     20060301     5.00000       02.00     0005000
6658887515     649,480.11                           661     896,000      896,000     20060401     5.00000       02.00     0005000
6659483132     483,621.64                           803     660,000      659,500     20060301     5.00000       02.00     0005000
6660097566     391,275.61                           659     495,000      489,900     20060301     5.00000       02.00     0005000
6660250736     349,452.27                           696     850,000      850,000     20060301     5.00000       02.00     0005000
6660612034     319,756.50                           656     840,000           --     20060401     5.00000       02.00     0005000
6660721686     337,708.98                           736     422,500      422,500     20060401     5.00000       02.00     0005000
6661737178     450,657.82                           703     690,000           --     20060301     5.00000       02.00     0005000
6662562468     474,196.64                           718     605,000           --     20060301     5.00000       02.00     0005000
6662646089     382,678.23                           740     485,000           --     20060401     5.00000       02.00     0005000
6663494117     419,655.72                           777     790,000           --     20060401     5.00000       02.00     0005000
6664312367     649,467.20                           740   1,125,000    1,125,000     20060401     5.00000       02.00     0005000
6665054687     383,413.80                           712     480,000      480,000     20060301     5.00000       02.00     0005000
6665289788     620,281.27                           708     825,000           --     20060401     5.00000       02.00     0005000
6665906100     464,599.64                           726     615,000           --     20060401     5.00000       02.00     0005000
6665933773     374,499.22                           641     520,000           --     20060401     5.00000       02.00     0005000
6666055949     379,696.11                           689     690,000           --     20060401     5.00000       02.00     0005000
6666156523     337,216.45                           614     455,000      450,000     20060401     5.00000       02.00     0005000
6666711707     373,178.42                           760     950,000           --     20060401     5.00000       02.00     0005000
6667654013     799,344.25                           758   1,250,000           --     20060401     5.00000       02.00     0005000
6668378828     574,503.85                           673     719,500      719,320     20060301     5.00000       02.00     0005000
6668830703     407,681.72                           726     510,000      510,000     20060401     5.00000       02.00     0005000
6669316389     559,061.74                           755     699,950      699,950     20060301     5.00000       02.00     0005000
6669360429     518,774.41                           709     650,000      649,000     20060401     5.00000       02.00     0005000
6669382928     491,606.55                           642   1,500,000           --     20060401     5.00000       02.00     0005000
6669449214     399,309.26                           790     675,000           --     20060301     5.00000       02.00     0005000
6669686575     339,454.59                           788     425,000      425,000     20060301     5.00000       02.00     0005000
6670191730     309,769.93                           673     450,000           --     20060401     5.00000       02.00     0005000
6672075758     387,712.04                           683     485,000      485,000     20060401     5.00000       02.00     0005000
6673275878     390,994.74   Republic Mortgage       706     452,000           --     20060401     5.00000       02.00     0005000
6673690068     804,372.02                           769   1,275,000    1,275,000     20060401     5.00000       02.00     0005000
6673969249     407,657.23                           715     510,000      510,000     20060401     5.00000       02.00     0005000
6674184186     319,661.28   United Guaranty Res.    694     337,000      337,000     20060301     5.00000       02.00     0005000
6675139585     373,083.56                           746     468,000           --     20060301     5.00000       02.00     0005000
6675167321     532,518.15                           760     710,000      708,000     20060401     5.00000       02.00     0005000
6676072033     385,675.71                           781     490,000      482,500     20060401     5.00000       02.00     0005000
6676970665     549,514.74                           694     795,000           --     20060401     5.00000       02.00     0005000
6677733146     397,189.90                           730     530,000           --     20060401     5.00000       02.00     0005000
6678685980     410,372.60   Republic Mortgage       626     458,000      458,000     20060301     5.00000       02.00     0005000
6679042173     442,654.41                           718     610,000           --     20060401     5.00000       02.00     0005000
6680023501     556,532.05                           755   1,000,000           --     20060401     5.00000       02.00     0005000
6680852198     384,707.05                           750     525,000      524,900     20060401     5.00000       02.00     0005000
6682362972     423,660.93                           778     537,000      530,000     20060401     5.00000       02.00     0005000
6682767501     451,647.39                           743     565,000           --     20060401     5.00000       02.00     0005000
6683110644     749,385.23                           767   1,260,000           --     20060401     5.00000       02.00     0005000
6683920455     579,500.63                           724     725,000      725,000     20060401     5.00000       02.00     0005000
6684192088     310,951.13                           739     395,000      389,000     20060401     5.00000       02.00     0005000
6684659474     356,235.43                           713     447,000           --     20060401     5.00000       02.00     0005000
6686232981     544,603.01                           737     690,000           --     20060301     5.00000       02.00     0005000
6686786119     344,730.87                           747     460,000           --     20060401     5.00000       02.00     0005000
6686943199     378,856.81                           762     800,000           --     20060301     5.00000       02.00     0005000
6687616992     329,483.57                           746     440,000           --     20060301     5.00000       02.00     0005000
6688366977     415,933.26                           738     555,000           --     20060401     5.00000       02.00     0005000
6688388849     359,690.04                           704     470,000           --     20060401     5.00000       02.00     0005000
6688913521     711,458.22                           673     920,000      890,000     20060401     5.00000       02.00     0005000
6688971057     503,129.68                           731     650,000      630,000     20060301     5.00000       02.00     0005000
6689363676     477,513.58                           790     873,000           --     20060301     5.00000       02.00     0005000
6689878004     409,325.88                           756     560,000      560,000     20060301     5.00000       02.00     0005000
6689985171     649,353.91                           753   1,400,000           --     20060401     5.00000       02.00     0005000
6691647017     463,219.98                           747     780,000           --     20060401     5.00000       02.00     0005000
6691901505     499,136.58                           801   2,240,000    2,200,000     20060301     5.00000       02.00     0005000
6692693952     337,216.45                           690     450,000           --     20060401     5.00000       02.00     0005000
6692968503     527,598.23                           764     660,000           --     20060401     5.00000       02.00     0005000
6694335131     525,156.24                           778     905,000           --     20060301     5.00000       02.00     0005000
6694417509     317,950.00                           779     560,000           --     20060301     5.00000       02.00     0005000
6695137049     534,203.42                           680     670,000           --     20060301     5.00000       02.00     0005000
6695814126     721,408.18                           793   1,200,000           --     20060401     5.00000       02.00     0005000
6695972114     346,722.50                           681     451,000           --     20060401     5.00000       02.00     0005000
6696263497     695,970.01                           614     995,000           --     20060401     5.00000       02.00     0005000
6697302534     449,657.59                           797     600,000           --     20060401     5.00000       02.00     0005000
6698729180     369,711.36                           713     565,000           --     20060401     5.00000       02.00     0005000
6699011885     432,744.11                           689     542,000      542,000     20060301     5.00000       02.00     0005000
6699576945     649,505.40                           733   7,000,000           --     20060401     5.00000       02.00     0005000
6700200881     471,603.46                           762     590,000           --     20060401     5.00000       02.00     0005000
6700758367     340,720.48                           736     515,000           --     20060401     5.00000       02.00     0005000
6702270155     629,470.72                           738   1,175,000           --     20060401     5.00000       02.00     0005000
6702302198     411,694.23                           762     515,000           --     20060401     5.00000       02.00     0005000
6702591386     509,581.95                           758     650,000           --     20060401     5.00000       02.00     0005000
6702955466     548,538.77                           732   5,000,000           --     20060401     5.00000       02.00     0005000
6703128683     399,309.26                           730   1,550,000           --     20060301     5.00000       02.00     0005000
6705085915     485,611.35                           707     610,000      608,083     20060401     5.00000       02.00     0005000
6705453675     493,395.23                           751   1,300,000           --     20060401     5.00000       02.00     0005000
6705908504     321,935.89                           653     465,000           --     20060401     5.00000       02.00     0005000
6706453096     354,709.00                           770     575,000           --     20060401     5.00000       02.00     0005000
6707890155     288,401.12                           764     365,000           --     20060301     5.00000       02.00     0005000
6707990021     561,150.89                           753     702,000      702,000     20060401     5.00000       02.00     0005000
6708697088     574,766.71                           645     775,000      767,000     20060401     5.00000       02.00     0005000
6708705725     339,412.87                           754     530,000      530,000     20060301     5.00000       02.00     0005000
6709025305     575,550.66                           747     780,000           --     20060401     5.00000       02.00     0005000
6710147510     459,632.14                           732     850,000           --     20060401     5.00000       02.00     0005000
6713405790     444,644.14                           772     730,000           --     20060401     5.00000       02.00     0005000
6713516372     314,679.27   United Guaranty Res.    630     332,500      332,203     20060301     5.00000       02.00     0005000
6713856398     999,219.90                           772   1,825,000    1,817,000     20060401     5.00000       02.00     0005000
6714901821     958,538.09                           753   1,279,000    1,279,000     20060401     5.00000       02.00     0005000
6716054074     328,709.83                           770     420,000      411,500     20060301     5.00000       02.00     0005000
6716575573     447,623.62                           780     575,000           --     20060401     5.00000       02.00     0005000
6717871120     434,266.98                           762     580,000      580,000     20060301     5.00000       02.00     0005000
6720013744     344,273.65                           760     431,000      431,000     20060301     5.00000       02.00     0005000
6721180195     470,841.45                           693     589,000      589,000     20060401     5.00000       02.00     0005000
6722059125     334,725.40                           775     453,000           --     20060401     5.00000       02.00     0005000
6722443329     572,521.56                           767     720,000           --     20060401     5.00000       02.00     0005000
6723265044     509,560.89                           677     830,000           --     20060401     5.00000       02.00     0005000
6724209041     698,877.12                           778   1,550,000    1,500,000     20060301     5.00000       02.00     0005000
6724755720     292,759.83                           648     391,000           --     20060401     5.00000       02.00     0005000
6725233610     449,080.14                           779     700,000      689,000     20060301     5.00000       02.00     0005000
6726397042     409,846.83                           760     775,000           --     20060401     5.00000       02.00     0005000
6727449222     443,670.48                           785     555,000      555,000     20060401     5.00000       02.00     0005000
6728940641     459,632.14                           674   1,300,000           --     20060401     5.00000       02.00     0005000
6729024106     574,540.17                           752     780,000      772,500     20060401     5.00000       02.00     0005000
6729841095     341,712.68                           725     500,000           --     20060401     5.00000       02.00     0005000
6730189708     515,108.96                           702     650,000           --     20060301     5.00000       02.00     0005000
6730438196     599,430.69                           000   1,100,000    1,100,000     20060401     5.00000       02.00     0005000
6730486021     399,687.96                           781     725,000      725,000     20060401     5.00000       02.00     0005000
6731027105     471,631.79                           707     675,000           --     20060401     5.00000       02.00     0005000
6731213150     468,605.98                           720     695,000           --     20060401     5.00000       02.00     0005000
6731886369     421,662.53                           748     527,670      527,670     20060401     5.00000       02.00     0005000
6733245747     585,931.06                           758     735,000      733,000     20060401     5.00000       02.00     0005000
6733599655     494,813.69                           752     619,000      619,000     20060401     5.00000       02.00     0005000
6734340000     400,587.56                           739     502,000           --     20060301     5.00000       02.00     0005000
6734347716     409,672.13                           769     640,000           --     20060401     5.00000       02.00     0005000
6736898328     399,308.42                           689     500,000      500,000     20060301     5.00000       02.00     0005000
6737223765     622,014.39                           750     830,000           --     20060401     5.00000       02.00     0005000
6737295532     650,000.00                           758     910,000      910,000     20060501     5.00000       02.00     0005000
6738045209     697,441.82                           705   2,200,000           --     20060401     5.00000       02.00     0005000
6738466082     979,196.70                           794   3,300,000           --     20060401     5.00000       02.00     0005000
6739085691     488,618.53                           738     740,000           --     20060401     5.00000       02.00     0005000
6739186226     398,065.29                           715     498,000      498,000     20060401     5.00000       02.00     0005000
6739386149     419,664.13                           729     650,000           --     20060401     5.00000       02.00     0005000
6739629886     339,714.36                           772     425,000      425,000     20060401     5.00000       02.00     0005000
6739693775     474,219.01                           771     975,000      975,000     20060301     5.00000       02.00     0005000
6739807714     437,297.31                           727     549,900      547,500     20060301     5.00000       02.00     0005000
6741092537     919,264.28                           763   4,500,000           --     20060401     5.00000       02.00     0005000
6741361049     402,661.42                           686     504,000           --     20060401     5.00000       02.00     0005000
6742803742     999,117.72                           735   1,450,000    1,457,962     20060401     5.00000       02.00     0005000
6743352798     515,577.03                           751     645,000      645,000     20060401     5.00000       02.00     0005000
6743401496     611,485.84                           740     900,000           --     20060401     5.00000       02.00     0005000
6743885748     375,713.89                           743     470,000           --     20060401     5.00000       02.00     0005000
6744093896     623,874.23                           762     795,000      795,000     20060301     5.00000       02.00     0005000
6745229085     999,257.85                           721   4,200,000           --     20060401     5.00000       02.00     0005000
6745897709     580,000.00                           790     725,000      725,000     20060501     5.00000       02.00     0005000
6746880811     303,112.99                           674     379,500      379,500     20060301     5.00000       02.00     0005000
6746983144     645,909.77                           723   1,500,000           --     20060301     5.00000       02.00     0005000
6748376263     714,907.01                           775     895,000      895,000     20060301     5.00000       02.00     0005000
6748628895     499,115.28                           000     875,000      875,000     20060301     5.00000       02.00     0005000
6748712384     463,646.93                           770     900,000           --     20060401     5.00000       02.00     0005000
6749454093     449,171.88                           719     720,000           --     20060401     5.00000       02.00     0005000
6749479785     299,741.70                           764     600,000           --     20060401     5.00000       02.00     0005000
6750190552     646,482.60                           729   1,200,000           --     20060401     5.00000       02.00     0005000
6750361690     674,794.34                           714     845,000      844,816     20060301     5.00000       02.00     0005000
6753258950     403,634.77                           735     508,000           --     20060401     5.00000       02.00     0005000
6753855912     359,712.11                           770     460,000      450,000     20060401     5.00000       02.00     0005000
6753878732     409,655.55                           789     685,000      683,057     20060401     5.00000       02.00     0005000
6754187166     397,312.71                           769     510,000      510,000     20060301     5.00000       02.00     0005000
6755492508     363,530.00                           769     485,100      485,100     20060401     5.00000       02.00     0005000
6755499461     430,246.95                           662     575,000           --     20060301     5.00000       02.00     0005000
6755785174     449,640.14                           799   1,180,000           --     20060401     5.00000       02.00     0005000
6755886642     426,467.05                           793     550,000           --     20060401     5.00000       02.00     0005000
6757213647     798,651.93                           783   1,350,000    1,350,000     20060301     5.00000       02.00     0005000
6758070038     359,704.91                           676     451,000      450,000     20060401     5.00000       02.00     0005000
6758465667     571,457.56                           640     716,000      715,253     20060401     5.00000       02.00     0005000
6759708511     334,421.51                           705     900,000           --     20060301     5.00000       02.00     0005000
6760789989     649,007.76                           727     865,000           --     20060301     5.00000       02.00     0005000
6760830882     384,197.81                           697     481,000      481,000     20060301     5.00000       02.00     0005000
6761695623     473,611.46                           682   1,400,000           --     20060401     5.00000       02.00     0005000
6762334586     655,462.28                           760   1,500,000           --     20060401     5.00000       02.00     0005000
6762765235     385,244.87                           782     525,000           --     20060401     5.00000       02.00     0005000
6762848346     495,883.55                           799     827,400           --     20060401     5.00000       02.00     0005000
6763957831     360,968.18                           765     490,000           --     20060401     5.00000       02.00     0005000
6764135981     487,619.30                           715     610,000           --     20060401     5.00000       02.00     0005000
6764521271     558,042.20                           686     735,000           --     20060401     5.00000       02.00     0005000
6764646268     564,924.99                           741   6,400,000           --     20060401     5.00000       02.00     0005000
6765535338     443,636.05                           765     555,000           --     20060401     5.00000       02.00     0005000
6769796316     369,657.31                           758     470,000      470,000     20060401     5.00000       02.00     0005000
6769907566     384,714.27                           779     855,000           --     20060401     5.00000       02.00     0005000
6772367303     599,457.59                           728     750,000           --     20060401     5.00000       02.00     0005000
6772610140     394,684.12                           780   1,050,000           --     20060401     5.00000       02.00     0005000
6773188310     379,703.56                           697     475,000           --     20060401     5.00000       02.00     0005000
6773753212     638,998.46                           694     800,000      800,000     20060301     5.00000       02.00     0005000
6773911646     346,386.01                           674     495,000           --     20060301     5.00000       02.00     0005000
6775358358     470,732.49                           765     589,000      588,988     20060401     5.00000       02.00     0005000
6776883255     731,470.20                           691     915,000      915,000     20060401     5.00000       02.00     0005000
6779152195     444,635.23                           747     600,000           --     20060401     5.00000       02.00     0005000
6779378964     359,408.10                           714     450,000           --     20060301     5.00000       02.00     0005000
6779434064     296,274.82                           720     375,000      371,000     20060301     5.00000       02.00     0005000
6780088933     293,764.89                           746     450,000           --     20060401     5.00000       02.00     0005000
6780402340     970,492.33                           690   1,295,000    1,295,000     20060401     5.00000       02.00     0005000
6782094152     336,945.09                           716     450,000           --     20060301     5.00000       02.00     0005000
6782473687     517,736.59                           805     750,000      741,000     20060301     5.00000       02.00     0005000
6782868829     279,572.55                           719     400,000           --     20060301     5.00000       02.00     0005000
6785404689     344,737.48                           779     545,000           --     20060401     5.00000       02.00     0005000
6785927580     347,455.40                           683     435,000      435,000     20060301     5.00000       02.00     0005000
6786939873     415,683.46                           689     520,000      520,000     20060401     5.00000       02.00     0005000
6787161519     439,665.19                           751     550,000           --     20060401     5.00000       02.00     0005000
6787475646     380,003.33                           685     485,000           --     20060401     5.00000       02.00     0005000
6788567334     556,554.57                           751   2,800,000           --     20060401     5.00000       02.00     0005000
6789549448     500,079.52                           667     715,000           --     20060401     5.00000       02.00     0005000
6789598031     280,290.15                           703     351,000      350,737     20060401     5.00000       02.00     0005000
6789661623     337,722.94                           752     422,500      422,500     20060401     5.00000       02.00     0005000
6789804827     415,316.03                           726     632,000           --     20060301     5.00000       02.00     0005000
6789976021     499,609.94                           793     720,000           --     20060401     5.00000       02.00     0005000
6790223983     339,692.63                           728     700,000           --     20060401     5.00000       02.00     0005000
6790309899     418,173.53                           761     795,000           --     20060401     5.00000       02.00     0005000
6794254414     507,551.80                           716     635,000      635,000     20060401     5.00000       02.00     0005000
6794274461     449,612.55                           660     600,000           --     20060401     5.00000       02.00     0005000
6794670791     330,599.56                           777     525,000           --     20060301     5.00000       02.00     0005000
6794912920     275,784.69                           777     410,000           --     20060401     5.00000       02.00     0005000
6795730453     499,579.93                           769   1,275,000    1,275,000     20060401     5.00000       02.00     0005000
6796338207     315,467.52                           768     395,000      395,000     20060301     5.00000       02.00     0005000
6797004212     748,766.87                           751   1,020,000    1,026,185     20060301     5.00000       02.00     0005000
6797794515     543,037.41                           718     680,000      680,000     20060301     5.00000       02.00     0005000
6800178367     614,695.72                           746     769,000      769,000     20060401     5.00000       02.00     0005000
6800239003     966,073.66                           788   1,900,000           --     20060301     5.00000       02.00     0005000
6800956143     402,104.43                           788     504,000           --     20060301     5.00000       02.00     0005000
6802204963     353,709.82                           782   1,300,000           --     20060401     5.00000       02.00     0005000
6802918547     372,716.18   GE Mortgage             655     430,000      415,000     20060401     5.00000       02.00     0005000
6805782726     656,434.34                           704   1,050,000           --     20060401     5.00000       02.00     0005000
6806406358     630,087.64                           775     865,000      788,927     20060301     5.00000       02.00     0005000
6806750185     449,278.14                           736     650,000           --     20060301     5.00000       02.00     0005000
6807265860     493,584.98                           725   1,080,000           --     20060401     5.00000       02.00     0005000
6808654047     391,686.52                           727     560,000           --     20060401     5.00000       02.00     0005000
6809285585     780,015.41                           748   1,100,000           --     20060301     5.00000       02.00     0005000
6810519071     559,540.97                           715     700,000           --     20060401     5.00000       02.00     0005000
6811991766     415,675.47                           681     520,000      520,000     20060401     5.00000       02.00     0005000
6813227433     571,036.13                           749   1,300,000           --     20060301     5.00000       02.00     0005000
6813450555     367,712.92                           678     460,000      460,000     20060401     5.00000       02.00     0005000
6813856322     355,729.11                           760     445,000      445,000     20060401     5.00000       02.00     0005000
6814107444     419,688.29                           662     525,000           --     20060401     5.00000       02.00     0005000
6814689995     454,251.90                           720     989,000           --     20060301     5.00000       02.00     0005000
6815661845     598,963.91                           689     850,000      800,000     20060301     5.00000       02.00     0005000
6815737835     309,351.13                           746     480,000           --     20060301     5.00000       02.00     0005000
6816214461     435,668.23                           726     635,000           --     20060401     5.00000       02.00     0005000
6816606039     291,533.40                           667     480,000           --     20060301     5.00000       02.00     0005000
6816973454     728,857.62                           727   2,065,000           --     20060301     5.00000       02.00     0005000
6817035220     351,732.15                           761     455,000           --     20060401     5.00000       02.00     0005000
6817883892     395,683.32                           761     496,000      495,000     20060401     5.00000       02.00     0005000
6818806298     359,347.46                           743     517,000           --     20060301     5.00000       02.00     0005000
6819351781     878,656.65                           682   1,110,000    1,100,000     20060301     5.00000       02.00     0005000
6820224142     298,020.72                           776     550,000           --     20060401     5.00000       02.00     0005000
6820557905     549,570.95                           783     950,000      945,000     20060401     5.00000       02.00     0005000
6820708946     367,712.92                           696     460,000           --     20060401     5.00000       02.00     0005000
6821399802     649,492.93                           702   1,300,000           --     20060401     5.00000       02.00     0005000
6821460760     898,659.95                           740   1,200,000           --     20060301     5.00000       02.00     0005000
6821545230     364,693.35                           743     460,000           --     20060401     5.00000       02.00     0005000
6824069477     382,569.95                           770     479,000      479,000     20060301     5.00000       02.00     0005000
6824133216     451,647.39                           711     565,000      565,000     20060401     5.00000       02.00     0005000
6824352253     332,740.23                           695     490,000           --     20060401     5.00000       02.00     0005000
6824653254     716,882.24                           705   1,025,000           --     20060401     5.00000       02.00     0005000
6824834391     373,693.43                           731     620,000           --     20060401     5.00000       02.00     0005000
6825220020     492,585.82                           769     888,000           --     20060401     5.00000       02.00     0005000
6825342543     499,197.93                           671     655,000      655,000     20060301     5.00000       02.00     0005000
6825423608     392,903.25   Mortgage Guaranty       743     500,000      436,900     20060401     5.00000       02.00     0005000
6826254226     366,799.09                           692     575,000           --     20060401     5.00000       02.00     0005000
6826661586     505,515.05                           743     660,000           --     20060401     5.00000       02.00     0005000
6826881457     394,676.22                           776     630,000           --     20060401     5.00000       02.00     0005000
6827366334     649,505.40                           745   1,210,000           --     20060401     5.00000       02.00     0005000
6827919637     418,621.21                           677     535,000      524,880     20060401     5.00000       02.00     0005000
6828658135     355,985.60   United Guaranty Res.    701     375,000           --     20060401     5.00000       02.00     0005000
6829702080     599,554.71                           805   4,500,000           --     20060401     5.00000       02.00     0005000
6830693948     629,483.59                           765   1,053,000           --     20060401     5.00000       02.00     0005000
6830870389     519,584.16                           747     749,000      749,000     20060401     5.00000       02.00     0005000
6831737249     499,619.54                           705     625,000      625,000     20060401     5.00000       02.00     0005000
6831774523     487,255.06                           731     618,000           --     20060301     5.00000       02.00     0005000
6832182387     376,713.13                           749     485,000           --     20060401     5.00000       02.00     0005000
6833322008     338,127.74                           716     650,000           --     20060301     5.00000       02.00     0005000
6833698167     434,643.43                           761     690,000           --     20060401     5.00000       02.00     0005000
6833927392     463,237.10                           693     580,000      580,000     20060301     5.00000       02.00     0005000
6834704105     419,664.13                           749   1,173,000           --     20060401     5.00000       02.00     0005000
6835056869     369,376.52                           696     675,000           --     20060301     5.00000       02.00     0005000
6835208270     391,416.32                           805     490,000      490,000     20060301     5.00000       02.00     0005000
6835863751     399,188.35   United Guaranty Res.    754     475,000           --     20060401     5.00000       02.00     0005000
6836066008     691,277.50                           752     870,000      865,000     20060401     5.00000       02.00     0005000
6836875911     311,731.37                           742     394,000      390,000     20060401     5.00000       02.00     0005000
6839339410     411,653.87                           758     540,000           --     20060401     5.00000       02.00     0005000
6840176140     313,255.43   United Guaranty Res.    726     330,000      330,000     20060401     5.00000       02.00     0005000
6840547381     494,584.14                           668     775,000           --     20060401     5.00000       02.00     0005000
6840659400     478,252.86                           799     599,000      598,319     20060401     5.00000       02.00     0005000
6841277723     389,419.31                           690     520,000           --     20060301     5.00000       02.00     0005000
6841511428     399,680.12                           728     605,000           --     20060401     5.00000       02.00     0005000
6841779504     387,674.03                           758     485,000           --     20060401     5.00000       02.00     0005000
6842035666     587,783.25                           774     736,000      736,000     20060301     5.00000       02.00     0005000
6842662634     429,664.56                           705     550,000           --     20060401     5.00000       02.00     0005000
6843448983     959,213.09                           683   1,425,000    1,400,000     20060401     5.00000       02.00     0005000
6844745932     998,547.85                           791   3,300,000           --     20060301     5.00000       02.00     0005000
6844790342     499,600.15                           758     930,000      930,000     20060401     5.00000       02.00     0005000
6844885894     360,718.38                           805     700,000           --     20060401     5.00000       02.00     0005000
6845357539     628,902.05                           743     969,000      959,640     20060301     5.00000       02.00     0005000
6846598834     590,209.86                           731     940,000           --     20060401     5.00000       02.00     0005000
6846626106     330,448.36                           701     460,000           --     20060401     5.00000       02.00     0005000
6846718275     558,210.54                           770     699,000      699,000     20060301     5.00000       02.00     0005000
6848470982     475,869.14                           637     635,000           --     20060401     5.00000       02.00     0005000
6848489669     410,087.71                           763     513,000      513,000     20060401     5.00000       02.00     0005000
6849470668     391,670.66                           742     490,000           --     20060401     5.00000       02.00     0005000
6849919243     499,157.46                           676   1,000,000      925,000     20060301     5.00000       02.00     0005000
6850897619     309,726.49                           791     440,000           --     20060401     5.00000       02.00     0005000
6851081981     437,083.42                           768     550,000           --     20060401     5.00000       02.00     0005000
6851354909     319,499.22                           768     400,000      400,000     20060301     5.00000       02.00     0005000
6851700721     359,712.11                           679     450,000      450,000     20060401     5.00000       02.00     0005000
6851719069     649,453.92                           737     935,000           --     20060401     5.00000       02.00     0005000
6853963814     422,670.02                           634     564,000           --     20060401     5.00000       02.00     0005000
6854376164     343,448.17                           768     432,000      430,000     20060301     5.00000       02.00     0005000
6854476949     391,401.60                           782     490,000      490,000     20060301     5.00000       02.00     0005000
6855429178     414,350.55                           751     580,000           --     20060301     5.00000       02.00     0005000
6858247296     594,535.84                           744     850,000           --     20060401     5.00000       02.00     0005000
6859003714     353,831.50                           751     443,000      443,000     20060301     5.00000       02.00     0005000
6859095579     496,972.41                           760     685,000           --     20060301     5.00000       02.00     0005000
6859356096     639,475.39                           726     800,000      800,000     20060401     5.00000       02.00     0005000
6859900315     528,566.37                           708   2,000,000           --     20060401     5.00000       02.00     0005000
6860103461     411,055.01                           717     515,000      514,230     20060401     5.00000       02.00     0005000
6860572186     999,200.31                           784   1,800,000           --     20060401     5.00000       02.00     0005000
6860766770     408,901.96                           676     660,000           --     20060301     5.00000       02.00     0005000
6861873393     294,027.57   GE Mortgage             741     310,000      310,000     20060301     5.00000       02.00     0005000
6863729395     649,467.20                           755   1,100,000      960,000     20060401     5.00000       02.00     0005000
6864926933     613,888.24                           754     835,000           --     20060301     5.00000       02.00     0005000
6865333840     648,849.86                           776   1,685,000    1,685,000     20060301     5.00000       02.00     0005000
6865858713     418,741.09                           779     892,000           --     20060401     5.00000       02.00     0005000
6866196709     490,766.80                           745     655,000      655,000     20060401     5.00000       02.00     0005000
6866833970     519,529.91                           734   2,150,000           --     20060401     5.00000       02.00     0005000
6867190461     311,737.88   Republic Mortgage       722     348,000      347,000     20060401     5.00000       02.00     0005000
6867777614     399,182.35                           763     505,000      500,000     20060301     5.00000       02.00     0005000
6868033660     670,636.11                           683     845,000      839,000     20060401     5.00000       02.00     0005000
6868991305     435,659.88                           766     660,000           --     20060401     5.00000       02.00     0005000
6869348497     628,989.40                           765     900,000      900,000     20060301     5.00000       02.00     0005000
6869708724     576,525.49                           749     725,000      721,400     20060401     5.00000       02.00     0005000
6870613863     349,527.12                           724     437,500      437,302     20060401     5.00000       02.00     0005000
6872171175     398,856.29                           716     500,000      499,000     20060401     5.00000       02.00     0005000
6872866550     699,440.22                           730   1,584,000           --     20060401     5.00000       02.00     0005000
6872947368     359,298.41                           705     465,000      453,000     20060301     5.00000       02.00     0005000
6873684747     311,774.18                           632     480,000           --     20060401     5.00000       02.00     0005000
6873842816     579,547.54                           724   1,700,000           --     20060401     5.00000       02.00     0005000
6874058958     399,647.08                           742     585,000           --     20060401     5.00000       02.00     0005000
6875245240     323,454.04                           703     405,000      405,000     20060301     5.00000       02.00     0005000
6875816065     325,745.68                           711     455,000           --     20060401     5.00000       02.00     0005000
6876222396     799,327.89                           751   1,150,000    1,150,000     20060401     5.00000       02.00     0005000
6876676427     294,003.74   GE Mortgage             681     310,000      310,000     20060301     5.00000       02.00     0005000
6876680767     468,552.01                           712     589,950           --     20060401     5.00000       02.00     0005000
6876876183     479,625.55                           736     600,000           --     20060401     5.00000       02.00     0005000
6876880334     614,532.03                           665     815,000      815,000     20060401     5.00000       02.00     0005000
6877145505     861,859.81                           777   1,150,000    1,150,000     20060401     5.00000       02.00     0005000
6877406410     299,771.72                           723     765,000      765,000     20060401     5.00000       02.00     0005000
6877758455     456,883.90                           707     576,000      572,000     20060301     5.00000       02.00     0005000
6877767225     314,735.36                           748     425,000      425,000     20060401     5.00000       02.00     0005000
6878130035     464,609.34                           737     825,000           --     20060401     5.00000       02.00     0005000
6880382079     334,918.39                           646     430,000      419,000     20060401     5.00000       02.00     0005000
6880462921     348,779.91                           788     440,000           --     20060301     5.00000       02.00     0005000
6882474775     929,256.29                           769   1,270,000           --     20060401     5.00000       02.00     0005000
6883582790     546,479.08                           661     760,000           --     20060401     5.00000       02.00     0005000
6884243897     648,982.80                           767   2,325,000           --     20060301     5.00000       02.00     0005000
6886988853     419,672.35                           750     526,500           --     20060401     5.00000       02.00     0005000
6887688551     305,883.70                           695     383,000      383,000     20060301     5.00000       02.00     0005000
6888890289     554,577.69                           711     700,000           --     20060401     5.00000       02.00     0005000
6889152598     509,581.95                           674     825,000           --     20060401     5.00000       02.00     0005000
6889453855     416,840.79                           744     522,000      521,500     20060401     5.00000       02.00     0005000
6891447374     748,672.91                           734   1,475,000           --     20060301     5.00000       02.00     0005000
6891902071     346,315.89                           753     930,000           --     20060401     5.00000       02.00     0005000
6892264240     575,819.15                           772   1,076,000    1,075,350     20060401     5.00000       02.00     0005000
6892872943     649,467.20                           690   1,125,000           --     20060401     5.00000       02.00     0005000
6892887115     999,239.07                           773   2,600,000           --     20060401     5.00000       02.00     0005000
6893007424     649,505.40                           767     880,000           --     20060401     5.00000       02.00     0005000
6895178868     349,726.96                           762     825,000           --     20060401     5.00000       02.00     0005000
6895777784     648,665.92                           691     815,000      815,000     20060301     5.00000       02.00     0005000
6896426837     318,222.02                           744     398,500      398,500     20060301     5.00000       02.00     0005000
6896606560     339,721.30                           780     475,000      475,000     20060401     5.00000       02.00     0005000
6897616402     476,115.90   GE Mortgage             708     530,000      530,000     20060301     5.00000       02.00     0005000
6898251472     404,624.88                           754     540,000           --     20060401     5.00000       02.00     0005000
6898897308     451,638.54                           783     565,000      565,000     20060401     5.00000       02.00     0005000
6899638990     603,504.90                           769   1,250,000           --     20060401     5.00000       02.00     0005000
6900177210     917,190.07                           747   1,345,000           --     20060401     5.00000       02.00     0005000
6900526697     351,718.51                           727     440,000           --     20060401     5.00000       02.00     0005000
6900646800     399,695.62                           705     525,000           --     20060401     5.00000       02.00     0005000
6901832417     564,570.08                           777     840,000           --     20060401     5.00000       02.00     0005000
6902237350     803,643.53                           735   2,443,000           --     20060301     5.00000       02.00     0005000
6902256178     477,000.35                           745     600,000      600,000     20060301     5.00000       02.00     0005000
6903086905     375,411.59                           634     470,000      470,000     20060301     5.00000       02.00     0005000
6904311104     749,385.23                           738     950,000      950,000     20060401     5.00000       02.00     0005000
6905131188     359,590.13                           773     449,900      449,900     20060401     5.00000       02.00     0005000
6905843170     399,325.97                           737     500,000      500,000     20060301     5.00000       02.00     0005000
6906083891     319,744.10                           740     620,000           --     20060401     5.00000       02.00     0005000
6906685851     453,652.88                           768     581,000      568,000     20060301     5.00000       02.00     0005000
6907501149     395,591.16   United Guaranty Res.    752     440,000      440,000     20060401     5.00000       02.00     0005000
6907828252     527,598.23                           754     660,000           --     20060401     5.00000       02.00     0005000
6908239822     369,696.71                           743     670,000           --     20060401     5.00000       02.00     0005000
6908593632     650,000.00                           772   1,150,000    1,150,000     20060501     5.00000       02.00     0005000
6908599902     728,402.44                           671   1,580,000           --     20060401     5.00000       02.00     0005000
6909935816     410,112.56                           773     514,000      514,000     20060301     5.00000       02.00     0005000
6910740775     599,483.41                           761     760,000           --     20060401     5.00000       02.00     0005000
6911626353     374,352.44                           753     650,000           --     20060301     5.00000       02.00     0005000
6912342323     408,942.94                           711     512,000      512,000     20060301     5.00000       02.00     0005000
6913146491     314,760.31                           731     450,000           --     20060401     5.00000       02.00     0005000
6913286792     519,594.35                           750     650,000           --     20060401     5.00000       02.00     0005000
6913536055     474,600.93                           765     870,000           --     20060401     5.00000       02.00     0005000
6913594641     342,718.84                           760     660,000           --     20060401     5.00000       02.00     0005000
6915373309     407,260.32                           681     510,000      510,000     20060301     5.00000       02.00     0005000
6915508565     592,513.92                           761     760,000           --     20060401     5.00000       02.00     0005000
6916149955     379,390.42                           771     553,000           --     20060301     5.00000       02.00     0005000
6916714022     343,731.64                           755     430,000           --     20060401     5.00000       02.00     0005000
6917889427     998,395.87                           672   1,436,000    1,435,557     20060301     5.00000       02.00     0005000
6918542447     424,651.63                           784     830,000           --     20060401     5.00000       02.00     0005000
6918755148     354,709.00                           691     450,000           --     20060401     5.00000       02.00     0005000
6919394004     669,796.92                           699     839,000      838,669     20060301     5.00000       02.00     0005000
6919787876     439,611.80                           765     550,000      600,000     20060401     5.00000       02.00     0005000
6920378392     311,731.37                           738     390,000      390,000     20060401     5.00000       02.00     0005000
6921391196     339,454.59                           729     425,000      425,000     20060301     5.00000       02.00     0005000
6922192254     374,707.46                           746     900,000           --     20060401     5.00000       02.00     0005000
6922373268     409,629.35                           757     600,000           --     20060401     5.00000       02.00     0005000
6923349622     367,698.35                           759     470,000      460,000     20060401     5.00000       02.00     0005000
6923534496     543,575.63                           735     680,000           --     20060401     5.00000       02.00     0005000
6924280099     387,297.63                           731     517,000           --     20060401     5.00000       02.00     0005000
6924722439     798,808.85                           761   1,400,000    1,352,000     20060301     5.00000       02.00     0005000
6925309392     359,704.91                           745     490,000           --     20060401     5.00000       02.00     0005000
6925406271     325,970.68                           750     468,000           --     20060301     5.00000       02.00     0005000
6925826791     387,697.32                           742     485,000           --     20060401     5.00000       02.00     0005000
6926431724     613,544.32                           690     880,000           --     20060401     5.00000       02.00     0005000
6926942159     329,722.76                           786     725,000           --     20060401     5.00000       02.00     0005000
6928957254     334,711.57                           795     550,000           --     20060401     5.00000       02.00     0005000
6930523490     649,467.20                           685   1,975,000           --     20060401     5.00000       02.00     0005000
6931191511     302,769.44                           772     380,000           --     20060401     5.00000       02.00     0005000
6931442583     399,342.33                           789     810,000           --     20060301     5.00000       02.00     0005000
6933352087     739,221.30                           753   1,100,000           --     20060301     5.00000       02.00     0005000
6933561554     354,743.06                           761     445,000           --     20060401     5.00000       02.00     0005000
6933600303     511,590.56                           668     840,000           --     20060401     5.00000       02.00     0005000
6935955788     479,171.12                           786     675,000      675,000     20060301     5.00000       02.00     0005000
6936467585     321,548.96                           714     405,000           --     20060401     5.00000       02.00     0005000
6936492021     318,925.17                           739     399,000      399,000     20060401     5.00000       02.00     0005000
6937886635     559,540.97                           680     800,000      800,000     20060401     5.00000       02.00     0005000
6938546337     465,627.35                           776     750,000           --     20060401     5.00000       02.00     0005000
6939110562     394,668.15                           776     495,000           --     20060401     5.00000       02.00     0005000
6939920002     998,547.86                           772   1,450,000    1,450,000     20060301     5.00000       02.00     0005000
6940862383     388,704.00                           738     500,000           --     20060401     5.00000       02.00     0005000
6941811959     479,496.57                           616     600,000      599,900     20060401     5.00000       02.00     0005000
6944124236     399,655.60                           721     560,000      560,000     20060401     5.00000       02.00     0005000
6944206827     339,728.10                           762     425,000           --     20060401     5.00000       02.00     0005000
6944207676     394,192.25                           700     535,000           --     20060401     5.00000       02.00     0005000
6946308852     703,215.82                           703   1,800,000           --     20060401     5.00000       02.00     0005000
6946691257     569,576.97                           689   1,150,000           --     20060401     5.00000       02.00     0005000
6946797005     579,069.61                           690     725,000           --     20060301     5.00000       02.00     0005000
6947023708     739,422.72                           771     940,000      940,000     20060401     5.00000       02.00     0005000
6947556509     479,625.55                           709     600,000           --     20060401     5.00000       02.00     0005000
6947824485     641,594.39                           720     921,000      918,000     20060301     5.00000       02.00     0005000
6948327033     374,692.61                           801     750,000           --     20060401     5.00000       02.00     0005000
6948886665     475,255.10                           743     603,500           --     20060301     5.00000       02.00     0005000
6948957953     304,140.55   Mortgage Guaranty       624     345,000      338,198     20060401     5.00000       02.00     0005000
6950219003     499,619.54                           728     628,000           --     20060401     5.00000       02.00     0005000
6951724548     750,000.00                           664   1,300,000           --     20060501     5.00000       02.00     0005000
6951726295     648,204.97                           777     865,000      865,000     20060401     5.00000       02.00     0005000
6952993928     429,656.14                           697   1,150,000           --     20060401     5.00000       02.00     0005000
6953656375     573,505.79                           740     720,000      717,500     20060401     5.00000       02.00     0005000
6954299563     597,040.74                           757   1,100,000           --     20060301     5.00000       02.00     0005000
6954830151     435,642.61                           735     750,000           --     20060401     5.00000       02.00     0005000
6955275976     699,351.66                           772   3,875,000    3,875,000     20060401     5.00000       02.00     0005000
6955690034     477,732.41                           734     625,000           --     20060301     5.00000       02.00     0005000
6956153016     424,301.22                           654     537,000           --     20060301     5.00000       02.00     0005000
6956340514     405,281.60                           766     750,000           --     20060301     5.00000       02.00     0005000
6956977562     387,704.76                           646     485,000      485,000     20060401     5.00000       02.00     0005000
6957434944     575,527.85                           634     720,000      720,000     20060401     5.00000       02.00     0005000
6957449215     419,655.72                           766     650,000      650,000     20060401     5.00000       02.00     0005000
6958410422     429,647.52                           782     848,000           --     20060401     5.00000       02.00     0005000
6959145555     303,085.16                           784     550,000           --     20060401     5.00000       02.00     0005000
6959794014     399,655.60                           758     500,000      500,000     20060401     5.00000       02.00     0005000
6959836278     459,613.54                           776     775,000           --     20060401     5.00000       02.00     0005000
6960115456     640,461.48                           772   1,520,000           --     20060401     5.00000       02.00     0005000
6961812994     503,150.71                           766     630,000      630,000     20060301     5.00000       02.00     0005000
6962082829     547,142.42                           778     686,000      685,000     20060301     5.00000       02.00     0005000
6962312796     471,132.18                           725     800,000           --     20060401     5.00000       02.00     0005000
6962625957     457,151.88                           727     615,000      610,000     20060401     5.00000       02.00     0005000
6963663296     394,676.22                           742     900,000           --     20060401     5.00000       02.00     0005000
6963791121     966,706.94                           782   1,295,000    1,290,000     20060401     5.00000       02.00     0005000
6964303256     429,664.56                           738     760,000           --     20060401     5.00000       02.00     0005000
6964316399     474,600.93                           783     725,000           --     20060401     5.00000       02.00     0005000
6964400235     499,157.46                           755     640,000           --     20060301     5.00000       02.00     0005000
6964445719     599,520.18                           745   1,600,000           --     20060401     5.00000       02.00     0005000
6964840885     553,955.65                           768     693,000      692,999     20060401     5.00000       02.00     0005000
6965863522     382,587.31                           775     550,000      547,013     20060401     5.00000       02.00     0005000
6965934513     303,682.90                           787     380,000      379,900     20060401     5.00000       02.00     0005000
6966369164     320,716.07                           730     420,000           --     20060401     5.00000       02.00     0005000
6966824523     400,141.00                           725   1,035,000           --     20060301     5.00000       02.00     0005000
6967245538     888,641.40                           747   1,113,000    1,112,500     20060301     5.00000       02.00     0005000
6970060536     429,674.73                           745     538,000      538,000     20060301     5.00000       02.00     0005000
6970365117     839,193.37                           721   1,300,000           --     20060401     5.00000       02.00     0005000
6971782740     649,517.60                           656   1,558,000    1,552,000     20060401     5.00000       02.00     0005000
6972872839     399,663.95                           726     545,000           --     20060401     5.00000       02.00     0005000
6973090944     396,331.03                           792     630,000           --     20060301     5.00000       02.00     0005000
6974366327     380,000.00                           786     655,000           --     20060501     5.00000       02.00     0005000
6974433259     334,738.66                           604     480,000           --     20060401     5.00000       02.00     0005000
6974448034     314,728.79                           645     505,000      505,000     20060401     5.00000       02.00     0005000
6975611754     449,640.14                           637     600,000           --     20060401     5.00000       02.00     0005000
6976454220     515,587.36                           744     675,000           --     20060401     5.00000       02.00     0005000
6976711546     669,464.21                           763   3,450,000           --     20060401     5.00000       02.00     0005000
6977967162     331,997.18                           774     443,000           --     20060401     5.00000       02.00     0005000
6977977765     312,743.43                           759     445,000           --     20060401     5.00000       02.00     0005000
6978189410     430,863.62                           722     539,000           --     20060401     5.00000       02.00     0005000
6978453568     499,197.93                           742     689,000      685,000     20060301     5.00000       02.00     0005000
6978487947     439,328.32                           739     550,000           --     20060301     5.00000       02.00     0005000
6978964549     329,722.76                           754     580,000      580,000     20060401     5.00000       02.00     0005000
6979158430     999,180.30                           782   2,037,000    2,036,496     20060401     5.00000       02.00     0005000
6979317234     719,424.22                           716     900,000           --     20060401     5.00000       02.00     0005000
6981193573     376,106.36                           726     470,500      470,500     20060401     5.00000       02.00     0005000
6982179019     337,932.23                           785   1,119,000           --     20060301     5.00000       02.00     0005000
6982393669     404,151.73                           761     803,000           --     20060401     5.00000       02.00     0005000
6985505822     305,749.17                           730   5,000,000           --     20060401     5.00000       02.00     0005000
6985820965     478,126.72                           674     638,000      638,000     20060401     5.00000       02.00     0005000
6986375712     369,311.67                           739     462,000      462,000     20060401     5.00000       02.00     0005000
6986417035     579,512.73                           748     750,000      750,000     20060401     5.00000       02.00     0005000
6986826599     454,662.32                           719     650,000           --     20060401     5.00000       02.00     0005000
6986972997     339,692.63                           729     540,000      537,000     20060401     5.00000       02.00     0005000
6987235170     459,603.94                           601     700,000      610,000     20060401     5.00000       02.00     0005000
6988786734     539,195.98                           749     940,000      940,000     20060301     5.00000       02.00     0005000
6989733461     549,537.93                           703     900,000           --     20060401     5.00000       02.00     0005000
6990431865     479,150.66                           728     618,500      600,000     20060301     5.00000       02.00     0005000
6990597079     649,397.97                           744     852,000      834,117     20060401     5.00000       02.00     0005000
6990722800     699,397.31                           726     970,000           --     20060401     5.00000       02.00     0005000
6992081379     359,726.06                           720     450,000      450,000     20060401     5.00000       02.00     0005000
6992493236     389,680.32                           769     535,000           --     20060401     5.00000       02.00     0005000
6992590718     459,649.97                           654     575,000           --     20060401     5.00000       02.00     0005000
6992940780     407,648.71                           720     510,000      510,000     20060401     5.00000       02.00     0005000
6993915815     399,663.95                           754     800,000           --     20060401     5.00000       02.00     0005000
6994144613     757,363.18                           765   1,682,000           --     20060401     5.00000       02.00     0005000
6994480280     514,577.86                           741     860,000           --     20060401     5.00000       02.00     0005000
6994964796     363,416.09                           702     455,000      455,000     20060301     5.00000       02.00     0005000
6998532532     371,702.51                           761     465,000      465,000     20060401     5.00000       02.00     0005000
6999201236     318,449.15                           778     425,000           --     20060301     5.00000       02.00     0005000


   LOAN          MAX
  NUMBER      DECREASE   FCO   MARGIN
  ------      --------   ---   ------
5000110576     0005000    N     2.250
6000945896     0005000    N     2.250
6001352803     0005000    N     2.250
6001433421     0004875    N     2.250
6002752803     0004000    N     2.250
6002860606     0004875    N     2.250
6004266646     0004500    N     2.250
6005825572     0005000    N     2.250
6008301456     0005000    N     2.250
6009438810     0005000    N     2.250
6009810448     0005000    N     2.250
6012109465     0005000    N     2.250
6012386899     0005000    N     2.250
6012762974     0005000    N     2.250
6012928468     0005000    N     2.250
6013351660     0004625    N     2.250
6013515967     0005000    N     2.250
6013602575     0005000    N     2.250
6014704966     0004500    N     2.250
6014814203     0004875    N     2.250
6014833005     0005000    N     2.250
6015919324     0004875    N     2.250
6016003623     0005000    N     2.250
6018070422     0004875    N     2.250
6018165321     0005000    N     2.250
6019362166     0004875    N     2.250
6019399002     0004750    N     2.250
6019515912     0004500    N     2.250
6020170475     0005000    N     2.250
6020796923     0004375    Y     2.250
6021640724     0004500    N     2.250
6021749012     0004750    N     2.250
6021844730     0005000    N     2.250
6021876310     0004875    N     2.250
6023199687     0005000    Y     2.250
6023293811     0004875    N     2.250
6023364000     0005000    N     2.250
6023651679     0004625    N     2.250
6023953513     0004875    N     2.250
6025581437     0005000    N     2.250
6025592384     0005000    N     2.250
6025681146     0004875    N     2.250
6025915361     0005000    N     2.250
6026610466     0005000    N     2.250
6026929940     0004750    N     2.250
6027033858     0004625    N     2.250
6027793097     0005000    N     2.250
6028372552     0004625    Y     2.250
6029011589     0004125    N     2.250
6030197369     0004625    N     2.250
6030589805     0005000    N     2.250
6031032722     0005000    N     2.250
6031055921     0004750    N     2.250
6031157149     0004500    N     2.250
6031298000     0005000    N     2.250
6034011582     0005000    N     2.250
6034204187     0004750    N     2.250
6034541042     0005000    N     2.250
6036234711     0005000    N     2.250
6036455407     0005000    N     2.250
6036624135     0005000    N     2.250
6036673595     0005000    N     2.250
6036869201     0005000    N     2.250
6036903695     0005000    N     2.250
6037163497     0004500    N     2.250
6037734461     0005000    N     2.250
6040630003     0005000    N     2.250
6040981034     0005000    N     2.250
6041720100     0004750    N     2.250
6041860765     0004875    N     2.250
6041892602     0004625    N     2.250
6042492402     0004750    Y     2.250
6042612454     0005000    Y     2.250
6042774841     0005000    Y     2.250
6042950870     0005000    N     2.250
6044508569     0004875    N     2.250
6044513338     0005000    N     2.250
6045431506     0005000    N     2.250
6045584460     0005000    N     2.250
6045637458     0005000    N     2.250
6046079767     0005000    N     2.250
6046746696     0004625    N     2.250
6047175861     0004625    N     2.250
6047593956     0005000    N     2.250
6048381989     0004750    N     2.250
6048592551     0004625    Y     2.250
6049260984     0005000    N     2.250
6049905844     0004750    Y     2.250
6050247102     0004500    N     2.250
6050423406     0004875    N     2.250
6050660569     0004625    N     2.250
6050791919     0004625    N     2.250
6051744206     0004625    N     2.250
6052008734     0005000    N     2.250
6053342785     0005000    N     2.250
6054446155     0004875    N     2.250
6055264664     0004375    N     2.250
6056509190     0004750    N     2.250
6056804948     0005000    N     2.250
6057444454     0004750    N     2.250
6057458496     0004750    N     2.250
6058722544     0005000    N     2.250
6060676084     0005000    N     2.250
6061371768     0004375    N     2.250
6061796881     0005000    N     2.250
6062101263     0005000    N     2.250
6062108375     0004625    N     2.250
6062469926     0005000    Y     2.250
6062948010     0005000    N     2.250
6063369182     0005000    N     2.250
6064065458     0005000    N     2.250
6065178557     0005000    N     2.250
6065367200     0004625    N     2.250
6066422863     0005000    N     2.250
6066988103     0005000    N     2.250
6067875002     0005000    N     2.250
6069522990     0004625    Y     2.250
6070021578     0005000    N     2.250
6070144388     0005000    N     2.250
6070818429     0004875    N     2.250
6071148024     0005000    N     2.250
6071620519     0005000    N     2.250
6072864595     0005000    N     2.250
6072982611     0005000    N     2.250
6073534098     0004375    N     2.250
6073845353     0005000    N     2.250
6076323622     0005000    N     2.250
6076642765     0005000    N     2.250
6076905279     0005000    N     2.250
6077642343     0005000    N     2.250
6078103337     0004375    N     2.250
6078397137     0005000    N     2.250
6079222482     0005000    N     2.250
6079334725     0005000    N     2.250
6080194795     0005000    N     2.250
6080369702     0005000    N     2.250
6080371237     0004500    N     2.250
6080836395     0004750    N     2.250
6080947440     0004625    N     2.250
6081031046     0004500    N     2.250
6081078617     0005000    N     2.250
6082841302     0005000    N     2.250
6083226792     0004625    N     2.250
6083282498     0004875    N     2.250
6083731296     0004750    N     2.250
6084910329     0004875    N     2.250
6085053277     0005000    N     2.250
6088099780     0005000    N     2.250
6089573668     0004625    N     2.250
6090220382     0004625    N     2.250
6090649754     0005000    N     2.250
6091136553     0005000    N     2.250
6091786233     0004750    N     2.250
6091878543     0004625    N     2.250
6092509881     0005000    N     2.250
6093236476     0004750    N     2.250
6093372792     0005000    N     2.250
6093598537     0005000    N     2.250
6093651708     0004875    N     2.250
6094276653     0004875    N     2.250
6094791081     0005000    N     2.250
6097180324     0004500    N     2.250
6099368406     0005000    Y     2.250
6099728310     0004625    N     2.250
6099790575     0005000    N     2.250
6100245965     0005000    N     2.250
6100999363     0005000    N     2.250
6101331384     0005000    N     2.250
6101760038     0004625    N     2.250
6101841572     0004625    N     2.250
6102106744     0005000    N     2.250
6103878820     0004625    N     2.250
6105561622     0004625    N     2.250
6105712217     0004875    N     2.250
6106461574     0005000    N     2.250
6107207596     0005000    N     2.250
6108566230     0004875    N     2.250
6108650166     0004875    N     2.250
6108993905     0004625    N     2.250
6109209798     0004625    N     2.250
6109233343     0005000    N     2.250
6109575248     0005000    N     2.250
6109743978     0005000    N     2.250
6110496905     0005000    N     2.250
6111014756     0004375    N     2.250
6111054539     0004750    N     2.250
6111168701     0004750    N     2.250
6112221699     0005000    N     2.250
6112948671     0005000    N     2.250
6112952764     0005000    N     2.250
6113001199     0005000    N     2.250
6113423781     0004750    N     2.250
6114770008     0004875    N     2.250
6114911123     0005000    N     2.250
6116985216     0004750    N     2.250
6118682431     0004750    N     2.250
6119148705     0004625    N     2.250
6120723330     0004875    N     2.250
6123087030     0005125    N     2.250
6123831262     0004625    N     2.250
6124001089     0005000    N     2.250
6124019206     0005000    N     2.250
6124459550     0004625    N     2.250
6125214335     0005000    N     2.250
6125755287     0005000    N     2.250
6125756798     0005000    N     2.250
6126016317     0005000    N     2.250
6126732863     0005000    N     2.250
6127468673     0004250    N     2.250
6128256895     0004750    Y     2.250
6129417520     0005000    N     2.250
6129611460     0005000    N     2.250
6129685571     0004750    N     2.250
6129885841     0004500    N     2.250
6130588236     0005000    N     2.250
6131062256     0004625    N     2.250
6133238342     0004625    N     2.250
6133379328     0005000    N     2.250
6133540960     0004875    Y     2.250
6134306783     0005000    N     2.250
6135141551     0005000    N     2.250
6135490289     0004750    N     2.250
6135724042     0005000    N     2.250
6135920947     0004625    N     2.250
6136099154     0004750    N     2.250
6136266522     0005000    N     2.250
6136416440     0004875    N     2.250
6136620082     0005000    N     2.250
6136685077     0004875    N     2.250
6136938716     0005000    N     2.250
6137085798     0004500    N     2.250
6137216997     0004875    N     2.250
6137441413     0005000    Y     2.250
6138054363     0005000    N     2.250
6139019993     0005000    N     2.250
6139922055     0004250    N     2.250
6139987215     0005000    N     2.250
6140103323     0004750    N     2.250
6140698538     0004875    N     2.250
6140863991     0004625    N     2.250
6140918670     0005000    N     2.250
6140924330     0005000    N     2.250
6142188504     0004625    N     2.250
6142287405     0004750    N     2.250
6142312351     0005000    N     2.250
6144840409     0004625    N     2.250
6146608259     0004875    N     2.250
6147319450     0005000    N     2.250
6148063685     0005000    N     2.250
6148237297     0004750    N     2.250
6148427252     0005000    N     2.250
6150813423     0005000    N     2.250
6152553373     0005000    N     2.250
6152680929     0004625    Y     2.250
6152864457     0005000    N     2.250
6153797904     0004875    Y     2.250
6153836801     0005000    N     2.250
6155122259     0005000    N     2.250
6155265793     0005000    N     2.250
6155597906     0005000    N     2.250
6156210830     0004625    N     2.250
6156282367     0004625    N     2.250
6156380559     0004625    N     2.250
6156517705     0004000    Y     2.250
6156725647     0005000    N     2.250
6157019867     0004375    N     2.250
6157330645     0005000    N     2.250
6157414241     0005000    N     2.250
6157698603     0004750    N     2.250
6158208808     0004875    N     2.250
6158213667     0005000    N     2.250
6159212437     0003750    N     2.250
6160611700     0005000    N     2.250
6161075608     0004625    N     2.250
6161100893     0004375    N     2.250
6161718942     0005000    N     2.250
6162283268     0005000    N     2.250
6162779646     0004750    N     2.250
6164366764     0004625    Y     2.250
6168326665     0005000    N     2.250
6169011787     0004375    N     2.250
6170905720     0004750    N     2.250
6170947045     0005000    Y     2.250
6171085100     0004500    N     2.250
6171999045     0005000    N     2.250
6172137686     0005000    Y     2.250
6172193473     0004875    N     2.250
6172712371     0004875    Y     2.250
6172826502     0004875    N     2.250
6172891043     0004625    N     2.250
6173482875     0004875    N     2.250
6173523082     0005000    N     2.250
6174227196     0005000    N     2.250
6174464476     0005000    N     2.250
6174751666     0004875    N     2.250
6175240495     0005000    N     2.250
6175282968     0005000    N     2.250
6175640025     0004750    Y     2.250
6175890646     0005000    N     2.250
6176831730     0005000    N     2.250
6177530976     0004875    N     2.250
6177669220     0005000    N     2.250
6178309776     0005000    N     2.250
6178734544     0005000    N     2.250
6178958895     0004625    N     2.250
6181841518     0004750    N     2.250
6182443579     0005000    N     2.250
6182585205     0005000    N     2.250
6182908381     0004750    N     2.250
6183581179     0004875    N     2.250
6183989828     0004750    N     2.250
6185010680     0004500    N     2.250
6186523178     0005000    N     2.250
6187494932     0004500    N     2.250
6188227554     0005000    N     2.250
6188527029     0004875    N     2.250
6189440636     0005000    N     2.250
6189566307     0004875    N     2.250
6189747691     0004625    Y     2.250
6190162773     0004500    N     2.250
6190570603     0005000    N     2.250
6190728664     0005000    N     2.250
6190918943     0005000    N     2.250
6191797304     0004625    N     2.250
6192287164     0005000    N     2.250
6192512454     0005000    N     2.250
6193184675     0005000    N     2.250
6193876783     0004500    N     2.250
6194008667     0005000    N     2.250
6194665292     0004625    N     2.250
6195066003     0004750    N     2.250
6196806084     0005000    N     2.250
6197227512     0005000    N     2.250
6197361923     0005000    N     2.250
6198297431     0004750    N     2.250
6201482095     0005000    N     2.250
6204298258     0004500    N     2.250
6204485020     0004125    N     2.250
6204964719     0005000    N     2.250
6205738187     0005000    N     2.250
6206872936     0005000    N     2.250
6207401255     0005000    N     2.250
6208682762     0005000    N     2.250
6210541485     0004875    N     2.250
6211318487     0004625    Y     2.250
6211639809     0004750    N     2.250
6211765190     0005000    N     2.250
6212082819     0005000    N     2.250
6212137548     0004750    N     2.250
6212338492     0004750    N     2.250
6212669615     0005000    N     2.250
6212817677     0004500    N     2.250
6213005827     0005000    N     2.250
6213201491     0004375    N     2.250
6213277723     0005000    N     2.250
6213885525     0005000    N     2.250
6214842079     0004625    N     2.250
6214988385     0005000    N     2.250
6215464733     0004625    Y     2.250
6216129780     0003250    N     2.250
6216813599     0005000    N     2.250
6217375416     0005000    N     2.250
6217483921     0005000    N     2.250
6218160734     0004500    Y     2.250
6218503917     0004625    N     2.250
6218949417     0004625    N     2.250
6219698203     0005000    N     2.250
6220789272     0004875    N     2.250
6221145391     0005000    N     2.250
6221470252     0005000    N     2.250
6222709591     0004500    N     2.250
6223126621     0004625    N     2.250
6225141156     0005000    N     2.250
6228213390     0005000    N     2.250
6228216070     0005000    N     2.250
6228641244     0004625    N     2.250
6228987423     0005000    N     2.250
6229558686     0004625    N     2.250
6229720351     0004875    N     2.250
6230112606     0005000    N     2.250
6230874130     0004875    N     2.250
6230921410     0005000    N     2.250
6231194876     0004875    N     2.250
6232930377     0005000    N     2.250
6233518783     0004750    N     2.250
6235108559     0004750    N     2.250
6235578173     0005000    N     2.250
6235670046     0005000    N     2.250
6236298169     0005000    N     2.250
6237092843     0005000    N     2.250
6237597460     0005000    N     2.250
6237738122     0004750    N     2.250
6238099102     0004500    N     2.250
6238993478     0004750    N     2.250
6239045922     0005000    N     2.250
6239065136     0003875    N     2.250
6240127297     0004500    N     2.250
6240222841     0003625    N     2.250
6240307048     0004750    N     2.250
6240589546     0005000    Y     2.250
6240750957     0004625    N     2.250
6242611462     0005000    Y     2.250
6243505002     0004500    Y     2.250
6243683031     0005000    N     2.250
6244543168     0004750    Y     2.250
6244558737     0005000    N     2.250
6244692882     0004375    N     2.250
6245807455     0005000    N     2.250
6247172221     0004750    N     2.250
6247389429     0005000    N     2.250
6248255397     0003625    N     2.250
6248413830     0004875    N     2.250
6250021760     0005000    N     2.250
6251016595     0005000    N     2.250
6251924178     0004750    N     2.250
6252017790     0005000    N     2.250
6255017342     0004750    N     2.250
6256207926     0004250    N     2.250
6258043808     0004750    N     2.250
6258349593     0004750    N     2.250
6259311162     0005000    N     2.250
6259675558     0005000    N     2.250
6259719299     0004500    N     2.250
6260249674     0005000    N     2.250
6260355901     0004125    N     2.250
6260456378     0005000    N     2.250
6261673674     0004625    N     2.250
6264300655     0005000    N     2.250
6264989473     0005000    N     2.250
6269574353     0005000    N     2.250
6269728868     0004625    N     2.250
6270013813     0004000    N     2.250
6271006881     0004625    N     2.250
6271260926     0005000    N     2.250
6272200483     0005000    N     2.250
6273385549     0004625    N     2.250
6273446366     0005000    N     2.250
6274702767     0004375    N     2.250
6274837407     0005000    Y     2.250
6275884416     0004625    N     2.250
6275950456     0005000    Y     2.250
6276925382     0005000    N     2.250
6279026626     0004625    N     2.250
6279530031     0005000    N     2.250
6279702853     0004875    N     2.250
6281449014     0004625    N     2.250
6281621745     0005000    N     2.250
6281626405     0005000    N     2.250
6282211330     0004750    N     2.250
6282336673     0004500    Y     2.250
6282672127     0005000    Y     2.250
6282771036     0004750    N     2.250
6284606230     0004375    N     2.250
6284889265     0005000    N     2.250
6285077258     0005000    N     2.250
6285123862     0004875    N     2.250
6286558405     0005000    N     2.250
6286936395     0004875    N     2.250
6287820176     0004875    N     2.250
6287884289     0004750    N     2.250
6288453001     0005000    N     2.250
6289012962     0005000    N     2.250
6289349752     0005000    N     2.250
6291975180     0004875    N     2.250
6292028732     0004625    N     2.250
6292042337     0004500    N     2.250
6292422851     0005000    N     2.250
6292873301     0005000    N     2.250
6293017122     0004875    N     2.250
6293573082     0005000    N     2.250
6294319774     0004750    N     2.250
6294359317     0004625    N     2.250
6296201905     0005250    N     2.250
6297528884     0005000    N     2.250
6298404473     0005000    N     2.250
6299195062     0005000    N     2.250
6300547640     0004125    N     2.250
6300649180     0004875    N     2.250
6302183410     0005000    N     2.250
6303094590     0005000    Y     2.250
6303671785     0005000    N     2.250
6304141788     0005000    N     2.250
6304266999     0005000    N     2.250
6304526392     0005000    N     2.250
6304863696     0005000    N     2.250
6305714898     0005000    N     2.250
6305733054     0004875    N     2.250
6306611234     0004750    N     2.250
6307242781     0004125    N     2.250
6307294774     0004875    N     2.250
6307346947     0005000    N     2.250
6307584703     0005000    N     2.250
6308017562     0004750    N     2.250
6309087358     0004625    N     2.250
6309640156     0005000    Y     2.250
6309799846     0005000    N     2.250
6310222770     0005000    N     2.250
6312650218     0005000    N     2.250
6313059351     0005000    N     2.250
6314773182     0004750    N     2.250
6315380763     0005000    N     2.250
6316867941     0005000    N     2.250
6316872610     0005000    Y     2.250
6317213814     0004625    N     2.250
6317642988     0004625    Y     2.250
6317983556     0004875    N     2.250
6317999834     0005000    N     2.250
6318115042     0005000    N     2.250
6319245574     0005000    N     2.250
6319370372     0004625    N     2.250
6319527625     0005000    N     2.250
6320636118     0004625    N     2.250
6321372291     0005000    N     2.250
6322742591     0005000    Y     2.250
6323558244     0005000    N     2.250
6323609153     0005000    N     2.250
6324212601     0004750    N     2.250
6324515821     0004875    N     2.250
6325135215     0005000    N     2.250
6326366769     0005000    N     2.250
6327829088     0005000    N     2.250
6329229980     0005000    N     2.250
6329861360     0005000    N     2.250
6329986852     0005000    N     2.250
6332033676     0005000    N     2.250
6332361580     0005000    N     2.250
6332981247     0004500    N     2.250
6333516620     0005000    N     2.250
6334877153     0005000    Y     2.250
6335826852     0004625    N     2.250
6337593450     0004750    N     2.250
6337766114     0004250    N     2.250
6340538559     0005000    N     2.250
6340603379     0004750    N     2.250
6341037973     0004750    N     2.250
6342689467     0005000    N     2.250
6342929871     0005000    Y     2.250
6342968739     0004375    N     2.250
6343095763     0005000    N     2.250
6343576788     0005000    N     2.250
6343618721     0004875    N     2.250
6344447880     0004750    N     2.250
6344750986     0005000    N     2.250
6344902579     0005000    N     2.250
6345723651     0005000    Y     2.250
6347280494     0005000    N     2.250
6347403823     0004875    N     2.250
6348142966     0005000    N     2.250
6348197408     0004750    N     2.250
6348712354     0005000    N     2.250
6349652674     0005000    N     2.250
6349867363     0005000    Y     2.250
6350246457     0005000    N     2.250
6350750912     0005000    Y     2.250
6351061954     0005000    N     2.250
6351715948     0005000    N     2.250
6352234600     0005000    N     2.250
6352645441     0005000    N     2.250
6353498857     0005000    N     2.250
6354126994     0005000    N     2.250
6354623859     0005000    N     2.250
6355374049     0004750    N     2.250
6356479649     0005000    N     2.250
6358969977     0005000    N     2.250
6359959282     0004875    Y     2.250
6360043027     0005000    N     2.250
6361734244     0005000    N     2.250
6362734136     0005000    N     2.250
6364978046     0005000    N     2.250
6365450920     0005000    N     2.250
6365548426     0005000    N     2.250
6366248547     0005000    N     2.250
6366443551     0005000    N     2.250
6366523923     0005000    N     2.250
6366881867     0005000    N     2.250
6367010458     0004875    N     2.250
6367055859     0004625    N     2.250
6368407208     0005000    N     2.250
6368645872     0005000    N     2.250
6368733587     0005000    N     2.250
6369108367     0005000    N     2.250
6369368482     0005000    N     2.250
6370014851     0005000    N     2.250
6370153394     0005000    N     2.250
6370545599     0005000    N     2.250
6370670280     0004500    N     2.250
6371579829     0004875    N     2.250
6371792646     0004375    N     2.250
6371936813     0005000    N     2.250
6372644135     0004750    N     2.250
6373437224     0005000    Y     2.250
6373873261     0005000    N     2.250
6374619358     0005000    N     2.250
6375479083     0005000    N     2.250
6375768626     0004625    N     2.250
6375882054     0004625    N     2.250
6376751761     0005000    N     2.250
6376907496     0005000    N     2.250
6378630823     0005000    N     2.250
6378936071     0005000    N     2.250
6379347039     0005000    Y     2.250
6379382861     0005000    N     2.250
6379844522     0005000    N     2.250
6380480704     0005000    N     2.250
6380852852     0005000    N     2.250
6380863958     0005000    N     2.250
6381360020     0005000    N     2.250
6381374377     0004625    N     2.250
6381609228     0004750    N     2.250
6381974580     0005000    N     2.250
6382537220     0005000    N     2.250
6382980750     0005000    N     2.250
6383182760     0005000    N     2.250
6383708036     0005000    N     2.250
6384507627     0005000    N     2.250
6385272858     0005000    N     2.250
6386839549     0005000    N     2.250
6387682864     0004875    N     2.250
6387764746     0004500    N     2.250
6388432707     0005000    N     2.250
6388590108     0005000    N     2.250
6389238780     0005000    N     2.250
6390102496     0005000    N     2.250
6390212584     0005000    N     2.250
6392254279     0004625    N     2.250
6393391690     0005000    N     2.250
6394594722     0005000    N     2.250
6394757113     0005000    N     2.250
6394936477     0004625    N     2.250
6396741545     0005000    N     2.250
6396860923     0005000    N     2.250
6396942200     0005000    Y     2.250
6397940955     0005000    N     2.250
6398726882     0004625    N     2.250
6398808912     0004875    N     2.250
6398913555     0004875    N     2.250
6400649700     0005000    Y     2.250
6400802051     0005000    N     2.250
6401522930     0004250    N     2.250
6402438987     0005000    N     2.250
6403734996     0005000    N     2.250
6405395606     0005000    N     2.250
6405863645     0005000    N     2.250
6405959351     0004875    N     2.250
6407909990     0004625    N     2.250
6408759147     0005000    N     2.250
6409716682     0005000    N     2.250
6409998256     0005000    N     2.250
6410174699     0005000    N     2.250
6412927060     0005000    N     2.250
6413331882     0005000    N     2.250
6413489987     0004625    N     2.250
6413784072     0005000    N     2.250
6413917730     0005000    N     2.250
6415133807     0003750    N     2.250
6415416863     0005000    N     2.250
6415735106     0004875    N     2.250
6415777389     0004875    N     2.250
6416022389     0004625    N     2.250
6416286562     0005000    N     2.250
6416324959     0005000    N     2.250
6416631494     0005000    N     2.250
6416875182     0005000    N     2.250
6416981410     0004625    N     2.250
6417120570     0005000    N     2.250
6417891428     0005000    N     2.250
6419091282     0004750    N     2.250
6421035640     0005000    N     2.250
6421106235     0005000    N     2.250
6421738938     0005000    N     2.250
6422173549     0005000    N     2.250
6422747540     0005000    N     2.250
6423001558     0005000    N     2.250
6423208898     0004750    N     2.250
6424559349     0005000    N     2.250
6424889506     0005000    N     2.250
6424933015     0005000    N     2.250
6426684228     0005000    N     2.250
6427325375     0005000    N     2.250
6428664350     0005000    Y     2.250
6428887829     0004625    N     2.250
6429548768     0004125    N     2.250
6429926204     0005000    Y     2.250
6430351632     0004875    N     2.250
6430482338     0004875    N     2.250
6431106449     0005000    N     2.250
6431506705     0004875    N     2.250
6432681655     0004875    N     2.250
6434221062     0005000    N     2.250
6437528638     0005000    N     2.250
6437709923     0004250    N     2.250
6438893726     0005000    N     2.250
6440224803     0005000    N     2.250
6440410402     0005000    N     2.250
6440573217     0005000    N     2.250
6440600788     0005000    N     2.250
6440778667     0005000    N     2.250
6441500649     0005000    N     2.250
6441577423     0004375    N     2.250
6441751952     0005000    N     2.250
6441911655     0005000    N     2.250
6441967665     0005000    N     2.250
6442635147     0005000    N     2.250
6443442246     0004625    N     2.250
6443634958     0004875    N     2.250
6443703050     0005000    N     2.250
6445233072     0005000    N     2.250
6445971853     0005000    N     2.250
6446080373     0005000    N     2.250
6446111186     0005000    Y     2.250
6446181338     0005000    N     2.250
6447862050     0005000    N     2.250
6447937720     0004625    N     2.250
6448527702     0005000    N     2.250
6448808326     0004125    N     2.250
6449128468     0005000    N     2.250
6449353157     0005000    N     2.250
6450604480     0005000    Y     2.250
6452477513     0005000    Y     2.250
6452477802     0005000    N     2.250
6452986455     0005000    N     2.250
6453043413     0005000    N     2.250
6453357441     0005000    N     2.250
6454590495     0005000    N     2.250
6455970795     0005000    N     2.250
6456195756     0005000    N     2.250
6456721221     0005000    N     2.250
6456766879     0004875    N     2.250
6457896618     0005000    N     2.250
6458026579     0004250    N     2.250
6459120298     0004875    N     2.250
6459337546     0005000    Y     2.250
6459354970     0005000    N     2.250
6460391326     0005000    N     2.250
6460549428     0005000    N     2.250
6460634824     0004625    N     2.250
6460682047     0005000    N     2.250
6460956839     0005000    N     2.250
6461245539     0005000    N     2.250
6461384718     0005000    N     2.250
6461572056     0004750    N     2.250
6462526200     0005000    N     2.250
6463052032     0004750    N     2.250
6464336913     0005000    N     2.250
6464441291     0005000    Y     2.250
6465015300     0005000    N     2.250
6465182019     0005000    Y     2.250
6465796941     0005000    N     2.250
6468132342     0005000    N     2.250
6472110029     0005000    N     2.250
6472413860     0005000    N     2.250
6473701776     0005000    N     2.250
6474808059     0005000    N     2.250
6474838544     0004375    N     2.250
6475894199     0005000    N     2.250
6476274565     0005000    N     2.250
6477036674     0005000    N     2.250
6477784406     0004875    N     2.250
6477917642     0004750    N     2.250
6477934217     0005000    N     2.250
6478314930     0005000    N     2.250
6479087642     0004875    N     2.250
6479099167     0004625    N     2.250
6479677368     0004750    N     2.250
6479922061     0004250    Y     2.250
6479982248     0005000    N     2.250
6480123097     0003625    N     2.250
6480204814     0004625    N     2.250
6481376173     0005000    N     2.250
6482071310     0005000    Y     2.250
6484234973     0004500    N     2.250
6484253056     0004625    N     2.250
6484292161     0005000    N     2.250
6485207598     0005000    N     2.250
6485581000     0005000    N     2.250
6485965963     0005000    N     2.250
6487193333     0004625    N     2.250
6487406180     0004500    N     2.250
6488252120     0005000    N     2.250
6488539815     0005000    N     2.250
6488787992     0005000    N     2.250
6488955748     0004750    N     2.250
6491182470     0005000    N     2.250
6491594187     0004750    N     2.250
6492411258     0005000    N     2.250
6492434755     0004875    N     2.250
6492584195     0005000    N     2.250
6493911884     0004625    N     2.250
6494148270     0004250    N     2.250
6494919407     0004750    N     2.250
6494984021     0005000    N     2.250
6494998518     0004750    N     2.250
6495619410     0005000    N     2.250
6495805175     0004750    N     2.250
6495924679     0005000    N     2.250
6496608248     0004875    N     2.250
6496905735     0005000    N     2.250
6497009933     0005000    N     2.250
6497878741     0004625    N     2.250
6498426656     0005000    N     2.250
6498804084     0004625    N     2.250
6499744776     0004500    Y     2.250
6499791496     0004625    N     2.250
6500812489     0004875    N     2.250
6501174236     0005000    N     2.250
6502686576     0005000    N     2.250
6502726166     0005000    N     2.250
6503202290     0004250    N     2.250
6504517563     0005000    N     2.250
6505085966     0005000    N     2.250
6505097532     0005000    N     2.250
6505532181     0004625    N     2.250
6505859972     0005000    N     2.250
6505995008     0005000    N     2.250
6506118683     0005000    N     2.250
6506273819     0005000    N     2.250
6506350328     0005000    Y     2.250
6507295316     0005000    N     2.250
6507356233     0005000    N     2.250
6507579370     0005000    N     2.250
6509934680     0005000    N     2.250
6510651299     0005000    N     2.250
6510737015     0005000    N     2.250
6511166685     0005000    Y     2.250
6511569425     0004750    N     2.250
6511794627     0004750    N     2.250
6512022531     0003875    N     2.250
6512208486     0005000    N     2.250
6512603132     0005000    N     2.250
6512768828     0004750    N     2.250
6513500055     0004500    N     2.250
6513589017     0005000    N     2.250
6515240189     0005000    N     2.250
6516946586     0004625    N     2.250
6517733751     0004750    N     2.250
6519105149     0004125    N     2.250
6519487919     0004250    N     2.250
6519886219     0005000    N     2.250
6520457604     0004625    Y     2.250
6520907608     0004375    N     2.250
6523009485     0004625    N     2.250
6523136023     0005000    N     2.250
6524121073     0004750    N     2.250
6525026990     0005000    N     2.250
6525403041     0004625    N     2.250
6526158776     0005000    N     2.250
6526805830     0005000    N     2.250
6527174046     0004875    N     2.250
6527820788     0005000    N     2.250
6528551952     0005000    N     2.250
6529027150     0004375    N     2.250
6532410245     0005000    N     2.250
6532442255     0005000    N     2.250
6533767320     0005000    N     2.250
6534003360     0004875    N     2.250
6534771875     0004875    N     2.250
6536792028     0004250    N     2.250
6537295682     0005000    N     2.250
6537665256     0005000    N     2.250
6538595916     0004125    N     2.250
6539139417     0004625    Y     2.250
6539351632     0005000    N     2.250
6539907417     0005000    N     2.250
6540492292     0005000    N     2.250
6542816415     0005000    N     2.250
6543642893     0005000    N     2.250
6543644477     0004875    N     2.250
6544629550     0004250    Y     2.250
6545916667     0005000    N     2.250
6546722155     0004750    N     2.250
6546969301     0005000    N     2.250
6547809027     0005000    N     2.250
6548294963     0005000    N     2.250
6548752598     0004875    N     2.250
6550565482     0005000    N     2.250
6550801168     0005000    N     2.250
6551676684     0004875    N     2.250
6551763789     0004750    N     2.250
6552962265     0005000    N     2.250
6554238748     0004750    N     2.250
6554536778     0004750    N     2.250
6554672102     0005000    Y     2.250
6554989035     0005000    N     2.250
6555096830     0005000    N     2.250
6555872891     0005000    Y     2.250
6556264536     0005000    N     2.250
6556688395     0005000    N     2.250
6558116411     0005000    N     2.250
6558238298     0004125    N     2.250
6558497712     0004750    N     2.250
6558759855     0005000    N     2.250
6558939952     0005000    N     2.250
6559775280     0004625    N     2.250
6561678126     0005000    N     2.250
6562131067     0005000    N     2.250
6563302774     0005000    N     2.250
6563917746     0005000    N     2.250
6564907951     0005000    N     2.250
6565611891     0005000    N     2.250
6567559437     0005000    N     2.250
6568057803     0005000    N     2.250
6568320383     0005000    N     2.250
6568449919     0004375    N     2.250
6570033107     0005000    N     2.250
6570253622     0005000    N     2.250
6572261730     0005000    N     2.250
6572566195     0005000    N     2.250
6572795257     0004750    N     2.250
6572854187     0005000    N     2.250
6572860093     0004250    N     2.250
6573573588     0005000    N     2.250
6574235740     0005000    N     2.250
6574584329     0004125    N     2.250
6574668213     0005000    N     2.250
6576374166     0004625    N     2.250
6577160952     0004875    Y     2.250
6578212836     0003375    N     2.250
6580218607     0004875    N     2.250
6581781215     0005000    N     2.250
6583750440     0004750    N     2.250
6584118662     0005000    N     2.250
6584590019     0005000    N     2.250
6585106575     0005000    N     2.250
6585436931     0005000    N     2.250
6585921577     0005000    N     2.250
6587087542     0004500    N     2.250
6588018785     0004625    Y     2.250
6588140183     0005000    Y     2.250
6590044100     0005000    N     2.250
6590251804     0005000    N     2.250
6591155228     0004875    N     2.250
6591193013     0004875    N     2.250
6593187831     0005000    N     2.250
6595040434     0005000    N     2.250
6596852845     0005000    N     2.250
6596856523     0004625    N     2.250
6597124665     0004625    N     2.250
6601394536     0004625    N     2.250
6602002575     0005000    N     2.250
6603542744     0004625    N     2.250
6603609410     0005000    N     2.250
6604355765     0005000    N     2.250
6604745650     0005000    N     2.250
6604938859     0004750    N     2.250
6604983400     0004125    Y     2.250
6605213542     0005000    N     2.250
6605906954     0005000    Y     2.250
6607479349     0005000    N     2.250
6607510192     0004750    N     2.250
6607527261     0005000    N     2.250
6608109432     0005000    N     2.250
6608508294     0005000    N     2.250
6611229441     0005000    N     2.250
6611655504     0005000    N     2.250
6613092979     0005000    N     2.250
6614778337     0005000    N     2.250
6614964846     0005000    N     2.250
6615180335     0005000    N     2.250
6616030968     0005000    N     2.250
6616620537     0005000    N     2.250
6616697550     0004625    N     2.250
6617850828     0005000    N     2.250
6617959447     0004875    N     2.250
6619695692     0005000    N     2.250
6620864741     0005000    N     2.250
6621332284     0005000    Y     2.250
6621523957     0005000    N     2.250
6621708657     0005000    N     2.250
6622136494     0004875    N     2.250
6622269428     0005000    N     2.250
6622651492     0005000    N     2.250
6623175921     0004750    N     2.250
6623506208     0004875    N     2.250
6623635429     0005000    N     2.250
6623650964     0005000    N     2.250
6624026610     0005000    N     2.250
6624104557     0005000    N     2.250
6624815863     0005000    N     2.250
6625896920     0004875    Y     2.250
6626456294     0004375    N     2.250
6627379511     0005000    Y     2.250
6628745033     0004625    N     2.250
6629344109     0004500    N     2.250
6629491587     0005000    N     2.250
6633037491     0005000    N     2.250
6633635369     0005000    N     2.250
6634677782     0005000    N     2.250
6634950403     0005000    N     2.250
6635050195     0005000    N     2.250
6636246255     0005000    N     2.250
6637504900     0005000    N     2.250
6637729440     0005000    N     2.250
6637854859     0005000    Y     2.250
6637896413     0005000    N     2.250
6638714375     0004375    N     2.250
6639769170     0005000    N     2.250
6639828166     0005000    N     2.250
6640711427     0005000    N     2.250
6641457681     0004250    N     2.250
6642338658     0005000    Y     2.250
6642613605     0005000    N     2.250
6642615196     0005000    N     2.250
6644085976     0005000    N     2.250
6644533371     0005000    N     2.250
6644843044     0004750    N     2.250
6645035988     0004250    N     2.250
6645036978     0004250    N     2.250
6645388957     0004750    N     2.250
6645911741     0004500    N     2.250
6646883436     0005000    N     2.250
6646962362     0004500    N     2.250
6648075338     0005000    N     2.250
6649033757     0005000    N     2.250
6649307706     0004750    N     2.250
6649587786     0004125    Y     2.250
6649794903     0005000    N     2.250
6650577486     0005375    N     2.250
6651910157     0005000    N     2.250
6654234316     0005000    N     2.250
6656104350     0004750    N     2.250
6656237119     0005000    N     2.250
6656492698     0005000    N     2.250
6656507123     0005000    N     2.250
6657004039     0005000    Y     2.250
6658309692     0005000    N     2.250
6658709552     0005000    N     2.250
6658887515     0005000    N     2.250
6659483132     0004250    N     2.250
6660097566     0005000    N     2.250
6660250736     0005000    N     2.250
6660612034     0005000    N     2.250
6660721686     0004500    N     2.250
6661737178     0004750    N     2.250
6662562468     0005000    N     2.250
6662646089     0005000    N     2.250
6663494117     0004750    N     2.250
6664312367     0005000    N     2.250
6665054687     0005000    N     2.250
6665289788     0005000    Y     2.250
6665906100     0005000    N     2.250
6665933773     0005000    N     2.250
6666055949     0004875    N     2.250
6666156523     0004625    N     2.250
6666711707     0005000    Y     2.250
6667654013     0004750    N     2.250
6668378828     0004750    N     2.250
6668830703     0005000    N     2.250
6669316389     0004875    N     2.250
6669360429     0005000    Y     2.250
6669382928     0005000    N     2.250
6669449214     0005000    N     2.250
6669686575     0004875    N     2.250
6670191730     0005000    N     2.250
6672075758     0005000    N     2.250
6673275878     0005000    Y     2.250
6673690068     0005000    N     2.250
6673969249     0004625    N     2.250
6674184186     0005000    N     2.250
6675139585     0005000    N     2.250
6675167321     0005000    N     2.250
6676072033     0004625    N     2.250
6676970665     0005000    N     2.250
6677733146     0005000    N     2.250
6678685980     0005000    N     2.250
6679042173     0005000    N     2.250
6680023501     0005000    N     2.250
6680852198     0005000    N     2.250
6682362972     0004875    N     2.250
6682767501     0005000    N     2.250
6683110644     0005000    N     2.250
6683920455     0004500    N     2.250
6684192088     0004875    N     2.250
6684659474     0005000    N     2.250
6686232981     0005000    N     2.250
6686786119     0005000    N     2.250
6686943199     0005000    N     2.250
6687616992     0005000    N     2.250
6688366977     0005000    N     2.250
6688388849     0004500    N     2.250
6688913521     0005000    N     2.250
6688971057     0004500    N     2.250
6689363676     0005000    N     2.250
6689878004     0004750    N     2.250
6689985171     0004625    N     2.250
6691647017     0004750    N     2.250
6691901505     0005000    N     2.250
6692693952     0004625    N     2.250
6692968503     0005000    N     2.250
6694335131     0004875    N     2.250
6694417509     0004500    N     2.250
6695137049     0005000    N     2.250
6695814126     0004750    N     2.250
6695972114     0005000    N     2.250
6696263497     0005000    N     2.250
6697302534     0005000    N     2.250
6698729180     0005000    N     2.250
6699011885     0005000    N     2.250
6699576945     0005000    N     2.250
6700200881     0004625    N     2.250
6700758367     0004750    N     2.250
6702270155     0004625    N     2.250
6702302198     0005000    N     2.250
6702591386     0004750    N     2.250
6702955466     0004625    N     2.250
6703128683     0005000    N     2.250
6705085915     0004875    N     2.250
6705453675     0004750    N     2.250
6705908504     0005000    Y     2.250
6706453096     0004750    N     2.250
6707890155     0005000    N     2.250
6707990021     0005000    N     2.250
6708697088     0004625    N     2.250
6708705725     0004500    N     2.250
6709025305     0005000    N     2.250
6710147510     0004875    N     2.250
6713405790     0004875    N     2.250
6713516372     0005000    N     2.250
6713856398     0005000    N     2.250
6714901821     0005000    N     2.250
6716054074     0005000    N     2.250
6716575573     0004625    N     2.250
6717871120     0004625    N     2.250
6720013744     0005000    N     2.250
6721180195     0005000    N     2.250
6722059125     0004750    N     2.250
6722443329     0005000    N     2.250
6723265044     0004500    N     2.250
6724209041     0004875    N     2.250
6724755720     0005000    Y     2.250
6725233610     0003625    Y     2.250
6726397042     0004500    N     2.250
6727449222     0005000    N     2.250
6728940641     0004875    N     2.250
6729024106     0004875    N     2.250
6729841095     0004625    N     2.250
6730189708     0004500    N     2.250
6730438196     0005000    N     2.250
6730486021     0005000    N     2.250
6731027105     0005000    N     2.250
6731213150     0004625    N     2.250
6731886369     0004875    N     2.250
6733245747     0004875    N     2.250
6733599655     0005000    Y     2.250
6734340000     0005000    N     2.250
6734347716     0004875    N     2.250
6736898328     0004875    N     2.250
6737223765     0005000    N     2.250
6737295532     0005000    N     2.250
6738045209     0004875    N     2.250
6738466082     0004750    N     2.250
6739085691     0005000    N     2.250
6739186226     0004625    N     2.250
6739386149     0004875    N     2.250
6739629886     0004625    N     2.250
6739693775     0005000    Y     2.250
6739807714     0004875    N     2.250
6741092537     0004875    N     2.250
6741361049     0004625    N     2.250
6742803742     0005000    N     2.250
6743352798     0004750    N     2.250
6743401496     0004625    N     2.250
6743885748     0005000    N     2.250
6744093896     0005000    N     2.250
6745229085     0005000    N     2.250
6745897709     0005000    N     2.250
6746880811     0004875    N     2.250
6746983144     0005000    N     2.250
6748376263     0005000    N     2.250
6748628895     0005000    N     2.250
6748712384     0005000    N     2.250
6749454093     0004875    N     2.250
6749479785     0004500    N     2.250
6750190552     0004875    N     2.250
6750361690     0005000    N     2.250
6753258950     0004250    N     2.250
6753855912     0004875    N     2.250
6753878732     0004625    N     2.250
6754187166     0004500    N     2.250
6755492508     0005000    N     2.250
6755499461     0005000    Y     2.250
6755785174     0004875    N     2.250
6755886642     0005000    N     2.250
6757213647     0004625    N     2.250
6758070038     0004750    N     2.250
6758465667     0004500    N     2.250
6759708511     0004500    N     2.250
6760789989     0005000    N     2.250
6760830882     0005000    N     2.250
6761695623     0005000    N     2.250
6762334586     0004750    N     2.250
6762765235     0004750    N     2.250
6762848346     0003875    N     2.250
6763957831     0005000    N     2.250
6764135981     0005000    N     2.250
6764521271     0004750    N     2.250
6764646268     0004625    N     2.250
6765535338     0004750    N     2.250
6769796316     0004125    N     2.250
6769907566     0005000    N     2.250
6772367303     0004250    N     2.250
6772610140     0005000    N     2.250
6773188310     0005000    N     2.250
6773753212     0005000    N     2.250
6773911646     0004375    N     2.250
6775358358     0005000    N     2.250
6776883255     0005000    N     2.250
6779152195     0005000    N     2.250
6779378964     0005000    N     2.250
6779434064     0004375    N     2.250
6780088933     0005000    Y     2.250
6780402340     0005000    N     2.250
6782094152     0005000    N     2.250
6782473687     0004125    N     2.250
6782868829     0005000    N     2.250
6785404689     0005000    N     2.250
6785927580     0005000    N     2.250
6786939873     0005000    N     2.250
6787161519     0005000    N     2.250
6787475646     0005000    N     2.250
6788567334     0004875    N     2.250
6789549448     0005000    N     2.250
6789598031     0004125    N     2.250
6789661623     0004750    N     2.250
6789804827     0005000    N     2.250
6789976021     0005000    N     2.250
6790223983     0005000    N     2.250
6790309899     0005000    N     2.250
6794254414     0004375    N     2.250
6794274461     0004500    N     2.250
6794670791     0005000    N     2.250
6794912920     0005000    Y     2.250
6795730453     0004625    N     2.250
6796338207     0004625    N     2.250
6797004212     0005000    N     2.250
6797794515     0004375    N     2.250
6800178367     0004750    N     2.250
6800239003     0005000    N     2.250
6800956143     0005000    N     2.250
6802204963     0004750    N     2.250
6802918547     0005000    N     2.250
6805782726     0004500    N     2.250
6806406358     0004875    N     2.250
6806750185     0005000    N     2.250
6807265860     0005000    N     2.250
6808654047     0004875    N     2.250
6809285585     0004750    N     2.250
6810519071     0004750    N     2.250
6811991766     0005000    N     2.250
6813227433     0005000    N     2.250
6813450555     0005000    N     2.250
6813856322     0005000    N     2.250
6814107444     0005000    N     2.250
6814689995     0005000    N     2.250
6815661845     0005000    N     2.250
6815737835     0003500    N     2.250
6816214461     0005000    N     2.250
6816606039     0005000    N     2.250
6816973454     0005000    N     2.250
6817035220     0005000    N     2.250
6817883892     0004875    N     2.250
6818806298     0005000    N     2.250
6819351781     0005000    N     2.250
6820224142     0004625    N     2.250
6820557905     0005000    N     2.250
6820708946     0005000    N     2.250
6821399802     0005000    N     2.250
6821460760     0005000    N     2.250
6821545230     0004625    N     2.250
6824069477     0004750    N     2.250
6824133216     0005000    N     2.250
6824352253     0005000    N     2.250
6824653254     0004500    N     2.250
6824834391     0004750    N     2.250
6825220020     0005000    N     2.250
6825342543     0005000    N     2.250
6825423608     0005000    N     2.250
6826254226     0005000    N     2.250
6826661586     0005000    N     2.250
6826881457     0004750    N     2.250
6827366334     0005000    N     2.250
6827919637     0004250    N     2.250
6828658135     0005000    N     2.250
6829702080     0005000    N     2.250
6830693948     0004750    N     2.250
6830870389     0004875    N     2.250
6831737249     0005000    N     2.250
6831774523     0005000    N     2.250
6832182387     0005000    N     2.250
6833322008     0005000    N     2.250
6833698167     0004750    N     2.250
6833927392     0004750    N     2.250
6834704105     0004875    N     2.250
6835056869     0004625    N     2.250
6835208270     0005000    N     2.250
6835863751     0005000    N     2.250
6836066008     0003500    N     2.250
6836875911     0004500    N     2.250
6839339410     0004625    N     2.250
6840176140     0005000    N     2.250
6840547381     0005000    N     2.250
6840659400     0004625    N     2.250
6841277723     0005000    N     2.250
6841511428     0004875    N     2.250
6841779504     0004625    N     2.250
6842035666     0004500    N     2.250
6842662634     0005000    N     2.250
6843448983     0004750    N     2.250
6844745932     0005000    N     2.250
6844790342     0004875    N     2.250
6844885894     0005000    N     2.250
6845357539     0004500    N     2.250
6846598834     0005000    N     2.250
6846626106     0005000    N     2.250
6846718275     0004375    N     2.250
6848470982     0004875    N     2.250
6848489669     0005000    N     2.250
6849470668     0004625    Y     2.250
6849919243     0005000    N     2.250
6850897619     0005000    Y     2.250
6851081981     0005000    N     2.250
6851354909     0005000    N     2.250
6851700721     0004875    N     2.250
6851719069     0005000    N     2.250
6853963814     0005000    N     2.250
6854376164     0004875    Y     2.250
6854476949     0005000    N     2.250
6855429178     0005000    N     2.250
6858247296     0005000    N     2.250
6859003714     0004875    N     2.250
6859095579     0004250    N     2.250
6859356096     0004750    N     2.250
6859900315     0004750    N     2.250
6860103461     0004875    N     2.250
6860572186     0004875    N     2.250
6860766770     0004875    N     2.250
6861873393     0005000    N     2.250
6863729395     0005000    N     2.250
6864926933     0005000    N     2.250
6865333840     0005000    Y     2.250
6865858713     0004625    N     2.250
6866196709     0004875    N     2.250
6866833970     0004250    N     2.250
6867190461     0005000    N     2.250
6867777614     0005000    N     2.250
6868033660     0004625    N     2.250
6868991305     0005000    N     2.250
6869348497     0004875    N     2.250
6869708724     0003750    N     2.250
6870613863     0005000    N     2.250
6872171175     0004500    N     2.250
6872866550     0004875    N     2.250
6872947368     0005000    N     2.250
6873684747     0005000    Y     2.250
6873842816     0005000    N     2.250
6874058958     0005000    Y     2.250
6875245240     0004625    N     2.250
6875816065     0005000    N     2.250
6876222396     0004625    N     2.250
6876676427     0004625    N     2.250
6876680767     0005000    N     2.250
6876876183     0005000    N     2.250
6876880334     0005000    N     2.250
6877145505     0005000    N     2.250
6877406410     0005000    N     2.250
6877758455     0005000    N     2.250
6877767225     0004625    Y     2.250
6878130035     0004625    N     2.250
6880382079     0004625    N     2.250
6880462921     0005000    N     2.250
6882474775     0004875    N     2.250
6883582790     0004500    N     2.250
6884243897     0005000    N     2.250
6886988853     0005000    N     2.250
6887688551     0005000    N     2.250
6888890289     0005000    N     2.250
6889152598     0004750    N     2.250
6889453855     0004500    N     2.250
6891447374     0004375    N     2.250
6891902071     0004750    N     2.250
6892264240     0004875    N     2.250
6892872943     0005000    N     2.250
6892887115     0005000    N     2.250
6893007424     0005000    N     2.250
6895178868     0005000    N     2.250
6895777784     0005000    N     2.250
6896426837     0004250    N     2.250
6896606560     0004750    N     2.250
6897616402     0005000    N     2.250
6898251472     0005000    Y     2.250
6898897308     0004875    N     2.250
6899638990     0004750    N     2.250
6900177210     0004375    N     2.250
6900526697     0004875    N     2.250
6900646800     0005000    N     2.250
6901832417     0005000    N     2.250
6902237350     0005000    N     2.250
6902256178     0005000    N     2.250
6903086905     0005000    N     2.250
6904311104     0004750    N     2.250
6905131188     0004500    N     2.250
6905843170     0005000    N     2.250
6906083891     0004875    N     2.250
6906685851     0004750    N     2.250
6907501149     0005000    N     2.250
6907828252     0005000    N     2.250
6908239822     0004750    N     2.250
6908593632     0005000    N     2.250
6908599902     0004750    N     2.250
6909935816     0005000    N     2.250
6910740775     0004500    N     2.250
6911626353     0005000    Y     2.250
6912342323     0004875    N     2.250
6913146491     0005000    N     2.250
6913286792     0005000    N     2.250
6913536055     0005000    Y     2.250
6913594641     0005000    N     2.250
6915373309     0004250    N     2.250
6915508565     0004750    N     2.250
6916149955     0004875    N     2.250
6916714022     0005000    N     2.250
6917889427     0005000    N     2.250
6918542447     0005000    Y     2.250
6918755148     0005000    Y     2.250
6919394004     0004750    N     2.250
6919787876     0004375    N     2.250
6920378392     0004500    N     2.250
6921391196     0004875    Y     2.250
6922192254     0005000    N     2.250
6922373268     0005000    N     2.250
6923349622     0004750    N     2.250
6923534496     0005000    N     2.250
6924280099     0005000    N     2.250
6924722439     0005000    N     2.250
6925309392     0004750    Y     2.250
6925406271     0005000    N     2.250
6925826791     0005000    N     2.250
6926431724     0005000    N     2.250
6926942159     0005000    N     2.250
6928957254     0004500    N     2.250
6930523490     0004750    N     2.250
6931191511     0005000    N     2.250
6931442583     0005000    N     2.250
6933352087     0004500    N     2.250
6933561554     0005000    N     2.250
6933600303     0005000    N     2.250
6935955788     0004500    N     2.250
6936467585     0005000    N     2.250
6936492021     0004500    N     2.250
6937886635     0005000    Y     2.250
6938546337     0004875    N     2.250
6939110562     0004625    Y     2.250
6939920002     0005000    N     2.250
6940862383     0005000    N     2.250
6941811959     0004375    N     2.250
6944124236     0004500    N     2.250
6944206827     0004875    N     2.250
6944207676     0005000    N     2.250
6946308852     0004500    N     2.250
6946691257     0005000    N     2.250
6946797005     0004875    N     2.250
6947023708     0005000    N     2.250
6947556509     0005000    N     2.250
6947824485     0005000    N     2.250
6948327033     0005000    N     2.250
6948886665     0005000    N     2.250
6948957953     0005000    Y     2.250
6950219003     0005000    N     2.250
6951724548     0005000    N     2.250
6951726295     0004625    N     2.250
6952993928     0004875    N     2.250
6953656375     0004500    N     2.250
6954299563     0005000    N     2.250
6954830151     0004750    N     2.250
6955275976     0005000    N     2.250
6955690034     0005000    N     2.250
6956153016     0004750    N     2.250
6956340514     0005000    N     2.250
6956977562     0005000    N     2.250
6957434944     0004750    N     2.250
6957449215     0004750    N     2.250
6958410422     0004750    Y     2.250
6959145555     0004625    N     2.250
6959794014     0004500    N     2.250
6959836278     0004625    N     2.250
6960115456     0004625    N     2.250
6961812994     0005000    N     2.250
6962082829     0005000    N     2.250
6962312796     0005000    N     2.250
6962625957     0005000    N     2.250
6963663296     0004750    N     2.250
6963791121     0004750    N     2.250
6964303256     0005000    N     2.250
6964316399     0004625    N     2.250
6964400235     0005000    N     2.250
6964445719     0004875    N     2.250
6964840885     0004875    N     0.250
6965863522     0004625    N     2.250
6965934513     0005000    N     2.250
6966369164     0004625    Y     2.250
6966824523     0005000    N     2.250
6967245538     0005000    N     2.250
6970060536     0004625    N     2.250
6970365117     0004875    N     2.250
6971782740     0005000    N     2.250
6972872839     0004625    N     2.250
6973090944     0004625    N     2.250
6974366327     0005000    N     2.250
6974433259     0005000    N     2.250
6974448034     0004500    N     2.250
6975611754     0004875    N     2.250
6976454220     0004875    N     2.250
6976711546     0004875    N     2.250
6977967162     0005000    N     2.250
6977977765     0004750    N     2.250
6978189410     0005000    N     2.250
6978453568     0004875    N     2.250
6978487947     0005000    N     2.250
6978964549     0004625    Y     2.250
6979158430     0005000    N     2.250
6979317234     0004875    N     2.250
6981193573     0005000    N     2.250
6982179019     0004750    N     2.250
6982393669     0004500    N     2.250
6985505822     0004750    N     2.250
6985820965     0005000    N     2.250
6986375712     0005000    N     2.250
6986417035     0004625    N     2.250
6986826599     0005000    N     2.250
6986972997     0004250    N     2.250
6987235170     0004500    N     2.250
6988786734     0005000    N     2.250
6989733461     0004625    N     2.250
6990431865     0004375    N     2.250
6990597079     0004125    N     2.250
6990722800     0004500    N     2.250
6992081379     0005000    N     2.250
6992493236     0004750    N     2.250
6992590718     0005000    N     2.250
6992940780     0004500    N     2.250
6993915815     0004625    N     2.250
6994144613     0004625    N     2.250
6994480280     0004750    N     2.250
6994964796     0004875    N     2.250
6998532532     0004875    N     2.250
6999201236     0004500    N     2.250

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 East
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated May 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.   Mortgage Paid in Full

____  2.   Foreclosure

____  3.   Substitution

____  4.   Other Liquidation

____  5.   Nonliquidation                      Reason: ___________________

                                    By:
                                        --------------------------------------
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:
                                           -----------------------------------
                                    Address:
                                            ----------------------------------

                                    ------------------------------------------

                                    Date:
                                         -------------------------------------

Custodian
---------
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------    -------------
Signature                                 Date

Documents returned to Custodian:


-----------------------------------   --------------
Custodian                                 Date

                                    EXHIBIT F

              FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated May 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [_______________],

                              By:
                                   -------------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                      ----------------------------------

                                 EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-B, Class ___, having an initial aggregate Certificate Balance as of May 29, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,


                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-B, Class ___, having an initial aggregate Certificate Balance as of May 29, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,


                                    ------------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

----------

(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The Transferee is a dealer registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____   ____      Will the Transferee be purchasing the Transferred
            Yes    No        Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                                         ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____   ____      Will the Transferee be purchasing the Transferred
            Yes    No        Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    ------------------------------------------
                                    Print Name of Transferee or Adviser

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    IF AN ADVISER:


                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Date:
                                         -------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 East
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-B, Class ___, having an initial aggregate Certificate Principal Balance as of May 29, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [___________________________] (the "Transferor") to [________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,


                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                             Nominee Acknowledgment
                             ----------------------


      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    EXHIBIT H

                   FORM OF TRANSFEREE REPRESENTATION LETTER
                   FOR BENEFIT PLAN-RESTRICTED CERTIFICATES


The Bank of New York
101 Barclay Street - 12 East
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-B, Class ___, having an initial aggregate Certificate Principal Balance as of May 29, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [__________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,


                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                    EXHIBIT I

                   FORM OF AFFIDAVIT REGARDING TRANSFER OF
                RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                  Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-B


STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class [A-R] [A-LR] Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated May 29, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

      9. The Transferee's taxpayer identification number is _________________.

     10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

     11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Residual Certificate as such taxes become due.

     12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.


                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.




                                    -------------------------------------------
                                    Print Name of Transferee


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


      Personally appeared before me the above-named _________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed    and    sworn    before    me    this    _____    day    of
_______________________, ____.






                                    -------------------------------------------
                                                  NOTARY PUBLIC


                                    My Commission expires the ____ day of
                                    ______________, ____.

                                    EXHIBIT J

                    CONTENTS OF THE SERVICER MORTGAGE FILE


1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT
                       -----------------------------------


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.


                                    ARTICLE I

                                   DEFINITIONS


            Section 1.01.   Defined Terms.
                            -------------

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02.   Definitions Incorporated by Reference.
                            --------------------------------------

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES


            Section 2.01.   Reports and Notices.
                            -------------------

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

                   (i) The Servicer shall within five Business Days after each
            Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

                   (ii) Prior to a Delay of Foreclosure in connection with any
            Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

                   (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

                   (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

                   (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

                   (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

                   (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.
                            -----------------------------------------

            (a) All parties to this Agreement acknowledge that the Loss sMitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03.   Termination.
                            -----------

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS


            Section 3.01.  Amendment.
                           ---------

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02.  Counterparts.
                           ------------

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03.  Governing Law.
                           -------------

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04.  Notices.
                           -------

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,


                  -----------------------



            (c)  in the case of the Purchaser:


                  -----------------------



            Section 3.05.  Severability of Provisions.
                           --------------------------

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06.  Successors and Assigns.
                           ----------------------

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07.  Article and Section Headings.
                           ----------------------------

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08.  Confidentiality.
                           ---------------

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.
                           ----------------------

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                 -------------------------------



                                          Loss Mitigation Advisor


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:



                  PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                          Purchaser


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                 -------------------------------

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland